UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-05084

Mutual of America Investment Corporation

(Exact name of registrant as specified in charter)

320 Park Avenue, New York, N.Y. 10022

(Address of principal executive offices) (Zip code)

John R. Greed

Senior Executive Vice President and Chief Financial Officer

Mutual of America Life Insurance Company

320 Park Avenue

New York, NY 10022

(Name and address of agents for service)

Registrant’s telephone number, including area code: (212) 224-1600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

ITEM 1.    REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders follows:

DECEMBER 31, 2014

Annual Reports of Investment Options Offered by Mutual of America Life Insurance Company

This report is not to be construed as an offering for sale of any Variable Policy. No offering is made except in conjunction with a prospectus which must precede or accompany this report.

320 PARK AVENUE

NEW YORK NY 10022-6839

February 2015

Dear Contract Owner,

As a valued variable annuity owner, we are pleased to provide you with the annual fund reports for the investment options you have selected. Included in this booklet are the annual reports of the Mutual of America Investment Corporation Funds. If you have also selected other investments options, you will receive annual reports for those funds in a separate booklet or booklets. The reports provide an update on each portfolio’s performance as of December 31, 2014. Please note that portfolio performance does not take into account the fees charged by the contract. If these fees had been included, the fund’s performance would have been lower. As always, past performance cannot predict or guarantee future returns.

Mutual of America has specialized in providing retirement products and related services to organizations and their employees, as well as individuals, for 70 years. As a mutual company, we do not have stockholders and are not publicly traded. We operate solely for the benefit of our customers, managing the Company for their long-term interest, rather than for the short-term demands of stockholders. Today, as in the past, Mutual of America remains financially strong and is rated among the strongest companies in the life insurance industry by the major independent rating agencies.*

Since 1945, Mutual of America has remained committed to offering plan sponsors, plan participants and individuals carefully selected, quality products and services at a competitive price and personal attention they need to help build and preserve assets for a financially secure future. Integrity, prudence, and reliability are the values that have guided us since our inception and that continue to serve us well.

We hope you will find the enclosed information helpful. We appreciate and value your business and look forward to serving you in the future. If you have any questions, please call your local Mutual of America Regional Office or 1-800-468-3785.

Sincerely,

Mutual of America Life Insurance Company

*	While these ratings do not apply to the safety or investment performance of the Separate Account investment funds available under Mutual of America’s products, they do reflect the Company’s ability to fulfill its General Account obligations, which include its obligations under the Interest Accumulation Account, annuity purchase rate guarantees and annuity benefit payouts, as well as life insurance and disability income payments. Third party ratings are subject to change.

DECEMBER 31, 2014

Annual Reports of Mutual of America Investment Corporation

This report is not to be construed as an offering for sale of any Variable Policy. No offering is made except in conjunction with a prospectus which must precede or accompany this report.

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MUTUAL OF AMERICA INVESTMENT CORPORATION

We are pleased to present the Mutual of America Investment Corporation (the “Investment Company”) Annual Report. This Report includes important information regarding the performance and financial position of the Investment Company’s funds for the year ended December 31, 2014.

The S&P 500® Index (S&P 500) generated a total return of 13.7% for the year, ahead of expectations at the beginning of year of 8-10%. In doing so, the index set 53 new all-time highs, surpassed in only two prior years, 1964 and 1998. Domestically, only the mid-cap indexes beat the S&P 500, and U.S. stocks in general outperformed all major non-domestic equity indexes.

It was also an extremely good year for the performance of U.S. bonds, especially U.S. Treasury securities with maturities over 10 years, which generated a total return of 17.1%. All U.S. Treasury securities posted total returns of 5.1% in aggregate, while investment grade bonds produced returns of 7.5%. Domestic high-yield bonds did not fare as well, returning only 2.5%, and spreads widened during the last several months of the year as a variety of uncertainties, more fully discussed below, were reflected more immediately in these riskier issues. Compared to non-domestic bond markets, U.S. bonds came in at the middle of the pack in aggregate.

The outperformance of U.S. stocks was based on clear improvement in domestic economic fundamentals, especially in comparison to deterioration in most other economies of the world. Europe remained on the verge of recession, China continued to struggle to maintain growth in the mid-7% range after twenty years of double-digit growth and nations dependent on commodity exports struggled with excess supply in the face of falling demand from China.

With regard to the U.S. economy specifically, signs of accelerating growth began to appear following the weather-impacted first quarter, which experienced a decline in GDP growth of -2.1%. However, GDP growth in the second and third quarters was 4.6% and 5.0%, respectively, with current expectations of a 2.8% gain in the fourth quarter. All key components of GDP except net exports, namely, consumption, investment, and government, made positive contributions in the second quarter, and all four contributed positively in the third quarter.

In particular, consumer spending has been running at a year-over-year monthly rate of 4.0% in 2014, up from the mid-3.0% range in 2012 and 2013. Business investment spending has been accelerating for the past seven quarters. Government spending has stopped detracting from overall growth. In fact, because the pace of spending cuts have been diminishing, annual federal budget deficits have more than halved since their peak in 2009, having shrunk from over 10% of GDP to less than 3%.

The most important set of economic statistics for driving future growth are those pertaining to labor. The key headline data point highlighting U.S. economic improvement is the fact that the unemployment rate has declined from a peak of 10.0% in October, 2009 to 5.6% in December, 2014, not far from the average lows of 4.6% in 2006 and 2007. Driving this improvement has been the addition of an average 225,000 new jobs per month during 2014. However, despite the fact that all jobs lost in the financial crisis of 2008 — 2009 have been replaced, there is still little indication that wages have begun to improve. Growth in the labor force is of course good for consumer spending because it adds income to the national aggregate, but wage increases are necessary for consumers to keep up with the rising cost of living and have the confidence to spend rather than save. The recent drop in gasoline prices likely will be a big help, especially for lower wage earners whose gasoline bills constitute a greater portion of their overall income. It is estimated that at the current national average price per gallon of gasoline, the incremental dollars saved across the economy could run as high as between $200-$350 billion dollars on an annual basis, representing 2.0% of current nominal GDP.

The conclusion: the U.S. economy is healing and prospects for further improvement are good. There has been concern expressed that the U.S. will not be able to sustain continued improvement in growth if the rest of the world stagnates. However, the U.S. economy is a closed economy, with exports representing less than 15% of total GDP, the lowest export share of any major or minor economy in the world, while consumption constitutes nearly 70%. In addition, even though our imports as a percent of GDP, at about 17%, is also among the lowest in the world, the size of our economy, which will continue to grow, means that we spend more on imported goods than any other nation. Thus, U.S. growth should positively impact economies around the world. The recent relative appreciation of the dollar should also increase our import expenditures, further assisting export dominated nations with which we trade.

Of course, there are always concerns. One of the most significant is what impact the Federal Reserve’s impending initiation of interest rate increases will have on the world’s economic and financial system. No one knows.

The most recent set of uncertainties to arise is what will be the impact of the rapid and dramatic collapse in oil prices, a global trend toward deflation, and the increase in the relative value of the U.S. dollar. Stir into this mix the seeming explosion of geopolitical risk (Ukraine, ISIS, cyber-attacks, Greece) and it becomes extremely difficult to come up with a most likely scenario.

Compounding the problem is that each of these changes sets in motion responses, which in turn spawn counter responses. We have already seen currency devaluations in response to a stronger dollar, the most dramatic of which being the 16% decline in the relative value of the euro in response to interest rate cuts over the past six months and the announcement that the European Central Bank (ECB) will begin a massive quantitative easing program. This coupled with the prospect of rising U.S. policy rates has prompted sales of euro denominated bonds and purchases of U.S. Treasury securities, with the consequence that the 10-year U.S. Treasury Note yields under 2%, near historical lows.

Nevertheless, we have witnessed over the past six years successful negotiation of seemingly intractable problems (European Sovereign Bond Crisis, U.S. Treasury Budget Crisis, the collapse of global commodity prices, interest rate and currency shocks, etc.). We expect the same going forward.

The combination of Japanese and now Eurozone quantitative easing are expected to inject three times the liquidity into the global financial system in 2015 than was added by the Federal Reserve during its nine month tapering phase which just ended. The 50% decline in the price of oil since last June will reduce costs and stimulate spending, especially in the United States, but also in most nations, despite the strength in the relative value of the dollar. China, Europe, and Japan, the three largest economic entities in the world after the United States, are all net importers of oil. And as noted previously, improving consumer and business fundamentals coupled with a stronger dollar should prompt greater import expenditures, serving to drive growth in exporting nations.

This potential for slow but eventual improvement in global economic and financial fundamentals should continue to be supportive of stock price appreciation, not necessarily robust or without setbacks and volatility, but in our estimation, the trajectory should be up at least over the next two years.

The total return performance (net of investment management and other operating expenses) for each of the Investment Company Funds is reflected below:

Total Returns — Year Ended December 31, 2014

Equity Index Fund	+13.49%
All America Fund	+11.16%
Small Cap Value Fund	+ 5.17%
Small Cap Growth Fund	+ 5.70%
Mid Cap Value Fund	+13.82%
Mid-Cap Equity Index Fund	+ 9.63%
International Fund	- 6.03%
Composite Fund	+ 9.10%
Retirement Income Fund	+ 6.50%
2010 Retirement Fund	+ 6.93%
2015 Retirement Fund	+ 7.16%
2020 Retirement Fund	+ 7.36%
2025 Retirement Fund	+ 8.00%
2030 Retirement Fund	+ 8.44%
2035 Retirement Fund	+ 8.26%
2040 Retirement Fund	+ 7.71%
2045 Retirement Fund	+ 7.36%
2050 Retirement Fund	+ 7.15%
Conservative Allocation Fund	+ 6.62%
Moderate Allocation Fund	+ 7.71%
Aggressive Allocation Fund	+ 7.66%
Money Market Fund	- 0.14%
Mid-Term Bond Fund	+ 3.22%
Bond Fund	+ 6.31%

The above performance figures do not reflect the deduction of respective Separate Account fees and expenses imposed by Mutual of America Life Insurance Company. All Fund performances presented throughout this report are historical, reflect the full reinvestment of dividends paid, and should not be considered indicative of future results.

The pages that immediately follow include brief discussions of each Fund’s performance for the year ended December 31, 2014, compared with its relevant index. Also presented are graphs and tables for each Fund (except for the Money Market Fund) that illustrates each Fund’s respective:

—	Historical total return achieved over specific periods, expressed as an average annual rate and as a cumulative rate;

—	Value in dollars of a $10,000 hypothetical investment at the beginning of each specified period; and

—	Historical performance compared to an appropriate index.

Following the discussions are the graphical representations of the asset allocations of each Fund and an illustration of each Fund’s operating expenses. The summarized portfolios of each Fund and financial statements are presented in the pages that follow.

Thank you for your continued investment in our Funds.

Sincerely,

John R. Greed

Chairman of the Board, President

and Chief Executive Officer

Mutual of America Investment Corporation

The views expressed in this Annual Report are subject to change at any time based on market and other conditions and should not be construed as a recommendation. This Report contains forward looking statements which speak only as of the date they were made and involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed herein. Readers are cautioned not to place undue reliance on our forward-looking statements, as we assume no obligation to update these forward-looking statements. Readers assume any and all responsibility for any investment decision made as a result of the views expressed herein.

EQUITY INDEX FUND

The Equity Index Fund’s objective is to replicate the performance of the S&P 500® Index (S&P 500), which consists of 500 stocks chosen by Standard & Poor’s for market size, liquidity and industry group representation. The S&P 500 is a market-weighted index of 500 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ, with each stock’s weight in the index proportionate to its market value. The weightings make each company’s influence on the S&P 500’s performance directly proportional to that company’s market value.

The S&P 500 ended the year strong, returning 13.69% including dividends. The S&P 500 closed 2014 at its all-time high level on December 29, 2014. In the second half of the year, most of the positive returns came during the fourth quarter as the index rose 4.9%. For the year, the Energy sector had the worst performance, -7.6% amid a stronger dollar and falling oil, while Health Care and Utilities were the best performing sectors in 2014, returning 28.7% and 25.4%, respectively.

The Equity Index Fund’s performance for the year ended December 31, 2014, was 13.66% before expenses and 13.49% after expenses, in line with the benchmark return of 13.69%. Note that the Equity Index Fund’s performance includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

GROWTH OF A $10,000 INVESTMENT

Equity Index Fund
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,350	13.49%	13.49%
5 Years	$20,295	102.95%	15.20%
10 Years	$20,536	105.36%	7.46%

S & P 500 Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,369	13.69%	13.69%
5 Years	$20,512	105.12%	15.45%
10 Years	$20,942	109.42%	7.67%

The line representing the performance return of the Equity Index Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

ALL AMERICA FUND

The investment objective of the All America Fund is to outperform the S&P 500® Index (S&P 500). The All America Fund is approximately 60% invested in the 500 stocks that comprise the S&P 500, with the remaining 40% actively managed, using three different investment approaches. The actively managed portion of the All America Fund is close to being equally distributed between large cap stocks and small cap stocks, with the small cap stocks in turn equally distributed between small cap value and small cap growth stocks.

For the year ended December 31, 2014, the S&P 500 of large capitalization stocks increased by 13.69% on a total return basis, while the Russell 2000® Growth Index was up 5.60% and the Russell 2000® Value Index was up 4.22%.

The All America Fund’s return for the year ended December 31, 2014, before expenses was 11.65% and 11.16% after expenses versus the benchmark return of 13.69%. The under-performance of the Fund was the result of under-performance by the Small Cap Growth, Small Cap Value, Active Large Cap and Equity Index components of the Fund, the latter by only 3 basis points.

GROWTH OF A $10,000 INVESTMENT

All America Fund
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,117	11.16%	11.16%
5 Years	$19,895	98.95%	14.74%
10 Years	$20,131	101.31%	7.24%

S & P 500 INDEX
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,369	13.69%	13.69%
5 Years	$20,512	105.12%	15.45%
10 Years	$20,942	109.42%	7.67%

The line representing the performance return of the All America Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

SMALL CAP VALUE FUND

The investment objective of the Small Cap Value Fund is to outperform the Russell 2000® Value Index. The Small Cap Value Fund generally invests in companies that are below $3 billion in market capitalization and have lower price-to-book characteristics than the overall market.

For the year ended December 31, 2014, the Small Cap Value Fund returned 6.01% before expenses and 5.17% after expenses versus a 4.22% return for the Russell 2000 Value Index. Within the benchmark, the best performing sectors were Utilities and Real Estate Investment Trusts (REITs) while the worst performing sectors were Energy and Basic Materials.

Stock selection was the primary driver of positive performance versus the benchmark. Sectors contributing to Fund performance included Industrials and Consumer Cyclicals, while sectors detracting from Fund performance included Energy and Retail.

GROWTH OF A $10,000 INVESTMENT

Small Cap Value Fund
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,520	5.17%	5.17%
5 Years	$19,571	95.71%	14.36%
Since 7/1/05 (Inception)	$22,225	122.25%	8.76%

Russell 2000 Value Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,422	4.22%	4.22%
5 Years	$19,471	94.71%	14.26%
Since 7/1/05 (Inception)	$19,185	91.85%	7.10%

The line representing the performance return of the Small Cap Value Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

SMALL CAP GROWTH FUND

The investment objective of the Small Cap Growth Fund is capital appreciation. The Small Cap Growth Fund invests in growth stocks within the small capitalization marketplace. The Fund returned 6.54% before expenses and 5.70% after expenses during the year ended December 31, 2014. The Fund’s benchmark, the Russell 2000® Growth Index, returned 5.60% for the period.

The small capitalization market sector produced single digit returns for calendar year 2014. Stock selection was the primary driver of positive out performance during the calendar year for the Fund. Our exposure to REITs, Biotechnology and Pharmaceuticals were all beneficial to the Fund as these industries had some of the strongest performance in the small capitalization sector.

Most of our outperformance came from the stock selection in the Industrial, Energy and Information Technology sectors which proved to be meaningful relative to our benchmark. Financial and Materials were the sectors where we struggled and were a drag on the Fund.

GROWTH OF A $10,000 INVESTMENT

Small Cap Growth Fund
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,573	5.70%	5.70%
5 Years	$20,529	105.29%	15.44%
Since 7/1/05 (Inception)	$21,876	118.76%	8.57%

Russell 2000 Growth Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,560	5.60%	5.60%
5 Years	$21,732	117.32%	16.80%
Since 7/1/05 (Inception)	$23,443	134.43%	9.38%

The line representing the performance return of the Small Cap Growth Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MID CAP VALUE FUND

The investment objective of the Mid Cap Value Fund is to outperform the Russell Midcap® Value Index. The Mid Cap Value Fund generally invests in companies that are between $1 billion and $20 billion in market capitalization and have lower price-to-book characteristics.

For the year ended December 31, 2014, the Mid Cap Value Fund returned 14.46% before expenses and 13.82% after expenses versus a 14.75% return for the Russell Midcap Value Index. Within the benchmark, the best performing sectors were REITs and Utilities while the worst performing sectors were Energy and Basic Materials.

Stock selection was the primary driver of in-line performance versus the benchmark while sector allocation detracted from performance. Sectors contributing to Mid Cap Value Fund performance included Industrials and Consumer Staples while sectors detracting from Fund performance included Technology and Energy.

GROWTH OF A $10,000 INVESTMENT

Mid Cap Value Fund
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,383	13.82%	13.82%
5 Years	$18,797	87.97%	13.43%
Since 7/1/05 (Inception)	$19,824	98.24%	7.45%

Russell Mid Cap Value Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,475	14.75%	14.75%
5 Years	$22,328	123.28%	17.43%
Since 7/1/05 (Inception)	$23,143	131.43%	9.23%

The line representing the performance return of the Mid Cap Value Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MID-CAP EQUITY INDEX FUND

The Mid-Cap Equity Index Fund invests in the 400 stocks that comprise the S&P MidCap 400® Index (S&P MidCap 400). The S&P MidCap 400 is a market-weighted index of 400 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ. The weightings make each company’s influence on the S&P MidCap 400’s performance directly proportional to that company’s market value. The companies included in the S&P MidCap 400 tend to be typical of this asset class, the medium-capitalized sector of the U.S. securities market.

The S&P MidCap 400 had a strong year ending 2014 up 9.77%. Most of the outperformance in the second half of the year came from the fourth quarter as the index was up 6.4%. Within the S&P MidCap 400, Consumer Staples, Telecommunications and Health Care sectors were up substantially, advancing 35.2%, 24.7%, and 23.7%, respectively. The worst performing sector was Energy as it detracted 25.4% from the index.

The Mid-Cap Equity Index Fund’s performance for the year ended December 31, 2014, was 9.80% before expenses and 9.63% after expenses, in line with the 9.77% return of the S&P MidCap 400. Note that the performance of the Mid-Cap Equity Index Fund includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

GROWTH OF A $10,000 INVESTMENT

Mid-Cap Equity Index Fund
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,964	9.63%	9.63%
5 Years	$21,295	112.95%	16.31%
10 Years	$24,741	147.41%	9.47%

S & P MidCap 400 Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,977	9.77%	9.77%
5 Years	$21,497	114.97%	16.54%
10 Years	$25,253	152.53%	9.71%

The line representing the performance return of the Mid-Cap Equity Index Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

INTERNATIONAL FUND

The International Fund seeks capital appreciation by investing, directly or indirectly, in stocks of companies located outside of the United States that are reflected or contained in the Morgan Stanley Capital International, Inc. Europe, Australasia and Far East® Index (MSCI EAFE® Index). Currently the International Fund is invested mainly in exchange traded funds that reflect the MSCI EAFE Index. The Fund also has invested a small percentage of assets in exchange traded funds that provide exposure to emerging markets and to companies with small market capitalizations in developed market countries.

For the year ended December 31, 2014, the International Fund returned -5.86% before expenses and -6.03% after expenses, underperforming the -4.90% return of the benchmark. The fund’s benchmark closes earlier in the day than the actual market for the fund’s investments. This time lag can result in both positive and negative performance differences. During the fourth quarter the fund added exposure to two new exchange traded funds that invest all of their assets in common stocks of countries that are included in the MSCI EAFE® Index.

GROWTH OF A $10,000 INVESTMENT

International Fund
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,397	-6.03%	-6.03%
5 Years	$12,729	27.29%	4.94%
Since 11/5/07 (Inception)	$9,275	-7.25%	-1.05%

MSCI EAFE Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,510	-4.90%	-4.90%
5 Years	$12,967	29.67%	5.33%
Since 11/5/07 (Inception)	$9,414	-5.86%	-0.85%

The line representing the performance return of the International Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

COMPOSITE FUND

For the year ended December 31, 2014, the fixed income portion of the Fund had a total return of 7.22% before expenses, compared to the Barclays Capital Aggregate Bond Index, which returned 5.97% for the period. The fixed income portion of the Fund focused on income and capital preservation.

The Federal Reserve emphasized low short-term rates throughout 2014. Their belief was that this policy would stimulate the economy without causing excessive inflation, re-liquefy the banking system, and support the mortgage market. For example, 30-Day Treasury Bill yields began and ended the year at one basis point. One year Treasury Bill yields did increase somewhat during the year, but not by a meaningful amount. They began the year at 16 basis points and ended at 29 basis points.

The yields of intermediate and longer dated issues declined throughout the year in response to Federal Reserve market intervention and a lack of reasonable alternatives by the international investing community. For example, ten year Treasury Notes ended 2013 at 3.03%, fell to 2.53% by the end of the Second Quarter and ended the year at 2.17%. Thirty-year Treasury Bonds exhibited a similar pattern falling to 2.75% from 3.97% at year-end 2013, and 3.36% at the end of June. As a result, fixed income returns were positive year-over-year.

Yield spreads between corporate and Treasury Bonds narrowed during the first three Quarters of 2014, then began to widen into year-end. As a result, 7-10 year spreads generally widened by 11 basis points year-over-year and longer corporates widened by 33 basis points. This was not enough to off-set the favorable performance impact of lower gross yields, so the net performance result was positive on an annual basis.

The Composite Fund’s fixed income strategy was to maintain a similar maturity profile to the Barclays Capital U.S. Aggregate Bond Index with an overweighting of BBB issuers, who now comprise nearly one-half of the investment grade corporate bond market. Intermediate maturities were also emphasized, as was extreme diversification among issuers. This was done to protect the Fund from unexpected credit events, so very few holdings exceeded one-half of one percent of the Fund’s value. Fortunately, the extreme diversification has proven unnecessary, but it will be maintained going forward as part of our risk control.

For the year ended December 31, 2014, the equity portion of the Fund had a total return of 11.54% (before expenses), underperforming the S&P 500 Index by 215 basis points. The primary reason for the underperformance of this portion of the Fund was adverse stock selection in a market in which only 19% of active large cap managers were able to outperform the S&P 500.

The equity portion of the Composite Fund maintains sector weights within plus or minus 100 basis points of the S&P 500 Index and does not take positions in individual stocks with over-weights of more than 200 basis points. This structural discipline produces a relatively low-risk portfolio that emphasizes stock selection based on strong fundamental analysis. The year 2014 was characterized by wide dispersion in sector performance such that outperformance required over-weights in sectors outperforming the benchmark and underweights in underperforming sectors. Our investment style precludes such an investment posture.

For the year ended December 31, 2014, the Composite Fund returned 9.59% before expenses and 9.10% after expenses compared to the weighted benchmark return of 10.56%, 40% of which is based on the Barclays Capital Aggregate Bond Index and 60% of which is based on the S&P 500. All of the underperformance of the Composite Fund was the result of the underperformance of the equity portion of the fund.

GROWTH OF A $10,000 INVESTMENT

Composite Fund
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,913	9.10%	9.10%
5 Years	$16,184	61.84%	10.10%
10 Years	$17,729	77.29%	5.89%

S & P 500 Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,369	13.69%	13.69%
5 Years	$20,512	105.12%	15.45%
10 Years	$20,942	109.42%	7.67%

Barclays Capital Aggregate Bond Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,597	5.97%	5.97%
5 Years	$12,430	24.30%	4.45%
10 Years	$15,840	58.40%	4.71%

Citigroup 3 - Month T-Bill Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,004	0.04%	0.04%
5 Years	$10,036	0.36%	0.07%
10 Years	$11,565	15.65%	1.47%

The line representing the performance return of the Composite Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return lines of the Indices do not. Past performance is not indicative of future results.

RETIREMENT INCOME FUND

The objective of the Retirement Income Fund is current income consistent with the preservation of capital and, to a lesser extent, capital appreciation. The Retirement Income Fund invests primarily in the fixed-income funds of the Investment Company and also invests in two equity funds of the Investment Company. The Fund’s current target allocation is approximately 75% of net assets in fixed-income funds (approximately 30% in the Bond, 40% in the Mid-Term Bond Funds and 5% in the Money Market Fund) and approximately 25% of net assets in equity funds (20% in the Equity Index Fund and 5% in the Mid-Cap Equity Index Fund).

Performance for the Retirement Income Fund is compared to the Barclays Capital Aggregate Bond Index (70% weighting), the Citigroup 3-Month Treasury Bill Index (5% weighting) and the S&P 500® Index (25% weighting). For the year ended December 31, 2014, the Fund returned 6.55% before expenses and 6.50% after expenses, versus a 7.56% return in the weighted benchmark. The underperformance of the Fund is attributable to the underperformance of the Mid-Term Bond Fund and the Money Market Fund relative to the Barclays Capital Aggregate Bond Index, and the underperformance of smaller capitalization equities versus the S&P 500® Index.

GROWTH OF A $10,000 INVESTMENT

Retirement Income Fund
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,650	6.50%	6.50%
5 Years	$14,000	40.00%	6.95%
Since 11/5/07 (Inception)	$14,724	47.24%	5.55%

S & P 500 Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,369	13.69%	13.69%
5 Years	$20,512	105.12%	15.45%
Since 11/5/07 (Inception)	$16,034	60.34%	6.82%

Barclays Capital Aggregate Bond Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,597	5.97%	5.97%
5 Years	$12,430	24.30%	4.45%
Since 11/5/07 (Inception)	$14,055	40.55%	4.87%

Citigroup 3 - Month T-Bill Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,004	0.04%	0.04%
5 Years	$10,036	0.36%	0.07%
Since 11/5/07 (Inception)	$10,299	2.99%	0.41%

Through 2014, the line representing the performance return of the Retirement Income Fund includes expenses, such as direct management fees and expenses of the underlying funds (via the expense charges applied to the underlying funds’ net asset value calculations) in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Commencing in 2015, certain expenses that in the past were charged to the underlying funds in which the Retirement Income Fund invests will now be directly charged to the Retirement Income Fund. Performance return lines of the indices will continue to exclude expenses. Past performance is not indicative of future results.

2010 RETIREMENT FUND

The objective of the 2010 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2010. The 2010 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 63% of net assets in fixed-income funds (approximately 25% in the Bond Fund, 33% in the Mid-Term Bond Fund and 5% in the Money Market Fund) and approximately 37% of net assets in equity funds (25% in the Equity Index Fund, 9% in the Mid-Cap Equity Index Fund and 3% in the International Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2014).

Performance for the 2010 Retirement Fund is compared to the Barclays Capital Aggregate Bond Index (58% weighting), the Citigroup 3-Month Treasury Bill Index (5% weighting) and the S&P 500® Index (37% weighting). For the year ended December 31, 2014, the Fund returned 6.98% before expenses and 6.93% after expenses, versus an 8.48% return in the weighted benchmark. The underperformance of the Fund is attributable to the underperformance of the Mid-Term Bond Fund and the Money Market Fund relative to the Barclays Capital Aggregate Bond Index, and the underperformance of smaller capitalization and international equities versus the S&P 500® Index.

GROWTH OF A $10,000 INVESTMENT

2010 Retirement Fund
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,695	6.93%	6.93%
5 Years	$15,054	50.54%	8.52%
Since 11/5/07 (Inception)	$14,788	47.88%	5.61%

S & P 500 Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,369	13.69%	13.69%
5 Years	$20,512	105.12%	15.45%
Since 11/5/07 (Inception)	$16,034	60.34%	6.82%

Barclays Capital Aggregate Bond Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,597	5.97%	5.97%
5 Years	$12,430	24.30%	4.45%
Since 11/5/07 (Inception)	$14,055	40.55%	4.87%

Citigroup 3 - Month T-Bill Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,004	0.04%	0.04%
5 Years	$10,036	0.36%	0.07%
Since 11/5/07 (Inception)	$10,299	2.99%	0.41%

Through 2014, the line representing the performance return of the 2010 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds (via the expense charges applied to the underlying funds’ net asset value calculations) in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Commencing in 2015, certain expenses that in the past were charged to the underlying funds in which the 2010 Retirement Fund invests will now be directly charged to the 2010 Retirement Fund. Performance return lines of the indices will continue to exclude expenses. Past performance is not indicative of future results.

2015 RETIREMENT FUND

The objective of the 2015 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2015. The 2015 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 47% of net assets in equity funds (approximately 28% in the Equity Index Fund, 11% in the Mid-Cap Equity Index Fund, 6% in the International Fund and 1% each in the Small Cap Growth and Small Cap Value Funds) and approximately 53% of net assets in fixed-income funds (25% in the Bond Fund and 28% in the Mid-Term Bond Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2014).

Performance for the 2015 Retirement Fund is compared to the S&P 500® Index (47% weighting) and the Barclays Capital Aggregate Bond Index (53% weighting). For the year ended December 31, 2014, the Fund returned 7.21% before expenses and 7.16% after expenses, versus a 9.55% return in the weighted benchmark. The underperformance of the Fund is attributable to the underperformance of the Mid-Term Bond Fund relative to the Barclays Capital Aggregate Bond Index, and the underperformance of smaller capitalization and international equities versus the S&P 500® Index.

GROWTH OF A $10,000 INVESTMENT

2015 Retirement Fund
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,716	7.16%	7.16%
5 Years	$15,595	55.95%	9.29%
Since 11/5/07 (Inception)	$14,766	47.66%	5.59%

S & P 500 Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,369	13.69%	13.69%
5 Years	$20,512	105.12%	15.45%
Since 11/5/07 (Inception)	$16,034	60.34%	6.82%

Barclays Capital Aggregate Bond Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,597	5.97%	5.97%
5 Years	$12,430	24.30%	4.45%
Since 11/5/07 (Inception)	$14,055	40.55%	4.87%

Through 2014, the line representing the performance return of the 2015 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds (via the expense charges applied to the underlying funds’ net asset value calculations) in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Commencing in 2015, certain expenses that in the past were charged to the underlying funds in which the 2015 Retirement Fund invests will now be directly charged to the 2015 Retirement Fund. Performance return lines of the indices will continue to exclude expenses. Past performance is not indicative of future results.

2020 RETIREMENT FUND

The objective of the 2020 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2020. The 2020 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 57% of net assets in equity funds (approximately 33% in the Equity Index Fund, 11% in the Mid-Cap Equity Index Fund, 9% in the International Fund and 2% each in the Small Cap Growth and Small Cap Value Funds) and approximately 43% of net assets in fixed-income funds (25% in the Bond Fund and 18% in the Mid-Term Bond Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2014).

Performance for the 2020 Retirement Fund is compared to the S&P 500® Index (57% weighting) and the Barclays Capital Aggregate Bond Index (43% weighting). For the year ended December 31, 2014, the Fund returned 7.41% before expenses and 7.36% after expenses, versus a 10.33% return in the weighted benchmark. The underperformance of the Fund is attributable to the underperformance of the Mid-Term Bond Fund relative to the Barclays Capital Aggregate Bond Index, and the underperformance of smaller capitalization and international equities versus the S&P 500® Index.

GROWTH OF A $10,000 INVESTMENT

2020 Retirement Fund
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,737	7.36%	7.36%
5 Years	$16,333	63.33%	10.30%
Since 11/5/07 (Inception)	$14,897	48.97%	5.72%

S & P 500 Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,369	13.69%	13.69%
5 Years	$20,512	105.12%	15.45%
Since 11/5/07 (Inception)	$16,034	60.34%	6.82%

Barclays Capital Aggregate Bond Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,597	5.97%	5.97%
5 Years	$12,430	24.30%	4.45%
Since 11/5/07 (Inception)	$14,055	40.55%	4.87%

Through 2014, the line representing the performance return of the 2020 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds (via the expense charges applied to the underlying funds’ net asset value calculations) in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Commencing in 2015, certain expenses that in the past were charged to the underlying funds in which the 2020 Retirement Fund invests will now be directly charged to the 2020 Retirement Fund. Performance return lines of the indices will continue to exclude expenses. Past performance is not indicative of future results.

2025 RETIREMENT FUND

The objective of the 2025 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2025. The 2025 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 69% of net assets in equity funds (approximately 37% in the Equity Index Fund, 16% in the Mid-Cap Equity Index Fund, 10% in the International Fund and 3% each in the Small Cap Growth and Small Cap Value Funds) and approximately 31% of net assets in fixed-income funds (23% in the Bond Fund and 8% in the Mid-Term Bond Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2014).

Performance for the 2025 Retirement Fund is compared to the S&P 500® Index (69% weighting) and the Barclays Capital Aggregate Bond Index (31% weighting). For the year ended December 31, 2014, the Fund returned 8.05% before expenses and 8.00% after expenses, versus an 11.26% return in the weighted benchmark. The underperformance of the Fund is attributable to the underperformance of the Mid-Term Bond Fund relative to the Barclays Capital Aggregate Bond Index, and the underperformance of smaller capitalization and international equities versus the S&P 500® Index.

GROWTH OF A $10,000 INVESTMENT

2025 Retirement Fund
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,800	8.00%	8.00%
5 Years	$17,201	72.01%	11.45%
Since 11/5/07 (Inception)	$15,126	51.26%	5.94%

S & P 500 Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,369	13.69%	13.69%
5 Years	$20,512	105.12%	15.45%
Since 11/5/07 (Inception)	$16,034	60.34%	6.82%

Barclays Capital Aggregate Bond Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,597	5.97%	5.97%
5 Years	$12,430	24.30%	4.45%
Since 11/5/07 (Inception)	$14,055	40.55%	4.87%

Through 2014, the line representing the performance return of the 2025 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds (via the expense charges applied to the underlying funds’ net asset value calculations) in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Commencing in 2015, certain expenses that in the past were charged to the underlying funds in which the 2025 Retirement Fund invests will now be directly charged to the 2025 Retirement Fund. Performance return lines of the indices will continue to exclude expenses. Past performance is not indicative of future results.

2030 RETIREMENT FUND

The objective of the 2030 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2030. The 2030 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 77% of net assets in equity funds (approximately 40% in the Equity Index Fund, 17% in the Mid-Cap Equity Index Fund, 10% in the International Fund and 5% each in the Small Cap Growth and Small Cap Value Funds) and approximately 23% of net assets in the Bond Fund.

Performance for the 2030 Retirement Fund is compared to the S&P 500® Index (77% weighting) and the Barclays Capital Aggregate Bond Index (23% weighting). For the year ended December 31, 2014, the Fund returned 8.49% before expenses and 8.44% after expenses, versus an 11.88% return in the weighted benchmark. The underperformance of the Fund is attributable to the underperformance of smaller capitalization and international equities versus the S&P 500® Index.

GROWTH OF A $10,000 INVESTMENT

2030 Retirement Fund
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,845	8.44%	8.44%
5 Years	$17,826	78.26%	12.25%
Since 11/5/07 (Inception)	$15,445	54.45%	6.25%

S & P 500 Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,369	13.69%	13.69%
5 Years	$20,512	105.12%	15.45%
Since 11/5/07 (Inception)	$16,034	60.34%	6.82%

Barclays Capital Aggregate Bond Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,597	5.97%	5.97%
5 Years	$12,430	24.30%	4.45%
Since 11/5/07 (Inception)	$14,055	40.55%	4.87%

Through 2014, the line representing the performance return of the 2030 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds (via the expense charges applied to the underlying funds’ net asset value calculations) in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Commencing in 2015, certain expenses that in the past were charged to the underlying funds in which the 2030 Retirement Fund invests will now be directly charged to the 2030 Retirement Fund. Performance return lines of the indices will continue to exclude expenses. Past performance is not indicative of future results.

2035 RETIREMENT FUND

The objective of the 2035 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2035. The 2035 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 84% of net assets in equity funds (approximately 40% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 12% in the International Fund and 6% each in the Small Cap Growth and Small Cap Value Funds) and approximately 16% of net assets in the Bond Fund.

Performance for the 2035 Retirement Fund is compared to the S&P 500® Index (84% weighting) and the Barclays Capital Aggregate Bond Index (16% weighting). For the year ended December 31, 2014, the Fund returned 8.31% before expenses and 8.26% after expenses, versus a 12.43% return in the weighted benchmark. The underperformance of the Fund is attributable to the underperformance of smaller capitalization and international equities versus the S&P 500® Index.

GROWTH OF A $10,000 INVESTMENT

2035 Retirement Fund
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,827	8.26%	8.26%
5 Years	$18,235	82.35%	12.76%
Since 11/5/07 (Inception)	$15,237	52.37%	6.05%

S & P 500 Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,369	13.69%	13.69%
5 Years	$20,512	105.12%	15.45%
Since 11/5/07 (Inception)	$16,034	60.34%	6.82%

Barclays Capital Aggregate Bond Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,597	5.97%	5.97%
5 Years	$12,430	24.30%	4.45%
Since 11/5/07 (Inception)	$14,055	40.55%	4.87%

Through 2014, the line representing the performance return of the 2035 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds (via the expense charges applied to the underlying funds’ net asset value calculations) in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Commencing in 2015, certain expenses that in the past were charged to the underlying funds in which the 2035 Retirement Fund invests will now be directly charged to the 2035 Retirement Fund. Performance return lines of the indices will continue to exclude expenses. Past performance is not indicative of future results.

2040 RETIREMENT FUND

The objective of the 2040 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2040. The 2040 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 88% of net assets in equity funds (approximately 35% in the Equity Index Fund, 23% in the Mid-Cap Equity Index Fund, 14% in the International Fund and 8% each in the Small Cap Growth and Small Cap Value Funds) and approximately 12% of net assets in the Bond Fund.

Performance for the 2040 Retirement Fund is compared to the S&P 500® Index (88% weighting) and the Barclays Capital Aggregate Bond Index (12% weighting). For the year ended December 31, 2014, the Fund returned 7.76% before expenses and 7.71% after expenses, versus a 12.74% return in the weighted benchmark. The underperformance of the Fund is attributable to the underperformance of smaller capitalization and international equities versus the S&P 500® Index.

GROWTH OF A $10,000 INVESTMENT

2040 Retirement Fund
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,772	7.71%	7.71%
5 Years	$18,367	83.67%	12.92%
Since 11/5/07 (Inception)	$15,369	53.69%	6.18%

S & P 500 Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,369	13.69%	13.69%
5 Years	$20,512	105.12%	15.45%
Since 11/5/07 (Inception)	$16,034	60.34%	6.82%

Barclays Capital Aggregate Bond Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,597	5.97%	5.97%
5 Years	$12,430	24.30%	4.45%
Since 11/5/07 (Inception)	$14,055	40.55%	4.87%

Through 2014, the line representing the performance return of the 2040 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds (via the expense charges applied to the underlying funds’ net asset value calculations) in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Commencing in 2015, certain expenses that in the past were charged to the underlying funds in which the 2040 Retirement Fund invests will now be directly charged to the 2040 Retirement Fund. Performance return lines of the indices will continue to exclude expenses. Past performance is not indicative of future results.

2045 RETIREMENT FUND

The objective of the 2045 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2045. The 2045 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 90% of net assets in equity funds (approximately 35% in the Equity Index Fund, 21% in the Mid-Cap Equity Index Fund, 16% in the International Fund and 9% each in the Small Cap Growth and Small Cap Value Funds) and approximately 10% of net assets in the Bond Fund.

Performance for the 2045 Retirement Fund is compared to the S&P 500® Index (90% weighting) and the Barclays Capital Aggregate Bond Index (10% weighting). For the year ended December 31, 2014, the Fund returned 7.41% before expenses and 7.36% after expenses, versus a 12.90% return in the weighted benchmark. The underperformance of the Fund is attributable to the underperformance of smaller capitalization and international equities versus the S&P 500® Index.

GROWTH OF A $10,000 INVESTMENT

2045 Retirement Fund
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,738	7.36%	7.36%
5 Years	$18,342	83.42%	12.89%
Since 11/5/07 (Inception)	$15,262	52.62%	6.08%

S & P 500 Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,369	13.69%	13.69%
5 Years	$20,512	105.12%	15.45%
Since 11/5/07 (Inception)	$16,034	60.34%	6.82%

Barclays Capital Aggregate Bond Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,597	5.97%	5.97%
5 Years	$12,430	24.30%	4.45%
Since 11/5/07 (Inception)	$14,055	40.55%	4.87%

Through 2014, the line representing the performance return of the 2045 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds (via the expense charges applied to the underlying funds’ net asset value calculations) in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Commencing in 2015, certain expenses that in the past were charged to the underlying funds in which the 2045 Retirement Fund invests will now be directly charged to the 2045 Retirement Fund. Performance return lines of the indices will continue to exclude expenses. Past performance is not indicative of future results.

2050 RETIREMENT FUND

The objective of the 2050 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2050. The 2050 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 92% of net assets in equity funds (approximately 35% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 17% in the International Fund and 10% each in the Small Cap Growth and Small Cap Value Funds) and approximately 8% of net assets in the Bond Fund.

Performance for the 2050 Retirement Fund is compared to the S&P 500® Index (92% weighting) and the Barclays Capital Aggregate Bond Index (8% weighting). For the year ended December 31, 2014, the Fund returned 7.20% before expenses and 7.15% after expenses, versus a 13.06% return in the weighted benchmark. The underperformance of the Fund is attributable to the underperformance of smaller capitalization and international equities versus the S&P 500® Index.

GROWTH OF A $10,000 INVESTMENT

2050 Retirement Fund
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,715	7.15%	7.15%
Since 10/1/12 (Inception)	$13,985	39.85%	16.06%

S & P 500 Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,369	13.69%	13.69%
Since 10/1/12 (Inception)	$14,994	49.94%	19.74%

Barclays Capital Aggregate Bond Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,597	5.97%	5.97%
Since 10/1/12 (Inception)	$10,405	4.05%	1.75%

Through 2014, the line representing the performance return of the 2050 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds (via the expense charges applied to the underlying funds’ net asset value calculations) in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Commencing in 2015, certain expenses that in the past were charged to the underlying funds in which the 2050 Retirement Fund invests will now be directly charged to the 2050 Retirement Fund. Performance return lines of the indices will continue to exclude expenses. Past performance is not indicative of future results.

CONSERVATIVE ALLOCATION FUND

The objective of the Conservative Allocation Fund is current income and, to a lesser extent, capital appreciation. The Conservative Allocation Fund invests primarily in the fixed-income funds of the Investment Company and also invests in the equity funds of the Investment Company. The Conservative Allocation Fund’s target allocation is approximately 65% of net assets in fixed-income funds (approximately 30% in the Bond Fund and 35% in the Mid-Term Bond Fund) and approximately 35% of net assets in equity funds (approximately 25% in the Equity Index Fund, 5% in the Mid-Cap Equity Index Fund and 5% in the International Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2014).

Performance for the Conservative Allocation Fund is compared to the Barclays Capital Aggregate Bond Index (65% weighting) and the S&P 500® Index (35% weighting). For the year ended December 31, 2014, the Conservative Allocation Fund returned 6.62% versus an 8.63% return in the weighted benchmark. The underperformance of the Fund is attributable to the underperformance of the Mid-Term Bond Fund relative to the Barclays Capital Aggregate Bond Index, and the underperformance of smaller capitalization and international equities versus the S&P 500® Index.

GROWTH OF A $10,000 INVESTMENT

Conservative Allocation Fund
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,663	6.62%	6.62%
5 Years	$14,224	42.24%	7.30%
10 Years	$17,249	72.49%	5.60%

S & P 500 Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,369	13.69%	13.69%
5 Years	$20,512	105.12%	15.45%
10 Years	$20,942	109.42%	7.67%

Barclays Capital Aggregate Bond Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,597	5.97%	5.97%
5 Years	$12,430	24.30%	4.45%
10 Years	$15,840	58.40%	4.71%

Through 2014, the line representing the performance return of the Conservative Allocation Fund includes expenses, such as transaction costs and management fees in the underlying funds (via the expense charges applied to the underlying funds’ net asset value calculations) that reduce returns, while the performance return lines of the Indicies do not. Commencing in 2015, certain expenses that in the past were charged to the underlying funds in which the Conservative Allocation Fund invests will now be directly charged to the Conservative Allocation Fund. Performance return lines of the indices will continue to exclude expenses. Past performance is not indicative of future results.

MODERATE ALLOCATION FUND

The objective of the Moderate Allocation Fund is capital appreciation and current income. The Moderate Allocation Fund invests in the equity and fixed-income funds of the Investment Company. The Moderate Allocation Fund’s target allocation is approximately 60% of net assets in equity funds (approximately 35% of its net assets in the Equity Index Fund, 15% in the Mid-Cap Equity Index Fund and 10% in the International Fund) and approximately 40% of net assets in fixed-income funds (approximately 25% of its net assets in the Bond Fund and approximately 15% of its net assets in the Mid-Term Bond Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2014).

Performance for the Moderate Allocation Fund is compared to the S&P 500® Index (60% weighting) and the Barclays Capital Aggregate Bond Index (40% weighting). For the year ended December 31, 2014, the Moderate Allocation Fund returned 7.71% versus a 10.56% return for the weighted benchmark. The underperformance of the Fund is attributable to the underperformance of the Mid-Term Bond Fund relative to the Barclays Capital Aggregate Bond Index, and the underperformance of smaller capitalization and international equities versus the S&P 500® Index.

GROWTH OF A $10,000 INVESTMENT

Moderate Allocation Fund
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,770	7.71%	7.71%
5 Years	$16,277	62.77%	10.24%
10 Years	$19,178	91.78%	6.73%

S & P 500 Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,369	13.69%	13.69%
5 Years	$20,512	105.12%	15.45%
10 Years	$20,942	109.42%	7.67%

Barclays Capital Aggregate Bond Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,597	5.97%	5.97%
5 Years	$12,430	24.30%	4.45%
10 Years	$15,840	58.40%	4.71%

Through 2014, the line representing the performance return of the Moderate Allocation Fund includes expenses, such as transaction costs and management fees in the underlying funds (via the expense charges applied to the underlying funds’ net asset value calculations) that reduce returns, while the performance return lines of the Indicies do not. Commencing in 2015, certain expenses that in the past were charged to the underlying funds in which the Moderate Allocation Fund invests will now be directly charged to the Moderate Allocation Fund. Performance return lines of the indices will continue to exclude expenses. Past performance is not indicative of future results.

AGGRESSIVE ALLOCATION FUND

The objective of the Aggressive Allocation Fund is capital appreciation and, to a lesser extent, current income. The Aggressive Allocation Fund invests in the equity and fixed-income funds of the Investment Company. The Aggressive Allocation Fund’s target allocation is approximately 80% of net assets in equity funds (approximately 35% of its net assets in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 5% in the Small Cap Value Fund, 5% in the Small Cap Growth Fund and 15% in the International Fund) and approximately 20% of net assets in the Bond Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2014).

Performance for the Aggressive Allocation Fund is compared to the S&P 500® Index (80% weighting) and the Barclays Capital Aggregate Bond Index (20% weighting). For the year ended December 31, 2014, the Aggressive Allocation Fund returned 7.66% versus a 12.12% return for the weighted benchmark. The underperformance of the Fund is attributable to the underperformance of smaller capitalization and international equities versus the S&P 500® Index.

GROWTH OF A $10,000 INVESTMENT

Aggressive Allocation Fund
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,769	7.66%	7.66%
5 Years	$18,156	81.56%	12.66%
10 Years	$20,453	104.53%	7.42%

S & P 500 Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,369	13.69%	13.69%
5 Years	$20,512	105.12%	15.45%
10 Years	$20,942	109.42%	7.67%

Barclays Capital Aggregate Bond Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,597	5.97%	5.97%
5 Years	$12,430	24.30%	4.45%
10 Years	$15,840	58.40%	4.71%

Through 2014, the line representing the performance return of the Aggressive Allocation Fund includes expenses, such as transaction costs and management fees in the underlying funds (via the expense charges applied to the underlying funds’ net asset value calculations) that reduce returns, while the performance return lines of the Indicies do not. Commencing in 2015, certain expenses that in the past were charged to the underlying funds in which the Aggressive Allocation Fund invests will now be directly charged to the Aggressive Allocation Fund. Performance return lines of the indices will continue to exclude expenses. Past performance is not indicative of future results.

MONEY MARKET FUND

The Money Market Fund’s investment objective is to realize current income while maintaining liquidity, investment quality and stability of capital through investing in high-quality commercial paper issued by U.S. corporations and securities issued by the U.S. government and its agencies. For the year ended December 31, 2014, the Money Market Fund returned 0.10% before expenses and -0.14% after expenses, compared to a 0.04% return for the Citigroup 3-Month Treasury Bill Index. Note that the benchmark performance does not reflect any expenses.

Despite the conclusion of its quantitative easing program in October 2014, the Federal Reserve remained committed to a near-zero interest rate policy. The Fed Funds target rate was kept at a range of 0% to 0.25% throughout the year. As a result, money market returns were affected by extremely low yields and a limited supply of eligible investments. The Fund’s strategy continued to focus on quality, liquidity, and maintaining a relatively short weighted average maturity.

The seven-day effective yield as of February 10, 2015, was -0.12%. As with all performance reporting, this yield is not necessarily indicative of future annual yields. Neither the Federal Deposit Insurance Corporation nor any other U.S. government agency insures or guarantees the Separate Account’s investments in shares of the Money Market Fund.

MID-TERM BOND FUND

The Mid-Term Bond Fund seeks a high level of return consistent with the preservation of capital through investment in publicly traded debt securities. The Mid-Term Bond Fund primarily invests in corporate and U.S. government agency securities, which normally yield more than U.S. Treasury issues.

The Mid-Term Bond Fund emphasized corporate issues during 2014 in order to capture incremental income. We will continue to focus on income, rather than market volatility, to achieve superior returns over market cycles. In addition, the Fund’s corporate positions will remain highly diversified in order to shield the portfolio from any credit risk that might arise from a weakening domestic economy.

The average maturity of the Fund was similar to the Barclays Capital Intermediate Government/Credit Bond Index throughout the year. The Fund does not emphasize market volatility, but seeks to achieve superior returns by compounding incremental income over market cycles.

An additional component of the Fund’s low risk profile is to maintain an extremely diversified portfolio in terms of the number of corporate issuers represented in the Fund. At year-end, over 150 companies were represented in the portfolio with an average weighting of less than 0.50% of the Fund’s value.

For the year ended December 31, 2014, the Mid-Term Bond Fund returned 3.71% before expenses and 3.22% after expenses. This compares to a 3.12% return for the Barclays Capital Intermediate Government/Credit Bond Index. The Fund’s continuing emphasis on higher-yielding corporate issues was a major contributor to its outperformance.

GROWTH OF A $10,000 INVESTMENT

Mid-Term Bond Fund
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,325	3.22%	3.22%
5 Years	$12,062	20.62%	3.82%
10 Years	$15,384	53.84%	4.40%

Barclays Capital Intermediate Government/Credit Bond Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,312	3.12%	3.12%
5 Years	$11,898	18.98%	3.54%
10 Years	$14,939	49.39%	4.10%

The line representing the performance return of the Mid-Term Bond Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

BOND FUND

The Bond Fund’s primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. It does this by investing primarily in investment grade publicly traded debt securities. A secondary objective is preservation of capital. The securities held by the Bond Fund include corporate, U.S. agency and mortgage-backed bonds, all of which normally yield more than U.S. Treasury issues.

The Federal Reserve emphasized low short-term rates throughout 2014. Their belief was that this policy would stimulate the economy without causing excessive inflation, re-liquefy the banking system and support the mortgage market. For example, 30-Day Treasury Bill yields began and ended the year at one basis point. One-year Treasury Bill yields did increase somewhat during the year, but not by a meaningful amount. They began the year at 16 basis points and ended at 29 basis points.

The yields of intermediate and longer dated issues declined throughout the year in response to Federal Reserve market intervention and a lack of reasonable alternatives by the international investing community. For example, ten year Treasury Notes ended 2013 at 3.03%, fell to 2.53% by the end of the Second Quarter and ended the year at 2.17%. Thirty-year Treasury Bonds exhibited a similar pattern falling to 2.75% from 3.97% at year-end 2013, and 3.36% at the end of June. As a result, fixed income returns were positive year-over-year.

Yield spreads between corporate and Treasury Bonds narrowed during the first three Quarters of 2014, then began to widen into year-end. As a result, 7-10 year spreads generally widened by 11 basis points year-over-year and longer corporates widened by 33 basis points. This was not enough to off-set the favorable performance impact of lower gross yields, so the net performance result was positive on an annual basis.

The Bond Fund’s strategy was to maintain a similar maturity profile to the Barclays Capital U.S. Aggregate Bond Index with an overweighting of BBB issuers, who now comprise nearly one-half of the investment grade corporate bond market. Intermediate maturities were also emphasized, as was extreme diversification among issuers. This was done to protect the Fund from unexpected credit events, so very few holdings exceeded one-half of one percent of the Fund’s value. Fortunately, the extreme diversification has proven unnecessary, but it will be maintained going forward as part of our risk control.

For the year ended December 31, 2014, the Bond Fund returned 6.79% before expenses and 6.31% after expenses. This compares favorably to the Barclays Capital U.S. Aggregate Bond Index, which returned 5.97% for the period. As in past years, the Fund’s emphasis on higher-yielding corporate issues was a major contributor to its outperformance.

GROWTH OF A $10,000 INVESTMENT

Bond Fund
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,634	6.31%	6.31%
5 Years	$12,830	28.30%	5.13%
10 Years	$16,371	63.71%	5.03%

Barclays Capital Aggregate Bond Index
Period Ended 12/31/14	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,597	5.97%	5.97%
5 Years	$12,430	24.30%	4.45%
10 Years	$15,840	58.40%	4.71%

The line representing the performance return of the Bond Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF DECEMBER 31, 2014 (Unaudited)

Equity Index Fund

All America Fund

Small Cap Value Fund

Small Cap Growth Fund

Mid Cap Value Fund

Mid-Cap Equity Index Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF DECEMBER 31, 2014 (Unaudited) (Continued)

International Fund

Composite Fund

Retirement Income Fund

2010 Retirement Fund

2015 Retirement fund

2020 Retirement fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF DECEMBER 31, 2014 (Unaudited) (Continued)

2025 Retirement Fund

2030 Retirement Fund

2035 Retirement Fund

2040 Retirement Fund

2045 Retirement Fund

2050 Retirement Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF DECEMBER 31, 2014 (Unaudited) (Continued)

Conservative Allocation Fund

Moderate Allocation Fund

Aggressive Allocation fund

Money Market Fund

Mid-Term Bond Fund

Bond Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited)

EXAMPLE

As a shareholder of one of the Mutual of America Investment Corporation Funds, you incur ongoing costs, including management fees and other Fund expenses. You do not incur transactional costs, such as sales charges (loads), redemption fees or exchange fees.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at July 1, 2014 and held for the entire period ending December 31, 2014.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning other funds, which may also charge transactional costs, such as sales charges (loads), redemption fees or exchange fees.

Equity Index Fund
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1 to December 31, 2014
Actual	$1,000.00	$1,060.65	$0.88
Hypothetical (5% return before expenses)	$1,000.00	$1,024.15	$0.87

*	Expenses are equal to the Fund’s annual expense ratio of 0.17%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

All America Fund
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1 to December 31, 2014
Actual	$1,000.00	$1,049.59	$2.53
Hypothetical (5% return before expenses)	$1,000.00	$1,022.49	$2.50

*	Expenses are equal to the Fund’s annual expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

Small Cap Value Fund
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1 to December 31, 2014
Actual	$1,000.00	$1,011.84	$4.26
Hypothetical (5% return before expenses)	$1,000.00	$1,020.68	$4.28

*	Expenses are equal to the Fund’s annual expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Small Cap Growth Fund
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1 to December 31, 2014
Actual	$1,000.00	$1,045.81	$4.33
Hypothetical (5% return before expenses)	$1,000.00	$1,020.68	$4.28

*	Expenses are equal to the Fund’s annual expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Mid Cap Value Fund
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1 to December 31, 2014
Actual	$1,000.00	$1,043.48	$3.30
Hypothetical (5% return before expenses)	$1,000.00	$1,021.72	$3.26

*	Expenses are equal to the Fund’s annual expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Mid-Cap Equity Index Fund
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1 to December 31, 2014
Actual	$1,000.00	$1,020.48	$0.87
Hypothetical (5% return before expenses)	$1,000.00	$1,024.15	$0.87

*	Expenses are equal to the Fund’s annual expense ratio of 0.17%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

International Fund
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1 to December 31, 2014
Actual	$1,000.00	$901.68	$1.77
Hypothetical (5% return before expenses)	$1,000.00	$1,023.12	$1.89

*	Expenses are equal to the Fund’s annual expense ratio of 0.37% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

Composite Fund
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1 to December 31, 2014
Actual	$1,000.00	$1,033.42	$2.51
Hypothetical (5% return before expenses)	$1,000.00	$1,022.49	$2.50

*	Expenses are equal to the Fund’s annual expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Retirement Income Fund
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1 to December 31, 2014
Actual	$1,000.00	$1,019.13	$2.24
Hypothetical (5% return before expenses)	$1,000.00	$1,022.75	$2.24

*	Expenses are equal to the Fund’s annual expense ratio of 0.44% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2010 Retirement Fund
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1 to December 31, 2014
Actual	$1,000.00	$1,018.88	$1.98
Hypothetical (5% return before expenses)	$1,000.00	$1,023.01	$1.99

*	Expenses are equal to the Fund’s annual expense ratio of 0.39% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

2015 Retirement Fund
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1 to December 31, 2014
Actual	$1,000.00	$1,018.19	$2.03
Hypothetical (5% return before expenses)	$1,000.00	$1,022.96	$2.04

*	Expenses are equal to the Fund’s annual expense ratio of 0.40% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2020 Retirement Fund
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1 to December 31, 2014
Actual	$1,000.00	$1,018.63	$1.93
Hypothetical (5% return before expenses)	$1,000.00	$1,023.07	$1.94

*	Expenses are equal to the Fund’s annual expense ratio of 0.38% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2025 Retirement Fund
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1 to December 31, 2014
Actual	$1,000.00	$1,021.77	$1.83
Hypothetical (5% return before expenses)	$1,000.00	$1,023.17	$1.84

*	Expenses are equal to the Fund’s annual expense ratio of 0.36% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2030 Retirement Fund
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1 to December 31, 2014
Actual	$1,000.00	$1,024.05	$1.79
Hypothetical (5% return before expenses)	$1,000.00	$1,023.22	$1.78

*	Expenses are equal to the Fund’s annual expense ratio of 0.35% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

2035 Retirement Fund
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1 to December 31, 2014
Actual	$1,000.00	$1,022.26	$1.78
Hypothetical (5% return before expenses)	$1,000.00	$1,023.22	$1.78

*	Expenses are equal to the Fund’s annual expense ratio of 0.35% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2040 Retirement Fund
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1 to December 31, 2014
Actual	$1,000.00	$1,018.49	$1.83
Hypothetical (5% return before expenses)	$1,000.00	$1,023.17	$1.84

*	Expenses are equal to the Fund’s annual expense ratio of 0.36% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2045 Retirement Fund
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1 to December 31, 2014
Actual	$1,000.00	$1,016.49	$1.88
Hypothetical (5% return before expenses)	$1,000.00	$1,023.12	$1.89

*	Expenses are equal to the Fund’s annual expense ratio of 0.37% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2050 Retirement Fund
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1 to December 31, 2014
Actual	$1,000.00	$1,015.34	$1.93
Hypothetical (5% return before expenses)	$1,000.00	$1,023.07	$1.94

*	Expenses are equal to the Fund’s annual expense ratio of 0.38% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

Conservative Allocation Fund
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1 to December 31, 2014
Actual	$1,000.00	$1,016.69	$1.93
Hypothetical (5% return before expenses)	$1,000.00	$1,023.07	$1.94

*	Expenses are equal to the Fund’s annual expense ratio of 0.38% (reflecting the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

Moderate Allocation Fund
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1 to December 31, 2014
Actual	$1,000.00	$1,018.54	$1.48
Hypothetical (5% return before expenses)	$1,000.00	$1,023.53	$1.48

*	Expenses are equal to the Fund’s annual expense ratio of 0.29% (reflecting the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

Aggressive Allocation Fund
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1 to December 31, 2014
Actual	$1,000.00	$1,016.19	$1.47
Hypothetical (5% return before expenses)	$1,000.00	$1,023.53	$1.48

*	Expenses are equal to the Fund’s annual expense ratio of 0.29% (reflecting the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

Money Market Fund
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1 to December 31, 2014
Actual	$1,000.00	$999.24	$1.21
Hypothetical (5% return before expenses)	$1,000.00	$1,023.79	$1.22

*	Expenses are equal to the Fund’s annual expense ratio of 0.24%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

Mid-Term Bond Fund
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1 to December 31, 2014
Actual	$1,000.00	$1,003.54	$2.47
Hypothetical (5% return before expenses)	$1,000.00	$1,022.49	$2.50

*	Expenses are equal to the Fund’s annual expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Bond Fund
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1 to December 31, 2014
Actual	$1,000.00	$1,014.09	$2.44
Hypothetical (5% return before expenses)	$1,000.00	$1,022.55	$2.45

*	Expenses are equal to the Fund’s annual expense ratio of 0.48%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value

INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (11.7%)
Amazon.com, Inc.*	35,947	$11,156,151
Comcast Corp. Cl A	243,926	14,150,147
Disney (Walt) Co.	147,708	13,912,617
Home Depot, Inc.	124,773	13,097,422
McDonald’s Corp.	92,145	8,633,987
Other Securities	2,555,158	148,764,446

		209,714,770

CONSUMER STAPLES (9.5%)
Altria Group, Inc.	187,135	9,220,141
Coca-Cola Co.	373,243	15,758,319
CVS Health Corp.	108,374	10,437,500
PepsiCo, Inc.	141,716	13,400,665
Philip Morris Int’l., Inc.	147,108	11,981,947
Proctor & Gamble Co.	255,839	23,304,375
Wal-Mart Stores, Inc.	149,536	12,842,152
Other Securities	1,156,608	72,368,110

		169,313,209

ENERGY (8.1%)
Chevron Corp.	178,987	20,078,762
ConocoPhillips	116,308	8,032,230
Exxon Mobil Corp.	400,930	37,065,974
Schlumberger Ltd.	121,835	10,405,927
Other Securities	1,411,462	70,127,179

		145,710,072

FINANCIALS (16.1%)
American Express Co.	84,250	7,838,620
Bank of America Corp.	995,709	17,813,234
Berkshire Hathaway, Inc. Cl B*	172,656	25,924,298
Citigroup, Inc.	286,836	15,520,696
JPMorgan Chase & Co.	353,936	22,149,315
U.S. Bancorp	169,422	7,615,519
Wells Fargo & Co.	446,965	24,502,621
Other Securities	3,031,029	166,297,366

		287,661,669

HEALTH CARE (13.7%)
AbbVie, Inc.	150,853	9,871,820
Amgen, Inc.	72,021	11,472,225
Bristol-Myers Squibb Co.	156,911	9,262,456
Celgene Corp.*	75,622	8,459,077
Gilead Sciences, Inc.*	142,842	13,464,287
Johnson & Johnson	265,023	27,713,455

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Merck & Co., Inc.	269,923	$15,328,927
Pfizer, Inc.	596,554	18,582,657
UnitedHealth Group, Inc.	90,977	9,196,865
Other Securities	1,369,804	122,216,923

		245,568,692

INDUSTRIALS (10.1%)
3M Co.	60,674	9,969,952
Boeing Co.	62,775	8,159,495
General Electric Co.	950,806	24,026,868
Union Pacific Corp.	84,180	10,028,363
United Technologies Corp.	80,275	9,231,625
Other Securities	1,519,864	118,392,963

		179,809,266

INFORMATION TECHNOLOGY (19.1%)
Apple, Inc.	555,290	61,292,905
Cisco Systems, Inc.	484,078	13,464,630
Facebook, Inc. Cl A*	197,967	15,445,385
Google, Inc. Cl A*	26,989	14,321,983
Google, Inc. Cl C*	26,964	14,193,850
Int’l. Business Machines Corp.	87,142	13,981,062
Intel Corp.	457,784	16,612,981
MasterCard, Inc. Cl A	92,888	8,003,230
Microsoft Corp.	780,442	36,251,531
Oracle Corp.	306,279	13,773,367
QUALCOMM, Inc.	157,417	11,700,806
Visa, Inc. Cl A	46,245	12,125,439
Other Securities	2,344,473	109,680,205

		340,847,374

MATERIALS (3.1%)
Other Securities	880,568	54,743,903

TELECOMMUNICATION SERVICES (2.1%)
AT&T, Inc.	491,111	16,496,418
Verizon Communications, Inc.	392,901	18,379,909
Other Securities	205,180	3,236,555

		38,112,882

UTILITIES (3.1%)
Other Securities	1,091,248	56,023,796

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $1,045,622,052) 96.6%		1,727,505,633

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2014

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.8%)
U.S. Treasury Bill (1)	A-1+	0.01 - 0.10	03/05/15 - 06/18/15	$14,250,000	$14,245,746

U.S. GOVERNMENT AGENCIES (0.1%)
FHLMC	A-1+	0.10	03/12/15	2,200,000	2,199,572

COMMERCIAL PAPER (2.5%)
Abbott Laboratories†	A-1+	0.09 - 0.10	01/20/15	5,000,000	4,999,753
Emerson Electric Co.†	A-1	0.14	03/30/15	1,400,000	1,399,521
Exxon Mobil Corp.	A-1+	0.13	02/04/15	12,200,000	12,198,502
General Re Corp.	A-1+	0.14	03/09/15	1,200,000	1,199,687
Madison Gas & Electric	A-1+	0.10	01/09/15	7,000,000	6,999,844
San Diego Gas & Electric Co.†	A-1	0.20	01/09/15	10,000,000	9,999,556
Toyota Motor Credit Corp.	A-1+	0.14	02/11/15	4,000,000	3,999,362
Wisconsin Gas Co.	A-1	0.15	01/06/15	2,850,000	2,849,941

					43,646,166

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $60,091,484) 3.4%					60,091,484

TEMPORARY CASH INVESTMENTS (2) (Cost: $750,000) 0.0% (3)					750,000

TOTAL INVESTMENTS (Cost: $1,106,463,536) 100.0%					1,788,347,117

OTHER NET ASSETS 0.0% (3)					763,247

NET ASSETS 100.0%					$1,789,110,364

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value

INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (6.7%)
Amazon.com, Inc.*	3,741	$1,161,019
Comcast Corp. Cl A	25,387	1,472,700
Disney (Walt) Co.	15,374	1,448,077
Home Depot, Inc.	12,986	1,363,140
McDonald’s Corp.	9,591	898,677
Starbucks Corp.	7,374	605,037
Time Warner, Inc.	8,270	706,423
Other Securities	250,308	14,174,278

		21,829,351

CONSUMER STAPLES (5.4%)
Coca-Cola Co.	38,847	1,640,120
PepsiCo, Inc.	14,748	1,394,571
Philip Morris Int’l., Inc.	15,311	1,247,081
Proctor & Gamble Co.	26,627	2,425,453
Wal-Mart Stores, Inc.	15,564	1,336,636
Other Securities	151,139	9,578,325

		17,622,186

ENERGY (4.7%)
Chevron Corp.	18,628	2,089,689
Exxon Mobil Corp.	41,727	3,857,656
Other Securities	171,684	9,217,393

		15,164,738

FINANCIALS (9.2%)
American Int’l. Group, Inc.	13,788	772,266
Bank of America Corp.	103,631	1,853,959
Berkshire Hathaway, Inc. Cl B*	17,970	2,698,196
Capital One Financial Corp.	5,482	452,539
Citigroup, Inc.	29,854	1,615,400
Goldman Sachs Group, Inc.	3,991	773,576
JPMorgan Chase & Co.	36,836	2,305,197
MetLife, Inc.	11,195	605,538
Simon Property Group, Inc.	3,063	557,803
Wells Fargo & Co.	46,520	2,550,226
Other Securities	304,354	15,755,925

		29,940,625

HEALTH CARE (7.9%)
Abbott Laboratories	14,838	668,007
Biogen Idec, Inc.*	2,327	789,900
Celgene Corp.*	7,870	880,338
Gilead Sciences, Inc.*	14,866	1,401,269

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Johnson & Johnson	27,583	$2,884,354
Merck & Co., Inc.	28,093	1,595,401
Pfizer, Inc.	62,088	1,934,041
UnitedHealth Group, Inc.	9,468	957,120
Other Securities	164,929	14,447,730

		25,558,160

INDUSTRIALS (5.8%)
Boeing Co.	6,533	849,159
General Electric Co.	98,957	2,500,643
Roper Industries, Inc.	985	154,005
Union Pacific Corp.	8,761	1,043,698
Other Securities	171,875	14,167,017

		18,714,522

INFORMATION TECHNOLOGY (11.0%)
Apple, Inc.	57,794	6,379,296
Cisco Systems, Inc.	50,377	1,401,236
Facebook, Inc. Cl A*	20,604	1,607,524
Google, Inc. Cl A*	2,809	1,490,624
Google, Inc. Cl C*	2,807	1,477,605
Int’l. Business Machines Corp.	9,069	1,455,030
Intel Corp.	47,646	1,729,073
MasterCard, Inc. Cl A	9,667	832,909
Microsoft Corp.	81,226	3,772,946
Oracle Corp.	31,876	1,433,464
QUALCOMM, Inc.	16,384	1,217,823
Visa, Inc. Cl A	4,813	1,261,969
Other Securities	244,012	11,415,667

		35,475,166

MATERIALS (1.8%)
Other Securities	91,652	5,698,331

TELECOMMUNICATION SERVICES (1.2%)
AT&T, Inc.	51,113	1,716,886
Verizon Communications, Inc.	40,893	1,912,975
Other Securities	21,353	336,814

		3,966,675

UTILITIES (1.8%)
Other Securities	113,578	5,831,099

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $121,658,753) 55.5%		179,800,853

	Rating**	Rate(%)	Maturity	Face Amount	Value
INDEXED ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.3%)
U.S. Treasury Bill (1)	A-1+	0.01 - 0.09	03/05/15 - 06/25/15	$1,100,000	$1,099,559

COMMERCIAL PAPER (1.2%)
Exxon Mobil Corp.	A-1+	0.13	02/04/15	3,900,000	3,899,522

TOTAL INDEXED ASSETS-SHORT-TERM DEBT SECURITIES (Cost: $4,999,081) 1.5%					4,999,081

TOTAL INDEXED ASSETS (Cost: $126,657,834) 57.0%					$184,799,934

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2014

	Shares	Value

ACTIVE ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (5.3%)
Amazon.com, Inc.*	2,475	$768,116
Diamond Resorts Int’l., Inc.*	44,421	1,239,346
Disney (Walt) Co.	11,399	1,073,672
Home Depot, Inc.	7,734	811,838
McDonald’s Corp.	6,515	610,456
Starbucks Corp.	8,369	686,676
Time Warner, Inc.	7,168	612,291
Other Securities	331,720	11,368,656

		17,171,051

CONSUMER STAPLES (2.5%)
Coca-Cola Co.	10,875	459,143
PepsiCo, Inc.	7,058	667,404
Philip Morris Int’l., Inc.	4,716	384,118
Proctor & Gamble Co.	12,315	1,121,773
Wal-Mart Stores, Inc.	9,917	851,672
Other Securities	127,614	4,585,953

		8,070,063

ENERGY (2.4%)
Chevron Corp.	5,030	564,265
Exxon Mobil Corp.	20,307	1,877,382
Other Securities	215,671	5,460,698

		7,902,345

FINANCIALS (7.9%)
American Int’l. Group, Inc.	11,571	648,092
Bank of America Corp.	41,917	749,895
Berkshire Hathaway, Inc. Cl B*	4,705	706,456
Capital One Financial Corp.	11,278	930,999
Citigroup, Inc.	11,032	596,942
Goldman Sachs Group, Inc.	3,872	750,510
JPMorgan Chase & Co.	24,967	1,562,435
MetLife, Inc.	11,439	618,736
Simon Property Group, Inc.	4,069	741,006
Wells Fargo & Co.	24,266	1,330,262
Other Securities	682,653	17,111,895

		25,747,228

HEALTH CARE (6.4%)
Abbott Laboratories	11,794	530,966
Biogen Idec, Inc.*	1,703	578,083
Celgene Corp.*	10,554	1,180,570

	Shares	Value

ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Gilead Sciences, Inc.*	9,551	$900,277
Merck & Co., Inc.	17,492	993,371
Pfizer, Inc.	40,982	1,276,589
UnitedHealth Group, Inc.	4,884	493,724
Other Securities	527,651	14,776,966

		20,730,546

INDUSTRIALS (5.3%)
Boeing Co.	8,402	1,092,092
General Electric Co.	37,205	940,170
Roper Industries, Inc.	8,544	1,335,854
Union Pacific Corp.	5,976	711,921
Other Securities	340,495	13,130,254

		17,210,291

INFORMATION TECHNOLOGY (7.4%)
Apple, Inc.	30,065	3,318,575
Cisco Systems, Inc.	22,656	630,177
Facebook, Inc. Cl A*	8,137	634,849
Google, Inc. Cl A*	1,134	601,768
Google, Inc. Cl C*	1,134	596,938
Intel Corp.	11,680	423,867
MasterCard, Inc. Cl A	6,470	557,455
Microsoft Corp.	25,940	1,204,913
Oracle Corp.	16,326	734,180
QUALCOMM, Inc.	9,230	686,066
Other Securities	421,694	14,679,507

		24,068,295

MATERIALS (1.7%)
Other Securities	147,377	5,411,207

TELECOMMUNICATION SERVICES (0.7%)
AT&T, Inc.	21,988	738,577
Verizon Communications, Inc.	9,334	436,645
Other Securities	58,038	936,845

		2,112,067

UTILITIES (1.3%)
Other Securities	82,869	4,246,718

TOTAL ACTIVE ASSETS-COMMON STOCKS
(Cost: $91,911,468) 40.9%		132,669,811

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2014

	Rating**	Rate(%)	Maturity	Face Amount	Value
ACTIVE ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.1%)
U.S. Treasury Bill	A-1+	0.09	06/25/15 - 07/23/15	$3,600,000	$3,598,243

COMMERCIAL PAPER (0.7%)
General Electric Capital Corp.	A-1+	0.12	03/02/15	1,000,000	999,800
Toyota Motor Credit Corp.	A-1+	0.10 - 0.12	01/02/15 - 01/13/15	1,300,000	1,299,974

					2,299,774

TOTAL ACTIVE ASSETS-SHORT-TERM DEBT SECURITIES (Cost: $5,898,017) 1.8%					5,898,017

TOTAL ACTIVE ASSETS (Cost: $97,809,485) 42.7%					138,567,828

TEMPORARY CASH INVESTMENTS (2) (Cost: $228,300) 0.1%					228,300

TOTAL INVESTMENTS (Cost: $224,695,619) 99.8%					323,596,062

OTHER NET ASSETS 0.2%					587,061

NET ASSETS 100.0%					$324,183,123

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP VALUE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value

COMMON STOCKS:
CONSUMER DISCRETIONARY (10.8%)
Bassett Furniture Industries, Inc.	373,980	$7,296,350
CST Brands, Inc.	72,800	3,174,808
Diamond Resorts Int’l., Inc.*	354,327	9,885,723
Houghton Mifflin Harcourt Co.*	281,471	5,829,264
Select Comfort Corp.*	121,889	3,294,660
Wolverine World Wide, Inc.	108,615	3,200,884
Other Securities	651,602	9,778,720

		42,460,409

CONSUMER STAPLES (2.8%)
Crimson Wine Group Ltd.*	415,416	3,946,452
Farmer Brothers Co.*	152,535	4,492,156
Other Securities	127,476	2,716,514

		11,155,122

ENERGY (2.6%)
PBF Energy, Inc.	206,620	5,504,357
Other Securities	1,069,104	4,578,241

		10,082,598

FINANCIALS (36.8%)
Aspen Insurance Hldgs. Ltd.	70,612	3,090,687
BancFirst Corp.	52,011	3,296,977
Banner Corp.	84,989	3,656,227
Brookline Bancorp, Inc.	333,217	3,342,167
Chatham Lodging Trust	121,980	3,533,761
Chesapeake Lodging Trust	150,226	5,589,909
Ellington Financial LLC	276,849	5,525,906
FelCor Lodging Trust, Inc.	512,453	5,544,741
Forest City Enterprises, Inc. Cl A*	242,508	5,165,420
Glacier Bancorp, Inc.	129,383	3,592,966
Highwoods Properties, Inc.	97,279	4,307,514
Investors Bancorp, Inc.	326,037	3,659,765
Meadowbrook Insurance Group, Inc.	472,531	3,997,612
Northfield Bancorp, Inc.	228,383	3,380,068
Pennsylvania REIT	139,768	3,278,957
PrivateBancorp, Inc.	123,084	4,111,006
Select Income REIT	149,817	3,657,033
Stock Yards Bancorp, Inc.	121,910	4,064,479
SVB Financial Group*	52,339	6,074,988
Symetra Financial Corp.	252,010	5,808,831
Other Securities	2,354,189	60,010,617

		144,689,631

	Shares	Value

COMMON STOCKS (CONTINUED):
HEALTH CARE (5.5%)
Other Securities	2,325,791	$21,587,844

INDUSTRIALS (15.5%)
Alaska Air Group, Inc.	87,972	5,257,207
AZZ, Inc.	110,213	5,171,194
Blount International, Inc.*	301,318	5,294,157
Deluxe Corp.	57,541	3,581,927
Encore Wire Corp.	104,236	3,891,130
EnPro Industries, Inc.*	59,042	3,705,476
Miller Industries, Inc.	241,043	5,011,284
Mueller Industries, Inc.	295,355	10,083,417
Old Dominion Freight Line, Inc.*	84,563	6,565,471
Orbital Sciences Corp.*	179,044	4,814,493
Uti Worldwide, Inc.*	313,353	3,782,171
Other Securities	193,415	3,663,494

		60,821,421

INFORMATION TECHNOLOGY (8.8%)
Anixter International, Inc.*	37,180	3,288,943
Proofpoint, Inc.*	63,802	3,077,170
Richardson Electronics Ltd.	518,914	5,189,140
SYNNEX Corp.	48,207	3,767,859
Other Securities	1,072,995	19,292,920

		34,616,032

MATERIALS (5.9%)
Kaiser Aluminum Corp.	93,794	6,699,705
Silgan Hldgs., Inc.	75,242	4,032,971
Other Securities	498,745	12,427,254

		23,159,930

TELECOMMUNICATION SERVICES (1.3%)
Other Securities	324,740	5,219,268

UTILITIES (5.9%)
Avista Corp.	112,912	3,991,439
Idacorp, Inc.	83,429	5,522,166
PNM Resources, Inc.	122,683	3,635,097
Portland General Electric Co.	93,213	3,526,248
Other Securities	128,795	6,838,148

		23,513,098

TOTAL COMMON STOCKS
(Cost: $288,159,357) 95.9%		377,305,353

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP VALUE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2014

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.4%)
U.S. Treasury Bill	A-1+	0.09	07/23/15	$5,350,000	$5,347,285

U.S. GOVERNMENT AGENCIES (0.6%)
FHLB	A-1+	0.10	03/06/15	2,500,000	2,499,533

COMMERCIAL PAPER (2.5%)
Dover Corp.†	A-1	0.10	01/02/15	3,900,000	3,899,989
Piedmont Natural Gas Co.†	A-1	0.17	01/05/15	1,050,000	1,049,980
Questar Corp.†	A-1	0.15 - 0.19	01/07/15 - 01/14/15	2,100,000	2,099,922
Toyota Motor Credit Corp.	A-1+	0.11	01/09/15	3,000,000	2,999,927

					10,049,818

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $17,896,636) 4.5%					17,896,636

TOTAL INVESTMENTS (Cost: $306,055,993) 100.4%					395,201,989

OTHER NET ASSETS -0.4%					(1,745,447)

NET ASSETS 100.0%					$393,456,542

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP GROWTH FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value

COMMON STOCKS:
CONSUMER DISCRETIONARY (14.7%)
Carmike Cinemas, Inc.*	122,947	$3,229,805
Cooper Tire & Rubber Co.	100,731	3,490,336
CST Brands, Inc.	91,891	4,007,371
Diamond Resorts Int’l., Inc.*	178,932	4,992,197
Popeyes Louisiana Kitchen, Inc.*	59,591	3,353,157
Red Robin Gourmet Burgers, Inc.*	96,634	7,438,384
Select Comfort Corp.*	132,244	3,574,542
Steve Madden Ltd.*	106,603	3,393,186
Other Securities	899,800	27,200,704

		60,679,682

CONSUMER STAPLES (2.7%)
Spectrum Brands Hldgs., Inc.	34,974	3,346,293
TreeHouse Foods, Inc.*	39,910	3,413,485
Other Securities	206,393	4,481,981

		11,241,759

ENERGY (3.4%)
Targa Resources Corp.	34,880	3,699,024
Other Securities	506,207	10,325,182

		14,024,206

FINANCIALS (7.2%)
Sabra Health Care REIT, Inc.	151,257	4,593,692
Other Securities	1,235,847	25,070,802

		29,664,494

HEALTH CARE (24.2%)
Abiomed, Inc.*	128,510	4,891,107
DexCom, Inc.*	90,890	5,003,500
Emergent Biosolutions, Inc.*	149,662	4,075,296
Exact Sciences Corp.*	162,009	4,445,526
Insulet Corp.*	75,401	3,472,947
MWI Veterinary Supply, Inc.*	20,211	3,434,000
Omeros Corp.*	137,886	3,416,813
Omnicell, Inc.*	97,239	3,220,569
PAREXEL International Corp.*	74,569	4,143,042
Other Securities	2,413,540	63,792,539

		99,895,339

INDUSTRIALS (14.0%)
Allegiant Travel Co.	26,513	3,985,654
Astronics Corp.*	97,868	5,413,079
AZZ, Inc.	88,201	4,138,387

	Shares	Value

COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Corporate Executive Board Co.	46,639	$3,382,756
EnPro Industries, Inc.*	54,756	3,436,480
Healthcare Svcs. Group, Inc.	114,741	3,548,933
Mueller Water Product, Inc. Cl A	354,018	3,625,143
Raven Industries, Inc.	139,176	3,479,390
Saia, Inc.*	100,186	5,546,296
Sun Hydraulics Corp.	85,277	3,358,189
Teledyne Technologies, Inc.*	39,074	4,014,494
Trex Co., Inc.*	111,041	4,728,127
Other Securities	387,967	9,241,441

		57,898,369

INFORMATION TECHNOLOGY (24.0%)
ARRIS Group, Inc.*	122,933	3,711,359
CalAmp Corp.*	211,920	3,878,134
Cavium, Inc.*	65,209	4,031,233
comScore, Inc.*	113,653	5,276,891
Electronics for Imaging, Inc.*	82,057	3,514,493
Euronet Worldwide, Inc.*	58,454	3,209,125
iGATE Corp.*	127,875	5,048,498
Imperva, Inc.*	100,889	4,986,968
LogMeIn, Inc.*	83,520	4,120,892
Monolithic Power Systems, Inc.	78,156	3,887,479
Proofpoint, Inc.*	91,974	4,435,892
Qlik Technologies, Inc.*	144,961	4,477,856
Rogers Corp.*	69,309	5,644,522
Synaptics, Inc.*	58,321	4,014,818
Other Securities	1,099,094	38,815,336

		99,053,496

MATERIALS (4.1%)
A. Schulman, Inc.	92,097	3,732,671
Resolute Forest Products, Inc.*	198,655	3,498,315
U.S. Concrete, Inc.*	119,479	3,399,175
Other Securities	274,740	6,303,556

		16,933,717

TELECOMMUNICATION SERVICES (1.5%)
Other Securities	370,358	6,067,335

UTILITIES (0.8%)
Other Securities	54,480	3,082,461

TOTAL COMMON STOCKS
(Cost: $309,765,383) 96.6%		398,540,858

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP GROWTH FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2014

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (3.3%)
Emerson Electric Co.†	A-1	0.14	03/30/15	$4,300,000	$4,298,528
Exxon Mobil Corp.	A-1+	0.13	02/04/15	4,700,000	4,699,423
Toyota Motor Credit Corp.	A-1+	0.11	01/09/15	4,500,000	4,499,890

					13,497,841

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $13,497,841) 3.3%					13,497,841

TOTAL INVESTMENTS (Cost: $323,263,224) 99.9%					412,038,699

OTHER NET ASSETS 0.1%					310,343

NET ASSETS 100.0%					$412,349,042

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID CAP VALUE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (8.7%)
Diamond Resorts Int’l., Inc.*	49,347	$1,376,781
Dillard’s, Inc. Cl A	7,310	915,066
Newell Rubbermaid, Inc.	25,099	956,021
TRW Automotive Hldgs. Corp.*	8,175	840,799
Other Securities	95,895	3,980,884

		8,069,551

CONSUMER STAPLES (3.2%)
Energizer Hldgs., Inc.	6,652	855,181
Ingredion, Inc.	10,515	892,093
Other Securities	29,860	1,171,339

		2,918,613

ENERGY (3.3%)
Noble Energy, Inc.	19,338	917,201
Tesoro Corp.	11,599	862,386
Other Securities	57,363	1,308,998

		3,088,585

FINANCIALS (33.1%)
American Financial Group, Inc.	27,163	1,649,337
Ameriprise Financial, Inc.	14,464	1,912,859
Aon PLC	9,799	929,239
Discover Financial Svcs.	15,475	1,013,458
Duke Realty Corp.	43,075	870,115
Everest Re Group Ltd.	5,234	891,350
Fifth Third Bancorp	39,312	800,982
Hartford Financial Svcs. Group, Inc.	24,173	1,007,772
Home Properties, Inc.	12,147	796,843
Host Hotels & Resorts, Inc.	41,509	986,669
iShares Russell Mid-Cap Value ETF	12,170	897,781
KeyCorp	66,023	917,720
Lincoln National Corp.	17,743	1,023,239
Reinsurance Grp. of America, Inc.	10,423	913,263
RLJ Lodging Trust	24,389	817,763
Vornado Realty Trust	11,850	1,394,864
Voya Financial, Inc.	23,104	979,148
Other Securities	497,279	12,811,045

		30,613,447

HEALTH CARE (9.9%)
Boston Scientific Corp.*	62,696	830,722
Cardinal Health, Inc.	10,324	833,457
CIGNA Corp.	9,494	977,028

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
HCA Hldgs., Inc.*	17,042	$1,250,712
Humana, Inc.	8,415	1,208,646
Other Securities	64,974	4,009,904

		9,110,469

INDUSTRIALS (8.1%)
Alaska Air Group, Inc.	15,686	937,395
L-3 Communications Hldgs., Inc.	9,004	1,136,395
Old Dominion Freight Line, Inc.*	16,601	1,288,902
Oshkosh Corp.	20,974	1,020,385
Triumph Group, Inc.	16,724	1,124,187
Other Securities	37,511	1,951,609

		7,458,873

INFORMATION TECHNOLOGY (10.4%)
Avago Technologies Ltd.	9,317	937,197
CA, Inc.	32,517	990,143
Western Digital Corp.	10,540	1,166,778
Other Securities	173,816	6,486,967

		9,581,085

MATERIALS (7.7%)
Crown Hldgs., Inc.*	27,790	1,414,511
Eastman Chemical Co.	12,692	962,815
International Paper Co.	17,896	958,868
Packaging Corp. of America	20,673	1,613,528
Other Securities	33,778	2,116,410

		7,066,132

UTILITIES (11.9%)
Ameren Corp.	21,241	979,847
Atmos Energy Corp.	15,423	859,678
Consolidated Edison, Inc.	12,187	804,464
Edison International	26,048	1,705,623
Great Plains Energy, Inc.	33,163	942,161
ITC Hldgs. Corp.	20,779	840,095
PPL Corp.	24,935	905,889
Public Svc. Enterprise Group, Inc.	22,660	938,351
Other Securities	51,481	2,963,246

		10,939,354

TOTAL COMMON STOCKS
(Cost: $69,196,114) 96.3%		88,846,109

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID CAP VALUE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2014

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.5%)
U.S. Treasury Bill	A-1+	0.09	07/23/15	$500,000	$499,746

U.S. GOVERNMENT AGENCIES (1.0%)
FHLB	A-1+	0.10	03/04/15	900,000	899,845

COMMERCIAL PAPER (2.0%)
Toyota Motor Credit Corp.	A-1+	0.11 - 0.14	01/09/15 - 02/06/15	1,850,000	1,849,857

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $3,249,448) 3.5%					3,249,448

TOTAL INVESTMENTS (Cost: $72,445,562) 99.8%					92,095,557

OTHER NET ASSETS 0.2%					232,400

NET ASSETS 100.0%					$92,327,957

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value

INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (13.2%)
Advance Auto Parts, Inc.	43,468	$6,923,583
Foot Locker, Inc.	84,511	4,747,828
Hanesbrands, Inc.	59,415	6,631,902
Jarden Corp.*	106,414	5,095,102
LKQ Corp.*	180,241	5,068,377
Polaris Industries, Inc.	36,333	5,495,003
Signet Jewelers Ltd.	47,689	6,274,442
Other Securities	2,854,781	92,257,038

		132,493,275

CONSUMER STAPLES (3.3%)
Church & Dwight Co., Inc.	79,568	6,270,754
Energizer Hldgs., Inc.	36,934	4,748,235
Other Securities	599,798	22,144,526

		33,163,515

ENERGY (3.9%)
HollyFrontier Corp.	116,421	4,363,459
Other Securities	1,296,715	34,933,885

		39,297,344

FINANCIALS (22.7%)
Alleghany Corp.*	9,579	4,439,867
Duke Realty Corp.	203,247	4,105,589
Everest Re Group Ltd.	26,913	4,583,284
Federal Realty Investment Trust	40,525	5,408,467
Gallagher (Arthur J.) & Co.	95,982	4,518,833
Jones Lang LaSalle, Inc.	26,659	3,996,984
New York Community Bancorp, Inc.	263,281	4,212,496
Raymond James Financial, Inc.	74,932	4,292,854
Realty Income Corp.	132,450	6,319,190
SL Green Realty Corp	57,407	6,832,581
UDR, Inc.	151,564	4,671,202
Other Securities	5,025,814	173,982,275

		227,363,622

HEALTH CARE (10.0%)
Cooper Companies, Inc.	28,717	4,654,739
Cubist Pharmaceuticals, Inc.*	45,379	4,567,396
Endo International PLC*	91,426	6,593,643
IDEXX Laboratories, Inc.*	28,385	4,208,644
MEDNAX, Inc.*	59,726	3,948,486
Mettler-Toledo Int’l., Inc.*	16,979	5,135,468
Omnicare, Inc.	58,220	4,245,985
ResMed, Inc.	83,077	4,657,297

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Salix Pharmaceuticals Ltd.*	37,902	$4,356,456
Schein (Henry), Inc.*	50,089	6,819,617
Other Securities	942,430	50,622,016

		99,809,747

INDUSTRIALS (14.7%)
Alaska Air Group, Inc.	78,252	4,676,340
Fortune Brands Home & Security, Inc.	93,830	4,247,684
Hunt (J.B.) Transport Svcs., Inc.	55,101	4,642,259
Towers Watson & Co. Cl A	41,597	4,707,532
Wabtec Corp.	57,332	4,981,577
Other Securities	2,522,863	123,463,894

		146,719,286

INFORMATION TECHNOLOGY (17.2%)
ANSYS, Inc.*	54,665	4,482,530
Equinix, Inc.	32,472	7,362,377
Gartner, Inc.*	52,384	4,411,257
RF Micro Devices, Inc.*	346,058	5,741,102
Skyworks Solutions, Inc.	113,399	8,245,236
Synopsys, Inc.*	92,683	4,028,930
Trimble Navigation Ltd.*	154,053	4,088,567
Other Securities	4,496,552	134,115,061

		172,475,060

MATERIALS (7.2%)
Ashland, Inc.	37,959	4,545,970
Packaging Corp. of America	58,516	4,567,174
Rock-Tenn Co. Cl A	83,300	5,079,634
RPM International, Inc.	79,390	4,025,867
Valspar Corp.	45,341	3,921,090
Other Securities	1,247,338	49,627,451

		71,767,186

TELECOMMUNICATION SERVICES (0.2%)
Other Securities	58,404	1,474,701

UTILITIES (4.7%)
Alliant Energy Corp.	65,984	4,382,657
OGE Energy Corp.	118,553	4,206,260
Other Securities	1,016,688	38,615,569

		47,204,486

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $690,724,952) 97.1%		971,768,222

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2014

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.7%)
U.S. Treasury Bill (1)	A-1+	0.01 - 0.10	03/05/15 - 06/18/15	$7,400,000	$7,397,545

COMMERCIAL PAPER (2.4%)
Emerson Electric Co.†	A-1	0.14	03/30/15	1,000,000	999,658
Exxon Mobil Corp.	A-1+	0.12	01/21/15	10,000,000	9,999,333
Intercontinental Exchange, Inc.†	A-1	0.17	01/06/15	1,300,000	1,299,969
Piedmont Natural Gas Co.†	A-1	0.18	01/06/15	1,500,000	1,499,963
Toyota Motor Credit Corp.	A-1+	0.13	01/28/15	10,000,000	9,999,025

					23,797,948

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $31,195,493) 3.1%					31,195,493

TEMPORARY CASH INVESTMENTS (2) (Cost: $100,000) 0.0% (3)					100,000

TOTAL INVESTMENTS (Cost: $722,020,445) 100.2%					1,003,063,715

OTHER NET ASSETS -0.2%					(2,435,125)

NET ASSETS 100.0%					$1,000,628,590

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value

COMMON STOCKS:
FINANCIALS (95.6%)
iShares Core MSCI Europe ETF	19,229	$841,076
iShares Core MSCI Pacific ETF	10,218	483,107
iShares MSCI EAFE ETF	1,136,525	69,146,181
iShares MSCI EAFE Growth ETF	287,839	18,939,806
iShares MSCI EAFE Small-Cap ETF	177,935	8,311,344
iShares MSCI EAFE Value ETF	365,047	18,628,348
iShares MSCI Emerging Markets ETF	169,437	9,595,217
Vanguard FTSE Developed Markets ETF	2,416,800	91,548,386
Vanguard FTSE Europe ETF	424,630	22,254,858
Vanguard FTSE Pacific ETF	220,480	12,578,384

		252,326,707

TOTAL COMMON STOCKS (Cost: $249,366,368) 95.7%		252,326,707

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (2.0%)
U.S. Treasury Bill	A-1+	0.09	06/25/15 - 07/23/15	$5,400,000	$5,397,469

COMMERCIAL PAPER (2.3%)
Toyota Motor Credit Corp.	A-1+	0.11 - 0.14	01/13/15 - 02/20/15	6,000,000	5,998,991

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $11,396,460) 4.3%					11,396,460

TOTAL INVESTMENTS (Cost: $260,762,828) 100.0%					263,723,167

OTHER NET ASSETS 0.0% (3)					110,408

NET ASSETS 100.0%					$263,833,575

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value

COMMON STOCKS:
CONSUMER DISCRETIONARY (7.6%)
Amazon.com, Inc.*	4,186	$1,299,125
Disney (Walt) Co.	19,331	1,820,787
Home Depot, Inc.	13,072	1,372,168
McDonald’s Corp.	11,005	1,031,169
Starbucks Corp.	14,254	1,169,541
Time Warner Cable, Inc.	7,231	1,099,546
Time Warner, Inc.	12,173	1,039,818
Other Securities	104,219	5,767,841

		14,599,995

CONSUMER STAPLES (5.4%)
Constellation Brands, Inc. Cl A*	10,942	1,074,176
PepsiCo, Inc.	11,994	1,134,153
Proctor & Gamble Co.	20,662	1,882,102
Wal-Mart Stores, Inc.	16,847	1,446,820
Other Securities	92,721	4,922,267

		10,459,518

ENERGY (5.1%)
Exxon Mobil Corp.	34,436	3,183,608
Other Securities	106,049	6,774,065

		9,957,673

FINANCIALS (9.4%)
American Int’l. Group, Inc.	19,438	1,088,722
Bank of America Corp.	71,077	1,271,568
Berkshire Hathaway, Inc. Cl B*	8,022	1,204,503
Capital One Financial Corp.	19,282	1,591,729
Goldman Sachs Group, Inc.	6,635	1,286,062
JPMorgan Chase & Co.	42,616	2,666,909
MetLife, Inc.	19,364	1,047,399
Simon Property Group, Inc.	6,905	1,257,470
Wells Fargo & Co.	41,555	2,278,045
Other Securities	99,632	4,593,924

		18,286,331

HEALTH CARE (9.1%)
Celgene Corp.*	10,935	1,223,189
Covidien PLC	11,804	1,207,313
Gilead Sciences, Inc.*	16,070	1,514,758
Merck & Co., Inc.	29,654	1,684,051
Mylan, Inc.*	28,914	1,629,882
Pfizer, Inc.	67,135	2,091,255

	Shares	Value

COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Other Securities	81,135	$8,296,822

		17,647,270

INDUSTRIALS (6.5%)
Boeing Co.	14,247	1,851,825
Cummins, Inc.	7,237	1,043,358
FedEx Corp.	7,248	1,258,688
General Electric Co.	63,173	1,596,382
Precision Castparts Corp.	5,682	1,368,680
Roper Industries, Inc.	14,431	2,256,287
Union Pacific Corp.	10,139	1,207,859
Other Securities	42,393	1,956,450

		12,539,529

INFORMATION TECHNOLOGY (11.3%)
Apple, Inc.	51,026	5,632,249
Cisco Systems, Inc.	38,347	1,066,622
Facebook, Inc. Cl A*	13,726	1,070,903
Google, Inc. Cl A*	1,934	1,026,296
Google, Inc. Cl C*	1,934	1,018,058
Microsoft Corp.	44,000	2,043,800
Oracle Corp.	27,405	1,232,403
QUALCOMM, Inc.	15,668	1,164,602
Salesforce.com, inc.*	24,335	1,443,309
Other Securities	113,549	6,118,921

		21,817,163

MATERIALS (1.8%)
Other Securities	60,440	3,546,861

TELECOMMUNICATION SERVICES (1.0%)
AT&T, Inc.	36,824	1,236,918
Verizon Communications, Inc.	15,780	738,188

		1,975,106

UTILITIES (1.8%)
Dominion Resources, Inc.	13,183	1,013,773
Other Securities	42,324	2,399,361

		3,413,134

TOTAL COMMON STOCKS
(Cost: $70,914,200) 59.0%		114,242,580

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (8.7%)
U.S. Treasury Note	AA+	0.63 - 2.00	12/31/16 - 11/30/20	$1,650,000	$1,645,563
U.S. Treasury Strip	AA+	0.00	11/15/16 - 08/15/29	19,850,000	15,190,340

					16,835,903

U.S. GOVERNMENT AGENCIES (12.7%)
MORTGAGE-BACKED OBLIGATIONS (12.5%)
FHARM	AA+	2.38 - 5.77	02/01/36 - 09/01/39	215,847	229,838
FHLMC	AA+	2.50 - 6.00	02/01/25 - 02/01/44	5,357,902	5,678,892
FHLMC Strip	AA+	3.00	01/15/43	449,393	448,215
FNMA	AA+	2.42 - 8.00	09/01/16 - 12/25/49	12,779,096	13,662,789
FNMA Strip	AA+	3.00	08/25/42	390,265	387,921
GNMA (4)	AA+	3.50 - 7.00	10/15/24 - 10/20/43	3,237,001	3,535,800

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2014

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
Other Securities				$246,597	$273,251

					24,216,706

NON-MORTGAGE-BACKED OBLIGATIONS (0.2%)
FHLMC	AA+	0.00	11/29/19	500,000	445,483

CORPORATE DEBT (16.7%)
CONSUMER DISCRETIONARY (2.9%)
Other Securities				5,470,000	5,672,418

CONSUMER STAPLES (1.1%)
Other Securities				2,125,000	2,161,348

ENERGY (2.3%)
Other Securities				4,310,000	4,418,995

FINANCIALS (3.4%)
Other Securities				6,200,000	6,568,811

HEALTH CARE (2.0%)
Other Securities				3,715,000	3,929,923

INDUSTRIALS (1.2%)
Other Securities				2,133,000	2,223,292

INFORMATION TECHNOLOGY (1.0%)
Other Securities				1,710,000	1,814,904

MATERIALS (1.5%)
Geon Co.	BBB-	7.50	12/15/15	1,000,000	1,060,000
Other Securities				1,850,000	1,888,054

					2,948,054

TELECOMMUNICATION SERVICES (0.4%)
Verizon Communications, Inc.	BBB+	4.50	09/15/20	325,000	352,871
Other Securities				500,000	501,875

					854,746

UTILITIES (1.0%)
Other Securities				1,890,000	1,960,291

TOTAL LONG-TERM DEBT SECURITIES
(Cost: $71,340,034) 38.2%					74,050,874

SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.6%)
U.S. Treasury Bill	A-1+	0.09	07/23/15	1,200,000	1,199,391

COMMERCIAL PAPER (1.7%)
Piedmont Natural Gas Co.†	A-1	0.17 - 0.18	01/05/15 - 01/06/15	1,750,000	1,749,963
Toyota Motor Credit Corp.	A-1+	0.14	02/11/15	1,500,000	1,499,761

					3,249,724

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $4,449,115) 2.3%					4,449,115

TEMPORARY CASH INVESTMENTS (2) (Cost: $808,900) 0.4%					808,900

TOTAL INVESTMENTS (Cost: $147,512,249) 99.9%					193,551,469

OTHER NET ASSETS 0.1%					273,814

NET ASSETS 100.0%					$193,825,283

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — RETIREMENT INCOME FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (29.8%)	10,992,481	$15,966,282
Equity Index Fund (21.7%)	3,413,853	11,634,388
Mid-Cap Equity Index Fund (5.7%)	1,420,871	3,072,080
Mid-Term Bond Fund (38.5%)	19,495,437	20,582,191
Money Market Fund (4.3%)	1,904,974	2,280,374

TOTAL INVESTMENTS (Cost: $50,814,567) 100.0%		53,535,315

OTHER NET ASSETS -0.0% (3)		(176)

NET ASSETS 100.0%		$53,535,139

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2010 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.4%)	4,464,378	$6,484,388
Equity Index Fund (27.0%)	2,103,917	7,170,134
International Fund (2.9%)	985,925	761,989
Mid-Cap Equity Index Fund (9.8%)	1,208,870	2,613,709
Mid-Term Bond Fund (31.7%)	7,976,351	8,420,984
Money Market Fund (4.2%)	924,681	1,106,901

TOTAL INVESTMENTS (Cost: $23,954,752) 100.0%		26,558,105

OTHER NET ASSETS -0.0% (3)		(99)

NET ASSETS 100.0%		$26,558,006

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2015 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (23.9%)	25,383,078	$36,868,235
Equity Index Fund (29.6%)	13,391,023	45,636,514
International Fund (5.3%)	10,603,987	8,195,471
Mid-Cap Equity Index Fund (11.6%)	8,283,425	17,909,677
Mid-Term Bond Fund (26.6%)	38,747,834	40,907,794
Small Cap Growth Fund (1.5%)	1,541,350	2,370,037
Small Cap Value Fund (1.5%)	1,415,340	2,275,148

TOTAL INVESTMENTS (Cost: $134,753,285) 100.0%		154,162,876

OTHER NET ASSETS -0.0% (3)		(1,344)

NET ASSETS 100.0%		$154,161,532

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2020 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (23.9%)	52,734,566	$76,595,533
Equity Index Fund (34.6%)	32,596,444	111,088,452
International Fund (8.0%)	33,134,083	25,608,239
Mid-Cap Equity Index Fund (11.6%)	17,148,430	37,076,791
Mid-Term Bond Fund (16.8%)	50,833,397	53,667,054
Small Cap Growth Fund (2.6%)	5,309,018	8,163,343
Small Cap Value Fund (2.5%)	4,878,781	7,842,607

TOTAL INVESTMENTS (Cost: $276,550,552) 100.0%		320,042,019

OTHER NET ASSETS -0.0% (3)		(1,066)

NET ASSETS 100.0%		$320,040,953

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2025 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (21.9%)	49,823,138	$72,366,762
Equity Index Fund (39.1%)	38,025,175	129,589,532
International Fund (8.5%)	36,248,001	28,014,884
Mid-Cap Equity Index Fund (16.6%)	25,377,900	54,869,811
Mid-Term Bond Fund (6.9%)	21,766,376	22,979,721
Small Cap Growth Fund (3.6%)	7,717,654	11,866,950
Small Cap Value Fund (3.4%)	7,093,895	11,403,387

TOTAL INVESTMENTS (Cost: $275,229,535) 100.0%		331,091,047

OTHER NET ASSETS -0.0% (3)		(1,121)

NET ASSETS 100.0%		$331,089,926

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2030 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (21.8%)	41,587,843	$60,405,219
Equity Index Fund (41.9%)	34,038,924	116,004,414
International Fund (8.6%)	30,938,645	23,911,458
Mid-Cap Equity Index Fund (17.5%)	22,451,867	48,543,406
Small Cap Growth Fund (5.2%)	9,349,217	14,375,702
Small Cap Value Fund (5.0%)	8,597,220	13,819,971

TOTAL INVESTMENTS (Cost: $225,551,895) 100.0%		277,060,170

OTHER NET ASSETS -0.0% (3)		(908)

NET ASSETS 100.0%		$277,059,262

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2035 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (14.9%)	23,606,064	$34,287,171
Equity Index Fund (41.9%)	28,261,233	96,314,085
International Fund (10.4%)	30,946,013	23,917,152
Mid-Cap Equity Index Fund (20.6%)	21,848,554	47,238,976
Small Cap Growth Fund (6.2%)	9,317,651	14,327,165
Small Cap Value Fund (6.0%)	8,565,562	13,769,081

TOTAL INVESTMENTS (Cost: $184,789,316) 100.0%		229,853,630

OTHER NET ASSETS -0.0% (3)		(743)

NET ASSETS 100.0%		$229,852,887

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2040 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (11.0%)	14,267,646	$20,723,371
Equity Index Fund (36.9%)	20,396,002	69,509,433
International Fund (12.2%)	29,762,277	23,002,281
Mid-Cap Equity Index Fund (23.6%)	20,612,764	44,567,064
Small Cap Growth Fund (8.3%)	10,216,620	15,709,453
Small Cap Value Fund (8.0%)	9,392,920	15,099,054

TOTAL INVESTMENTS (Cost: $149,140,140) 100.0%		188,610,656

OTHER NET ASSETS -0.0% (3)		(627)

NET ASSETS 100.0%		$188,610,029

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2045 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (9.0%)	14,391,388	$20,903,102
Equity Index Fund (36.9%)	25,181,198	85,817,347
International Fund (14.0%)	41,897,652	32,381,312
Mid-Cap Equity Index Fund (21.7%)	23,257,166	50,284,552
Small Cap Growth Fund (9.4%)	14,169,900	21,788,163
Small Cap Value Fund (9.0%)	13,021,610	20,932,146

TOTAL INVESTMENTS (Cost: $181,799,043) 100.0%		232,106,622

OTHER NET ASSETS -0.0% (3)		(744)

NET ASSETS 100.0%		$232,105,878

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2050 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (7.5%)	2,578,720	$3,745,522
Equity Index Fund (36.5%)	5,377,385	18,326,092
International Fund (15.3%)	9,958,602	7,696,675
Mid-Cap Equity Index Fund (20.2%)	4,693,642	10,148,171
Small Cap Growth Fund (10.4%)	3,406,352	5,237,733
Small Cap Value Fund (10.1%)	3,145,781	5,056,821

TOTAL INVESTMENTS (Cost: $47,255,825) 100.0%		50,211,014

OTHER NET ASSETS -0.0% (3)		(98)

NET ASSETS 100.0%		$50,210,916

MUTUAL OF AMERICA INVESTMENT CORPORATION — CONSERVATIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (29.7%)	25,053,613	$36,389,697
Equity Index Fund (26.5%)	9,520,605	32,446,155
International Fund (4.5%)	7,116,724	5,500,281
Mid-Cap Equity Index Fund (5.2%)	2,938,347	6,353,030
Mid-Term Bond Fund (34.1%)	39,625,102	41,833,962

TOTAL INVESTMENTS (Cost: $113,572,753) 100.0%		122,523,125

OTHER NET ASSETS		—

NET ASSETS 100.0%		$122,523,125

MUTUAL OF AMERICA INVESTMENT CORPORATION — MODERATE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.5%)	53,096,550	$77,121,305
Equity Index Fund (36.8%)	34,074,787	116,126,635
International Fund (8.8%)	35,970,009	27,800,033
Mid-Cap Equity Index Fund (15.4%)	22,484,866	48,614,754
Mid-Term Bond Fund (14.5%)	43,140,622	45,545,453

TOTAL INVESTMENTS (Cost: $257,461,053) 100.0%		315,208,180

OTHER NET ASSETS		—

NET ASSETS 100.0%		$315,208,180

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — AGGRESSIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (19.5%)	34,133,160	$49,577,494
Equity Index Fund (36.6%)	27,412,087	93,420,201
International Fund (13.1%)	43,289,687	33,457,170
Mid-Cap Equity Index Fund (20.5%)	24,103,909	52,115,303
Small Cap Growth Fund (5.3%)	8,746,066	13,448,275
Small Cap Value Fund (5.0%)	7,951,362	12,781,759

TOTAL INVESTMENTS (Cost: $191,686,539) 100.0%		254,800,202

OTHER NET ASSETS		—

NET ASSETS 100.0%		$254,800,202

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (3.9%)
U.S. Treasury Bill	A-1+	0.12	06/25/15	$3,000,000	$2,999,067

U.S. GOVERNMENT AGENCIES (45.0%)
FHLB	A-1+	0.10	01/28/15	2,500,000	2,499,812
FHLB	A-1+	0.10	02/13/15	5,000,000	4,999,403
FHLB	A-1+	0.10	02/18/15	900,000	899,880
FHLB	A-1+	0.10	03/06/15	3,190,000	3,189,712
FHLB	A-1+	0.10	03/06/15	1,260,000	1,259,853
FHLB	A-1+	0.10	03/11/15	6,600,000	6,600,354
FHLB	A-1+	0.10	03/13/15	700,000	700,032
FHLB	A-1+	0.10	03/20/15	1,200,000	1,199,971
FHLMC	A-1+	0.10	01/13/15	100,000	99,997
FHLMC	A-1+	0.10	01/14/15	107,000	106,996
FHLMC	A-1+	0.10	03/11/15	1,885,000	1,884,782
FHLMC	A-1+	0.11	02/19/15	200,000	199,970
FHLMC	A-1+	0.13	03/09/15	3,800,000	3,799,550
FNMA	A-1+	0.09	03/04/15	1,550,000	1,549,915
FNMA	A-1+	0.10	01/12/15	250,000	249,992
FNMA	A-1+	0.10	03/02/15	2,300,000	2,299,894
FNMA	A-1+	0.18	01/20/15	35,000	34,997
Tennessee Valley Authority	A-1+	0.01	01/02/15	3,300,000	3,299,999

					34,875,109

COMMERCIAL PAPER (49.2%)
Abbott Laboratories†	A-1+	0.10	02/10/15	1,400,000	1,399,844
Abbott Laboratories†	A-1+	0.11	02/19/15	1,700,000	1,699,745
Dover Corp.†	A-1	0.11	01/06/15	2,750,000	2,749,958
Eli Lilly & Co.†	A-1+	0.10	01/30/15	900,000	899,928
Emerson Electric Co.†	A-1	0.12	02/25/15	3,200,000	3,199,413
Exxon Mobil Corp.	A-1+	0.12	02/18/15	600,000	599,904
Intercontinental Exchange, Inc.†	A-1	0.17	01/06/15	1,850,000	1,849,956
Intercontinental Exchange, Inc.†	A-1	0.18	01/30/15	1,300,000	1,299,811
J.P. Morgan Securities LLC	A-1	0.20	02/02/15	1,900,000	1,899,662
J.P. Morgan Securities LLC†	A-1	0.21	03/09/15	800,000	799,775
J.P. Morgan Securities LLC†	A-1	0.22	02/04/15	500,000	499,896
Microsoft Corp.†	A-1+	0.10	02/04/15	3,100,000	3,099,707
National Rural Utilities	A-1	0.13	01/20/15	2,000,000	1,999,863
National Rural Utilities	A-1	0.13	02/05/15	1,600,000	1,599,798
New Jersey Natural Gas	A-1	0.12	01/09/15	675,000	674,982
New Jersey Natural Gas	A-1	0.15	01/15/15	1,500,000	1,499,912
Piedmont Natural Gas Co.†	A-1	0.17	01/05/15	1,850,000	1,849,965
Piedmont Natural Gas Co.†	A-1	0.18	01/06/15	1,250,000	1,249,969
Questar Corp.†	A-1	0.19	01/14/15	3,200,000	3,199,780
San Diego Gas & Electric Co.†	A-1	0.21	01/09/15	2,300,000	2,299,893
Simon Property Group LP†	A-1	0.18	02/11/15	3,100,000	3,099,364
Wells Fargo & Co.	A-1	0.13	02/09/15	650,000	649,908

					38,121,033

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $75,990,837) 98.1%					75,995,209

TEMPORARY CASH INVESTMENTS (2) (Cost: $1,484,000) 1.9%					1,484,000

TOTAL INVESTMENTS (Cost: $77,474,837) 100.0%					77,479,209

OTHER NET ASSETS -0.0% (3)					(443)

NET ASSETS 100.0%					$77,478,766

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (28.8%)
U.S. Treasury Note	AA+	0.50 - 2.00	09/30/16 - 11/30/20	$53,500,000	$53,358,792
U.S. Treasury Strip	AA+	0.00	08/15/17 - 08/15/18	75,000,000	71,840,694

					125,199,486

U.S. GOVERNMENT AGENCIES (7.6%)
MORTGAGE-BACKED OBLIGATIONS (0.0%) (3)
FHLMC	AA+	7.50 - 8.50	09/01/17 - 03/15/21	5,341	5,879

NON-MORTGAGE-BACKED OBLIGATIONS (7.6%)
FHLMC	AA+	0.00	11/29/19	13,500,000	12,028,028
FNMA	AA+	0.00	10/09/19	22,500,000	20,229,047
Other Securities				900,000	789,931

					33,047,006

CORPORATE DEBT (62.3%)
CONSUMER DISCRETIONARY (8.1%)
Advance Auto Parts, Inc.	BBB-	4.50 - 5.75	05/01/20 - 01/15/22	2,000,000	2,211,259
Expedia, Inc.	BBB-	5.95	08/15/20	2,000,000	2,234,948
Family Dollar Stores, Inc.	BBB-	5.00	02/01/21	2,000,000	2,109,660
Kohl’s Corp.	BBB	3.25 - 4.00	11/01/21 - 02/01/23	2,025,000	2,057,471
Tupperware Brands Corp.	BBB-	4.75	06/01/21	2,000,000	2,140,890
Wyndham Worldwide Corp.	BBB-	2.95	03/01/17	2,160,000	2,205,865
Other Securities				22,085,000	22,339,367

					35,299,460

CONSUMER STAPLES (4.5%)
Energizer Hldgs., Inc.	BBB-	4.70	05/19/21	2,000,000	2,075,230
Mead Johnson Nutrition Co.	BBB	4.90	11/01/19	3,075,000	3,379,410
Other Securities				14,200,000	14,163,151

					19,617,791

ENERGY (4.1%)
Pioneer Natural Resources Co.	BBB-	6.65	03/15/17	2,000,000	2,191,096
SESI LLC	BBB-	7.13	12/15/21	2,150,000	2,064,000
Other Securities				13,790,000	13,682,243

					17,937,339

FINANCIALS (18.0%)
Alleghany Corp.	BBB	4.95	06/27/22	2,000,000	2,199,786
American Tower Corp.	BBB-	4.50	01/15/18	2,000,000	2,123,974
Berkley (W.R.) Corp.	BBB+	4.63	03/15/22	2,000,000	2,144,652
Boston Properties LP	A-	3.70	11/15/18	1,970,000	2,077,229
Capital One Financial Corp.	BBB	4.75	07/15/21	2,000,000	2,204,276
Fairfax Financial Hldgs.	BBB-	8.25	10/01/15	742,000	777,163
Fairfax Financial Hldgs.†	BBB-	5.80	05/15/21	1,274,000	1,366,523
Health Care REIT, Inc.	BBB	3.63	03/15/16	2,000,000	2,058,434
Healthcare Realty Trust	BBB-	5.75	01/15/21	2,000,000	2,236,322
Kemper Corp.	BBB-	6.00	11/30/15 - 05/15/17	2,000,000	2,103,832
Moody’s Corp.	BBB+	5.50	09/01/20	2,000,000	2,270,908
Morgan Stanley	A-	4.00 - 4.75	07/24/15 - 03/22/17	2,000,000	2,084,016
Nasdaq OMX Group, Inc.	BBB-	5.55	01/15/20	2,150,000	2,389,117
Other Securities				50,916,000	52,375,937

					78,412,169

HEALTH CARE (7.3%)
Agilent Technologies, Inc.	BBB+	5.00	07/15/20	2,000,000	2,175,648
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	2,000,000	2,147,854
Hospira, Inc.	BBB-	6.05	03/30/17	2,000,000	2,156,330
Laboratory Corp. of America	BBB+	3.13 - 5.63	12/15/15 - 08/23/22	2,000,000	2,078,299
PerkinElmer, Inc.	BBB	5.00	11/15/21	2,000,000	2,175,838

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2014

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
HEALTH CARE (CONTINUED)
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	$2,000,000	$2,157,038
Thermo Fisher Scientific, Inc.	BBB	3.60 - 4.50	03/01/21 - 08/15/21	2,000,000	2,141,442
Other Securities				16,250,000	16,571,304

					31,603,753

INDUSTRIALS (5.7%)
GATX Corp.	BBB	6.00	02/15/18	2,050,000	2,279,586
Harsco Corp.	BB+	5.75	05/15/18	2,250,000	2,368,125
L-3 Communications Corp.	BBB-	5.20	10/15/19	2,000,000	2,196,632
Valmont Industries, Inc.	BBB+	6.63	04/20/20	2,000,000	2,347,260
Other Securities				15,318,000	15,617,377

					24,808,980

INFORMATION TECHNOLOGY (6.8%)
Adobe Systems, Inc.	A-	4.75	02/01/20	2,000,000	2,195,470
Arrow Electronics, Inc.	BBB-	3.00 - 6.88	03/01/18 - 03/01/23	2,000,000	2,126,387
Avnet, Inc.	BBB-	5.88 - 6.00	09/01/15 - 06/15/20	1,930,000	2,072,091
Fiserv, Inc.	BBB	4.75	06/15/21	1,900,000	2,091,796
FLIR Systems, Inc.	BBB	3.75	09/01/16	2,000,000	2,073,080
Lender Processing Svcs., Inc.	BBB	5.75	04/15/23	2,000,000	2,100,000
Lexmark International, Inc.	BBB-	6.65	06/01/18	2,000,000	2,221,828
Symantec Corp.	BBB	4.20	09/15/20	2,000,000	2,070,962
Tech Data Corp.	BBB-	3.75	09/21/17	2,000,000	2,066,034
Western Union Co.	BBB	5.93	10/01/16	2,000,000	2,147,372
Other Securities				8,226,000	8,377,002

					29,542,022

MATERIALS (4.6%)
Alcoa, Inc.	BBB-	6.75	07/15/18	2,000,000	2,246,680
Kinross Gold Corp.	BBB-	3.63 - 5.13	09/01/16 - 09/01/21	2,750,000	2,729,443
Other Securities				15,187,000	15,007,735

					19,983,858

TELECOMMUNICATION SERVICES (1.2%)
Verizon Communications, Inc.	BBB+	4.50	09/15/20	2,000,000	2,171,514
Other Securities				3,250,000	3,217,048

					5,388,562

UTILITIES (2.0%)
Entergy Corp.	BBB-	4.70 - 5.13	01/15/17 - 09/15/20	2,000,000	2,156,908
Other Securities				6,165,000	6,376,977

					8,533,885

TOTAL LONG-TERM DEBT SECURITIES (Cost: $421,750,278) 98.7%					429,380,190

SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (0.7%)
Exxon Mobil Corp.	A-1+	0.13	02/04/15	1,500,000	1,499,816
National Rural Utilities	A-1	0.13	01/20/15	260,000	259,982
Toyota Motor Credit Corp.	A-1+	0.13 - 0.15	02/04/15 - 03/11/15	1,250,000	1,249,764

					3,009,562

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $3,009,562) 0.7%					3,009,562

TEMPORARY CASH INVESTMENTS (2) (Cost: $11,100) 0.0% (3)					11,100

TOTAL INVESTMENTS (Cost: $424,770,940) 99.4%					432,400,852

OTHER NET ASSETS 0.6%					2,832,646

NET ASSETS 100.0%					$435,233,498

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (12.3%)
U.S. Treasury Note	AA+	0.63 - 2.25	12/31/16 - 03/31/21	$26,500,000	$26,439,650
U.S. Treasury Strip	AA+	0.00	08/15/16 - 08/15/29	123,500,000	91,953,259

					118,392,909

U.S. GOVERNMENT AGENCIES (31.6%)
MORTGAGE-BACKED OBLIGATIONS (28.2%)
FHARM	AA+	2.38 - 5.77	02/01/36 - 04/01/42	2,232,618	2,356,876
FHLMC	AA+	2.50 - 6.00	03/01/21 - 01/01/44	69,704,796	73,463,414
FHLMC Strip	AA+	3.00	01/15/43	2,696,358	2,689,291
FNMA	AA+	2.25 - 8.00	09/01/16 - 12/25/49	135,104,065	143,977,354
FNMA Strip	AA+	3.00	08/25/42	2,168,141	2,155,117
GNMA (4)	AA+	2.68 - 7.00	04/15/24 - 10/16/47	39,632,499	42,497,746
GNMA TBA (4)	AA+	4.50	02/20/20	1,202,206	1,232,380
Other Securities				1,356,281	1,502,880

					269,875,058

NON-MORTGAGE-BACKED OBLIGATIONS (3.4%)
FHLMC	AA+	0.00	11/29/19	10,872,000	9,686,571
FNMA	AA+	0.00	10/09/19	25,707,000	23,112,362

					32,798,933

CORPORATE DEBT (54.3%)
CONSUMER DISCRETIONARY (8.0%)
Advance Auto Parts, Inc.	BBB-	4.50 - 5.75	05/01/20 - 01/15/22	4,000,000	4,422,518
Expedia, Inc.	BBB-	5.95	08/15/20	4,000,000	4,469,896
Family Dollar Stores, Inc.	BBB-	5.00	02/01/21	4,000,000	4,219,320
NVR, Inc.	BBB	3.95	09/15/22	4,000,000	4,102,792
Omnicom Group, Inc.	BBB+	3.63 - 4.45	08/15/20 - 05/01/22	4,000,000	4,253,454
Tupperware Brands Corp.	BBB-	4.75	06/01/21	4,000,000	4,281,780
Other Securities				50,150,000	51,143,370

					76,893,130

CONSUMER STAPLES (2.9%)
Energizer Hldgs., Inc.	BBB-	4.70	05/19/21	4,000,000	4,150,460
Other Securities				22,869,000	23,429,576

					27,580,036

ENERGY (5.0%)
EQT Corp.	BBB	4.88	11/15/21	4,000,000	4,321,228
FMC Technologies, Inc.	BBB	2.00	10/01/17	4,500,000	4,467,776
SESI LLC	BBB-	7.13	12/15/21	4,500,000	4,320,000
Other Securities				34,276,000	34,328,000

					47,437,004

FINANCIALS (13.5%)
Alleghany Corp.	BBB	4.95 - 5.63	09/15/20 - 06/27/22	4,000,000	4,468,041
American Tower Corp.	BBB-	4.50	01/15/18	4,000,000	4,247,948
Berkley (W.R.) Corp.	BBB+	4.63 - 7.38	09/15/19 - 03/15/22	4,000,000	4,511,920
Boston Properties LP	A-	3.70 - 3.85	11/15/18 - 02/01/23	4,000,000	4,168,662
Capital One Financial Corp.	BBB	4.75	07/15/21	4,000,000	4,408,552
Fairfax Financial Hldgs.	BBB-	8.25	10/01/15	2,500,000	2,618,473
Fairfax Financial Hldgs.†	BBB-	5.80	05/15/21	1,500,000	1,608,936
Health Care REIT, Inc.	BBB	3.63 - 6.13	03/15/16 - 03/15/23	4,000,000	4,402,214
Hospitality Properties Trust	BBB-	5.00	08/15/22	4,550,000	4,794,699
Jones Lang LaSalle, Inc.	BBB	4.40	11/15/22	4,000,000	4,151,268
Moody’s Corp.	BBB+	4.50	09/01/22	4,000,000	4,290,192
Reinsurance Grp. of America, Inc.	A-	4.70 - 5.00	06/01/21 - 09/15/23	4,000,000	4,378,685
Other Securities				77,869,000	81,548,418

					129,598,008

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2014

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
HEALTH CARE (5.8%)
Agilent Technologies, Inc.	BBB+	5.00	07/15/20	$4,000,000	$4,351,296
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	4,000,000	4,295,708
Edwards Lifesciences Corp.	BBB-	2.88	10/15/18	4,500,000	4,561,812
Hospira, Inc.	BBB-	6.05	03/30/17	4,000,000	4,312,660
Laboratory Corp. of America	BBB+	3.75 - 5.63	12/15/15 - 08/23/22	4,000,000	4,164,396
PerkinElmer, Inc.	BBB	5.00	11/15/21	4,000,000	4,351,676
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	4,000,000	4,314,076
Thermo Fisher Scientific, Inc.	BBB	3.60 - 4.50	03/01/21 - 08/15/21	4,000,000	4,273,373
Other Securities				19,200,000	20,862,620

					55,487,617

INDUSTRIALS (4.2%)
Dun & Bradstreet Corp.	BBB-	3.25 - 4.38	12/01/17 - 12/01/22	4,000,000	4,107,518
Harsco Corp.	BB+	5.75	05/15/18	4,000,000	4,210,000
L-3 Communications Corp.	BBB-	4.75 - 5.20	10/15/19 - 07/15/20	4,000,000	4,320,103
Other Securities				26,320,000	27,135,470

					39,773,091

INFORMATION TECHNOLOGY (5.4%)
Adobe Systems, Inc.	A-	4.75	02/01/20	4,000,000	4,390,940
Arrow Electronics, Inc.	BBB-	4.50 - 6.88	06/01/18 - 03/01/23	4,000,000	4,421,936
Fiserv, Inc.	BBB	4.63 - 4.75	10/01/20 - 06/15/21	3,800,000	4,142,638
Ingram Micro, Inc.	BBB-	4.95 - 5.25	09/01/17 - 12/15/24	4,750,000	5,057,778
Lender Processing Svcs., Inc.	BBB	5.75	04/15/23	4,500,000	4,725,000
Lexmark International, Inc.	BBB-	6.65	06/01/18	4,000,000	4,443,656
Symantec Corp.	BBB	4.20	09/15/20	4,000,000	4,141,924
Tech Data Corp.	BBB-	3.75	09/21/17	4,000,000	4,132,068
Western Union Co.	BBB	5.93	10/01/16	4,000,000	4,294,744
Other Securities				11,370,000	11,555,882

					51,306,566

MATERIALS (5.9%)
Alcoa, Inc.	BBB-	6.75	07/15/18	4,000,000	4,493,360
Domtar Corp.	BBB-	4.40	04/01/22	4,000,000	4,105,504
Packaging Corp. of America	BBB	3.90 - 4.50	06/15/22 - 11/01/23	4,000,000	4,146,318
Other Securities				43,850,000	43,641,098

					56,386,280

TELECOMMUNICATION SERVICES (0.9%)
Other Securities				8,000,000	8,103,734

UTILITIES (2.7%)
Entergy Corp.	BBB-	4.70 - 5.13	01/15/17 - 09/15/20	4,000,000	4,302,949
SCANA Corp.	BBB	4.13	02/01/22	4,000,000	4,146,696
Other Securities				16,725,000	17,027,581

					25,477,226

SOVEREIGN DEBT (0.4%)
Sri Lanka AID	NR	6.59	09/15/28	3,283,889	4,029,201

TOTAL LONG-TERM DEBT SECURITIES (Cost: $917,538,549) 98.6%					943,138,793

SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.2%)
U.S. Treasury Bill	A-1+	0.09	06/25/15	2,000,000	1,999,076

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2014

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES (CONTINUED):
COMMERCIAL PAPER (0.9%)
Coca-Cola Co.†	A-1+	0.10	02/12/15	$700,000	$699,918
Exxon Mobil Corp.	A-1+	0.13	02/04/15	2,700,000	2,699,669
New Jersey Natural Gas	A-1	0.15	01/15/15	900,000	899,948
Toyota Motor Credit Corp.	A-1+	0.13	01/28/15	4,000,000	3,999,610

					8,299,145

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $10,298,221) 1.1%					10,298,221

TEMPORARY CASH INVESTMENTS (2) (Cost: $2,798,500) 0.3%					2,798,500

TOTAL INVESTMENTS (Cost: $930,635,270) 100.0%					956,235,514

OTHER NET ASSETS -0.0% (3)					(353,715)

NET ASSETS 100.0%					$955,881,799

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO SUMMARY PORTFOLIOS OF INVESTMENTS IN SECURITIES

December 31, 2014

Abbreviations:	FHARM = Federal Home Adjustable Rate Mortgage
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
NR = Not Rated

“Other Securities” represent securities in the respective category that individually, or in the aggregate by issuer, do not exceed 1% of net assets.

*	Non-income producing security.

**	Ratings as per Standard & Poor’s Corporation (unaudited).

†	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the aggregate values of these securities and their percentages of the respective Funds’ net assets were as follows:

Fund	Aggregate Market Value	Percentage of Net Assets
EQUITY INDEX FUND	$16,398,830	0.9%
SMALL CAP VALUE FUND	$7,049,891	1.8%
SMALL CAP GROWTH FUND	$4,298,528	1.0%
MID-CAP EQUITY INDEX FUND	$3,799,590	0.4%
COMPOSITE FUND	$2,173,351	1.1%
MONEY MARKET FUND	$29,197,004	37.7%
MID-TERM BOND FUND	$6,548,275	1.5%
BOND FUND	$11,579,935	1.2%

(1)	This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts. Information on futures contracts outstanding in the Funds as of December 31, 2014, was as follows:

Fund	Number of Contracts	Contract Type	Purchased (P) or Sold (S)	Expiration Date	Underlying Face Amount at Value(a)	Unrealized Gain(Loss)	Face Value of Futures as a % of Total Investments
EQUITY INDEX FUND	603	E-mini S&P 500 Stock Index	P	March 2015	$61,879,860	$656,358	3.5%
ALL AMERICA FUND	52	E-mini S&P 500 Stock Index	P	March 2015	$5,336,240	$(32,565)	1.6%
MID-CAP EQUITY INDEX FUND	199	E-mini S&P MidCap 400 Stock Index	P	March 2015	$28,827,140	$657,202	2.9%

(a)	Includes the cumulative appreciation(depreciation) of futures contracts, which is included in Net Unrealized Appreciation (Depreciation) of Investments and Futures Contracts in the Components of Net Assets section of the Statements of Assets and Liabilities. The Receivable or Payable for Daily Variation on Futures Contracts in the Statements of Assets and Liabilities only includes the current day’s variation margin payable or receivable.

(2)	The fund has an arrangement with its custodian bank, JP Morgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund’s name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at December 31, 2014 was 0.12%.

(3)	Percentage is less than 0.05%.

(4)	U.S. Government guaranteed security.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund	Mid-Cap Equity Index Fund
ASSETS:
Investments at fair value

(Cost:  Equity Index Fund — $1,106,463,536

All America Fund — $224,695,619

Small Cap Value Fund — $306,055,993

Small Cap Growth Fund — $323,263,224

Mid Cap Value Fund — $72,445,562

Mid-Cap Equity Index Fund — $722,020,445

International Fund — $260,762,828

Composite Fund — $147,512,249

Retirement Income Fund — $50,814,567

2010 Retirement Fund — $23,954,752

2015 Retirement Fund — $134,753,285

2020 Retirement Fund — $276,550,552

2025 Retirement Fund — $275,229,535)

(Notes 1 and 3)	$1,788,347,117	$323,596,062	$395,201,989	$412,038,699	$92,095,557	$1,003,063,715
Cash	11,572,108	—	319,540	11,336	83,542	99
Interest and dividends receivable	2,182,595	360,536	256,346	181,639	150,455	851,620
Receivable for securities sold	—	1,489,922	8,458,543	9,101,444	—	—

TOTAL ASSETS	1,802,101,820	325,446,520	404,236,418	421,333,118	92,329,554	1,003,915,434

LIABILITIES:
Due to custodian bank	—	6,400	—	—	—	—
Payable for securities purchased	12,198,458	1,190,864	10,767,464	8,974,950	—	2,874,091
Payable for daily variation margin on future contracts	785,980	61,878	—	—	—	408,980
Accrued expenses	7,018	4,255	12,412	9,126	1,597	3,773

TOTAL LIABILITIES:	12,991,456	1,263,397	10,779,876	8,984,076	1,597	3,286,844

NET ASSETS	$1,789,110,364	$324,183,123	$393,456,542	$412,349,042	$92,327,957	$1,000,628,590

NUMBER OF SHARES OUTSTANDING (Note 4)	524,974,834	134,209,249	244,764,120	268,125,197	56,753,645	462,801,870

NET ASSET VALUES, offering and redemption price per share	$3.41	$2.42	$1.61	$1.54	$1.63	$2.16

COMPONENTS OF NET ASSETS:
Paid-in capital	$1,025,151,435	$208,246,454	$278,128,750	$272,625,715	$66,646,089	$649,830,444
Accumulated undistributed net investment income (loss)	28,715,350	3,971,841	2,553,337	—	969,246	11,509,632
Accumulated undistributed net realized gain (loss) on investments and futures contracts	52,703,640	13,096,950	23,628,459	50,947,852	5,062,627	57,588,042
Net unrealized appreciation (depreciation) of investments and futures contracts	682,539,939	98,867,878	89,145,996	88,775,475	19,649,995	281,700,472

NET ASSETS	$1,789,110,364	$324,183,123	$393,456,542	$412,349,042	$92,327,957	$1,000,628,590

The accompanying notes are an integral part of these financial statements.

International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund

$263,723,167	$193,551,469	$53,535,315	$26,558,105	$154,162,876	$320,042,019	$331,091,047
111,634	103	—	—	—	—	—
—	618,480	—	—	—	—	—
—	13,652	—	—	—	—	—

263,834,801	194,183,704	53,535,315	26,558,105	154,162,876	320,042,019	331,091,047

—	—	—	—	—	—	—
—	355,871	—	—	—	—	—
—	—	—	—	—	—	—
1,226	2,550	176	99	1,344	1,066	1,121

1,226	358,421	176	99	1,344	1,066	1,121

$263,833,575	$193,825,283	$53,535,139	$26,558,006	$154,161,532	$320,040,953	$331,089,926

341,369,894	96,812,141	46,045,385	24,456,165	136,513,695	270,183,637	268,929,635

$0.77	$2.00	$1.16	$1.09	$1.13	$1.18	$1.23

$254,378,300	$143,082,954	$48,362,892	$22,073,596	$123,585,119	$257,239,911	$257,669,561
8,132,055	3,940,898	1,043,642	553,391	3,145,217	5,971,939	5,804,497
(1,637,119)	762,211	1,407,857	1,327,666	8,021,605	13,337,636	11,754,356
2,960,339	46,039,220	2,720,748	2,603,353	19,409,591	43,491,467	55,861,512

$263,833,575	$193,825,283	$53,535,139	$26,558,006	$154,161,532	$320,040,953	$331,089,926

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2014

	2030 Retirement Fund	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund
ASSETS:
Investments at fair value

(Cost:  2030 Retirement Fund — $225,551,895

2035 Retirement Fund — $184,789,316

2040 Retirement Fund — $149,140,140

2045 Retirement Fund — $181,799,043

2050 Retirement Fund — $47,255,825

Conservative Allocation Fund — $113,572,753

Moderate Allocation Fund — $257,461,053

Aggressive Allocation Fund — $191,686,539

Money Market Fund — $77,474,837

Mid-Term Bond Fund — $424,770,940

Bond Fund — $930,635,270)

(Notes 1 and 3)	$277,060,170	$229,853,630	$188,610,656	$232,106,622	$50,211,014
Cash	—	—	—	—	—
Interest and dividends receivable	—	—	—	—	—
Receivable for securities sold	—	—	—	—	—

TOTAL ASSETS	277,060,170	229,853,630	188,610,656	232,106,622	50,211,014

LIABILITIES:
Due to custodian bank	—	—	—	—	—
Payable for securities purchased	—	—	—	—	—
Payable for daily variation margin on future contracts	—	—	—	—	—
Accrued expenses	908	743	627	744	98

TOTAL LIABILITIES	908	743	627	744	98

NET ASSETS	$277,059,262	$229,852,887	$188,610,029	$232,105,878	$50,210,916

NUMBER OF SHARES OUTSTANDING (Note 4)	218,780,055	181,398,047	149,253,147	183,851,790	36,041,942

NET ASSET VALUES, offering and redemption price per share	$1.27	$1.27	$1.26	$1.26	$1.39

COMPONENTS OF NET ASSETS:
Paid-in capital	$210,467,640	$173,052,727	$138,749,965	$169,300,280	$45,513,629
Accumulated undistributed net investment income (loss)	4,662,610	3,637,561	2,857,782	3,540,101	592,908
Accumulated undistributed net realized gain (loss) on investments and futures contracts	10,420,737	8,098,285	7,531,766	8,957,918	1,149,190
Net unrealized appreciation (depreciation) of investments and futures contracts	51,508,275	45,064,314	39,470,516	50,307,579	2,955,189

NET ASSETS	$277,059,262	$229,852,887	$188,610,029	$232,105,878	$50,210,916

The accompanying notes are an integral part of these financial statements.

Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund

$122,523,125	$315,208,180	$254,800,202	$77,479,209	$432,400,852	$956,235,514
—	—	—	64	24	26
—	—	—	—	2,843,436	6,756,499
—	—	—	—	—	56,953

122,523,125	315,208,180	254,800,202	77,479,273	435,244,312	963,048,992

—	—	—	—	—	—
—	—	—	—	—	7,154,798
—	—	—	—	—	—
—	—	—	507	10,814	12,395

—	—	—	507	10,814	7,167,193

$122,523,125	$315,208,180	$254,800,202	$77,478,766	$435,233,498	$955,881,799

97,670,821	208,049,805	144,356,850	64,724,065	412,252,911	658,106,501

$1.25	$1.52	$1.77	$1.20	$1.06	$1.45

$107,218,181	$241,317,023	$174,517,182	$77,474,394	$415,445,233	$897,173,921
2,608,920	6,514,098	4,669,780	—	10,593,942	31,506,309

3,745,652	9,629,932	12,499,577	—	1,564,411	1,601,325

8,950,372	57,747,127	63,113,663	4,372	7,629,912	25,600,244

$122,523,125	$315,208,180	$254,800,202	$77,478,766	$435,233,498	$955,881,799

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2014

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
INVESTMENT INCOME AND EXPENSES:
INCOME:
Dividends	$32,053,415	$5,805,485	$6,954,298	$2,984,121	$1,551,260
Interest	52,393	6,927	16,081	13,689	3,779

Total income	32,105,808	5,812,412	6,970,379	2,997,810	1,555,039

EXPENSES:
Investment advisory fees (Note 2)	1,204,094	1,260,906	2,809,338	2,980,899	449,116
Accounting and recordkeeping expenses	388,255	48,659	84,576	98,994	20,626
Shareholders reports	118,736	14,881	25,865	30,274	6,307
Custodian expenses	41,956	84,872	15,933	20,248	6,702
Independent directors’ fees and expenses	43,051	36,085	42,775	45,356	6,376
Audit	131,755	16,512	28,701	33,594	6,999
Legal and Compliance	199,055	24,948	43,361	50,754	10,575
Administrative	326,196	40,881	71,057	83,171	17,329
Licenses	184,843	21,186	—	—	—
Other	42,288	5,300	9,212	10,782	2,247

Total expenses	2,680,229	1,554,230	3,130,818	3,354,072	526,277

Net Investment Income (Loss)	29,425,579	4,258,182	3,839,561	(356,262)	1,028,762

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (Note 1):
Net realized gain (loss) on:
Investment securities	52,925,080	20,921,415	24,556,592	50,567,338	5,078,377
Futures contracts	11,348,514	243,766	—	—	—

	64,273,594	21,165,181	24,556,592	50,567,338	5,078,377

Change in net unrealized appreciation (depreciation) of:
Investment securities	114,897,084	8,237,076	(9,069,882)	(28,964,625)	4,464,671
Futures contracts	(1,138,445)	(206,474)	—	—	—

	113,758,639	8,030,602	(9,069,882)	(28,964,625)	4,464,671

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	178,032,233	29,195,783	15,486,710	21,602,713	9,543,048

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$207,457,812	$33,453,965	$19,326,271	$21,246,451	$10,571,810

(a)	The Retirement and Allocation Funds incur direct investment management expenses of .05% and .00%, respectively. The Retirement and Allocation Funds also bear their pro-rata share of the investment management fees charged to each of the underlying funds in which they invest. For the year ended December 31, 2014, the Retirement Funds and Allocation Funds incurred no operating expenses other than those included in each of the underlying funds in which they invest. Commencing in 2015, the expense allocation methodology will be modified such that certain expenses that can be attributed only to the Retirement and Allocation Funds will now be charged directly to those Funds. The Retirement and Allocation Funds will also bear their pro-rata share of the operating expenses borne by each of the underlying Funds in which they invest. This change in expense allocation methodology is not expected to result in a material change in the expense ratios of the Funds.

(b)	Net of foreign taxes of $500,086.

The accompanying notes are an integral part of these financial statements.

Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund		2010 Retirement Fund		2015 Retirement Fund		2020 Retirement Fund		2025 Retirement Fund

$13,792,798	$8,515,800 (b)	$2,056,961	$1,011,430		$524,347		$2,936,737		$5,489,709		$5,146,458
29,023	2,496	2,810,824	—		—		—		—		—

13,821,821	8,518,296	4,867,785	1,011,430		524,347		2,936,737		5,489,709		5,146,458

695,487	175,081	751,267	22,350	(a)	12,451	(a)	71,450	(a)	139,119	(a)	143,181	(a)
218,723	53,605	34,850	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
66,890	16,394	10,658	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
35,949	802	24,799	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
41,756	43,809	41,453	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
74,224	18,191	11,826	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
112,138	27,483	17,867	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
183,763	45,037	29,279	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
107,314	—	—	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
23,823	5,839	3,796	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

1,560,067	386,241	925,795	22,350		12,451		71,450		139,119		143,181

12,261,754	8,132,055	3,941,990	989,080		511,896		2,865,287		5,350,590		5,003,277

54,889,982	37,335	5,241,485	1,548,214		1,392,302		8,985,307		15,490,205		13,645,476
3,778,465	—	—	—		—		—		—		—

58,668,447	37,335	5,241,485	1,548,214		1,392,302		8,985,307		15,490,205		13,645,476

16,851,068	(25,660,305)	7,249,605	297,295		(245,571)		(1,950,195)		(701,197)		3,839,197
(357,658)	—	—	—		—		—		—		—

16,493,410	(25,660,305)	7,249,605	297,295		(245,571)		(1,950,195)		(701,197)		3,839,197

75,161,857	(25,622,970)	12,491,090	1,845,509		1,146,731		7,035,112		14,789,008		17,484,673

$87,423,611	$(17,490,915)	$16,433,080	$2,834,589		$1,658,627		$9,900,399		$20,139,598		$22,487,950

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended December 31, 2014

	2030 Retirement Fund		2035 Retirement Fund		2040 Retirement Fund		2045 Retirement Fund
INVESTMENT INCOME AND EXPENSES:
INCOME:
Dividends	$4,047,571		$3,072,699		$2,360,814		$2,920,683
Interest	—		—		—		—

Total income	4,047,571		3,072,699		2,360,814		2,920,683

EXPENSES:
Investment advisory fees (Note 2)	118,589	(a)	98,043	(a)	81,579	(a)	103,004	(a)
Accounting and recordkeeping expenses	—	(a)	—	(a)	—	(a)	—	(a)
Shareholders reports	—	(a)	—	(a)	—	(a)	—	(a)
Custodian expenses	—	(a)	—	(a)	—	(a)	—	(a)
Independent directors’ fees and expenses	—	(a)	—	(a)	—	(a)	—	(a)
Audit	—	(a)	—	(a)	—	(a)	—	(a)
Legal and Compliance	—	(a)	—	(a)	—	(a)	—	(a)
Administrative	—	(a)	—	(a)	—	(a)	—	(a)
Licenses	—	(a)	—	(a)	—	(a)	—	(a)
Other	—	(a)	—	(a)	—	(a)	—	(a)

Total expenses	118,589		98,043		81,579		103,004

Net Investment Income (Loss)	3,928,982		2,974,656		2,279,235		2,817,679

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (Note 1):
Net realized gain (loss) on:
Investment securities	12,059,724		9,433,453		8,540,747		10,187,546
Futures contracts	—		—		—		—

	12,059,724		9,433,453		8,540,747		10,187,546

Change in net unrealized appreciation (depreciation) of:
Investment securities	3,675,712		3,646,401		1,662,706		2,026,948
Futures contracts	—		—		—		—

	3,675,712		3,646,401		1,662,706		2,026,948

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	15,735,436		13,079,854		10,203,453		12,214,494

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$19,664,418		$16,054,510		$12,482,688		$15,032,173

(a)	The Retirement and Allocation Funds incur direct investment management expenses of .05% and .00%, respectively. The Retirement and Allocation Funds also bear their pro-rata share of the investment management fees charged to each of the underlying funds in which they invest. For the year ended December 31, 2014, the Retirement Funds and Allocation Funds incurred no operating expenses other than those included in each of the underlying funds in which they invest. Commencing in 2015, the expense allocation methodology will be modified such that certain expenses that can be attributed only to the Retirement and Allocation Funds will now be charged directly to those Funds. The Retirement and Allocation Funds will also bear their pro-rata share of the operating expenses borne by each of the underlying Funds in which they invest. This change in expense allocation methodology is not expected to result in a material change in the expense ratios of the Funds.

The accompanying notes are an integral part of these financial statements.

2050 Retirement Fund		Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund		Money Market Fund	Mid-Term Bond Fund	Bond Fund

$486,607		$2,464,461		$5,816,011		$3,931,404		$—	$—	$—
—		—		—		—		82,674	12,624,643	35,734,372

486,607		2,464,461		5,816,011		3,931,404		82,674	12,624,643	35,734,372

16,013	(a)	—	(a)	—	(a)	—	(a)	119,754	1,651,249	3,424,190
—	(a)	—	(a)	—	(a)	—	(a)	17,882	103,848	233,217
—	(a)	—	(a)	—	(a)	—	(a)	5,469	31,759	71,323
—	(a)	—	(a)	—	(a)	—	(a)	13,964	10,879	28,519
—	(a)	—	(a)	—	(a)	—	(a)	5,528	45,920	50,758
—	(a)	—	(a)	—	(a)	—	(a)	6,068	35,241	79,143
—	(a)	—	(a)	—	(a)	—	(a)	9,168	53,242	119,570
—	(a)	—	(a)	—	(a)	—	(a)	15,024	87,250	195,941
—	(a)	—	(a)	—	(a)	—	(a)	—	—	—
—	(a)	—	(a)	—	(a)	—	(a)	1,948	11,311	25,402

16,013		—		—		—		194,805	2,030,699	4,228,063

470,594		2,464,461		5,816,011		3,931,404		(112,131)	10,593,944	31,506,309

1,271,844		4,283,970		17,802,197		17,884,871		113	1,564,411	1,687,269
—		—		—		—		—	—	—

1,271,844		4,283,970		17,802,197		17,884,871		113	1,564,411	1,687,269

722,036		23,341		(1,516,814)		(3,648,961)		4,165	591,865	19,079,980
—		—		—		—		—	—	—

722,036		23,341		(1,516,814)		(3,648,961)		4,165	591,865	19,079,980

1,993,880		4,307,311		16,285,383		14,235,910		4,278	2,156,276	20,767,249

$2,464,474		$6,771,772		$22,101,394		$18,167,314		$(107,853)	$12,750,220	$52,273,558

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

	Equity Index Fund		All America Fund
	2014	2013	2014	2013
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$29,425,579	$24,796,411	$4,258,182	$4,127,686
Net realized gain (loss) on investments and futures contracts	64,273,594	17,442,494	21,165,181	23,746,129
Change in net unrealized appreciation (depreciation) of investments and futures contracts	113,758,639	322,313,391	8,030,602	51,694,473

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	207,457,812	364,552,296	33,453,965	79,568,288

DISTRIBUTIONS (Note 1 and Note 5)
From net investment income	(24,529,282)	(20,977,297)	(3,966,513)	(4,003,917)
From capital gains	(20,276,973)	(8,578,725)	(23,520,331)	(3,065,838)

Total distributions	(44,806,255)	(29,556,022)	(27,486,844)	(7,069,755)

CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	200,883,507	159,683,235	5,473,836	5,007,367
Dividends reinvested	44,806,255	29,556,022	27,486,844	7,069,755
Cost of shares redeemed	(175,606,931)	(76,446,620)	(33,028,231)	(22,530,192)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	70,082,831	112,792,637	(67,551)	(10,453,070)

INCREASE (DECREASE) IN NET ASSETS	232,734,388	447,788,911	5,899,570	62,045,463
NET ASSETS, BEGINNING OF YEAR	1,556,375,976	1,108,587,065	318,283,553	256,238,090

NET ASSETS, END OF YEAR	$1,789,110,364	$1,556,375,976	$324,183,123	$318,283,553

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$28,715,350	$23,910,635	$3,971,841	$4,033,324

OTHER INFORMATION:
Shares outstanding at the beginning of year	504,328,472	462,559,004	133,925,766	138,745,627

Shares sold	61,976,101	58,203,198	2,274,534	2,344,108
Shares issued as reinvestment of dividends	13,626,112	11,796,332	11,766,990	3,671,799
Shares redeemed	(54,955,851)	(28,230,062)	(13,758,041)	(10,835,768)

Net increase (decrease)	20,646,362	41,769,468	283,483	(4,819,861)

Shares outstanding at the end of year	524,974,834	504,328,472	134,209,249	133,925,766

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund		Small Cap Growth Fund		Mid Cap Value Fund		Mid-Cap Equity Index Fund
2014	2013	2014	2013	2014	2013	2014	2013

$3,839,561	$5,694,956	$(356,262)	$653,526	$1,028,762	$704,947	$12,261,754	$9,634,049
24,556,592	40,992,938	50,567,338	32,714,069	5,078,377	5,394,597	58,668,447	39,677,548

(9,069,882)	39,223,763	(28,964,625)	82,760,899	4,464,671	9,400,634	16,493,410	165,544,148

19,326,271	85,911,657	21,246,451	116,128,494	10,571,810	15,500,178	87,423,611	214,855,745

(4,756,094)	(5,227,376)	(211,378)	—	(645,431)	(653,251)	(9,181,477)	(7,797,143)
(36,455,404)	—	(31,305,992)	(24,171,500)	(5,410,001)	(1,089,797)	(41,218,855)	(21,498,456)

(41,211,498)	(5,227,376)	(31,517,370)	(24,171,500)	(6,055,432)	(1,743,048)	(50,400,332)	(29,295,599)

29,123,428	24,720,788	29,941,719	51,084,056	17,268,133	9,704,615	93,894,132	121,145,845
41,211,498	5,227,376	31,517,370	24,171,500	6,055,432	1,743,048	50,400,332	29,295,599
(36,715,125)	(19,245,410)	(62,340,748)	(15,890,718)	(7,843,296)	(6,088,653)	(82,369,583)	(44,286,628)

33,619,801	10,702,754	(881,659)	59,364,838	15,480,269	5,359,010	61,924,881	106,154,816

11,734,574	91,387,035	(11,152,578)	151,321,832	19,996,647	19,116,140	98,948,160	291,714,962
381,721,968	290,334,933	423,501,620	272,179,788	72,331,310	53,215,170	901,680,430	609,965,468

$393,456,542	$381,721,968	$412,349,042	$423,501,620	$92,327,957	$72,331,310	$1,000,628,590	$901,680,430

$2,553,337	$5,737,708	$—	$848,884	$969,246	$625,249	$11,509,632	$9,014,126

222,484,724	215,294,961	267,803,649	223,008,469	47,238,273	43,126,278	433,467,620	374,064,073

17,919,560	16,224,700	19,668,152	36,539,168	10,715,300	7,158,032	44,498,982	66,122,333
26,338,022	3,607,089	21,594,428	19,984,726	3,871,430	1,324,905	23,681,584	17,123,163
(21,978,186)	(12,642,026)	(40,941,032)	(11,728,714)	(5,071,358)	(4,370,942)	(38,846,316)	(23,841,949)

22,279,396	7,189,763	321,548	44,795,180	9,515,372	4,111,995	29,334,250	59,403,547

244,764,120	222,484,724	268,125,197	267,803,649	56,753,645	47,238,273	462,801,870	433,467,620

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the Years Ended December 31,

	International Fund		Composite Fund
	2014	2013	2014	2013
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$8,132,055	$3,863,157	$3,941,990	$3,642,650
Net realized gain (loss) on investments and futures contracts	37,335	873,160	5,241,485	6,129,582
Change in net unrealized appreciation (depreciation) of investments and futures contracts	(25,660,305)	22,662,434	7,249,605	17,317,342

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(17,490,915)	27,398,751	16,433,080	27,089,574

DISTRIBUTIONS (Note 1 and Note 5)
From net investment income	(3,863,157)	(2,689,340)	(3,641,558)	(3,658,911)
From capital gains	(863,378)	—	—	—

Total distributions	(4,726,535)	(2,689,340)	(3,641,558)	(3,658,911)

CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	119,004,856	37,567,300	5,774,213	7,301,802
Dividends reinvested	4,726,535	2,689,340	3,641,558	3,658,911
Cost of shares redeemed	(11,845,104)	(5,349,272)	(14,873,202)	(17,497,217)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	111,886,287	34,907,368	(5,457,431)	(6,536,504)

INCREASE (DECREASE) IN NET ASSETS	89,668,837	59,616,779	7,334,091	16,894,159
NET ASSETS, BEGINNING OF YEAR	174,164,738	114,547,959	186,491,192	169,597,033

NET ASSETS, END OF YEAR	$263,833,575	$174,164,738	$193,825,283	$186,491,192

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$8,132,055	$3,863,157	$3,940,898	$3,642,450

OTHER INFORMATION:
Shares outstanding at the beginning of year	207,998,511	161,874,441	99,694,061	103,273,971

Shares sold	141,996,939	49,384,258	2,950,873	4,235,956
Shares issued as reinvestment of dividends	5,692,817	3,779,424	1,857,200	2,210,581
Shares redeemed	(14,318,373)	(7,039,612)	(7,689,993)	(10,026,447)

Net increase (decrease)	133,371,383	46,124,070	(2,881,920)	(3,579,910)

Shares outstanding at the end of year	341,369,894	207,998,511	96,812,141	99,694,061

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund		2010 Retirement Fund		2015 Retirement Fund		2020 Retirement Fund
2014	2013	2014	2013	2014	2013	2014	2013

$989,080	$739,216	$511,896	$469,648	$2,865,287	$2,574,890	$5,350,590	$3,796,910
1,548,214	783,514	1,392,302	765,458	8,985,307	4,401,927	15,490,205	3,957,641

297,295	908,214	(245,571)	1,281,915	(1,950,195)	10,108,781	(701,197)	25,619,204

2,834,589	2,430,944	1,658,627	2,517,021	9,900,399	17,085,598	20,139,598	33,373,755

(746,239)	(254)	(478,710)	(204)	(2,616,090)	(9,916)	(3,853,531)	(24,228)
(853,955)	(547,127)	(653,628)	(1,051,750)	(3,478,425)	(4,960,216)	(3,571,569)	(4,201,941)

(1,600,194)	(547,381)	(1,132,338)	(1,051,954)	(6,094,515)	(4,970,132)	(7,425,100)	(4,226,169)

19,027,717	15,273,014	4,531,697	5,072,886	23,686,143	26,771,976	63,885,795	59,532,752
1,600,194	547,381	1,132,338	1,051,954	6,094,515	4,970,132	7,425,100	4,226,169
(7,899,016)	(9,375,356)	(3,674,978)	(4,999,882)	(17,349,841)	(18,269,988)	(15,276,500)	(10,645,048)

12,728,895	6,445,039	1,989,057	1,124,958	12,430,817	13,472,120	56,034,395	53,113,873

13,963,290	8,328,602	2,515,346	2,590,025	16,236,701	25,587,586	68,748,893	82,261,459
39,571,849	31,243,247	24,042,660	21,452,635	137,924,831	112,337,245	251,292,060	169,030,601

$53,535,139	$39,571,849	$26,558,006	$24,042,660	$154,161,532	$137,924,831	$320,040,953	$251,292,060

$1,043,642	$746,239	$553,391	$478,710	$3,145,217	$2,616,087	$5,971,939	$3,853,531

34,961,828	29,130,938	22,616,328	21,461,692	125,288,707	112,209,986	221,831,608	171,582,429

16,491,999	13,899,924	4,176,979	5,006,116	21,121,082	25,717,519	54,995,344	56,112,570
1,404,057	510,728	1,062,168	1,076,851	5,552,659	5,015,085	6,459,934	4,222,059
(6,812,499)	(8,579,762)	(3,399,310)	(4,928,331)	(15,448,753)	(17,653,883)	(13,103,249)	(10,085,450)

11,083,557	5,830,890	1,839,837	1,154,636	11,224,988	13,078,721	48,352,029	50,249,179

46,045,385	34,961,828	24,456,165	22,616,328	136,513,695	125,288,707	270,183,637	221,831,608

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the Years Ended December 31,

	2025 Retirement Fund		2030 Retirement Fund
	2014	2013	2014	2013
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$5,003,277	$3,390,507	$3,928,982	$2,701,397
Net realized gain (loss) on investments and futures contracts	13,645,476	2,996,791	12,059,724	2,768,638
Change in net unrealized appreciation (depreciation) of investments and futures contracts	3,839,197	32,529,428	3,675,712	30,294,793

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	22,487,950	38,916,726	19,664,418	35,764,828

DISTRIBUTIONS (Note 1 and Note 5)
From net investment income	(3,459,110)	(31,347)	(2,762,712)	(31,859)
From capital gains	(2,819,455)	(4,031,923)	(2,549,750)	(2,922,114)

Total distributions	(6,278,565)	(4,063,270)	(5,312,462)	(2,953,973)

CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	63,610,725	61,903,930	55,246,165	47,399,486
Dividends reinvested	6,278,565	4,063,270	5,312,462	2,953,973
Cost of shares redeemed	(11,753,478)	(5,846,734)	(9,611,179)	(4,677,246)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	58,135,812	60,120,466	50,947,448	45,676,213

INCREASE (DECREASE) IN NET ASSETS	74,345,197	94,973,922	65,299,404	78,487,068
NET ASSETS, BEGINNING OF YEAR	256,744,729	161,770,807	211,759,858	133,272,790

NET ASSETS, END OF YEAR	$331,089,926	$256,744,729	$277,059,262	$211,759,858

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$5,804,497	$3,459,110	$4,662,610	$2,762,712

OTHER INFORMATION:
Shares outstanding at the beginning of year	220,409,889	164,296,317	177,408,455	135,356,937

Shares sold	53,077,272	57,548,135	44,925,560	43,450,256
Shares issued as reinvestment of dividends	5,284,854	4,027,315	4,370,328	2,900,142
Shares redeemed	(9,842,380)	(5,461,878)	(7,924,288)	(4,298,880)

Net increase (decrease)	48,519,746	56,113,572	41,371,600	42,051,518

Shares outstanding at the end of year	268,929,635	220,409,889	218,780,055	177,408,455

The accompanying notes are an integral part of these financial statements.

2035 Retirement Fund		2040 Retirement Fund		2045 Retirement Fund		2050 Retirement Fund
2014	2013	2014	2013	2014	2013	2014	2013

$2,974,656	$2,007,101	$2,279,235	$1,662,062	$2,817,679	$2,071,835	$470,594	$50,301
9,433,453	2,389,225	8,540,747	2,259,283	10,187,546	2,648,744	1,271,844	72,749

3,646,401	26,811,191	1,662,706	24,530,317	2,026,948	31,984,678	722,036	2,195,981

16,054,510	31,207,517	12,482,688	28,451,662	15,032,173	36,705,257	2,464,474	2,319,031

(2,061,376)	(30,023)	(1,709,321)	(34,163)	(2,118,365)	(48,673)	(48,352)	(4,198)
(2,255,109)	(2,220,980)	(2,115,297)	(1,747,797)	(2,510,179)	(1,994,464)	(67,482)	(3,650)

(4,316,485)	(2,251,003)	(3,824,618)	(1,781,960)	(4,628,544)	(2,043,137)	(115,834)	(7,848)

48,788,674	38,583,673	34,207,916	28,828,922	37,208,271	33,663,673	28,066,598	16,278,216
4,316,485	2,251,003	3,824,618	1,781,960	4,628,544	2,043,137	115,834	7,848
(7,555,845)	(3,924,493)	(6,126,354)	(3,226,053)	(6,273,383)	(2,548,103)	(610,481)	(424,104)

45,549,314	36,910,183	31,906,180	27,384,829	35,563,432	33,158,707	27,571,951	15,861,960

57,287,339	65,866,697	40,564,250	54,054,531	45,967,061	67,820,827	29,920,591	18,173,143
172,565,548	106,698,851	148,045,779	93,991,248	186,138,817	118,317,990	20,290,325	2,117,182

$229,852,887	$172,565,548	$188,610,029	$148,045,779	$232,105,878	$186,138,817	$50,210,916	$20,290,325

$3,637,561	$2,061,376	$2,857,782	$1,709,321	$3,540,101	$2,118,365	$592,908	$48,352

144,301,756	110,190,376	123,313,696	97,860,427	154,880,979	123,735,275	15,556,794	2,079,203

39,748,793	35,487,449	27,836,625	26,618,511	30,334,894	31,405,135	20,860,316	13,822,593
3,542,685	2,232,830	3,144,107	1,771,801	3,802,172	2,035,082	86,165	6,540
(6,195,187)	(3,608,899)	(5,041,281)	(2,937,043)	(5,166,255)	(2,294,513)	(461,333)	(351,542)

37,096,291	34,111,380	25,939,451	25,453,269	28,970,811	31,145,704	20,485,148	13,477,591

181,398,047	144,301,756	149,253,147	123,313,696	183,851,790	154,880,979	36,041,942	15,556,794

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the Years Ended December 31,

	Conservative Allocation Fund		Moderate Allocation Fund
	2014	2013	2014	2013
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$2,464,461	$2,266,292	$5,816,011	$5,317,790
Net realized gain (loss) on investments and futures contracts	4,283,970	1,877,526	17,802,197	4,245,263
Change in net unrealized appreciation (depreciation) of investments and futures contracts	23,341	2,361,443	(1,516,814)	27,206,974

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,771,772	6,505,261	22,101,394	36,770,027

DISTRIBUTIONS (Note 1 and Note 5)
From net investment income	(2,273,586)	(35,676)	(5,452,659)	(55,911)
From capital gains	(1,664,925)	(1,126,105)	(3,993,394)	(2,676,791)

Total distributions	(3,938,511)	(1,161,781)	(9,446,053)	(2,732,702)

CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	27,512,215	16,631,463	28,072,903	34,473,634
Dividends reinvested	3,938,511	1,161,781	9,446,053	2,732,702
Cost of shares redeemed	(9,352,979)	(11,904,513)	(16,363,290)	(15,051,678)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	22,097,747	5,888,731	21,155,666	22,154,658

INCREASE (DECREASE) IN NET ASSETS	24,931,008	11,232,211	33,811,007	56,191,983
NET ASSETS, BEGINNING OF YEAR	97,592,117	86,359,906	281,397,173	225,205,190

NET ASSETS, END OF YEAR	$122,523,125	$97,592,117	$315,208,180	$281,397,173

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$2,608,920	$2,273,588	$6,514,098	$5,452,659

OTHER INFORMATION:
Shares outstanding at the beginning of year	79,934,785	74,926,086	193,762,078	177,299,750

Shares sold	22,009,867	14,084,437	18,843,986	25,407,537
Shares issued as reinvestment of dividends	3,216,965	1,005,801	6,402,498	2,096,356
Shares redeemed	(7,490,796)	(10,081,539)	(10,958,757)	(11,041,565)

Net increase (decrease)	17,736,036	5,008,699	14,287,727	16,462,328

Shares outstanding at the end of year	97,670,821	79,934,785	208,049,805	193,762,078

The accompanying notes are an integral part of these financial statements.

Aggressive Allocation Fund		Money Market Fund		Mid-Term Bond Fund		Bond Fund
2014	2013	2014	2013	2014	2013	2014	2013

$3,931,404	$3,709,761	$(112,131)	$(137,712)	$10,593,944	$10,740,646	$31,506,309	$26,340,172
17,884,871	4,145,765	113	852	1,564,411	2,091,825	1,687,269	(85,944)

(3,648,961)	37,830,898	4,165	(176)	591,865	(15,016,254)	19,079,980	(34,036,246)

18,167,314	45,686,424	(107,853)	(137,036)	12,750,220	(2,183,783)	52,273,558	(7,782,018)

(3,819,966)	(56,754)	—	—	(10,740,646)	(10,236,774)	(26,340,172)	(23,755,259)
(3,901,158)	(2,318,315)	—	—	(2,091,825)	(830,806)	—	(1,270,568)

(7,721,124)	(2,375,069)	—	—	(12,832,471)	(11,067,580)	(26,340,172)	(25,025,827)

14,917,233	16,579,124	7,274,917	12,509,651	75,795,501	50,891,428	149,352,882	145,960,331
7,721,124	2,375,069	—	—	12,832,471	11,067,580	26,340,172	25,025,827
(14,708,504)	(12,758,545)	(13,675,231)	(18,318,388)	(45,450,673)	(43,885,429)	(49,629,189)	(87,040,137)

7,929,853	6,195,648	(6,400,314)	(5,808,737)	43,177,299	18,073,579	126,063,865	83,946,021

18,376,043	49,507,003	(6,508,167)	(5,945,773)	43,095,048	4,822,216	151,997,251	51,138,176
236,424,159	186,917,156	83,986,933	89,932,706	392,138,450	387,316,234	803,884,548	752,746,372

$254,800,202	$236,424,159	$77,478,766	$83,986,933	$435,233,498	$392,138,450	$955,881,799	$803,884,548

$4,669,780	$3,819,966	$—	$—	$10,593,942	$10,740,644	$31,506,309	$26,340,172

139,705,582	135,535,587	70,066,197	74,907,971	371,707,177	354,712,016	571,329,146	512,445,634

8,631,107	10,765,976	6,073,454	10,427,772	70,789,793	48,005,664	102,660,413	102,834,458
4,516,418	1,643,346	—	—	12,210,237	10,449,216	18,362,750	17,680,249
(8,496,257)	(8,239,327)	(11,415,586)	(15,269,546)	(42,454,296)	(41,459,719)	(34,245,808)	(61,631,195)

4,651,268	4,169,995	(5,342,132)	(4,841,774)	40,545,734	16,995,161	86,777,355	58,883,512

144,356,850	139,705,582	64,724,065	70,066,197	412,252,911	371,707,177	658,106,501	571,329,146

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS

Income from investment operations and distributions per share for a Fund share outstanding throughout the five years ended December 31, 2014 (or since the Fund’s inception date if in existence less than five years) and other supplementary data with respect to each Fund are presented below and in the pages following:

	Equity Index Fund
	Years Ended December 31,
	2014	2013	2012		2011	2010
Net Asset Value, Beginning of Period	$3.09	$2.40	$2.07		$2.07	$1.84

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	0.06	0.05	0.05		0.04	0.03
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.35	0.70	0.28		— (f)	0.23

Total From Investment Operations	0.41	0.75	0.33		0.04	0.26

Less: Dividend Distributions:
From Net Investment Income	(0.05)	(0.04)	—	(f)	(0.04)	(0.03)
From Capital Gains	(0.04)	(0.02)	—		—	—

Total Distributions	(0.09)	(0.06)	—		(0.04)	(0.03)

Net Asset Value, End of Period	$3.41	$3.09	$2.40		$2.07	$2.07

Total Return (%)	13.49	32.02	15.94		1.88	14.68
Net Assets, End of Period ($ millions)	1,789	1,556	1,109		929	905
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.82	1.87	2.03		1.81	1.76
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.17	0.19	0.22		0.23	0.25
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.17	0.19	0.22		0.23	0.25
Portfolio Turnover Rate (%)(a)	8.07	3.90	6.45		5.26	4.50

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	Amount is less than $0.005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

All America Fund					Small Cap Value Fund
Years Ended December 31,					Years Ended December 31,
2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
$2.38	$1.85	$1.61	$1.65	$1.42	$1.72	$1.35	$1.17	$1.21	$0.96

0.03	0.03	0.03	0.02	0.02	0.02	0.03	0.02	0.01	0.01
0.23	0.55	0.21	(0.02)	0.23	0.06	0.36	0.16	(0.04)	0.25

0.26	0.58	0.24	—	0.25	0.08	0.39	0.18	(0.03)	0.26

(0.03)	(0.03)	—	(0.04)	(0.02)	(0.02)	(0.02)	—	(0.01)	(0.01)
(0.19)	(0.02)	—	—	—	(0.17)	—	—	—	—

(0.22)	(0.05)	—	(0.04)	(0.02)	(0.19)	(0.02)	—	(0.01)	(0.01)

$2.42	$2.38	$1.85	$1.61	$1.65	$1.61	$1.72	$1.35	$1.17	$1.21

11.16	32.13	14.73	0.24	17.78	5.17	29.35	15.46	(2.46)	27.72
324	318	256	250	271	393	382	290	260	277
1.35	1.44	1.52	1.24	1.21	1.02	1.70	1.67	0.92	0.99
0.49	0.51	0.55	0.56	0.57	0.84	0.87	0.90	0.90	0.92
0.49	0.51	0.55	0.56	0.57	0.84	0.87	0.90	0.90	0.92
15.38	28.48	17.37	24.67	22.71	38.09	41.36	24.71	23.34	35.34

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	Small Cap Growth Fund
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$1.58	$1.22	$1.16	$1.19	$0.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	— (f)	— (f)	— (f)	— (f)	—	(f)
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.09	0.47	0.07	(0.03)	0.30

Total From Investment Operations	0.09	0.47	0.07	(0.03)	0.30

Less: Dividend Distributions:
From Net Investment Income	— (f)	—	—	—	—
From Capital Gains	(0.13)	(0.11)	(0.01)	—	—

Total Distributions	(0.13)	(0.11)	(0.01)	—	—

Net Asset Value, End of Period	$1.54	$1.58	$1.22	$1.16	$1.19

Total Return (%)	5.70	41.19	5.62	(2.28)	33.27
Net Assets, End of Period ($ millions)	412	424	272	271	281
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	(0.09)	0.19	(0.08)	(0.31)	(0.26)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.84	0.86	0.90	0.90	0.92
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.84	0.86	0.90	0.90	0.92
Portfolio Turnover Rate (%)(a)	67.58	53.36	66.69	59.53	50.73

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	Amount is less than $0.005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

Mid Cap Value Fund					Mid-Cap Equity Index Fund
Years Ended December 31,					Years Ended December 31,
2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
$1.53	$1.23	$1.11	$1.15	$0.98	$2.08	$1.63	$1.43	$1.51	$1.24

0.02	0.01	0.02	0.01	0.01	0.03	0.02	0.02	0.02	0.01
0.19	0.33	0.10	(0.04)	0.17	0.17	0.51	0.24	(0.05)	0.31

0.21	0.34	0.12	(0.03)	0.18	0.20	0.53	0.26	(0.03)	0.32

(0.01)	(0.01)	—	(0.01)	(0.01)	(0.02)	(0.02)	—	(0.02)	(0.01)
(0.10)	(0.03)	—	—	—	(0.10)	(0.06)	(0.06)	(0.03)	(0.04)

(0.11)	(0.04)	—	(0.01)	(0.01)	(0.12)	(0.08)	(0.06)	(0.05)	(0.05)

$1.63	$1.53	$1.23	$1.11	$1.15	$2.16	$2.08	$1.63	$1.43	$1.51

13.82	27.78	11.01	(2.12)	18.94	9.63	33.21	17.80	(1.99)	26.28
92	72	53	51	55	1,001	902	610	505	494
1.25	1.08	1.36	1.19	1.25	1.31	1.25	1.50	1.14	1.16
0.64	0.66	0.70	0.70	0.72	0.17	0.19	0.22	0.23	0.25
0.64	0.66	0.70	0.70	0.72	0.17	0.19	0.22	0.23	0.25
40.91	36.42	29.05	12.99	29.88	16.29	13.30	12.98	15.98	13.29

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	International Fund
	Years Ended December 31,
	2014	2013	2012		2011	2010
Net Asset Value, Beginning of Period	$0.84	$0.71	$0.60		$0.71	$0.67

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	0.02	0.02	0.02		0.02	0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	(0.08)	0.13	0.09		(0.11)	0.04

Total From Investment Operations	(0.06)	0.15	0.11		(0.09)	0.06

Less: Dividend Distributions:
From Net Investment Income	(0.01)	(0.02)	—	(f)	(0.02)	(0.02)
From Capital Gains	— (f)	—	—	(f)	— (f)	—

Total Distributions	(0.01)	(0.02)	—		(0.02)	(0.02)

Net Asset Value, End of Period	$0.77	$0.84	$0.71		$0.60	$0.71

Total Return (%)	(6.03)	21.00	18.24		(12.60)	8.32
Net Assets, End of Period ($ millions)	264	174	115		69	61
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	3.48	2.76	3.20		3.24	3.48
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.17	0.18	0.21		0.23	0.24
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.17	0.18	0.21		0.23	0.24
Portfolio Turnover Rate (%)(a)	0.61	10.22	0.28		1.44	9.17

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	Amount is less than $0.005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

Composite Fund						Retirement Income Fund
Years Ended December 31,						Years Ended December 31,
2014	2013	2012		2011	2010	2014	2013	2012	2011	2010
$1.87	$1.64	$1.47		$1.50	$1.39	$1.13	$1.07	$1.05	$1.03	$0.97

0.04	0.04	0.04		0.04	0.04	0.02	0.02	— (f)	0.03	0.02
0.13	0.23	0.13		—	0.11	0.05	0.06	0.07	0.02	0.07

0.17	0.27	0.17		0.04	0.15	0.07	0.08	0.07	0.05	0.09

(0.04)	(0.04)	—	(f)	(0.07)	(0.04)	(0.02)	— (f)	(0.03)	(0.03)	(0.02)
—	—	—		—	—	(0.02)	(0.02)	(0.02)	— (f)	(0.01)

(0.04)	(0.04)	—		(0.07)	(0.04)	(0.04)	(0.02)	(0.05)	(0.03)	(0.03)

$2.00	$1.87	$1.64		$1.47	$1.50	$1.16	$1.13	$1.07	$1.05	$1.03

9.10	16.37	11.65		2.84	11.02	6.50	7.40	7.15	4.72	9.04
194	186	170		161	167	54	40	31	23	18
2.09	2.04	2.17		2.22	2.26	2.21	2.18	(0.03)	3.03	3.65
0.49	0.51	0.55		0.56	0.57	0.05	0.05	0.05	0.05	0.05
0.49	0.51	0.55		0.56	0.57	0.05	0.05	0.05	0.05	0.05
12.31	20.98	25.42		22.69	36.00	17.63	24.01	18.07	23.77	17.62

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2010 Retirement Fund
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$1.06	$1.00	$0.97	$0.96	$0.87

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	0.02	0.02	— (f)	0.02	0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.06	0.09	0.09	0.01	0.07

Total From Investment Operations	0.08	0.11	0.09	0.03	0.09

Less: Dividend Distributions:
From Net Investment Income	(0.02)	— (f)	(0.02)	(0.02)	—	(f)
From Capital Gains	(0.03)	(0.05)	(0.04)	— (f)	—	(f)

Total Distributions	(0.05)	(0.05)	(0.06)	(0.02)	—

Net Asset Value, End of Period	$1.09	$1.06	$1.00	$0.97	$0.96

Total Return (%)	6.93	11.78	9.69	3.08	11.36
Net Assets, End of Period ($ millions)	27	24	21	21	19
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	2.06	2.09	(0.03)	2.41	2.67
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.05	0.05	0.05	0.05	0.05
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.05	0.05	0.05	0.05	0.05
Portfolio Turnover Rate (%)(a)	20.45	19.60	26.61	21.22	18.31

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	Amount is less than $0.005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

2015 Retirement Fund							2020 Retirement Fund
Years Ended December 31,							Years Ended December 31,
2014	2013	2012	2011		2010		2014	2013	2012	2011	2010
$1.10	$1.00	$0.93	$0.93		$0.83		$1.13	$0.99	$0.90	$0.91	$0.80

0.02	0.02	— (f)	0.02		0.02		0.02	0.02	— (f)	0.02	0.02
0.06	0.12	0.10	—	(f)	0.08		0.06	0.14	0.11	(0.01)	0.09

0.08	0.14	0.10	0.02		0.10		0.08	0.16	0.11	0.01	0.11

(0.02)	— (f)	(0.02)	(0.02)		—	(f)	(0.02)	— (f)	(0.02)	(0.02)	—	(f)
(0.03)	(0.04)	(0.01)	—	(f)	—	(f)	(0.01)	(0.02)	— (f)	— (f)	—	(f)

(0.05)	(0.04)	(0.03)	(0.02)		—		(0.03)	(0.02)	(0.02)	(0.02)	—

$1.13	$1.10	$1.00	$0.93		$0.93		$1.18	$1.13	$0.99	$0.90	$0.91

7.16	14.80	10.59	2.09		12.27		7.36	17.72	11.69	1.55	13.90
154	138	112	91		78		320	251	169	118	90
2.00	2.07	(0.03)	2.53		2.79		1.92	1.85	(0.03)	2.63	2.76
0.05	0.05	0.05	0.05		0.05		0.05	0.05	0.05	0.05	0.05
0.05	0.05	0.05	0.05		0.05		0.05	0.05	0.05	0.05	0.05
16.41	11.83	19.59	8.10		5.64		9.54	3.56	9.89	4.73	2.62

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2025 Retirement Fund
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$1.16	$0.98	$0.89	$0.90	$0.78

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	0.02	0.02	— (f)	0.02	0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.08	0.18	0.11	(0.02)	0.10

Total From Investment Operations	0.10	0.20	0.11	—	0.12

Less: Dividend Distributions:
From Net Investment Income	(0.02)	— (f)	(0.02)	(0.01)	—	(f)
From Capital Gains	(0.01)	(0.02)	— (f)	— (f)	—	(f)

Total Distributions	(0.03)	(0.02)	(0.02)	(0.01)	—

Net Asset Value, End of Period	$1.23	$1.16	$0.98	$0.89	$0.90

Total Return (%)	8.00	21.11	12.90	0.83	15.49
Net Assets, End of Period ($ millions)	331	257	162	109	81
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.75	1.67	(0.04)	2.49	2.50
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.05	0.05	0.05	0.05	0.05
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.05	0.05	0.05	0.05	0.05
Portfolio Turnover Rate (%)(a)	6.00	1.49	8.59	2.52	3.16

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	Amount is less than $0.005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

2030 Retirement Fund						2035 Retirement Fund
Years Ended December 31,						Years Ended December 31,
2014	2013	2012	2011	2010		2014	2013	2012	2011	2010
$1.19	$0.98	$0.88	$0.90	$0.77		$1.20	$0.97	$0.86	$0.88	$0.75

0.02	0.02	— (f)	0.02	0.02		0.01	0.01	— (f)	0.01	0.01
0.09	0.21	0.12	(0.02)	0.11		0.08	0.24	0.13	(0.02)	0.12

0.11	0.23	0.12	—	0.13		0.09	0.25	0.13	(0.01)	0.13

(0.02)	— (f)	(0.02)	(0.02)	—	(f)	(0.01)	— (f)	(0.02)	(0.01)	—	(f)
(0.01)	(0.02)	— (f)	— (f)	—	(f)	(0.01)	(0.02)	— (f)	— (f)	—	(f)

(0.03)	(0.02)	(0.02)	(0.02)	—		(0.02)	(0.02)	(0.02)	(0.01)	—

$1.27	$1.19	$0.98	$0.88	$0.90		$1.27	$1.20	$0.97	$0.86	$0.88

8.44	23.72	13.69	0.21	16.59		8.26	25.92	14.39	(0.63)	17.66
277	212	133	90	67		230	173	107	69	53
1.66	1.60	(0.04)	2.37	2.37		1.52	1.47	(0.04)	2.17	2.20
0.05	0.05	0.05	0.05	0.05		0.05	0.05	0.05	0.05	0.05
0.05	0.05	0.05	0.05	0.05		0.05	0.05	0.05	0.05	0.05
5.52	1.58	7.61	2.66	1.74		4.29	1.76	6.51	2.78	1.47

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2040 Retirement Fund

	Years Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$1.20	$0.96	$0.85	$0.88	$0.74

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	0.01	0.01	— (f)	0.01	0.01
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.08	0.25	0.13	(0.03)	0.13

Total From Investment Operations	0.09	0.26	0.13	(0.02)	0.14

Less: Dividend Distributions:
From Net Investment Income	(0.01)	— (f)	(0.02)	(0.01)	—	(f)
From Capital Gains	(0.02)	(0.02)	— (f)	— (f)	—	(f)

Total Distributions	(0.03)	(0.02)	(0.02)	(0.01)	—

Net Asset Value, End of Period	$1.26	$1.20	$0.96	$0.85	$0.88

Total Return (%)	7.71	27.20	14.63	(1.24)	18.38
Net Assets, End of Period ($ millions)	189	148	94	62	47
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.40	1.39	(0.04)	2.09	2.13
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.05	0.05	0.05	0.05	0.05
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.05	0.05	0.05	0.05	0.05
Portfolio Turnover Rate (%)(a)	4.31	1.37	4.99	2.28	1.37

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	Amount is less than $0.005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

2045 Retirement Fund						2050 Retirement Fund
Years Ended December 31,						Years Ended December 31,				Period Ended December 31, 2012(e)
2014	2013	2012	2011	2010		2014		2013
$1.20	$0.96	$0.85	$0.88	$0.74		$1.30		$1.02		$1.00

0.01	0.01	— (f)	0.01	0.01		0.01		—	(f)	—	(f)
0.07	0.25	0.13	(0.03)	0.13		0.08		0.28		0.02

0.08	0.26	0.13	(0.02)	0.14		0.09		0.28		0.02

(0.01)	— (f)	(0.02)	(0.01)	—	(f)	—	(f)	—	(f)	—
(0.01)	(0.02)	— (f)	— (f)	—	(f)	—	(f)	—	(f)	—

(0.02)	(0.02)	(0.02)	(0.01)	—		—		—		—

$1.26	$1.20	$0.96	$0.85	$0.88		$1.39		$1.30		$1.02

7.36	27.68	14.45	(1.45)	18.57		7.15		28.17		1.83	(b)
232	186	118	76	54		50		20		2
1.37	1.37	(0.04)	2.09	2.14		1.47		0.54		(0.01	)(b)
0.05	0.05	0.05	0.05	0.05		0.05		0.05		0.05	(c)
0.05	0.05	0.05	0.05	0.05		0.05		0.05		0.05	(c)
3.48	0.93	4.03	1.97	1.04		1.53		1.22		0.76	(b)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	Conservative Allocation Fund
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$1.22	$1.15	$1.11	$1.08	$0.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	0.03	0.03	— (f)	0.03	0.03
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.05	0.05	0.08	0.03	0.06

Total From Investment Operations	0.08	0.08	0.08	0.06	0.09

Less: Dividend Distributions:
From Net Investment Income	(0.03)	— (f)	(0.03)	(0.03)	—	(f)
From Capital Gains	(0.02)	(0.01)	(0.01)	— (f)	—	(f)

Total Distributions	(0.05)	(0.01)	(0.04)	(0.03)	—

Net Asset Value, End of Period	$1.25	$1.22	$1.15	$1.11	$1.08

Total Return (%)	6.62	7.34	7.44	5.79	9.34
Net Assets, End of Period ($ millions)	123	98	86	66	52
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	2.31	2.45	0.03	3.40	3.47
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	—	—	—	—	—
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	—	—	—	—	—
Portfolio Turnover Rate (%)(a)	17.24	10.16	10.14	12.14	20.11

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	Amount is less than $0.005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

Moderate Allocation Fund					Aggressive Allocation Fund
Years Ended December 31,					Years Ended December 31,
2014	2013	2012	2011	2010	2014	2013	2012		2011	2010
$1.45	$1.27	$1.18	$1.16	$1.03	$1.69	$1.38	$1.24		$1.24	$1.06

0.03	0.03	— (f)	0.03	0.03	0.03	0.03	—	(f)	0.02	0.02
0.09	0.16	0.13	0.02	0.11	0.11	0.30	0.17		— (f)	0.16

0.12	0.19	0.13	0.05	0.14	0.14	0.33	0.17		0.02	0.18

(0.03)	— (f)	(0.03)	(0.03)	— (f)	(0.03)	— (f)	(0.03)		(0.02)	—	(f)
(0.02)	(0.01)	(0.01)	— (f)	(0.01)	(0.03)	(0.02)	—	(f)	—	—

(0.05)	(0.01)	(0.04)	(0.03)	(0.01)	(0.06)	(0.02)	(0.03)		(0.02)	—

$1.52	$1.45	$1.27	$1.18	$1.16	$1.77	$1.69	$1.38		$1.24	$1.24

7.71	15.66	10.90	4.19	13.11	7.66	24.19	13.41		2.31	17.02
315	281	225	182	163	255	236	187		158	147
1.95	2.09	0.02	2.68	2.73	1.60	1.75	0.01		2.13	2.07
—	—	—	—	—	—	—	—		—	—
—	—	—	—	—	—	—	—		—	—
13.87	4.71	8.11	11.21	15.68	19.61	4.93	7.82		7.73	12.91

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	Money Market Fund
	Years Ended December 31,
	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Period	$1.20		$1.20		$1.20		$1.20		$1.21

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	—	(f)	—	(f)	—	(f)	—	(f)	— (f)
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	—	(f)	—	(f)	—	(f)	—	(f)	(0.01)

Total From Investment Operations	—		—		—		—		(0.01)

Less: Dividend Distributions:
From Net Investment Income	—		—		—		—		—
From Capital Gains	—		—		—		—		—

Total Distributions	—		—		—		—		—

Net Asset Value, End of Period	$1.20		$1.20		$1.20		$1.20		$1.20

Total Return (%)	(0.14)		(0.16)		(0.17)		(0.17)		(0.14)
Net Assets, End of Period ($ millions)	77		84		90		101		109
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	(0.14)		(0.16)		(0.18)		(0.17)		(0.15)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.24		0.27		0.30		0.31		0.32
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.24		0.27		0.30		0.31		0.32
Portfolio Turnover Rate (%)(a)	NA		NA		NA		NA		NA

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	Amount is less than $0.005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

Mid-Term Bond Fund						Bond Fund
Years Ended December 31,						Years Ended December 31,
2014	2013	2012		2011	2010	2014	2013	2012		2011	2010
$1.05	$1.09	$1.06		$1.03	$1.00	$1.41	$1.47	$1.39		$1.34	$1.30

0.03	0.03	0.03		0.03	0.04	0.04	0.05	0.05		0.05	0.05
0.02	(0.04)	—	(f)	0.03	0.02	0.04	(0.06)	0.03		0.05	0.04

0.05	(0.01)	0.03		0.06	0.06	0.08	(0.01)	0.08		0.10	0.09

(0.03)	(0.03)	—	(f)	(0.03)	(0.03)	(0.04)	(0.05)	—	(f)	(0.05)	(0.05)
(0.01)	— (f)	—	(f)	—	— (f)	—	— (f)	—		—	—

(0.04)	(0.03)	—		(0.03)	(0.03)	(0.04)	(0.05)	—		(0.05)	(0.05)

$1.06	$1.05	$1.09		$1.06	$1.03	$1.45	$1.41	$1.47		$1.39	$1.34

3.22	(0.55)	3.33		6.34	6.93	6.31	(0.91)	5.79		7.30	7.29
435	392	387		338	298	956	804	753		635	597
2.57	2.77	2.94		3.02	3.66	3.59	3.35	3.55		3.61	3.81
0.49	0.51	0.55		0.55	0.57	0.48	0.51	0.55		0.55	0.57
0.49	0.51	0.55		0.55	0.57	0.48	0.51	0.55		0.55	0.57
36.56	23.94	14.30		23.69	16.70	15.00	27.41	28.89		30.24	40.33

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

Mutual of America Investment Corporation (the “Investment Company”) is a diversified, open-end management investment company — a type of company commonly known as a “mutual fund”. It is registered as such under the Investment Company Act of 1940 (the “Investment Company Act”). The Investment Company was formed on February 21, 1986 as a Maryland corporation and principally offers its shares exclusively to separate accounts of Mutual of America Life Insurance Company (“Mutual of America Life”) and its affiliates. As a “series” type mutual fund, the Investment Company issues separate classes (or series) of capital stock, each of which represents a separate Fund of investments. At December 31, 2014, there were 24 active Funds (collectively, “the Funds”): Equity Index Fund, All America Fund, Small Cap Value Fund, Small Cap Growth Fund, Mid Cap Value Fund, Mid-Cap Equity Index Fund, International Fund, Composite Fund, Money Market Fund, Mid-Term Bond Fund, Bond Fund; Retirement Income Fund, 2010 Retirement Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund, 2045 Retirement Fund and 2050 Retirement Fund (collectively, “Retirement Funds”); a Conservative Allocation Fund, a Moderate Allocation Fund and an Aggressive Allocation Fund (collectively, “Allocation Funds”). The International Fund and the Retirement Funds (other than the 2050 Retirement Fund) commenced operations on November 5, 2007. The 2050 Retirement Fund commenced operations on October 1, 2012.

Investment Company shares are issued to Mutual of America Life and, on a limited basis, to Wilton Reassurance Life Company of New York (formerly The American Life Insurance Company of New York), for allocation to their Separate Accounts as a funding medium for variable accumulation annuity contracts and variable life insurance policies. In addition, shares of selected equity and fixed income funds of the Investment Company are directly issued to one or more of the Investment Company’s Retirement Funds and Allocation Funds.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

The following is a summary of the significant accounting policies consistently followed by the Investment Company, which are in conformity with GAAP:

Fair Value — The Investment Company values its investments at fair value. Fair value is an estimate of the price the Fund would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities.

•	Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

As of December 31, 2014 management determined that the fair value inputs for all equity securities, including shares of registered investment companies, were considered Level 1, with the exception of non-registered securities under Rule 144A of the Securities Act of 1933 which were considered Level 2. In addition, certain Rule 144A securities not actively traded are considered Level 3; however, there were no such securities as of December 31, 2014. Fair value inputs for all debt securities were considered Level 2. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers between levels are reflected based on the fair value at the beginning of a reporting period.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

The following is a summary of the inputs used to value the Funds’ investments and other financial instruments as of December 31, 2014:

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Investments at Fair Value:
(See Summary Portfolios or Portfolios of Investments for More Details)
Equity Index Fund
Common Stock	$1,727,505,633	—	—	$1,727,505,633
Short-Term Debt Securities	—	$60,091,484	—	$60,091,484
Temporary Cash Investments	—	$750,000	—	$750,000

	$1,727,505,633	$60,841,484	—	$1,788,347,117
All America Fund
Common Stock-Indexed	$179,800,853	—	—	$179,800,853
Common Stock-Active	$132,669,811	—	—	$132,669,811
Short-Term Debt Securities-Indexed	—	$4,999,081	—	$4,999,081
Short-Term Debt Securities-Active	—	$5,898,017	—	$5,898,017
Temporary Cash Investments	—	$228,300	—	$228,300

	$312,470,664	$11,125,398	—	$323,596,062
Small Cap Value Fund
Common Stock	$377,305,353	—	—	$377,305,353
Short-Term Debt Securities	—	$17,896,636	—	$17,896,636

	$377,305,353	$17,896,636	—	$395,201,989
Small Cap Growth Fund
Common Stock	$398,540,858	—	—	$398,540,858
Short-Term Debt Securities	—	$13,497,841	—	$13,497,841

	$398,540,858	$13,497,841	—	$412,038,699
Mid Cap Value Fund
Common Stock	$88,846,109	—	—	$88,846,109
Short-Term Debt Securities	—	$3,249,448	—	$3,249,448

	$88,846,109	$3,249,448	—	$92,095,557
Mid-Cap Equity Index Fund
Common Stock	$971,768,222	—	—	$971,768,222
Short-Term Debt Securities	—	$31,195,493	—	$31,195,493
Temporary Cash Investments	—	$100,000	—	$100,000

	$971,768,222	$31,295,493	—	$1,003,063,715
International Fund
Common Stock	$252,326,707	—	—	$252,326,707
Short-Term Debt Securities	—	$11,396,460	—	$11,396,460

	$252,326,707	$11,396,460	—	$263,723,167
Composite Fund
Common Stock	$114,242,580	—	—	$114,242,580
U.S. Government Debt	—	$16,835,903	—	$16,835,903
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$24,216,706	—	$24,216,706
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$445,483	—	$445,483
Long-Term Corporate Debt	—	$32,552,782	—	$32,552,782
Short-Term Debt Securities	—	$4,449,115	—	$4,449,115
Temporary Cash Investments	—	$808,900	—	$808,900

	$114,242,580	$79,308,889	—	$193,551,469

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Retirement Income Fund
Common Stock	$53,535,315	—	—	$53,535,315
2010 Retirement Fund
Common Stock	$26,558,105	—	—	$26,558,105
2015 Retirement Fund
Common Stock	$154,162,876	—	—	$154,162,876
2020 Retirement Fund
Common Stock	$320,042,019	—	—	$320,042,019
2025 Retirement Fund
Common Stock	$331,091,047	—	—	$331,091,047
2030 Retirement Fund
Common Stock	$277,060,170	—	—	$277,060,170
2035 Retirement Fund
Common Stock	$229,853,630	—	—	$229,853,630
2040 Retirement Fund
Common Stock	$188,610,656	—	—	$188,610,656
2045 Retirement Fund
Common Stock	$232,106,622	—	—	$232,106,622
2050 Retirement Fund
Common Stock	$50,211,014	—	—	$50,211,014
Conservative Allocation Fund
Common Stock	$122,523,125	—	—	$122,523,125
Moderate Allocation Fund
Common Stock	$315,208,180	—	—	$315,208,180
Aggressive Allocation Fund
Common Stock	$254,800,202	—	—	$254,800,202
Money Market Fund
U.S. Government Debt	—	$2,999,067	—	$2,999,067
U.S. Government Agency Short-Term Debt	—	$34,875,109	—	$34,875,109
Commercial Paper	—	$38,121,033	—	$38,121,033
Temporary Cash Investments	—	$1,484,000	—	$1,484,000

	—	$77,479,209	—	$77,479,209
Mid-Term Bond Fund
U.S. Government Debt	—	$125,199,486	—	$125,199,486
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$5,879	—	$5,879
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$33,047,006	—	$33,047,006
Long-Term Corporate Debt	—	$271,127,819	—	$271,127,819
Short-Term Debt Securities	—	$3,009,562	—	$3,009,562
Temporary Cash Investments	—	$11,100	—	$11,100

	—	$432,400,852	—	$432,400,852
Bond Fund
U.S. Government Debt	—	$118,392,909	—	$118,392,909
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$269,875,058	—	$269,875,058
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$32,798,933	—	$32,798,933
Long-Term Corporate Debt	—	$518,042,692	—	$518,042,692
Sovereign Debt	—	$4,029,201	—	$4,029,201
Short-Term Debt Securities	—	$10,298,221	—	$10,298,221
Temporary Cash Investments	—	$2,798,500	—	$2,798,500

	—	$956,235,514	—	$956,235,514

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Other Financial Instruments:*

Equity Index Fund	$656,358	—	—	$656,358
All America Fund	$(32,565)	—	—	$(32,565)
Mid-Cap Equity Index Fund	$657,202	—	—	$657,202

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

During the year ended December 31, 2014, there were no transfers of securities between Level 1, Level 2, or Level 3.

Security Valuation — Investment securities are carried at fair value as follows:

Exchange-traded equity securities are valued at the last reported sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price is used. For equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

Short-term debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates fair value for such securities.

Debt securities, including short-term debt securities maturing in excess of 60 days, are valued on the basis of prices obtained from an independent pricing source. The pricing source may utilize various pricing methodologies that incorporate both models (which consider factors such as yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds and trading characteristics) and dealer-supplied valuations to derive a valuation.

In the rare instance when a price is not available from an independent pricing source or when prices may not reflect fair value, such as when the price provided by the pricing source is not based on a recent trade, a calculated fair value is used, as determined in good faith by the Adviser and reviewed by a Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

The Advisor uses a market approach to calculate fair value for equity securities which are categorized as Level 3. The Adviser’s valuation is primarily based on information regarding the specific equity issuer, such as the last trade price, financial statements, the relationship of per-share book value to the last trade price, operating information and any corporate actions, such as dividends or returns of capital, that may have occurred since the last trade. The Adviser also considers industry-specific conditions and overall market conditions, to determine whether the last trade price reflects fair value or needs to be adjusted. Generally, absent any significant contrary indications, the last trade price will be used as the calculated fair value.

The Retirement Funds and the Allocation Funds value their investments in the underlying Funds of the Investment Company at their respective net asset values.

Investment Transactions — Investment transactions are accounted for as of the trade date. Realized gains and losses on the sale of short and long-term debt securities are computed on the basis of amortized cost at the time of sale. Realized gains and losses on the sale of equity securities are based on the identified cost basis of the security, determined on the first-in, first-out (“FIFO”) basis.

Futures Contracts — The Equity Index Fund, Mid-Cap Equity Index Fund and a portion of the All America Fund each maintain indexed asset portfolios which are subject to equity price risk. In order to remain more fully invested in the equity markets while minimizing transaction costs, the funds purchase stock index futures contracts. An initial cash margin deposit (represented by cash or Treasury bills) is made upon entering into a futures contract and serves as

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

collateral for the contract. This initial margin, maintained in a segregated account, is equal to approximately 5%-6% of the contract amount, and does not involve the borrowing of funds to finance the transaction. During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each trading day. The accumulated unrealized appreciation or depreciation on the contract is included in Net Unrealized Appreciation (Depreciation) of Investments and Futures Contracts in the Components of Net Assets section of the Statements of Assets and Liabilities. Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized appreciation or depreciation are incurred, variation margin payments are received or made daily. The net change in unrealized appreciation or depreciation of futures contracts is recorded in the Statements of Operations. When the contract is closed, a realized gain or loss from futures transactions is recorded in the Statements of Operations, equal to the net variation margin received or paid over the period the contract was outstanding.

The “Underlying Face Amount at Value” (appearing in the “Footnotes to the Summary Portfolio of Investments in Securities”) representing the aggregate of outstanding contractual amounts under futures contracts reflects the extent of a Fund’s exposure to off-balance sheet risk. The use of futures transactions involves the risk of imperfect correlation in the price movements of the contract and the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2014, the Equity Index Fund, Mid-Cap Equity Index Fund and the All America Fund purchased futures contracts with total principal amounts of $488,097,486, $236,522,358 and $42,995,370, respectively.

Retirement Funds — Each of the Retirement Funds invests in equity (stock) funds and fixed income (bond) funds and targets different percentages to these asset classes. The targets reflect varying emphases on achieving capital appreciation and gains versus preserving capital and producing income, depending on the specific Fund’s time horizon.

The Retirement Funds target their investments in the following underlying funds of the Investment Company in accordance with the percentage allocations noted:

	Equity Index Fund	Mid-Cap Equity Index Fund	Small Cap Growth Fund	Small Cap Value Fund	International Fund	Bond Fund	Mid-Term Bond Fund	Money Market Fund
Retirement Income Fund	20%	5%	—	—	—	30%	40%	5%
2010 Retirement Fund	25%	9%	—	—	3%	25%	33%	5%
2015 Retirement Fund	28%	11%	1%	1%	6%	25%	28%	—
2020 Retirement Fund	33%	11%	2%	2%	9%	25%	18%	—
2025 Retirement Fund	37%	16%	3%	3%	10%	23%	8%	—
2030 Retirement Fund	40%	17%	5%	5%	10%	23%	—	—
2035 Retirement Fund	40%	20%	6%	6%	12%	16%	—	—
2040 Retirement Fund	35%	23%	8%	8%	14%	12%	—	—
2045 Retirement Fund	35%	21%	9%	9%	16%	10%	—	—
2050 Retirement Fund	35%	20%	10%	10%	17%	8%	—	—

Generally, rebalancing of the Retirement Funds’ holdings is performed on a quarterly or other periodic basis and the mix of underlying Funds is reviewed annually.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Allocation Funds — The Allocation Funds target their investments in the following underlying Funds of the Investment Company in accordance with the percentage allocations noted:

	Equity Index Fund	Mid-Cap Equity Index Fund	Small Cap Growth Fund	Small Cap Value Fund	International Fund	Bond Fund	Mid-Term Bond Fund
Conservative Allocation	25%	5%	—	—	5%	30%	35%
Moderate Allocation	35%	15%	—	—	10%	25%	15%
Aggressive Allocation	35%	20%	5%	5%	15%	20%	—

Generally, rebalancing of the Allocation Funds’ holdings is performed on a periodic basis.

Change in Target Investments — During the year, the Retirement Funds listed below had changes to their target investments. Additionally, each of the Allocation Funds had added the International Fund as an equity fund investment during the period. The Conservative Allocation Fund had also added the Mid-Cap Equity Index Fund as an equity fund investment during the period. Overall increases (decreases) to the target percentages were as follows:

	Equity Index Fund		Mid-Cap Equity Index Fund		Small Cap Growth Fund		Small Cap Value Fund		International Fund	Bond Fund		Mid-Term Bond Fund		Money Market Fund
2010 Retirement Fund	—		(2%	)	—		—		—	—		2%		—
2015 Retirement Fund	—		—		(1%	)	(1%	)	—	—		2%		—
2020 Retirement Fund	—		—		(1%	)	(1%	)	—	—		2%		—
2025 Retirement Fund	—		1%		(1%	)	(1%	)	1%	—		—		—
Conservative Allocation	—		5%		—		—		5%	—		(10%	)	—
Moderate Allocation	—		—		—		—		10%	(5%	)	(5%	)	—
Aggressive Allocation	(10%	)	—		—		—		15%	(5%	)	—		—

Investment Income — Interest income, accretion of discount and amortization of premium are recorded daily on an accrual basis using the effective interest method. A debt obligation may cease accrual of income and result in a reduction to interest income when the collection of all or a portion of current and past due interest is in doubt. Dividend income is recorded on the ex-dividend date. Foreign source tax withheld from dividends is recorded as a reduction from dividend income. Should reclamation efforts succeed, such amounts are recorded as income upon collection.

Distributions to Shareholders (“Dividends”) — Distributions to shareholders are recorded on the ex-dividend date and are made at least annually. It is the Investment Company’s policy to make distributions of its net investment income and net realized gains, if any, in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Accordingly, periodic reclassifications (which do not impact the funds’ net asset values) are made within the funds’ capital accounts to reflect income and gains available for distribution under Federal income tax regulations.

Federal Income Taxes — Each Fund in the Investment Company intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income or excise tax provision is required.

GAAP requires the evaluation of tax positions taken in the course of preparing a fund’s tax return to determine whether it is “more-likely-than-not” that tax positions taken in the fund’s tax return will be ultimately sustained, and, if not, a tax liability and expense is recorded.

As of December 31, 2014, management has evaluated the tax positions taken on the Funds’ tax returns for all open tax years and has concluded that no tax provision is required in any of the Funds’ financial statements. Each Fund’s federal and state income, franchise and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

At December 31, 2014, no Fund had a capital loss carry forward to offset any future net realized capital gains generated after December 31, 2014.

2.	EXPENSES

The Investment Company has an Investment Advisory Agreement with Mutual of America Capital Management LLC (“the Adviser”), an indirect wholly-owned subsidiary of Mutual of America Life. For providing investment management services to each of the Funds of the Investment Company, the Adviser receives a fee, calculated as a daily charge of the value of the net assets of each fund, at the following annual rates:

Fund	Annual Investment Management Fee
Retirement Funds	.05%
Equity Index, Mid-Cap Equity Index, International Funds	.075%
Money Market Fund	.15%
Bond Fund	.39%
All America, Composite, Mid-Term Bond Funds	.40%
Mid Cap Value Fund	.55%
Small Cap Value, Small Cap Growth Funds	.75%

The Adviser does not assess a fee for investment management to the Allocation Funds. However, shareholders in the Allocation Funds (and the Retirement and International Funds) will indirectly bear their pro-rata share of the investment management fees incurred by the underlying Funds in which they invest.

3.	INVESTMENTS

The cost of investment purchases and proceeds from sales of investments, excluding short-term securities and futures contracts, for the year ended December 31, 2014, were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Cost of investment purchases	$183,954,286	$47,572,701	$136,971,827	$261,577,511	$41,148,670

Proceeds from sales of investments	$125,970,838	$74,270,176	$147,383,052	$301,127,182	$32,168,562

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Cost of investment purchases	$180,669,554	$106,869,869	$22,529,098	$20,345,720	$6,704,159

Proceeds from sales of investments	$147,535,238	$1,382,797	$26,599,231	$7,910,397	$5,103,479

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Cost of investment purchases	$34,565,292	$84,823,741	$79,664,576	$68,117,844	$57,771,375

Proceeds from sales of investments	$23,531,489	$26,653,946	$17,262,898	$13,142,484	$8,446,126

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund
Cost of investment purchases	$42,403,990	$47,477,387	$29,579,677	$39,858,785	$62,576,779

Proceeds from sales of investments	$7,073,370	$7,201,711	$495,604	$18,440,215	$41,390,420

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

3.	INVESTMENTS (CONTINUED)

	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Cost of investment purchases	$57,953,284	—	$187,398,731	$255,545,458

Proceeds from sales of investments	$48,194,660	—	$148,456,466	$129,974,953

The cost of short-term security purchases for the Money Market Fund for the year ended December 31, 2014, was $1,908,166,366; net proceeds from sales for the year were $1,914,760,778.

The components of net unrealized appreciation (depreciation) of investments for Federal income tax purposes and the cost of investments for Federal income tax purposes at December 31, 2014 for each of the funds were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Unrealized Appreciation	$694,181,719	$102,491,477	$100,911,535	$98,068,512	$20,817,308
Unrealized Depreciation	(24,404,414)	(10,292,888)	(12,365,336)	(9,460,093)	(1,249,445)

Net	$669,777,305	$92,198,589	$88,546,199	$88,608,419	$19,567,863

Tax Cost of Investments	$1,118,569,813	$231,397,473	$306,655,790	$323,430,280	$72,527,694

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Unrealized Appreciation	$307,034,807	$8,738,298	$47,530,328	$2,995,971	$2,706,059
Unrealized Depreciation	(30,050,327)	(7,516,135)	(2,099,079)	(412,854)	(138,321)

Net	$276,984,480	$1,222,163	$45,431,249	$2,583,117	$2,567,738

Tax Cost of Investments	$726,079,235	$262,501,004	$148,120,220	$50,952,198	$23,990,367

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Unrealized Appreciation	$20,074,607	$44,098,847	$56,061,460	$51,508,275	$45,064,314
Unrealized Depreciation	(973,657)	(1,412,554)	(1,017,636)	(588,721)	(449,304)

Net	$19,100,950	$42,686,293	$55,043,824	$50,919,554	$44,615,010

Tax Cost of Investments	$135,061,926	$277,355,726	$276,047,223	$226,140,616	$185,238,620

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund
Unrealized Appreciation	$39,470,516	$50,307,579	$3,168,000	$9,972,163	$60,502,882
Unrealized Depreciation	(283,390)	(413,206)	(244,623)	(1,078,001)	(8,651,355)

Net	$39,187,126	$49,894,373	$2,923,377	$8,894,162	$51,851,527

Tax Cost of Investments	$149,423,530	$182,212,249	$47,287,637	$113,628,963	$263,356,653

	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Unrealized Appreciation	$66,414,032	$4,372	$9,863,728	$31,826,773
Unrealized Depreciation	(7,774,377)	0	(2,233,818)	(6,226,529)

Net	$58,639,655	$4,372	$7,629,910	$25,600,244

Tax Cost of Investments	$196,160,547	$77,474,837	$424,770,942	$930,635,270

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

3.	INVESTMENTS (CONTINUED)

Differences between amounts reflected in the Statements of Assets and Liabilities and those computed for Federal income tax purposes arise primarily from federal income tax treatment of wash sales, REITs, partnerships, corporate actions and futures contracts.

Investments in affiliated investment companies during the year ended December 31, 2014 were as follows:

Affiliated Investment Company	Value as of December 31, 2013	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of December 31, 2014	Dividends	Realized Gain, Distributions
Retirement Income Fund
Bond Fund	$11,060,123	$6,422,565	$100,873	$249,594	$(1,866,873)	$15,966,282	$394,506	$—
Equity Index Fund	9,472,682	3,727,671	965,507	132,293	(2,663,765)	11,634,388	143,331	118,483
Mid-Cap Equity Index Fund	2,391,954	1,002,981	123,022	8,089	(453,966)	3,072,080	24,869	111,647
Mid-Term Bond Fund	14,794,071	8,326,041	43,334	(92,091)	(2,489,164)	20,582,191	448,724	87,392
Money Market Fund	1,853,175	866,464	(2,044)	(590)	(436,631)	2,280,374	—	—

Total	$39,572,005	$20,345,722	$1,230,692	$297,295	$(7,910,399)	$53,535,315	$1,011,430	$317,522

2010 Retirement Fund
Bond Fund	$5,345,699	$1,785,435	$51,887	$118,304	$(816,937)	$6,484,388	$181,007	$—
Equity Index Fund	7,044,683	1,210,106	723,585	(27,500)	(1,780,740)	7,170,134	99,692	82,410
International Fund	786,432	137,509	13,015	(75,526)	(99,441)	761,989	11,564	2,584
Mid-Cap Equity Index Fund	3,138,716	523,472	373,076	(237,721)	(1,183,834)	2,613,709	23,720	106,488
Mid-Term Bond Fund	6,652,736	2,842,036	(315)	(22,697)	(1,050,776)	8,420,984	208,364	40,580
Money Market Fund	1,074,490	205,600	(1,008)	(431)	(171,750)	1,106,901	—	—

Total	$24,042,756	$6,704,158	$1,160,240	$(245,571)	$(5,103,478)	$26,558,105	$524,347	$232,062

2015 Retirement Fund
Bond Fund	$29,996,556	$9,282,729	$253,019	$699,304	$(3,363,373)	$36,868,235	$1,010,550	$—
Equity Index Fund	43,931,916	6,658,670	4,024,738	409,458	(9,388,268)	45,636,514	622,742	514,785
International Fund	8,773,231	1,332,039	243,852	(890,011)	(1,263,640)	8,195,471	121,731	27,206
Mid-Cap Equity Index Fund	17,449,211	3,044,198	1,382,709	(626,204)	(3,340,237)	17,909,677	159,432	715,746
Mid-Term Bond Fund	31,308,702	13,368,587	169,385	(296,026)	(3,642,854)	40,907,794	994,083	193,605
Small Cap Growth Fund	3,363,187	409,875	562,344	(626,448)	(1,338,921)	2,370,037	1,173	173,691
Small Cap Value Fund	3,103,348	469,195	517,070	(620,268)	(1,194,197)	2,275,148	27,026	207,157

Total	$137,926,151	$34,565,293	$7,153,117	$(1,950,195)	$(23,531,490)	$154,162,876	$2,936,737	$1,832,190

2020 Retirement Fund
Bond Fund	$54,151,265	$23,461,312	$440,284	$1,267,110	$(2,724,438)	$76,595,533	$2,012,576	$—
Equity Index Fund	91,264,914	22,250,782	6,583,586	3,565,174	(12,576,004)	111,088,452	1,455,857	1,203,475
International Fund	23,361,744	5,787,815	635,412	(2,598,323)	(1,578,409)	25,608,239	363,462	81,231
Mid-Cap Equity Index Fund	30,696,081	8,270,058	1,760,729	(310,936)	(3,339,141)	37,076,791	316,900	1,422,675
Mid-Term Bond Fund	34,761,499	21,071,370	149,336	(414,076)	(1,901,075)	53,667,054	1,247,656	242,991
Small Cap Growth Fund	8,839,789	1,893,072	890,750	(1,041,217)	(2,419,051)	8,163,343	3,878	574,341
Small Cap Value Fund	8,217,735	2,089,331	820,297	(1,168,929)	(2,115,827)	7,842,607	89,380	685,098

Total	$251,293,027	$84,823,740	$11,280,394	$(701,197)	$(26,653,945)	$320,042,019	$5,489,709	$4,209,811

2025 Retirement Fund
Bond Fund	$49,846,172	$22,620,853	$279,279	$1,298,778	$(1,678,320)	$72,366,762	$1,905,908	$—
Equity Index Fund	101,899,038	24,949,961	4,978,423	6,509,757	(8,747,647)	129,589,532	1,705,756	1,410,052
International Fund	23,311,469	7,634,024	235,977	(2,467,471)	(699,115)	28,014,884	397,148	88,759
Mid-Cap Equity Index Fund	41,667,327	12,442,497	682,199	1,214,726	(1,136,938)	54,869,811	470,139	2,110,618
Mid-Term Bond Fund	17,388,092	6,222,752	59,236	(106,595)	(583,764)	22,979,721	532,151	103,641
Small Cap Growth Fund	11,720,380	2,754,830	1,002,796	(1,214,517)	(2,396,539)	11,866,950	5,629	833,622
Small Cap Value Fund	10,913,264	3,039,660	866,520	(1,395,481)	(2,020,576)	11,403,387	129,727	994,354

Total	$256,745,742	$79,664,577	$8,104,430	$3,839,197	$(17,262,899)	$331,091,047	$5,146,458	$5,541,046

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

3.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2013	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of December 31, 2014	Dividends	Realized Gain, Distributions
2030 Retirement Fund
Bond Fund	$40,287,392	$20,325,713	$237,960	$1,012,233	$(1,458,079)	$60,405,219	$1,595,832	$—
Equity Index Fund	89,289,145	23,538,822	3,961,401	6,142,502	(6,927,456)	116,004,414	1,530,915	1,265,520
International Fund	20,965,955	5,602,748	276,194	(2,156,099)	(777,340)	23,911,458	340,952	76,199
Mid-Cap Equity Index Fund	38,280,701	11,105,782	1,498,161	233,718	(2,574,956)	48,543,406	417,220	1,873,047
Small Cap Growth Fund	11,882,350	3,601,206	443,166	(650,741)	(900,279)	14,375,702	6,763	1,001,645
Small Cap Value Fund	11,055,127	3,943,572	231,546	(905,901)	(504,373)	13,819,971	155,889	1,194,885

Total	$211,760,670	$68,117,843	$6,648,428	$3,675,712	$(13,142,483)	$277,060,170	$4,047,571	$5,411,296

2035 Retirement Fund
Bond Fund	$22,499,794	$11,810,827	$122,960	$588,310	$(734,720)	$34,287,171	$900,935	$—
Equity Index Fund	71,648,314	20,603,823	2,332,274	5,997,888	(4,268,214)	96,314,085	1,266,298	1,046,777
International Fund	20,190,530	6,163,431	185,447	(2,071,216)	(551,040)	23,917,152	339,743	75,929
Mid-Cap Equity Index Fund	36,139,476	11,364,722	1,162,603	507,910	(1,935,735)	47,238,976	404,301	1,815,048
Small Cap Growth Fund	11,442,269	3,744,401	363,642	(559,601)	(663,546)	14,327,165	6,712	994,077
Small Cap Value Fund	10,645,824	4,084,171	148,847	(816,890)	(292,871)	13,769,081	154,710	1,185,849

Total	$172,566,207	$57,771,375	$4,315,773	$3,646,401	$(8,446,126)	$229,853,630	$3,072,699	$5,117,680

2040 Retirement Fund
Bond Fund	$14,272,871	$6,531,896	$87,602	$362,463	$(531,461)	$20,723,371	$547,695	$—
Equity Index Fund	53,326,774	13,032,307	1,614,651	4,404,476	(2,868,775)	69,509,433	920,924	761,276
International Fund	20,010,528	5,438,530	210,519	(2,037,259)	(620,037)	23,002,281	329,454	73,630
Mid-Cap Equity Index Fund	35,365,556	9,568,315	1,087,233	488,843	(1,942,883)	44,567,064	384,321	1,725,352
Small Cap Growth Fund	12,999,229	3,700,515	376,041	(610,425)	(755,907)	15,709,453	7,419	1,098,786
Small Cap Value Fund	12,071,390	4,132,427	194,936	(945,392)	(354,307)	15,099,054	171,001	1,310,721

Total	$148,046,348	$42,403,990	$3,570,982	$1,662,706	$(7,073,370)	$188,610,656	$2,360,814	$4,969,765

2045 Retirement Fund
Bond Fund	$14,859,036	$6,002,419	$68,945	$402,935	$(430,233)	$20,903,102	$569,713	$—
Equity Index Fund	66,824,740	14,434,110	1,688,621	5,880,697	(3,010,821)	85,817,347	1,169,966	967,145
International Fund	28,641,578	7,062,078	221,615	(2,855,586)	(688,373)	32,381,312	479,356	107,131
Mid-Cap Equity Index Fund	40,465,694	9,830,049	959,636	805,027	(1,775,854)	50,284,552	446,656	2,005,194
Small Cap Growth Fund	18,336,839	4,743,025	528,050	(910,531)	(909,220)	21,788,163	10,603	1,570,336
Small Cap Value Fund	17,011,607	5,405,706	197,637	(1,295,594)	(387,210)	20,932,146	244,389	1,873,236

Total	$186,139,494	$47,477,387	$3,664,504	$2,026,948	$(7,201,711)	$232,106,622	$2,920,683	$6,523,042

2050 Retirement Fund
Bond Fund	$1,435,319	$2,301,762	$(562)	$45,995	$(36,992)	$3,745,522	$79,530	$—
Equity Index Fund	7,188,888	10,085,858	42,338	1,173,483	(164,475)	18,326,092	199,050	164,542
International Fund	3,403,713	4,897,548	11,262	(558,429)	(57,419)	7,696,675	88,543	19,788
Mid-Cap Equity Index Fund	4,099,458	5,945,519	46,524	225,835	(169,165)	10,148,171	71,035	318,902
Small Cap Growth Fund	2,118,222	3,135,051	7,626	10,610	(33,776)	5,237,733	2,013	298,154
Small Cap Value Fund	2,044,781	3,213,938	7,336	(175,458)	(33,776)	5,056,821	46,436	355,934

Total	$20,290,381	$29,579,676	$114,524	$722,036	$(495,603)	$50,211,014	$486,607	$1,157,320

Conservative Allocation Fund
Bond Fund	$27,314,101	$10,087,015	$198,546	$697,156	$(1,907,121)	$36,389,697	$947,266	$—
Equity Index Fund	29,386,718	6,899,286	2,855,475	9,594	(6,704,918)	32,446,155	421,653	348,556
International Fund	—	6,220,310	(6,323)	(501,361)	(212,345)	5,500,281	77,219	17,258
Mid-Cap Equity Index Fund	—	6,420,756	1,313	143,306	(212,345)	6,353,030	53,726	241,196
Mid-Term Bond Fund	40,891,298	10,231,418	440,086	(325,354)	(9,403,486)	41,833,962	964,597	187,863

Total	$97,592,117	$39,858,785	$3,489,097	$23,341	$(18,440,215)	$122,523,125	$2,464,461	$794,873

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

3.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2013	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of December 31, 2014	Dividends	Realized Gain, Distributions
Moderate Allocation Fund
Bond Fund	$73,457,620	$8,532,915	$934,540	$1,482,356	$(7,286,126)	$77,121,305	$2,176,570	$—
Equity Index Fund	110,115,462	11,292,108	7,602,485	3,316,873	(16,200,293)	116,126,635	1,629,225	1,346,788
International Fund	—	31,404,191	(30,772)	(2,698,075)	(875,311)	27,800,033	425,796	95,161
Mid-Cap Equity Index Fund	48,956,526	6,005,670	4,765,944	(2,901,569)	(8,211,817)	48,614,754	444,794	1,996,835
Mid-Term Bond Fund	48,867,565	5,341,895	869,265	(716,399)	(8,816,873)	45,545,453	1,139,626	221,951

Total	$281,397,173	$62,576,779	$14,141,462	$(1,516,814)	$(41,390,420)	$315,208,180	$5,816,011	$3,660,735

Aggressive Allocation Fund
Bond Fund	$48,009,963	$4,086,094	$633,162	$941,591	$(4,093,316)	$49,577,494	$1,425,471	$—
Equity Index Fund	111,681,822	7,150,016	9,185,272	233,054	(34,829,963)	93,420,201	1,333,881	1,102,644
International Fund	—	38,022,428	(32,608)	(3,300,368)	(1,232,282)	33,457,170	522,828	116,847
Mid-Cap Equity Index Fund	51,632,826	5,096,393	2,039,575	(59,185)	(6,594,306)	52,115,303	485,555	2,179,824
Small Cap Growth Fund	12,738,539	1,631,924	194,160	(489,062)	(627,286)	13,448,275	6,869	1,017,302
Small Cap Value Fund	12,361,009	1,966,428	246,819	(974,991)	(817,506)	12,781,759	156,800	1,201,874

Total	$236,424,159	$57,953,283	$12,266,380	$(3,648,961)	$(48,194,659)	$254,800,202	$3,931,404	$5,618,491

4.	CAPITAL SHARE ACTIVITY

The Investment Company has registered an indefinite number of its capital shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. On February 25, 2014, the Board of Directors of the Investment Company increased the number of authorized shares from seven billion to seven and a half billion. Also on February 25, 2014, September 11, 2014 and November 13, 2014, the Board of Directors changed the number of authorized shares for the Funds as indicated by the following table. As a result of these actions, there remained 525,000,000 unallocated shares as of December 31, 2014.

	Authorized No. of Shares
	Previous Allocation	Allocation Increase/ (Decrease)	Total Shares Allocated
Equity Index Fund	700,000,000	—	700,000,000
All America Fund	200,000,000	—	200,000,000
Small Cap Value Fund	325,000,000	—	325,000,000
Small Cap Growth Fund	325,000,000	70,000,000	395,000,000
Mid Cap Value Fund	100,000,000	—	100,000,000
Mid-Cap Equity Index Fund	550,000,000	50,000,000	600,000,000
International Fund	300,000,000	125,000,000	425,000,000
Composite Fund	150,000,000	—	150,000,000
Retirement Income Fund	50,000,000	20,000,000	70,000,000
2010 Retirement Fund	50,000,000	—	50,000,000
2015 Retirement Fund	200,000,000	—	200,000,000
2020 Retirement Fund	325,000,000	25,000,000	350,000,000
2025 Retirement Fund	275,000,000	100,000,000	375,000,000
2030 Retirement Fund	250,000,000	40,000,000	290,000,000
2035 Retirement Fund	225,000,000	20,000,000	245,000,000
2040 Retirement Fund	200,000,000	—	200,000,000
2045 Retirement Fund	225,000,000	25,000,000	250,000,000
2050 Retirement Fund	100,000,000	—	100,000,000
Conservative Allocation Fund	100,000,000	25,000,000	125,000,000
Moderate Allocation Fund	250,000,000	—	250,000,000
Aggressive Allocation Fund	200,000,000	—	200,000,000

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

4.	CAPITAL SHARE ACTIVITY (CONTINUED)

	Authorized No. of Shares
	Previous Allocation	Allocation Increase/ (Decrease)	Total Shares Allocated
Money Market Fund	125,000,000	—	125,000,000
Mid-Term Bond Fund	450,000,000	50,000,000	500,000,000
Bond Fund	750,000,000	—	750,000,000

Sub-Total	6,425,000,000	550,000,000	6,975,000,000
Shares to be allocated at the discretion of the Board of Directors	575,000,000	(50,000,000)	525,000,000

Total	7,000,000,000	500,000,000	7,500,000,000

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION

Distributions — On September 11, 2014, required distributions of net investment income and, as applicable, net realized gains relating to 2013 were declared and paid for all applicable funds in accordance with Internal Revenue Section 855(a).

The Funds of Mutual of America Investment Corporation intend to declare and pay their respective tax year 2014 investment company taxable income and capital gains in 2015 in accordance with Internal Revenue Section 855(a).

Pursuant to shareholders’ instructions, substantially all dividend distributions throughout 2014 and 2013 were immediately reinvested into their respective funds. The tax character of the distributions paid during 2014 and 2013 was as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth	Mid Cap Value Fund
Ordinary Income (a)
2014	$30,196,225	$6,490,290	$4,756,094	$2,993,761	$1,405,694
2013	$21,417,456	$4,003,917	$5,227,376	$102,671	$653,251
Long-Term Capital Gains
2014	$14,610,030	$20,996,554	$36,455,404	$28,523,609	$4,649,738
2013	$8,138,566	$3,065,838	$0	$24,068,829	$1,089,797

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Fund	2010 Retirement Fund
Ordinary Income (a)
2014	$15,510,466	$3,900,803	$3,641,558	$746,239	$478,710
2013	$9,796,628	$2,689,340	$3,658,911	$627	$505
Long-Term Capital Gains
2014	$34,889,866	$825,732	$0	$853,955	$653,628
2013	$19,498,971	$0	$0	$546,754	$1,051,449

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Ordinary Income (a)
2014	$2,616,090	$3,853,531	$3,459,110	$2,762,712	$2,061,376
2013	$12,035	$28,565	$36,299	$36,402	$33,799
Long-Term Capital Gains
2014	$3,478,425	$3,571,569	$2,819,455	$2,549,750	$2,255,109
2013	$4,958,097	$4,197,604	$4,026,971	$2,917,571	$2,217,204

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund
Ordinary Income (a)
2014	$1,709,321	$2,118,365	$55,752	$2,273,586	$5,452,659
2013	$37,437	$53,020	$4,839	$36,913	$60,531
Long-Term Capital Gains
2014	$2,115,297	$2,510,179	$60,082	$1,664,925	$3,993,394
2013	$1,744,523	$1,990,117	$3,009	$1,124,868	$2,672,171

	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Ordinary Income (a)
2014	$3,819,966	$0	$10,843,710	$26,340,172
2013	$62,703	$0	$10,246,278	$23,755,259
Long-Term Capital Gains
2014	$3,901,158	$0	$1,988,761	$0
2013	$2,312,366	$0	$821,302	$1,270,568

Notes:

(a)	Includes distributions from Fund-level net short-term capital gains.

Undistributed net income and gains (losses) — As of December 31, 2014, undistributed net income and undistributed accumulated gain (loss) for Federal income tax purposes were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Accumulated undistributed net investment income	$31,636,022	$4,034,588	$2,561,526	$0	$1,128,441
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$62,545,602	$19,703,492	$24,220,067	$51,114,908	$4,985,564
Net unrealized appreciation (depreciation) of investments and futures contracts	$669,777,305	$92,198,589	$88,546,199	$88,608,419	$19,567,863

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Accumulated undistributed net investment income	$16,535,839	$8,147,328	$3,940,898	$1,043,642	$553,391
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$57,277,827	$85,784	$1,370,182	$1,545,488	$1,363,281
Net unrealized appreciation (depreciation) of investments and futures contracts	$276,984,480	$1,222,163	$45,431,249	$2,583,117	$2,567,738

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Accumulated undistributed net investment income	$3,145,220	$5,971,939	$5,804,497	$4,662,610	$3,637,561
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$8,330,243	$14,142,810	$12,572,044	$11,009,458	$8,547,589
Net unrealized appreciation (depreciation) of investments and futures contracts	$19,100,950	$42,686,293	$55,043,824	$50,919,554	$44,615,010

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund
Accumulated undistributed net investment income	$2,857,782	$3,540,101	$592,908	$2,610,734	$6,514,098
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$7,815,156	$9,371,124	$1,181,002	$3,800,048	$15,525,532
Net unrealized appreciation (depreciation) of investments and futures contracts	$39,187,126	$49,894,373	$2,923,377	$8,894,162	$51,851,527

	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Accumulated undistributed net investment income	$4,669,780	$0	$10,648,630	$31,972,350
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$16,973,585	$0	$1,509,725	$1,135,284
Net unrealized appreciation (depreciation) of investments and futures contracts	$58,639,655	$4,372	$7,629,910	$25,600,244

The difference between the components of distributable earnings for income tax purposes and the amounts reflected in the statements of assets and liabilities arise primarily from federal income tax treatment of wash sales, REITs, partnerships, corporate actions and futures contracts.

Reclassifications — The Funds make adjustments to the components of net assets for book to tax differences that are considered permanent in nature. For the year ended December 31, 2014, the Funds reclassified amounts primarily relating to differences in the book to tax treatment of partnership investments, REITs, net operating losses and the character of distributions. Each Fund’s net assets are not affected by these reclassifications.

During the year ended December 31, 2014, each Fund reclassified the following book to tax differences [increases (decreases)]:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Accumulated undistributed net investment income	$(91,582)	$(353,152)	$(2,267,838)	$(281,244)	$(39,334)
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$91,582	$353,152	$2,267,838	$1,375,160	$39,334

Paid in capital	$0	$0	$0	$(1,093,916)	$0

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Accumulated undistributed net investment income	$(584,771)	$0	$(1,984)	$54,562	$41,495
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$584,771	$0	$1,984	$(54,562)	$(41,495)

Paid in capital	$0	$0	$0	$0	$0

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Accumulated undistributed net investment income	$279,933	$621,349	$801,220	$733,628	$662,905
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$(279,933)	$(621,349)	$(801,220)	$(733,628)	$(662,905)

Paid in capital	$0	$0	$0	$0	$0

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund
Accumulated undistributed net investment income	$578,547	$722,422	$122,314	$144,457	$698,087
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$(578,547)	$(722,422)	$(122,314)	$(144,457)	$(698,087)

Paid in capital	$0	$0	$0	$0	$0

	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Accumulated undistributed net investment income	$738,376	$112,131	$0	$0
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$(738,376)	$(113)	$0	$0

Paid in capital	$0	$(112,018)	$0	$0

6.	SUBSEQUENT EVENTS

On February 26, 2015, the Board of Directors of the Investment Company increased the number of authorized shares from seven and a half billion to eight and a quarter billion. Also on that date, the Board of Directors changed the number of authorized shares of the following Funds. As a result of these actions, there remained 610,000,000 unallocated shares on that date.

Fund	Previous Allocation	Allocation Increase	Total Shares Allocated
International Fund	425,000,000	100,000,000	525,000,000
Retirement Income Fund	70,000,000	10,000,000	80,000,000
2020 Retirement Fund	350,000,000	75,000,000	425,000,000
2025 Retirement Fund	375,000,000	50,000,000	425,000,000
2030 Retirement Fund	290,000,000	75,000,000	365,000,000
2035 Retirement Fund	245,000,000	50,000,000	295,000,000
2040 Retirement Fund	200,000,000	25,000,000	225,000,000
2045 Retirement Fund	250,000,000	25,000,000	275,000,000
2050 Retirement Fund	100,000,000	10,000,000	110,000,000
Conservative Allocation Fund	125,000,000	25,000,000	150,000,000
Moderate Allocation Fund	250,000,000	5,000,000	255,000,000
Mid-Term Bond Fund	500,000,000	40,000,000	540,000,000
Bond Fund	750,000,000	175,000,000	925,000,000

Management, on behalf of the Investment Company, has evaluated the need for disclosures and/or adjustments to the financial statements from subsequent events. As a result of this evaluation, except as noted above, no additional subsequent events require disclosure and/or adjustment to the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

of Mutual of America Investment Corporation:

We have audited the accompanying statement of assets and liabilities of Mutual of America Investment Corporation, comprised of Equity Index Fund, All America Fund, Small Cap Value Fund, Small Cap Growth Fund, Mid Cap Value Fund, Mid-Cap Equity Index Fund, International Fund, Composite Fund, Retirement Income Fund, 2010 Retirement Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund, 2045 Retirement Fund, 2050 Retirement Fund, Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Mid-Term Bond Fund and Bond Fund (collectively, the “Funds”), including the portfolios of investments in securities for the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Money Market Fund, International Fund, Retirement Income Fund, 2010 Retirement Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund, 2045 Retirement Fund and 2050 Retirement Fund, and the summary portfolios of investments in securities for each of the remaining Funds as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of Mutual of America Investment Corporation as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 27, 2015

MUTUAL OF AMERICA INVESTMENT CORPORATION

ADDITIONAL INFORMATION

Directors and Officers — Unaudited

The tables below show information about the Directors and officers of the Investment Company. The address of each Director and officer is c/o Mutual of America Investment Corporation, 320 Park Avenue, New York, New York 10022. The Investment Company does not hold regular annual meetings of shareholders, and each Director has been elected by shareholders to serve until a successor is duly elected at a meeting of shareholders called for the purpose of electing directors. Each officer of the Investment Company has been elected by the Board of Directors to serve until a successor is duly elected. The Independent Directors do not serve as directors of any other investment companies advised by or affiliated with the Adviser or Mutual of America with the exception of serving on the Board of Directors of Mutual of America Institutional Funds, Inc., an affiliated registered management investment company, which also receives investment advice from the Adviser. The Interested Directors and officers of the Investment Company do not receive compensation from the Investment Company for their service. Mr. Greed serves as director of one other investment company advised by or affiliated with the Adviser, Mutual of America Institutional Funds, Inc.

The Investment Company’s Statement of Additional Information (“SAI”), filed with the Securities and Exchange Commission, contains additional information about the Investment Company’s Directors and Officers. A copy of the latest SAI can be obtained, without charge, by writing to Mutual of America Investment Corporation at 320 Park Avenue, New York, NY 10022-6839 or by calling 1-800-468-3785 or through the following websites: http://www.mutualofamerica.com or http://www.sec.gov.

Independent Directors
Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director

Carolyn N. Dolan, age 67	Since April 2011	Founding Principal and Portfolio Manager, Samson Capital Advisors LLC	Trustee, Fordham University; Mutual of America Institutional Funds, Inc.

Kevin M. Kearney, age 62	Since May 2008	Partner, Wingate, Kearney & Cullen	Director, Concern Worldwide, USA; Trustee, College of Mount Saint Vincent; Mutual of America Institutional Funds, Inc.

LaSalle D. Leffall, III, age 51	Since April 2011	President and Founder, LDL Financial, LLC	Director, Federal Home Loan Bank of Atlanta; Mutual of America Institutional Funds, Inc.

John W. Sibal, age 62	Since April 2011	President & Chief Executive Officer, Eustis Commercial Mortgage Corporation	Director, Eustis Commercial Mortgage Corporation; Chairman and Director, New Orleans Recreation Development Foundation; Commissioner, New Orleans Recreation Development Commission; Treasurer and Director, Friends of NORD, Inc.; Mutual of America Institutional Funds, Inc.

Independent Directors
Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director

Margaret M. Smyth, age 51	Since February 2007	U.S. Chief Financial Officer, National Grid; prior thereto Vice President of Finance, Con Edison; prior thereto Vice President, Chief Financial Officer, Hamilton Sundstrand, a United Technologies Company; prior thereto Vice President, Controller, United Technologies Company; prior thereto Vice President and Chief Accounting Officer, 3M Company	Director, Martha Stewart Living Omnimedia, Inc.; Director, Vonage Holdings; Director, Concern Worldwide, USA; President’s Council and Trustee Fellow, Fordham University; Director, National Grid USA; Member, Aspen Institute Global Leadership Network; Member, Women Corporate Directors; Mutual of America Institutional Funds, Inc.

Patrick J. Waide, Jr., age 77	Since December 2003	Certified Public Accountant	Trustee, John Simon Guggenheim Memorial Foundation; Emeritus Director, National Catholic Reporter; Mutual of America Institutional Funds, Inc.

William E. Whiston, age 60	Since February 2011	Chief Financial Officer, the Archdiocese of New York; Adjunct Professor in Finance, Fordham University Graduate School of Business; prior thereto Executive Vice President and member, United States Management Board at Allied Irish Bank	Director, Hudson Valley Bank; Trustee and Treasurer, Trustees of St. Patrick’s Cathedral in New York City; Trustee, St. Joseph’s Seminary; Mutual of America Institutional Funds, Inc.

Interested Director
Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director

John R. Greed, Chairman, President and Chief Executive Officer, age 54	Director since September 2003; Chairman of the Board since July 2010	Senior Executive Vice President and Chief Financial Officer, Mutual of America Life Insurance Company and Mutual of America Holding Company LLC since December 2007; Chairman of the Board, President and Chief Executive Officer, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc.	Mutual of America Life Insurance Company, Mutual of America Holding Company LLC, Mutual of America Foundation; Mutual of America Institutional Funds, Inc.

Mr. Greed is an “interested person” as an officer of the Adviser and of affiliates of the Adviser.

Officers
Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Officer

James J. Roth, Senior Executive Vice President and General Counsel, age 65	Since April 2009	Senior Executive Vice President and General Counsel, Mutual of America Life Insurance Company since March 2013; prior thereto Executive Vice President and General Counsel, Mutual of America Life Insurance Company since April 2009; Senior Executive Vice President and General Counsel, Mutual of America Capital Management LLC, Mutual of America Securities LLC, Mutual of America Investment Corporation, and Mutual of America Institutional Funds, Inc.; Chairman, President and Chief Executive Officer, Mutual of America Holding Company LLC	Mutual of America Holding Company LLC; Mutual of America Foundation; Respect for Law Alliance

George L. Medlin, Executive Vice President, Chief Financial Officer and Treasurer, age 62	Since July 2010	Executive Vice President and Treasurer, Mutual of America Life Insurance Company; prior thereto Executive Vice President, Internal Audit, Mutual of America Life Insurance Company; Executive Vice President, Chief Financial Officer and Treasurer, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc.	Director, Mutual of America Holding Company LLC; Director, Safe Center of Long Island; Director, Msgr. McClancy Memorial High School

Scott H. Rothstein, Executive Vice President, Deputy General Counsel and Secretary, age 49	Since April 2013	Executive Vice President and Deputy General Counsel, Mutual of America Life Insurance Company, since January 2009; Executive Vice President, Deputy General Counsel and Corporate Secretary, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc., since April 2013	None

Officers
Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Officer

Kathryn Lu, Executive Vice President and Chief Compliance Officer, age 54	Since July 2008	Executive Vice President and Chief Compliance Officer, Mutual of America Life Insurance Company, prior thereto Senior Vice President and Chief Compliance Officer, Mutual of America Life Insurance; Executive Vice President and Chief Compliance Officer, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc.	None

John Corrigan, Executive Vice President and Internal Auditor, age 55	Since February 2008	Executive Vice President and Internal Auditor, Mutual of America Life Insurance Company, prior thereto Senior Vice President and Internal Auditor, Mutual of America; Executive Vice President and Internal Auditor, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc.	None

Chris W. Festog, Senior Vice President and Deputy Treasurer, age 53	Since April 2013	Executive Vice President and Deputy Treasurer, Mutual of America Life Insurance Company; prior thereto, Senior Vice President and Deputy Treasurer, Mutual of America Life Insurance Company	None

Christopher M. Miseo, Senior Vice President and Chief Accounting Officer, age 58	Since March 2013	Senior Vice President and Director of Accounting and Financial Reporting, Mutual of America Life Insurance Company	None

Quarterly Portfolio Schedules

Included in this Annual Report are summary schedules of Mutual of America Investment Corporation’s (“Investment Company”) Fund portfolio holdings as of December 31, 2014. The Investment Company files complete schedules of Fund portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q and for the second and fourth quarters of each fiscal year on Form N-CSR. The Forms N-Q and N-CSR are available on the SEC’s website at http://www.sec.gov. Additionally, the Forms N-Q and N-CSR may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A copy of the Investment Company’s proxy voting policies and procedures can be obtained free of charge by calling 1-800-468-3785. It is also available on the SEC’s website at http://www.sec.gov.

Information regarding how the Investment Company voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014 is available without charge by calling 1-800-468-3785. It is also available on the SEC website.

Code of Ethics

The Investment Company has adopted a Code of Ethics that complies with Rule 17j-1 of the Investment Company Act of 1940 and with the requirements of the Sarbanes-Oxley Act of 2002. A copy of the Code of Ethics is available free of charge, upon request. To obtain a free copy of the Code of Ethics, please call (212) 224-1568 or write to:

Ms. Kathryn Lu

Chief Compliance Officer

Mutual of America Investment Corporation

320 Park Avenue

New York, NY 10022-6839

Supplemental Dividend Information — Unaudited

Dividends from the International, Mid-Term Bond and Bond Funds do not qualify for the corporate dividends received deduction. The Money Market Fund did not distribute any dividends during 2014. The following are the percentages of the ordinary dividends distributed in 2014 by the other Investment Corporation Funds that qualify for the corporate dividends received deduction:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Ordinary dividend qualifying percentage	87.23%	79.75%	100%	92.10%	63.41%

	Mid-Cap Equity Index Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund	2015 Retirement Fund
Ordinary dividend qualifying percentage	50.75%	52.53%	18.44%	27.08%	30.77%

	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund	2040 Retirement Fund
Ordinary dividend qualifying percentage	37.11%	46.19%	53.06%	59.16%	61.05%

	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Ordinary dividend qualifying percentage	61.72%	60.22%	17.99%	35.74%	58.22%

Important tax information: The following amounts of 2014 Investment Corporation Fund long-term capital gains (if any) have been designated as capital gains dividends.

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Dividends qualifying for reduced long-term capital gains tax rate	$14,610,030	$20,996,554	$36,455,404	$28,523,609	$4,649,738

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Dividends qualifying for reduced long-term capital gains tax rate	$34,889,866	$825,732	$0	$853,955	$653,628

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Dividends qualifying for reduced long-term capital gains tax rate	$3,478,425	$3,571,569	$2,819,455	$2,549,750	$2,255,109

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund
Dividends qualifying for reduced long-term capital gains tax rate	$2,115,297	$2,510,179	$60,082	$1,664,925	$3,993,394

	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Dividends qualifying for reduced long-term capital gains tax rate	$3,901,158	$0	$1,988,761	$0

MUTUAL OF AMERICA

LIFE INSURANCE COMPANY

320 PARK AVENUE

NEW YORK, NY 10022-6839

www.mutualofamerica.com

320 PARK AVENUE

NEW YORK NY 10022-6839

ADDRESS SERVICE REQUESTED

You can receive these and other important documents electronically. Sign up for eDocuments and we’ll waive the monthly participant charge. Find out more at mutualofamerica.com or call 1-800-468-3785.

M100-MOA

ITEM 2.    CODE OF ETHICS.

Mutual of America Investment Corporation has adopted a Code of Ethics that applies to its principal executive and financial officers, as well as all Access Persons as defined under Rule 17j-1 of the Investment Company Act of 1940. The Code consists of two sections. The first section, designated as Section A, is the Code of Ethics required under Rule 17j-1. Section A requires those subject to it to submit periodic reports detailing their securities holdings and transactions (subject to several exemptions contained in the rules) and requires pre-approval for certain securities transactions by such persons, including purchases and sales of reportable securities, investments in initial public offerings and private placements.

The second section, designated as Section B, is to assure compliance with the Code of Ethics requirements of Section 406 of the Sarbanes-Oxley Act of 2002. It applies specifically to the Corporation’s principal executive and financial officers.

The two sections are not mutually exclusive and must be observed independently by each person to whom they are intended to apply. Section A applies to all individuals while Section B applies to the individuals designated in Section B. Both Sections explicitly require those individuals subject to the provisions of the Code of Ethics to promptly report violations of the Code of Ethics to the Chief Compliance Officer.

There have been no amendments to Section A or B during the period covered by this report.

The Annual Report to Shareholders includes information on how to obtain a copy of the Code of Ethics at no charge.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Mutual of America Investment Corporation’s Board of Directors has determined that one audit committee financial expert serves on its Audit Committee.

(a) (2) The audit committee financial expert is Patrick J. Waide, Jr. He was Senior Vice-President, Administration at Sullivan & Company until March 1998; Director of the Drucker Foundation from 1996-1999 and President, Drucker Foundation in 1999. Mr. Waide is considered an independent director.

(a) (3) Not applicable.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Aggregate Audit Fees:

    2014: $442,254

    2013: $427,597

(b), (c), (d) There were no Audit-Related, Tax or Other Fees.

(e) All non-audit fees are pre-approved by the Audit Committee in advance.

(f), (g), (h) Not applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.    INVESTMENTS.

(a) Schedule I – Portfolios of Investments in Securities follows for those Funds for which a summary portfolio is presented in the Annual Report to Shareholders:

MUTUAL OF AMERICA INVESTMENT CORPORATION - EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (11.7%)
Amazon.com, Inc.*	35,947	11,156,151
AutoNation, Inc.*	7,055	426,193
AutoZone, Inc.*	3,058	1,893,238
Bed Bath & Beyond, Inc.*	17,705	1,348,590
Best Buy Co., Inc.	27,459	1,070,352
BorgWarner, Inc.	21,239	1,167,083
Cablevision Systems Corp. Cl A	20,828	429,890
CarMax, Inc.*	20,393	1,357,766
Carnival Corp.	42,461	1,924,757
CBS Corp. Cl B	45,355	2,509,946
Chipotle Mexican Grill, Inc.*	2,959	2,025,465
Coach, Inc.	26,250	985,950
Comcast Corp. Cl A	243,926	14,150,147
D.R. Horton, Inc.	31,014	784,344
Darden Restaurants, Inc.	12,663	742,432
Delphi Automotive PLC	27,826	2,023,507
DIRECTV*	47,562	4,123,625
Discovery Communications, Inc. Cl A*	14,310	492,980
Discovery Communications, Inc. Cl C*	26,272	885,892
Disney (Walt) Co.	147,708	13,912,617
Dollar General Corp.*	28,729	2,031,140
Dollar Tree, Inc.*	19,472	1,370,439
Expedia, Inc.	9,295	793,421
Family Dollar Stores, Inc.	9,195	728,336
Ford Motor Co.	363,823	5,639,257
Fossil Group, Inc.*	4,388	485,927
GameStop Corp. Cl A	10,396	351,385
Gannett Co., Inc.	21,381	682,695
Gap, Inc.	25,600	1,078,016
Garmin Ltd.	11,407	602,632
General Motors Co.	127,784	4,460,939
Genuine Parts Co.	14,364	1,530,771
Goodyear Tire & Rubber Co.	26,065	744,677
H&R Block, Inc.	26,053	877,465
Harley-Davidson, Inc.	20,469	1,349,112
Harman Int’l. Industries, Inc.	6,488	692,334
Hasbro, Inc.	10,710	588,943
Home Depot, Inc.	124,773	13,097,422
Interpublic Group of Cos., Inc.	39,722	825,026
Johnson Controls, Inc.	63,075	3,049,046
Kohl’s Corp.	19,344	1,180,758
L Brands, Inc.	23,278	2,014,711
Leggett & Platt, Inc.	13,183	561,728
Lennar Corp. Cl A	17,097	766,117
Lowe’s Cos., Inc.	92,117	6,337,650
Macy’s, Inc.	32,693	2,149,565
Marriott International, Inc. Cl A	20,160	1,573,085
Mattel, Inc.	32,081	992,747
McDonald’s Corp.	92,145	8,633,987
Michael Kors Hldgs. Ltd.*	19,496	1,464,150
Mohawk Industries, Inc.*	5,804	901,709
Netflix, Inc.*	5,663	1,934,537
Newell Rubbermaid, Inc.	25,547	973,085
News Corp. Cl A*	46,634	731,687
NIKE, Inc. Cl B	66,071	6,352,727
Nordstrom, Inc.	13,330	1,058,269

O’Reilly Automotive, Inc.*	9,605	1,850,115
Omnicom Group, Inc.	23,498	1,820,390
PetSmart, Inc.	9,364	761,246
Priceline Group Inc.*	4,954	5,648,600
Pulte Homes, Inc.	31,496	675,904
PVH Corp.	7,907	1,013,440
Ralph Lauren Corp.	5,730	1,060,967
Ross Stores, Inc.	19,868	1,872,758
Royal Caribbean Cruises Ltd.*	15,794	1,301,899
Scripps Networks Interactive, Inc. Cl A	9,747	733,657
Staples, Inc.	61,397	1,112,514
Starbucks Corp.	70,850	5,813,243
Starwood Hotels & Resorts	16,830	1,364,408
Target Corp.	60,309	4,578,056
Tiffany & Co.	10,715	1,145,005
Time Warner Cable, Inc.	26,557	4,038,257
Time Warner, Inc.	79,461	6,787,559
TJX Cos., Inc.	65,226	4,473,199
Tractor Supply Co.	13,015	1,025,842
TripAdvisor, Inc.*	10,567	788,932
Twenty-First Century Fox, Inc. Cl A	175,564	6,742,536
Under Armour, Inc. Cl A*	15,782	1,071,598
Urban Outfitters, Inc.*	9,758	342,799
V.F. Corp.	32,713	2,450,204
Viacom, Inc. Cl B	34,940	2,629,235
Whirlpool Corp.	7,407	1,435,032
Wyndham Worldwide Corp.	11,689	1,002,449
Wynn Resorts Ltd.	7,669	1,140,840
Yum! Brands, Inc.	41,423	3,017,666

		209,714,770

CONSUMER STAPLES (9.5%)
Altria Group, Inc.	187,135	9,220,141
Archer-Daniels-Midland Co.	60,954	3,169,608
Avon Products, Inc.	42,292	397,122
Brown-Forman Corp. Cl B	14,963	1,314,350
Campbell Soup Co.	16,834	740,696
Clorox Co.	12,321	1,283,971
Coca-Cola Co.	373,243	15,758,319
Coca-Cola Enterprises, Inc.	20,844	921,722
Colgate-Palmolive Co.	81,114	5,612,278
ConAgra Foods, Inc.	39,867	1,446,375
Constellation Brands, Inc. Cl A*	16,038	1,574,450
Costco Wholesale Corp.	41,447	5,875,112
CVS Health Corp.	108,374	10,437,500
Dr. Pepper Snapple Group, Inc.	18,611	1,334,036
Estee Lauder Cos., Inc. Cl A	21,148	1,611,478
General Mills, Inc.	57,260	3,053,676
Hershey Co.	13,885	1,443,068
Hormel Foods Corp.	12,613	657,137
J.M. Smucker Co.	9,649	974,356
Kellogg Co.	23,710	1,551,582
Keurig Green Mountain, Inc.	11,557	1,530,089
Kimberly-Clark Corp.	35,353	4,084,686
Kraft Foods Group, Inc.	55,776	3,494,924
Kroger Co.	46,308	2,973,437
Lorillard, Inc.	34,201	2,152,611
McCormick & Co., Inc.	12,258	910,769
Mead Johnson Nutrition Co.	19,090	1,919,309
Molson Coors Brewing Co. Cl B	15,280	1,138,666
Mondelez International, Inc. Cl A	159,057	5,777,746
Monster Beverage Corp.*	13,698	1,484,178
PepsiCo, Inc.	141,716	13,400,665
Philip Morris Int’l., Inc.	147,108	11,981,947
Proctor & Gamble Co.	255,839	23,304,375
Reynolds American, Inc.	29,176	1,875,142

Safeway, Inc.	21,811	766,002
Sysco Corp.	55,647	2,208,629
Tyson Foods, Inc. Cl A	27,592	1,106,163
Wal-Mart Stores, Inc.	149,536	12,842,152
Walgreens Boots Alliance, Inc.	82,359	6,275,756
Whole Foods Market, Inc.	33,895	1,708,986

		169,313,209

ENERGY (8.1%)
Anadarko Petroleum Corp.	47,841	3,946,883
Apache Corp.	35,645	2,233,872
Baker Hughes, Inc.	40,966	2,296,964
Cabot Oil & Gas Corp.	39,106	1,157,929
Cameron International Corp.*	18,523	925,224
Chesapeake Energy Corp.	49,152	961,905
Chevron Corp.	178,987	20,078,762
Cimarex Energy Co.	8,197	868,882
ConocoPhillips	116,308	8,032,230
CONSOL Energy, Inc.	21,794	736,855
Denbury Resources, Inc.	31,985	260,038
Devon Energy Corp.	36,550	2,237,226
Diamond Offshore Drilling, Inc.	6,224	228,483
Ensco PLC Cl A	22,184	664,411
EOG Resources, Inc.	51,724	4,762,229
EQT Corp.	14,345	1,085,917
Exxon Mobil Corp.	400,930	37,065,974
FMC Technologies, Inc.*	22,140	1,037,038
Halliburton Co.	80,238	3,155,761
Helmerich & Payne, Inc.	10,249	690,988
Hess Corp.	24,060	1,776,109
Kinder Morgan, Inc.	160,875	6,806,621
Marathon Oil Corp.	63,901	1,807,759
Marathon Petroleum Corp.	26,528	2,394,417
Murphy Oil Corp.	15,538	784,980
Nabors Industries Ltd.	26,388	342,516
National Oilwell Varco, Inc.	40,762	2,671,134
Newfield Exploration Co.*	12,768	346,268
Noble Corp. PLC	23,856	395,294
Noble Energy, Inc.	34,120	1,618,312
Occidental Petroleum Corp.	73,257	5,905,247
ONEOK, Inc.	19,713	981,510
Phillips 66	52,407	3,757,582
Pioneer Natural Resources Co.	14,168	2,108,907
QEP Resources, Inc.	15,771	318,890
Range Resources Corp.	15,973	853,757
Schlumberger Ltd.	121,835	10,405,927
Southwestern Energy Co.*	33,819	922,921
Spectra Energy Corp.	63,566	2,307,446
Tesoro Corp.	11,845	880,676
Transocean Ltd.	32,239	590,941
Valero Energy Corp.	49,352	2,442,924
Williams Cos., Inc.	63,693	2,862,363

		145,710,072

FINANCIALS (16.1%)
ACE Ltd.	31,414	3,608,840
Affiliated Managers Group, Inc.*	5,262	1,116,807
Aflac, Inc.	42,620	2,603,656
Allstate Corp.	39,713	2,789,838
American Express Co.	84,250	7,838,620
American Int’l. Group, Inc.	132,490	7,420,765
American Tower Corp.	37,527	3,709,544
Ameriprise Financial, Inc.	17,592	2,326,542
Aon PLC	27,004	2,560,789
Apartment Investment & Management Co. Cl A	13,554	503,531
Assurant, Inc.	6,593	451,159
AvalonBay Communities, Inc.	12,560	2,052,178

Bank of America Corp.	995,709	17,813,234
Bank of New York Mellon Corp.	106,765	4,331,456
BB&T Corp.	68,470	2,662,798
Berkshire Hathaway, Inc. Cl B*	172,656	25,924,298
BlackRock, Inc.	12,038	4,304,307
Boston Properties, Inc.	14,589	1,877,458
Capital One Financial Corp.	52,672	4,348,074
CBRE Group, Inc.*	26,507	907,865
Charles Schwab Corp.	109,241	3,297,986
Chubb Corp.	22,239	2,301,069
Cincinnati Financial Corp.	13,791	714,788
Citigroup, Inc.	286,836	15,520,696
CME Group, Inc.	30,107	2,668,986
Comerica, Inc.	17,120	801,901
Crown Castle Int’l. Corp.	31,445	2,474,722
Discover Financial Svcs.	42,837	2,805,395
E*Trade Financial Corp.*	27,500	667,013
Equity Residential	34,263	2,461,454
Essex Property Trust, Inc.	6,073	1,254,682
Fifth Third Bancorp	78,212	1,593,570
Franklin Resources, Inc.	36,873	2,041,658
General Growth Pptys., Inc.	59,665	1,678,376
Genworth Financial, Inc.*	46,635	396,398
Goldman Sachs Group, Inc.	38,351	7,433,574
Hartford Financial Svcs. Group, Inc.	40,854	1,703,203
HCP, Inc.	43,340	1,908,260
Health Care REIT, Inc.	31,220	2,362,417
Host Hotels & Resorts, Inc.	71,886	1,708,730
Hudson City Bancorp, Inc.	45,083	456,240
Huntington Bancshares, Inc.	77,839	818,866
Intercontinental Exchange, Inc.	10,672	2,340,263
Invesco Ltd.	41,018	1,621,031
Iron Mountain, Inc.	17,916	692,633
JPMorgan Chase & Co.	353,936	22,149,315
KeyCorp	81,378	1,131,154
Kimco Realty Corp.	38,790	975,181
Legg Mason, Inc.	9,591	511,872
Leucadia National Corp.	29,508	661,569
Lincoln National Corp.	24,557	1,416,202
Loews Corp.	28,068	1,179,417
M&T Bank Corp.	12,488	1,568,743
Marsh & McLennan Cos., Inc.	51,052	2,922,216
McGraw-Hill Financial, Inc.	25,706	2,287,320
MetLife, Inc.	107,562	5,818,029
Moody’s Corp.	17,381	1,665,274
Morgan Stanley	144,556	5,608,773
Nasdaq OMX Group, Inc.	11,103	532,500
Navient Corp.	38,840	839,332
Northern Trust Corp.	20,965	1,413,041
People’s United Financial, Inc.	28,948	439,431
Plum Creek Timber Co., Inc.	16,593	710,014
PNC Financial Svcs. Grp., Inc.	49,823	4,545,352
Principal Financial Grp., Inc.	25,860	1,343,168
Progressive Corp.	50,542	1,364,129
ProLogis, Inc.	47,340	2,037,040
Prudential Financial, Inc.	43,359	3,922,255
Public Storage	13,782	2,547,603
Regions Financial Corp.	130,462	1,377,679
Simon Property Group, Inc.	29,426	5,358,769
State Street Corp.	39,601	3,108,679
SunTrust Banks, Inc.	49,258	2,063,910
T. Rowe Price Group, Inc.	24,633	2,114,989
The Macerich Co.	13,472	1,123,700
Torchmark Corp.	12,134	657,299
Travelers Cos., Inc.	31,452	3,329,194

U.S. Bancorp	169,422	7,615,519
Unum Group	23,527	820,622
Ventas, Inc.	28,014	2,008,604
Vornado Realty Trust	16,578	1,951,396
Wells Fargo & Co.	446,965	24,502,621
Weyerhaeuser Co.	49,647	1,781,831
XL Group PLC	24,327	836,119
Zions Bancorporation	19,156	546,138

		287,661,669

HEALTH CARE (13.7%)
Abbott Laboratories	142,570	6,418,501
AbbVie, Inc.	150,853	9,871,820
Actavis PLC*	25,096	6,459,961
Aetna, Inc.	33,299	2,957,950
Agilent Technologies, Inc.	31,577	1,292,762
Alexion Pharmaceuticals, Inc.*	18,774	3,473,753
Allergan, Inc.	28,205	5,996,101
AmerisourceBergen Corp.	19,717	1,777,685
Amgen, Inc.	72,021	11,472,225
Anthem, Inc.	25,589	3,215,770
Bard (C.R.), Inc.	7,139	1,189,500
Baxter International, Inc.	51,253	3,756,332
Becton, Dickinson & Co.	18,277	2,543,427
Biogen Idec, Inc.*	22,359	7,589,763
Boston Scientific Corp.*	125,632	1,664,624
Bristol-Myers Squibb Co.	156,911	9,262,456
Cardinal Health, Inc.	31,162	2,515,708
CareFusion Corp.*	19,318	1,146,330
Celgene Corp.*	75,622	8,459,077
Cerner Corp.*	28,719	1,856,971
CIGNA Corp.	24,783	2,550,419
Covidien PLC	42,871	4,384,846
DaVita HealthCare Partners, Inc.*	16,315	1,235,698
DENTSPLY International, Inc.	13,464	717,227
Edwards Lifesciences Corp.*	10,069	1,282,589
Express Scripts Hldg. Co.*	69,487	5,883,464
Gilead Sciences, Inc.*	142,842	13,464,287
Hospira, Inc.*	16,063	983,859
Humana, Inc.	14,560	2,091,253
Intuitive Surgical, Inc.*	3,412	1,804,743
Johnson & Johnson	265,023	27,713,455
Laboratory Corp. of America Hldgs.*	8,042	867,732
Lilly (Eli) & Co.	92,771	6,400,271
Mallinckrodt PLC*	11,009	1,090,221
McKesson Corp.	21,997	4,566,137
Medtronic, Inc.	93,197	6,728,823
Merck & Co., Inc.	269,923	15,328,927
Mylan, Inc.*	35,158	1,981,856
Patterson Cos., Inc.	8,134	391,245
PerkinElmer, Inc.	10,642	465,375
Perrigo Co. PLC	13,327	2,227,741
Pfizer, Inc.	596,554	18,582,657
Quest Diagnostics, Inc.	13,694	918,320
Regeneron Pharmaceuticals, Inc.*	7,026	2,882,417
St. Jude Medical, Inc.	27,077	1,760,817
Stryker Corp.	28,298	2,669,350
Tenet Healthcare Corp.*	9,347	473,613
Thermo Fisher Scientific, Inc.	37,874	4,745,233
UnitedHealth Group, Inc.	90,977	9,196,865
Universal Health Svcs., Inc. Cl B	8,675	965,181
Varian Medical Systems, Inc.*	9,529	824,354
Vertex Pharmaceuticals, Inc.*	22,772	2,705,314
Waters Corp.*	7,866	886,656
Zimmer Hldgs., Inc.	16,164	1,833,321
Zoetis, Inc.	47,495	2,043,710

		245,568,692

INDUSTRIALS (10.1%)
3M Co.	60,674	9,969,952
Allegion PLC	9,152	507,570
AMETEK, Inc.	23,036	1,212,385
Boeing Co.	62,775	8,159,495
Caterpillar, Inc.	57,320	5,246,500
Cintas Corp.	9,192	721,020
CSX Corp.	94,246	3,414,533
Cummins, Inc.	16,139	2,326,760
Danaher Corp.	57,883	4,961,152
Deere & Co.	33,800	2,990,286
Delta Air Lines, Inc.	78,951	3,883,600
Dover Corp.	15,656	1,122,848
Dun & Bradstreet Corp.	3,449	417,191
Eaton Corp. PLC	44,935	3,053,783
Emerson Electric Co.	65,674	4,054,056
Equifax, Inc.	11,315	915,044
Expeditors Int’l. of Wash.	18,091	807,040
Fastenal Co.	25,558	1,215,538
FedEx Corp.	24,993	4,340,284
Flowserve Corp.	12,798	765,704
Fluor Corp.	14,808	897,809
General Dynamics Corp.	29,823	4,104,241
General Electric Co.	950,806	24,026,868
Grainger (W.W.), Inc.	5,745	1,464,343
Honeywell International, Inc.	74,117	7,405,771
Illinois Tool Works, Inc.	34,014	3,221,126
Ingersoll-Rand PLC	24,980	1,583,482
Jacobs Engineering Group, Inc.*	12,271	548,391
Joy Global, Inc.	9,197	427,844
Kansas City Southern	10,320	1,259,350
L-3 Communications Hldgs., Inc.	8,118	1,024,573
Lockheed Martin Corp.	25,425	4,896,092
Masco Corp.	33,972	856,094
Nielsen Holdings	30,769	1,376,297
Norfolk Southern Corp.	29,299	3,211,463
Northrop Grumman Corp.	19,125	2,818,834
PACCAR, Inc.	33,676	2,290,305
Pall Corp.	10,086	1,020,804
Parker Hannifin Corp.	13,987	1,803,624
Pentair PLC	17,555	1,166,003
Pitney Bowes, Inc.	19,016	463,420
Precision Castparts Corp.	13,540	3,261,515
Quanta Services, Inc.*	20,250	574,898
Raytheon Co.	29,196	3,158,131
Republic Services, Inc.	24,275	977,069
Robert Half Int’l., Inc.	13,006	759,290
Robinson (C.H.) Worldwide, Inc.	13,644	1,021,799
Rockwell Automation, Inc.	12,813	1,424,806
Rockwell Collins, Inc.	12,658	1,069,348
Roper Industries, Inc.	9,462	1,479,384
Ryder System, Inc.	4,916	456,451
Snap-on, Inc.	5,545	758,223
Southwest Airlines Co.	64,265	2,719,695
Stanley Black & Decker, Inc.	14,867	1,428,421
Stericycle, Inc.*	8,129	1,065,549
Textron, Inc.	25,770	1,085,175
The ADT Corp.	16,524	598,665
Tyco International PLC	39,609	1,737,251
Union Pacific Corp.	84,180	10,028,363
United Parcel Service, Inc. Cl B	65,995	7,336,664
United Rentals, Inc.*	9,446	963,586
United Technologies Corp.	80,275	9,231,625
Waste Management, Inc.	40,322	2,069,325
Xylem, Inc.	17,141	652,558

		179,809,266

INFORMATION TECHNOLOGY (19.1%)
Accenture Ltd. Cl A	59,412	5,306,086
Adobe Systems, Inc.*	45,080	3,277,316
Akamai Technologies, Inc.*	16,744	1,054,202
Alliance Data Systems Corp.*	6,053	1,731,461
Altera Corp.	28,861	1,066,125
Amphenol Corp. Cl A	29,228	1,572,759
Analog Devices, Inc.	29,664	1,646,945
Apple, Inc.	555,290	61,292,905
Applied Materials, Inc.	115,359	2,874,746
Autodesk, Inc.*	21,389	1,284,623
Automatic Data Processing, Inc.	45,642	3,805,174
Avago Technologies Ltd.	23,945	2,408,628
Broadcom Corp. Cl A	50,703	2,196,961
CA, Inc.	30,204	919,712
Cisco Systems, Inc.	484,078	13,464,630
Citrix Systems, Inc.*	15,179	968,420
Cognizant Technology Solutions*	57,653	3,036,007
Computer Sciences Corp.	13,297	838,376
Corning, Inc.	121,366	2,782,922
eBay, Inc.*	107,043	6,007,253
Electronic Arts, Inc.*	29,191	1,372,415
EMC Corp.	192,667	5,729,917
F5 Networks, Inc.*	6,987	911,559
Facebook, Inc. Cl A*	197,967	15,445,385
Fidelity Nat’l. Information Svcs., Inc.	26,944	1,675,917
First Solar, Inc.*	7,313	326,123
Fiserv, Inc.*	23,099	1,639,336
FLIR Systems, Inc.	13,542	437,542
Google, Inc. Cl A*	26,989	14,321,983
Google, Inc. Cl C*	26,964	14,193,850
Harris Corp.	9,768	701,538
Hewlett-Packard Co.	176,701	7,091,011
Int’l. Business Machines Corp.	87,142	13,981,062
Intel Corp.	457,784	16,612,981
Intuit, Inc.	26,931	2,482,769
Juniper Networks, Inc.	35,785	798,721
KLA-Tencor Corp.	15,729	1,106,063
Lam Research Corp.	15,080	1,196,447
Level 3 Communications, Inc.*	26,457	1,306,447
Linear Technology Corp.	22,686	1,034,482
MasterCard, Inc. Cl A	92,888	8,003,230
Microchip Technology, Inc.	19,219	866,969
Micron Technology, Inc.*	101,635	3,558,241
Microsoft Corp.	780,442	36,251,531
Motorola Solutions, Inc.	20,181	1,353,741
NetApp, Inc.	29,314	1,215,065
NVIDIA Corp.	48,568	973,788
Oracle Corp.	306,279	13,773,367
Paychex, Inc.	30,918	1,427,484
QUALCOMM, Inc.	157,417	11,700,806
Red Hat, Inc.*	17,783	1,229,517
Salesforce.com, inc.*	55,392	3,285,300
SanDisk Corp.	20,891	2,046,900
Seagate Technology PLC	30,983	2,060,370
Symantec Corp.	65,343	1,676,375
TE Connectivity Ltd.	38,666	2,445,625
Teradata Corp.*	14,114	616,500
Texas Instruments, Inc.	100,012	5,347,142
Total System Services, Inc.	15,621	530,489
VeriSign, Inc.*	10,189	580,773
Visa, Inc. Cl A	46,245	12,125,439
Western Digital Corp.	20,668	2,287,948

Western Union Co.	49,129	879,900
Xerox Corp.	101,598	1,408,148
Xilinx, Inc.	25,039	1,083,938
Yahoo!, Inc.*	83,508	4,217,989

		340,847,374

MATERIALS (3.1%)
Air Products & Chemicals, Inc.	18,210	2,626,428
Airgas, Inc.	6,303	725,980
Alcoa, Inc.	110,611	1,746,548
Allegheny Technologies, Inc.	9,989	347,318
Avery Dennison Corp.	8,413	436,466
Ball Corp.	12,887	878,507
CF Industries Hldgs., Inc.	4,708	1,283,118
Dow Chemical Co.	105,067	4,792,106
Du Pont (E.I.) de Nemours & Co.	85,776	6,342,277
Eastman Chemical Co.	14,099	1,069,550
Ecolab, Inc.	25,573	2,672,890
FMC Corp.	12,512	713,559
Freeport-McMoRan Copper & Gold, Inc.	98,003	2,289,350
Int’l. Flavors & Fragrances, Inc.	7,597	770,032
International Paper Co.	40,109	2,149,040
LyondellBasell Inds. N.V. Cl A	39,345	3,123,600
Martin Marietta Materials, Inc.	5,775	637,098
MeadWestvaco Corp.	15,805	701,584
Monsanto Co.	45,832	5,475,549
Newmont Mining Corp.	46,461	878,113
Nucor Corp.	30,254	1,483,959
Owens-Illinois, Inc.*	15,715	424,148
PPG Industries, Inc.	13,052	3,016,970
Praxair, Inc.	27,588	3,574,301
Sealed Air Corp.	19,963	847,030
Sherwin-Williams Co.	7,697	2,024,619
Sigma-Aldrich Corp.	11,308	1,552,249
The Mosaic Co.	29,563	1,349,551
Vulcan Materials Co.	12,353	811,963

		54,743,903

TELECOMMUNICATION SERVICES (2.1%)
AT&T, Inc.	491,111	16,496,418
CenturyLink, Inc.	54,035	2,138,705
Frontier Communications Corp.	94,003	627,000
Verizon Communications, Inc.	392,901	18,379,909
Windstream Hldgs., Inc.	57,142	470,850

		38,112,882

UTILITIES (3.1%)
AES Corp.	62,111	855,268
AGL Resources, Inc.	11,283	615,036
Ameren Corp.	23,017	1,061,774
American Electric Power Co., Inc.	46,322	2,812,672
CenterPoint Energy, Inc.	40,605	951,375
CMS Energy Corp.	26,150	908,713
Consolidated Edison, Inc.	27,801	1,835,144
Dominion Resources, Inc.	55,386	4,259,183
DTE Energy Co.	16,772	1,448,598
Duke Energy Corp.	67,021	5,598,934
Edison International	30,935	2,025,624
Entergy Corp.	17,164	1,501,507
Exelon Corp.	81,376	3,017,422
FirstEnergy Corp.	39,887	1,555,194
Integrys Energy Group, Inc.	7,666	596,798
NextEra Energy, Inc.	41,469	4,407,740
NiSource, Inc.	30,025	1,273,661
Northeast Utilities	30,202	1,616,411
NRG Energy, Inc.	32,476	875,228
Pepco Hldgs., Inc.	24,260	653,322
PG&E Corp.	44,982	2,394,842

Pinnacle West Capital Corp.	10,544	720,261
PPL Corp.	63,150	2,294,240
Public Svc. Enterprise Group, Inc.	48,120	1,992,649
SCANA Corp.	13,651	824,520
Sempra Energy	21,925	2,441,568
Southern Co.	85,058	4,177,198
TECO Energy, Inc.	22,677	464,652
Wisconsin Energy Corp.	21,292	1,122,940
Xcel Energy, Inc.	47,921	1,721,322

		56,023,796

TOTAL INDEXED ASSETS - COMMON STOCKS (Cost: $1,045,622,052) 96.6%		1,727,505,633

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.8%)
U.S. Treasury Bill (1)	A-1+	0.01	03/05/15	3,700,000	3,699,903
U.S. Treasury Bill (1)	A-1+	0.05	05/07/15	550,000	549,904
U.S. Treasury Bill (1)	A-1+	0.06	05/28/15	1,000,000	999,735
U.S. Treasury Bill (1)	A-1+	0.09	06/11/15	4,000,000	3,998,479
U.S. Treasury Bill (1)	A-1+	0.10	06/18/15	5,000,000	4,997,725

					14,245,746

U.S. GOVERNMENT AGENCIES (0.1%)
FHLMC	A-1+	0.10	03/12/15	2,200,000	2,199,572

COMMERCIAL PAPER (2.5%)
Abbott Laboratories†	A-1+	0.09	01/20/15	3,200,000	3,199,848
Abbott Laboratories†	A-1+	0.10	01/20/15	1,800,000	1,799,905
Emerson Electric Co.†	A-1	0.14	03/30/15	1,400,000	1,399,521
Exxon Mobil Corp.	A-1+	0.13	02/04/15	12,200,000	12,198,502
General Re Corp.	A-1+	0.14	03/09/15	1,200,000	1,199,687
Madison Gas & Electric	A-1+	0.10	01/09/15	7,000,000	6,999,844
San Diego Gas & Electric Co.†	A-1	0.20	01/09/15	10,000,000	9,999,556
Toyota Motor Credit Corp.	A-1+	0.14	02/11/15	4,000,000	3,999,362
Wisconsin Gas Co.	A-1	0.15	01/06/15	2,850,000	2,849,941

					43,646,166

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $60,091,484) 3.4%					60,091,484

TEMPORARY CASH INVESTMENTS (2) (Cost: $750,000) 0.0% (3)					750,000

TOTAL INVESTMENTS (Cost: $1,106,463,536) 100.0%					1,788,347,117

OTHER NET ASSETS 0.0% (3)					763,247

NET ASSETS 100.0%					$1,789,110,364

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (6.7%)
Amazon.com, Inc.*	3,741	1,161,019
AutoNation, Inc.*	735	44,401
AutoZone, Inc.*	319	197,496
Bed Bath & Beyond, Inc.*	1,843	140,381
Best Buy Co., Inc.	2,858	111,405
BorgWarner, Inc.	2,211	121,494
Cablevision Systems Corp. Cl A	2,168	44,748
CarMax, Inc.*	2,122	141,283
Carnival Corp.	4,419	200,313
CBS Corp. Cl B	4,721	261,260
Chipotle Mexican Grill, Inc.*	308	210,829
Coach, Inc.	2,732	102,614
Comcast Corp. Cl A	25,387	1,472,700
D.R. Horton, Inc.	3,228	81,636
Darden Restaurants, Inc.	1,318	77,274
Delphi Automotive PLC	2,896	210,597
DIRECTV*	4,950	429,165
Discovery Communications, Inc. Cl A*	1,489	51,296
Discovery Communications, Inc. Cl C*	2,735	92,224
Disney (Walt) Co.	15,374	1,448,077
Dollar General Corp.*	2,991	211,464
Dollar Tree, Inc.*	2,027	142,660
Expedia, Inc.	968	82,628
Family Dollar Stores, Inc.	957	75,804
Ford Motor Co.	37,862	586,861
Fossil Group, Inc.*	457	50,608
GameStop Corp. Cl A	1,082	36,572
Gannett Co., Inc.	2,225	71,044
Gap, Inc.	2,665	112,223
Garmin Ltd.	1,188	62,762
General Motors Co.	13,299	464,268
Genuine Parts Co.	1,495	159,322
Goodyear Tire & Rubber Co.	2,713	77,510
H&R Block, Inc.	2,711	91,306
Harley-Davidson, Inc.	2,131	140,454
Harman Int’l. Industries, Inc.	676	72,136
Hasbro, Inc.	1,115	61,314
Home Depot, Inc.	12,986	1,363,140
Interpublic Group of Cos., Inc.	4,134	85,863
Johnson Controls, Inc.	6,564	317,304
Kohl’s Corp.	2,014	122,935
L Brands, Inc.	2,423	209,711
Leggett & Platt, Inc.	1,372	58,461
Lennar Corp. Cl A	1,780	79,762
Lowe’s Cos., Inc.	9,588	659,654
Macy’s, Inc.	3,403	223,747
Marriott International, Inc. Cl A	2,098	163,707
Mattel, Inc.	3,339	103,325
McDonald’s Corp.	9,591	898,677
Michael Kors Hldgs. Ltd.*	2,030	152,453
Mohawk Industries, Inc.*	605	93,993
Netflix, Inc.*	590	201,550
Newell Rubbermaid, Inc.	2,659	101,281
News Corp. Cl A*	4,854	76,159
NIKE, Inc. Cl B	6,877	661,224
Nordstrom, Inc.	1,388	110,193

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

O’Reilly Automotive, Inc.*	1,000	192,620
Omnicom Group, Inc.	2,446	189,492
PetSmart, Inc.	975	79,263
Priceline Group Inc.*	516	588,348
Pulte Homes, Inc.	3,278	70,346
PVH Corp.	823	105,484
Ralph Lauren Corp.	597	110,541
Ross Stores, Inc.	2,068	194,930
Royal Caribbean Cruises Ltd.*	1,644	135,515
Scripps Networks Interactive, Inc. Cl A	1,015	76,399
Staples, Inc.	6,390	115,787
Starbucks Corp.	7,374	605,037
Starwood Hotels & Resorts	1,752	142,035
Target Corp.	6,277	476,487
Tiffany & Co.	1,116	119,256
Time Warner Cable, Inc.	2,764	420,294
Time Warner, Inc.	8,270	706,423
TJX Cos., Inc.	6,789	465,590
Tractor Supply Co.	1,355	106,801
TripAdvisor, Inc.*	1,100	82,126
Twenty-First Century Fox, Inc. Cl A	18,272	701,736
Under Armour, Inc. Cl A*	1,643	111,560
Urban Outfitters, Inc.*	1,016	35,692
V.F. Corp.	3,405	255,035
Viacom, Inc. Cl B	3,637	273,684
Whirlpool Corp.	771	149,374
Wyndham Worldwide Corp.	1,217	104,370
Wynn Resorts Ltd.	798	118,710
Yum! Brands, Inc.	4,312	314,129

		21,829,351

CONSUMER STAPLES (5.4%)
Altria Group, Inc.	19,477	959,632
Archer-Daniels-Midland Co.	6,344	329,888
Avon Products, Inc.	4,401	41,325
Brown-Forman Corp. Cl B	1,558	136,855
Campbell Soup Co.	1,752	77,088
Clorox Co.	1,283	133,701
Coca-Cola Co.	38,847	1,640,120
Coca-Cola Enterprises, Inc.	2,170	95,957
Colgate-Palmolive Co.	8,442	584,102
ConAgra Foods, Inc.	4,149	150,526
Constellation Brands, Inc. Cl A*	1,670	163,944
Costco Wholesale Corp.	4,313	611,368
CVS Health Corp.	11,279	1,086,280
Dr. Pepper Snapple Group, Inc.	1,937	138,844
Estee Lauder Cos., Inc. Cl A	2,201	167,716
General Mills, Inc.	5,959	317,793
Hershey Co.	1,445	150,179
Hormel Foods Corp.	1,313	68,407
J.M. Smucker Co.	1,005	101,485
Kellogg Co.	2,468	161,506
Keurig Green Mountain, Inc.	1,203	159,271
Kimberly-Clark Corp.	3,680	425,187
Kraft Foods Group, Inc.	5,805	363,741
Kroger Co.	4,820	309,492
Lorillard, Inc.	3,560	224,066
McCormick & Co., Inc.	1,276	94,807
Mead Johnson Nutrition Co.	1,987	199,773
Molson Coors Brewing Co. Cl B	1,591	118,561
Mondelez International, Inc. Cl A	16,554	601,324
Monster Beverage Corp.*	1,426	154,507

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

PepsiCo, Inc.	14,748	1,394,571
Philip Morris Int’l., Inc.	15,311	1,247,081
Proctor & Gamble Co.	26,627	2,425,453
Reynolds American, Inc.	3,037	195,188
Safeway, Inc.	2,270	79,722
Sysco Corp.	5,792	229,884
Tyson Foods, Inc. Cl A	2,872	115,138
Wal-Mart Stores, Inc.	15,564	1,336,636
Walgreens Boots Alliance, Inc.	8,572	653,186
Whole Foods Market, Inc.	3,528	177,882

		17,622,186

ENERGY (4.7%)
Anadarko Petroleum Corp.	4,979	410,768
Apache Corp.	3,709	232,443
Baker Hughes, Inc.	4,263	239,026
Cabot Oil & Gas Corp.	4,070	120,513
Cameron International Corp.*	1,928	96,304
Chesapeake Energy Corp.	5,116	100,120
Chevron Corp.	18,628	2,089,689
Cimarex Energy Co.	854	90,524
ConocoPhillips	12,104	835,902
CONSOL Energy, Inc.	2,269	76,715
Denbury Resources, Inc.	3,329	27,065
Devon Energy Corp.	3,804	232,843
Diamond Offshore Drilling, Inc.	648	23,788
Ensco PLC Cl A	2,308	69,125
EOG Resources, Inc.	5,383	495,613
EQT Corp.	1,493	113,020
Exxon Mobil Corp.	41,727	3,857,656
FMC Technologies, Inc.*	2,304	107,919
Halliburton Co.	8,351	328,445
Helmerich & Payne, Inc.	1,066	71,870
Hess Corp.	2,504	184,845
Kinder Morgan, Inc.	16,743	708,396
Marathon Oil Corp.	6,651	188,157
Marathon Petroleum Corp.	2,761	249,208
Murphy Oil Corp.	1,618	81,741
Nabors Industries Ltd.	2,747	35,656
National Oilwell Varco, Inc.	4,242	277,978
Newfield Exploration Co.*	1,329	36,042
Noble Corp. PLC	2,482	41,127
Noble Energy, Inc.	3,551	168,424
Occidental Petroleum Corp.	7,624	614,571
ONEOK, Inc.	2,052	102,169
Phillips 66	5,454	391,052
Pioneer Natural Resources Co.	1,474	219,405
QEP Resources, Inc.	1,642	33,201
Range Resources Corp.	1,663	88,887
Schlumberger Ltd.	12,680	1,082,999
Southwestern Energy Co.*	3,520	96,061
Spectra Energy Corp.	6,616	240,161
Tesoro Corp.	1,233	91,674
Transocean Ltd.	3,355	61,497
Valero Energy Corp.	5,136	254,232
Williams Cos., Inc.	6,629	297,907

		15,164,738

FINANCIALS (9.2%)
ACE Ltd.	3,270	375,658
Affiliated Managers Group, Inc.*	548	116,308
Aflac, Inc.	4,436	270,995
Allstate Corp.	4,133	290,343

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

American Express Co.	8,769	815,868
American Int’l. Group, Inc.	13,788	772,266
American Tower Corp.	3,906	386,108
Ameriprise Financial, Inc.	1,831	242,150
Aon PLC	2,811	266,567
Apartment Investment & Management Co. Cl A	1,411	52,419
Assurant, Inc.	687	47,011
AvalonBay Communities, Inc.	1,308	213,714
Bank of America Corp.	103,631	1,853,959
Bank of New York Mellon Corp.	11,111	450,773
BB&T Corp.	7,126	277,130
Berkshire Hathaway, Inc. Cl B*	17,970	2,698,196
BlackRock, Inc.	1,253	448,023
Boston Properties, Inc.	1,519	195,480
Capital One Financial Corp.	5,482	452,539
CBRE Group, Inc.*	2,759	94,496
Charles Schwab Corp.	11,369	343,230
Chubb Corp.	2,315	239,533
Cincinnati Financial Corp.	1,436	74,428
Citigroup, Inc.	29,854	1,615,400
CME Group, Inc.	3,134	277,829
Comerica, Inc.	1,782	83,469
Crown Castle Int’l. Corp.	3,273	257,585
Discover Financial Svcs.	4,458	291,954
E*Trade Financial Corp.*	2,862	69,418
Equity Residential	3,566	256,181
Essex Property Trust, Inc.	633	130,778
Fifth Third Bancorp	8,140	165,853
Franklin Resources, Inc.	3,838	212,510
General Growth Pptys., Inc.	6,210	174,687
Genworth Financial, Inc.*	4,854	41,259
Goldman Sachs Group, Inc.	3,991	773,576
Hartford Financial Svcs. Group, Inc.	4,252	177,266
HCP, Inc.	4,511	198,619
Health Care REIT, Inc.	3,248	245,776
Host Hotels & Resorts, Inc.	7,481	177,823
Hudson City Bancorp, Inc.	4,692	47,483
Huntington Bancshares, Inc.	8,101	85,223
Intercontinental Exchange, Inc.	1,111	243,631
Invesco Ltd.	4,269	168,711
Iron Mountain, Inc.	1,864	72,062
JPMorgan Chase & Co.	36,836	2,305,197
KeyCorp	8,469	117,719
Kimco Realty Corp.	4,037	101,490
Legg Mason, Inc.	999	53,317
Leucadia National Corp.	3,071	68,852
Lincoln National Corp.	2,556	147,405
Loews Corp.	2,922	122,782
M&T Bank Corp.	1,300	163,306
Marsh & McLennan Cos., Inc.	5,313	304,116
McGraw-Hill Financial, Inc.	2,676	238,110
MetLife, Inc.	11,195	605,538
Moody’s Corp.	1,809	173,320
Morgan Stanley	15,045	583,746
Nasdaq OMX Group, Inc.	1,156	55,442
Navient Corp.	4,042	87,348
Northern Trust Corp.	2,182	147,067
People’s United Financial, Inc.	3,013	45,737
Plum Creek Timber Co., Inc.	1,727	73,898
PNC Financial Svcs. Grp., Inc.	5,186	473,119
Principal Financial Grp., Inc.	2,692	139,822

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

Progressive Corp.	5,260	141,967
ProLogis, Inc.	4,927	212,009
Prudential Financial, Inc.	4,513	408,246
Public Storage	1,435	265,260
Regions Financial Corp.	13,577	143,373
Simon Property Group, Inc.	3,063	557,803
State Street Corp.	4,122	323,577
SunTrust Banks, Inc.	5,127	214,821
T. Rowe Price Group, Inc.	2,564	220,145
The Macerich Co.	1,403	117,024
Torchmark Corp.	1,263	68,417
Travelers Cos., Inc.	3,274	346,553
U.S. Bancorp	17,633	792,603
Unum Group	2,449	85,421
Ventas, Inc.	2,916	209,077
Vornado Realty Trust	1,726	203,167
Wells Fargo & Co.	46,520	2,550,226
Weyerhaeuser Co.	5,167	185,444
XL Group PLC	2,532	87,025
Zions Bancorporation	1,994	56,849

		29,940,625

HEALTH CARE (7.9%)
Abbott Laboratories	14,838	668,007
AbbVie, Inc.	15,701	1,027,473
Actavis PLC*	2,611	672,098
Aetna, Inc.	3,465	307,796
Agilent Technologies, Inc.	3,286	134,529
Alexion Pharmaceuticals, Inc.*	1,953	361,364
Allergan, Inc.	2,935	623,952
AmerisourceBergen Corp.	2,052	185,008
Amgen, Inc.	7,495	1,193,879
Anthem, Inc.	2,663	334,659
Bard (C.R.), Inc.	743	123,799
Baxter International, Inc.	5,334	390,929
Becton, Dickinson & Co.	1,903	264,821
Biogen Idec, Inc.*	2,327	789,900
Boston Scientific Corp.*	13,075	173,244
Bristol-Myers Squibb Co.	16,330	963,960
Cardinal Health, Inc.	3,243	261,807
CareFusion Corp.*	2,011	119,333
Celgene Corp.*	7,870	880,338
Cerner Corp.*	2,989	193,269
CIGNA Corp.	2,580	265,508
Covidien PLC	4,462	456,373
DaVita HealthCare Partners, Inc.*	1,698	128,607
DENTSPLY International, Inc.	1,402	74,685
Edwards Lifesciences Corp.*	1,048	133,494
Express Scripts Hldg. Co.*	7,232	612,333
Gilead Sciences, Inc.*	14,866	1,401,269
Hospira, Inc.*	1,672	102,410
Humana, Inc.	1,516	217,743
Intuitive Surgical, Inc.*	356	188,303
Johnson & Johnson	27,583	2,884,354
Laboratory Corp. of America Hldgs.*	837	90,312
Lilly (Eli) & Co.	9,656	666,167
Mallinckrodt PLC*	1,145	113,389
McKesson Corp.	2,290	475,358
Medtronic, Inc.	9,700	700,340
Merck & Co., Inc.	28,093	1,595,401
Mylan, Inc.*	3,659	206,258
Patterson Cos., Inc.	847	40,741

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

PerkinElmer, Inc.	1,108	48,453
Perrigo Co. PLC	1,387	231,851
Pfizer, Inc.	62,088	1,934,041
Quest Diagnostics, Inc.	1,426	95,628
Regeneron Pharmaceuticals, Inc.*	731	299,893
St. Jude Medical, Inc.	2,818	183,255
Stryker Corp.	2,946	277,896
Tenet Healthcare Corp.*	973	49,302
Thermo Fisher Scientific, Inc.	3,941	493,768
UnitedHealth Group, Inc.	9,468	957,120
Universal Health Svcs., Inc. Cl B	903	100,468
Varian Medical Systems, Inc.*	992	85,818
Vertex Pharmaceuticals, Inc.*	2,370	281,556
Waters Corp.*	819	92,318
Zimmer Hldgs., Inc.	1,683	190,886
Zoetis, Inc.	4,943	212,697

		25,558,160

INDUSTRIALS (5.8%)
3M Co.	6,315	1,037,681
Allegion PLC	953	52,853
AMETEK, Inc.	2,398	126,207
Boeing Co.	6,533	849,159
Caterpillar, Inc.	5,966	546,068
Cintas Corp.	956	74,989
CSX Corp.	9,809	355,380
Cummins, Inc.	1,680	242,206
Danaher Corp.	6,025	516,403
Deere & Co.	3,518	311,237
Delta Air Lines, Inc.	8,217	404,194
Dover Corp.	1,629	116,832
Dun & Bradstreet Corp.	359	43,425
Eaton Corp. PLC	4,676	317,781
Emerson Electric Co.	6,835	421,925
Equifax, Inc.	1,178	95,265
Expeditors Int’l. of Wash.	1,883	84,001
Fastenal Co.	2,660	126,510
FedEx Corp.	2,601	451,690
Flowserve Corp.	1,332	79,694
Fluor Corp.	1,542	93,491
General Dynamics Corp.	3,104	427,172
General Electric Co.	98,957	2,500,643
Grainger (W.W.), Inc.	597	152,169
Honeywell International, Inc.	7,713	770,683
Illinois Tool Works, Inc.	3,540	335,238
Ingersoll-Rand PLC	2,600	164,814
Jacobs Engineering Group, Inc.*	1,278	57,114
Joy Global, Inc.	958	44,566
Kansas City Southern	1,075	131,182
L-3 Communications Hldgs., Inc.	845	106,647
Lockheed Martin Corp.	2,646	509,540
Masco Corp.	3,536	89,107
Nielsen Holdings	3,202	143,225
Norfolk Southern Corp.	3,050	334,311
Northrop Grumman Corp.	1,990	293,306
PACCAR, Inc.	3,505	238,375
Pall Corp.	1,049	106,169
Parker Hannifin Corp.	1,456	187,751
Pentair PLC	1,827	121,349
Pitney Bowes, Inc.	1,979	48,228
Precision Castparts Corp.	1,410	339,641
Quanta Services, Inc.*	2,108	59,846

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

Raytheon Co.	3,038	328,620
Republic Services, Inc.	2,527	101,712
Robert Half Int’l., Inc.	1,354	79,047
Robinson (C.H.) Worldwide, Inc.	1,420	106,344
Rockwell Automation, Inc.	1,334	148,341
Rockwell Collins, Inc.	1,318	111,345
Roper Industries, Inc.	985	154,005
Ryder System, Inc.	512	47,539
Snap-on, Inc.	578	79,036
Southwest Airlines Co.	6,689	283,078
Stanley Black & Decker, Inc.	1,548	148,732
Stericycle, Inc.*	847	111,025
Textron, Inc.	2,682	112,939
The ADT Corp.	1,719	62,279
Tyco International PLC	4,122	180,791
Union Pacific Corp.	8,761	1,043,698
United Parcel Service, Inc. Cl B	6,868	763,516
United Rentals, Inc.*	983	100,276
United Technologies Corp.	8,355	960,825
Waste Management, Inc.	4,197	215,390
Xylem, Inc.	1,784	67,917

		18,714,522

INFORMATION TECHNOLOGY (11.0%)
Accenture Ltd. Cl A	6,183	552,204
Adobe Systems, Inc.*	4,692	341,108
Akamai Technologies, Inc.*	1,743	109,739
Alliance Data Systems Corp.*	630	180,212
Altera Corp.	3,004	110,968
Amphenol Corp. Cl A	3,042	163,690
Analog Devices, Inc.	3,088	171,446
Apple, Inc.	57,794	6,379,296
Applied Materials, Inc.	12,007	299,214
Autodesk, Inc.*	2,226	133,694
Automatic Data Processing, Inc.	4,751	396,091
Avago Technologies Ltd.	2,493	250,771
Broadcom Corp. Cl A	5,277	228,652
CA, Inc.	3,144	95,735
Cisco Systems, Inc.	50,377	1,401,236
Citrix Systems, Inc.*	1,580	100,804
Cognizant Technology Solutions*	6,000	315,960
Computer Sciences Corp.	1,384	87,261
Corning, Inc.	12,631	289,629
eBay, Inc.*	11,141	625,233
Electronic Arts, Inc.*	3,038	142,832
EMC Corp.	20,052	596,346
F5 Networks, Inc.*	728	94,979
Facebook, Inc. Cl A*	20,604	1,607,524
Fidelity Nat’l. Information Svcs., Inc.	2,805	174,471
First Solar, Inc.*	761	33,937
Fiserv, Inc.*	2,405	170,683
FLIR Systems, Inc.	1,410	45,557
Google, Inc. Cl A*	2,809	1,490,624
Google, Inc. Cl C*	2,807	1,477,605
Harris Corp.	1,017	73,041
Hewlett-Packard Co.	18,390	737,991
Int’l. Business Machines Corp.	9,069	1,455,030
Intel Corp.	47,646	1,729,073
Intuit, Inc.	2,803	258,409
Juniper Networks, Inc.	3,724	83,120
KLA-Tencor Corp.	1,637	115,114
Lam Research Corp.	1,570	124,564

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

Level 3 Communications, Inc.*	2,754	135,993
Linear Technology Corp.	2,361	107,662
MasterCard, Inc. Cl A	9,667	832,909
Microchip Technology, Inc.	2,001	90,265
Micron Technology, Inc.*	10,578	370,336
Microsoft Corp.	81,226	3,772,946
Motorola Solutions, Inc.	2,101	140,935
NetApp, Inc.	3,051	126,464
NVIDIA Corp.	5,055	101,353
Oracle Corp.	31,876	1,433,464
Paychex, Inc.	3,218	148,575
QUALCOMM, Inc.	16,384	1,217,823
Red Hat, Inc.*	1,850	127,909
Salesforce.com, inc.*	5,765	341,922
SanDisk Corp.	2,174	213,009
Seagate Technology PLC	3,224	214,396
Symantec Corp.	6,800	174,454
TE Connectivity Ltd.	4,024	254,518
Teradata Corp.*	1,469	64,166
Texas Instruments, Inc.	10,409	556,517
Total System Services, Inc.	1,626	55,219
VeriSign, Inc.*	1,061	60,477
Visa, Inc. Cl A	4,813	1,261,969
Western Digital Corp.	2,151	238,116
Western Union Co.	5,113	91,574
Xerox Corp.	10,574	146,556
Xilinx, Inc.	2,606	112,814
Yahoo!, Inc.*	8,691	438,982

		35,475,166

MATERIALS (1.8%)
Air Products & Chemicals, Inc.	1,895	273,316
Airgas, Inc.	657	75,673
Alcoa, Inc.	11,511	181,759
Allegheny Technologies, Inc.	1,040	36,161
Avery Dennison Corp.	876	45,447
Ball Corp.	1,342	91,484
CF Industries Hldgs., Inc.	490	133,545
Dow Chemical Co.	10,934	498,700
Du Pont (E.I.) de Nemours & Co.	8,927	660,062
Eastman Chemical Co.	1,468	111,362
Ecolab, Inc.	2,661	278,128
FMC Corp.	1,303	74,310
Freeport-McMoRan Copper & Gold, Inc.	10,199	238,249
Int’l. Flavors & Fragrances, Inc.	791	80,176
International Paper Co.	4,175	223,697
LyondellBasell Inds. N.V. Cl A	4,094	325,023
Martin Marietta Materials, Inc.	602	66,413
MeadWestvaco Corp.	1,645	73,022
Monsanto Co.	4,770	569,872
Newmont Mining Corp.	4,836	91,400
Nucor Corp.	3,149	154,458
Owens-Illinois, Inc.*	1,636	44,156
PPG Industries, Inc.	1,359	314,133
Praxair, Inc.	2,872	372,096
Sealed Air Corp.	2,078	88,170
Sherwin-Williams Co.	802	210,958
Sigma-Aldrich Corp.	1,177	161,567
The Mosaic Co.	3,077	140,465
Vulcan Materials Co.	1,286	84,529

		5,698,331

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

TELECOMMUNICATION SERVICES (1.2%)
AT&T, Inc.	51,113	1,716,886
CenturyLink, Inc.	5,623	222,558
Frontier Communications Corp.	9,783	65,253
Verizon Communications, Inc.	40,893	1,912,975
Windstream Hldgs., Inc.	5,947	49,003

		3,966,675

UTILITIES (1.8%)
AES Corp.	6,464	89,009
AGL Resources, Inc.	1,175	64,049
Ameren Corp.	2,396	110,527
American Electric Power Co., Inc.	4,822	292,792
CenterPoint Energy, Inc.	4,226	99,015
CMS Energy Corp.	2,722	94,590
Consolidated Edison, Inc.	2,894	191,033
Dominion Resources, Inc.	5,764	443,252
DTE Energy Co.	1,746	150,802
Duke Energy Corp.	6,975	582,691
Edison International	3,220	210,846
Entergy Corp.	1,787	156,327
Exelon Corp.	8,470	314,068
FirstEnergy Corp.	4,151	161,847
Integrys Energy Group, Inc.	798	62,124
NextEra Energy, Inc.	4,316	458,748
NiSource, Inc.	3,125	132,563
Northeast Utilities	3,144	168,267
NRG Energy, Inc.	3,380	91,091
Pepco Hldgs., Inc.	2,524	67,971
PG&E Corp.	4,682	249,270
Pinnacle West Capital Corp.	1,098	75,004
PPL Corp.	6,572	238,761
Public Svc. Enterprise Group, Inc.	5,008	207,381
SCANA Corp.	1,421	85,828
Sempra Energy	2,282	254,124
Southern Co.	8,852	434,722
TECO Energy, Inc.	2,360	48,356
Wisconsin Energy Corp.	2,216	116,872
Xcel Energy, Inc.	4,988	179,169

		5,831,099

TOTAL INDEXED ASSETS - COMMON STOCKS (Cost: $121,658,753) 55.5%		179,800,853

	Rating**	Rate(%)	Maturity	Face Amount	Value
INDEXED ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.3%)
U.S. Treasury Bill (1)	A-1+	0.01	03/05/15	100,000	99,997
U.S. Treasury Bill (1)	A-1+	0.09	06/25/15	1,000,000	999,562

					1,099,559

COMMERCIAL PAPER (1.2%)
Exxon Mobil Corp.	A-1+	0.13	02/04/15	3,900,000	3,899,522

TOTAL INDEXED ASSETS - SHORT-TERM DEBT SECURITIES (Cost: $4,999,081) 1.5%					4,999,081

TOTAL INDEXED ASSETS (Cost: $126,657,834) 57.0%					184,799,934

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
ACTIVE ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (5.3%)
Amazon.com, Inc.*	2,475	768,116
American Axle & Mfg. Hldgs., Inc.*	8,497	191,947
AutoZone, Inc.*	659	407,993
Bassett Furniture Industries, Inc.	30,303	591,212
Carmike Cinemas, Inc.*	13,636	358,218
Cooper Tire & Rubber Co.	8,211	284,511
CST Brands, Inc.	13,703	597,588
Diamond Resorts Int’l., Inc.*	44,421	1,239,346
Discovery Communications, Inc. Cl A*	3,838	132,219
Discovery Communications, Inc. Cl C*	3,838	129,417
Disney (Walt) Co.	11,399	1,073,672
Dollar Tree, Inc.*	2,799	196,994
Drew Industries, Inc.*	4,172	213,064
Eros International PLC*	8,519	180,262
Five Below, Inc.*	4,998	204,068
Ford Motor Co.	16,682	258,571
FTD Companies, Inc.*	4,296	149,587
General Motors Co.	8,119	283,434
Haverty Furniture Cos., Inc.	11,757	258,772
Home Depot, Inc.	7,734	811,838
Houghton Mifflin Harcourt Co.*	36,168	749,039
HSN, Inc.	3,189	242,364
Intrawest Resorts Hldgs., Inc.*	21,771	259,946
Johnson Controls, Inc.	4,165	201,336
Macy’s, Inc.	7,974	524,291
McDonald’s Corp.	6,515	610,456
Panera Bread Co. Cl A*	1,236	216,053
Popeyes Louisiana Kitchen, Inc.*	5,002	281,463
Priceline Group Inc.*	256	291,894
Red Robin Gourmet Burgers, Inc.*	8,107	624,036
Ruby Tuesday, Inc.*	30,179	206,424
Select Comfort Corp.*	20,941	566,035
Sotheby’s	3,256	140,594
Starbucks Corp.	8,369	686,676
Steve Madden Ltd.*	8,639	274,979
Target Corp.	7,835	594,755
The Men’s Wearhouse, Inc.	10,115	446,578
Time Warner Cable, Inc.	4,260	647,776
Time Warner, Inc.	7,168	612,291
Viacom, Inc. Cl B	5,089	382,947
Wolverine World Wide, Inc.	9,511	280,289

		17,171,051

CONSUMER STAPLES (2.5%)
Coca-Cola Co.	10,875	459,143
Colgate-Palmolive Co.	6,058	419,153
Constellation Brands, Inc. Cl A*	6,487	636,829
Crimson Wine Group Ltd.*	35,282	335,179
Darling Ingredients Inc.*	10,348	187,920
Estee Lauder Cos., Inc. Cl A	5,842	445,160
Farmer Brothers Co.*	13,341	392,892
Mead Johnson Nutrition Co.	2,439	245,217
Mondelez International, Inc. Cl A	8,942	324,818
PepsiCo, Inc.	7,058	667,404
Philip Morris Int’l., Inc.	4,716	384,118
Proctor & Gamble Co.	12,315	1,121,773
Spectrum Brands Hldgs., Inc.	2,949	282,160
Sysco Corp.	8,709	345,660
TreeHouse Foods, Inc.*	3,340	285,670
Tyson Foods, Inc. Cl A	7,359	295,022
Vector Group Ltd.	10,202	217,404

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

Village Super Market, Inc. Cl A	6,316	172,869
Wal-Mart Stores, Inc.	9,917	851,672

		8,070,063

ENERGY (2.4%)
Anadarko Petroleum Corp.	5,557	458,453
Apache Corp.	3,762	235,765
Bonanza Creek Energy, Inc.*	8,749	209,976
California Resources Corp.*	2,369	13,053
Carrizo Oil and Gas, Inc.*	7,756	322,650
Chevron Corp.	5,030	564,265
Emerald Oil, Inc.*	15,088	18,106
EOG Resources, Inc.	5,444	501,229
Exxon Mobil Corp.	20,307	1,877,382
Gulf Coast Ultra Deep Royalty Trust*	70,148	89,088
Halliburton Co.	12,513	492,136
Helix Energy Solutions Group*	7,938	172,255
Hess Corp.	3,637	268,483
National Oilwell Varco, Inc.	5,629	368,868
Noble Energy, Inc.	9,632	456,846
Occidental Petroleum Corp.	5,923	477,453
PBF Energy, Inc.	17,300	460,872
Range Resources Corp.	3,158	168,795
Sanchez Energy Corp.*	10,250	95,223
Synergy Resources Corp.*	13,308	166,882
Targa Resources Corp.	2,942	311,999
Western Refining, Inc.	4,567	172,541
Whiting Petroleum Corp.*	1	25

		7,902,345

FINANCIALS (7.9%)
Agree Realty Corp.	2,200	68,398
Alexander’s, Inc.	313	136,837
American Int’l. Group, Inc.	11,571	648,092
Aon PLC	3,670	348,026
Ashford Hospitality Prime, Inc	6,363	109,189
Ashford Hospitality Trust, Inc.	11,738	123,014
Aspen Insurance Hldgs. Ltd.	5,687	248,920
BancFirst Corp.	4,194	265,858
Bank of America Corp.	41,917	749,895
Bank of Marin Bancorp	3,446	181,225
Banner Corp.	6,885	296,193
Berkshire Hathaway, Inc. Cl B*	4,705	706,456
Brookline Bancorp, Inc.	26,003	260,810
Bryn Mawr Bank Corp.	7,410	231,933
Capital One Financial Corp.	11,278	930,999
Charter Financial Corp.	12,686	145,255
Chatham Lodging Trust	9,760	282,747
Chesapeake Lodging Trust	14,296	531,954
Citigroup, Inc.	11,032	596,942
Columbia Banking System, Inc.	2,957	81,643
Comerica, Inc.	7,965	373,081
Cousins Properties, Inc.	14,766	168,628
Customers Bancorp, Inc.*	9,513	182,840
Dime Community Bancshares	12,188	198,421
Eagle Bancorp, Inc.*	4,351	154,548
EastGroup Properties, Inc.	1,724	109,164
Ellington Financial LLC	22,810	455,288
Enterprise Financial Svcs. Corp.	7,982	157,485
Equity Lifestyle Properties, Inc.	4,468	230,325
FBR & Co.*	3,650	89,754
FelCor Lodging Trust, Inc.	40,972	443,317
First Connecticut Bancorp, Inc.	3,346	54,607

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

First Interstate BancSytem, Inc.	8,401	233,716
Flushing Financial Corp.	7,664	155,349
Forest City Enterprises, Inc. Cl A*	19,112	407,086
Franklin Resources, Inc.	4,390	243,074
Glacier Bancorp, Inc.	11,323	314,440
Goldman Sachs Group, Inc.	3,872	750,510
Hanmi Financial Corp.	5,543	120,893
Health Insurance Innovations, Inc. Cl A*	20,534	147,023
Highwoods Properties, Inc.	8,019	355,081
Host Hotels & Resorts, Inc.	15,817	375,970
Investors Bancorp, Inc.	45,871	514,902
iShares Micro-Cap ETF	2,793	215,005
iShares Russell 2000 ETF	2,860	342,113
iShares Russell 2000 Value ETF	3,340	339,611
Janus Capital Group, Inc.	11,111	179,220
JPMorgan Chase & Co.	24,967	1,562,435
Marlin Business Svcs. Corp.	12,346	253,463
MB Financial, Inc.	5,311	174,519
Meadowbrook Insurance Group, Inc.	37,666	318,654
MetLife, Inc.	11,439	618,736
Northfield Bancorp, Inc.	19,123	283,020
Parkway Properties, Inc.	9,510	174,889
Pennsylvania REIT	11,281	264,652
PNC Financial Svcs. Grp., Inc.	4,940	450,676
Primerica, Inc.	4,796	260,231
PrivateBancorp, Inc.	9,974	333,132
ProAssurance Corp.	2,513	113,462
Prosperity Bancshares, Inc.	4,299	237,993
PS Business Parks, Inc.	2,228	177,215
Sabra Health Care REIT, Inc.	12,680	385,092
Select Income REIT	12,710	310,251
Selective Insurance Group, Inc.	6,567	178,425
Silvercrest Asset Mgmt. Group, Inc. Cl A	12,069	188,880
Simon Property Group, Inc.	4,069	741,006
Southside Bancshares, Inc.	944	27,290
Southwest Bancorp, Inc.	10,943	189,970
Sovran Self Storage, Inc.	1,545	134,755
Starwood Property Trust, Inc.	7,818	181,690
Stifel Financial Corp.*	4,963	253,212
Stock Yards Bancorp, Inc.	9,795	326,565
SVB Financial Group*	4,326	502,119
Symetra Financial Corp.	20,183	465,218
Terreno Realty Corp.	7,711	159,078
The GEO Group, Inc.	5,670	228,841
UMB Financial Corp.	2,650	150,759
Urstadt Biddle Pptys., Inc. Cl A	6,220	136,094
ViewPoint Financial Group, Inc.*	2,840	67,734
Wells Fargo & Co.	24,266	1,330,262
Zions Bancorporation	10,911	311,073

		25,747,228

HEALTH CARE (6.4%)
Abbott Laboratories	11,794	530,966
Abiomed, Inc.*	10,651	405,377
ACADIA Pharmaceuticals, Inc.*	3,037	96,425
Acorda Therapeutics, Inc.*	3,790	154,897
Actavis PLC*	1,787	459,992
Albany Molecular Research, Inc*	14,937	243,174
Allergan, Inc.	1,625	345,459
Alnylam Pharmaceuticals, Inc.*	1,826	177,122
Ani Pharmaceuticals, Inc.*	6,859	386,779
Anika Therapeutics, Inc.*	5,587	227,614

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

Biogen Idec, Inc.*	1,703	578,083
BioScrip, Inc.*	35,378	247,292
BioSpecifics Technologies Corp.*	4,410	170,314
Celgene Corp.*	10,554	1,180,570
Cepheid, Inc.*	3,644	197,286
Cerner Corp.*	3,154	203,938
Computer Programs & Systems, Inc.	4,227	256,790
Covidien PLC	4,346	444,509
Cubist Pharmaceuticals, Inc.*	1,504	151,378
DexCom, Inc.*	7,622	419,591
Emergent Biosolutions, Inc.*	12,179	331,634
Ensign Group, Inc.	5,925	263,011
Exact Sciences Corp.*	12,999	356,693
Express Scripts Hldg. Co.*	4,906	415,391
Gilead Sciences, Inc.*	9,551	900,277
GW Pharmaceuticals PLC ADR*	1,614	109,236
Harvard Bioscience, Inc.*	37,224	211,060
Humana, Inc.	1,730	248,480
Insulet Corp.*	6,113	281,565
Isis Pharmaceuticals, Inc.*	4,117	254,184
Karyopharm Therapeutics, Inc.*	3,011	112,702
Kindred Healthcare, Inc.	5,323	96,772
Lannett Co., Inc.*	4,442	190,473
McKesson Corp.	2,122	440,485
Medicines Co.*	5,629	155,754
Medidata Solutions, Inc.*	4,573	218,361
Medtronic, Inc.	4,750	342,950
Merck & Co., Inc.	17,492	993,371
MWI Veterinary Supply, Inc.*	1,603	272,366
Mylan, Inc.*	17,044	960,770
Neogen Corp.*	3,586	177,830
Omeros Corp.*	11,265	279,147
Omnicell, Inc.*	7,911	262,012
OSI Pharmaceuticals, Inc. - rights*	1,570	16
Pacific Biosciences of CA, Inc.*	30,234	237,035
Pacira Pharmaceuticals, Inc.*	1,893	167,833
PAREXEL International Corp.*	6,291	349,528
Pfizer, Inc.	40,982	1,276,589
Pharmacyclics, Inc.*	1,609	196,716
Puma Biotechnology, Inc.*	1,200	227,124
QLT, Inc.*	46,330	185,783
Rigel Pharmaceuticals, Inc.*	15,254	34,627
Sarepta Therapeutics, Inc.*	4,677	67,676
Sorrento Therapeutics, Inc.*	10,467	105,403
St. Jude Medical, Inc.	3,142	204,324
STAAR Surgical Co.*	16,975	154,642
Stryker Corp.	4,335	408,921
Supernus Pharmaceuticals, Inc.*	53,747	446,100
Synageva BioPharma Corp.*	1,849	171,569
Team Health Hldgs., Inc.*	3,663	210,732
TearLab Corp.*	20,467	54,238
UnitedHealth Group, Inc.	4,884	493,724
Universal American Corp.*	12,085	112,149
Vertex Pharmaceuticals, Inc.*	2,106	250,193
WellCare Health Plans, Inc.*	2,872	235,676
Wright Medical Group, Inc.*	14,435	387,868

		20,730,546

INDUSTRIALS (5.3%)
Alaska Air Group, Inc.	7,286	435,411
Allegiant Travel Co.	2,067	310,732
Applied Industrial Technologies, Inc.	4,134	188,469

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

Astronics Corp.*	8,244	455,976
AZZ, Inc.	16,143	757,430
Blount International, Inc.*	25,239	443,449
Boeing Co.	8,402	1,092,092
Corporate Executive Board Co.	3,894	282,432
Cummins, Inc.	4,266	615,029
Delta Air Lines, Inc.	9,680	476,159
Deluxe Corp.	4,821	300,107
Encore Wire Corp.	8,635	322,345
EnPro Industries, Inc.*	9,453	593,271
Expeditors Int’l. of Wash.	7,837	349,609
FedEx Corp.	4,275	742,397
General Electric Co.	37,205	940,170
Healthcare Svcs. Group, Inc.	9,642	298,227
Matrix Service Co.*	3,630	81,022
Miller (Herman), Inc.	5,536	162,924
Miller Industries, Inc.	19,981	415,405
Mueller Industries, Inc.	24,391	832,709
Mueller Water Product, Inc. Cl A	28,230	289,075
Old Dominion Freight Line, Inc.*	7,013	544,489
Orbital Sciences Corp.*	14,968	402,490
Precision Castparts Corp.	3,349	806,707
Raven Industries, Inc.	11,594	289,850
Roper Industries, Inc.	8,544	1,335,854
Saia, Inc.*	8,342	461,813
Steelcase, Inc.	12,530	224,914
Sun Hydraulics Corp.	6,962	274,164
Teledyne Technologies, Inc.*	3,141	322,706
The Advisory Board Co.*	3,833	187,740
Trex Co., Inc.*	9,251	393,908
Tyco International PLC	7,553	331,275
Union Pacific Corp.	5,976	711,921
Uti Worldwide, Inc.*	44,575	538,020

		17,210,291

INFORMATION TECHNOLOGY (7.4%)
Analog Devices, Inc.	4,795	266,218
Anixter International, Inc.*	5,779	511,211
Apple, Inc.	30,065	3,318,575
Arista Networks, Inc.*	1,277	77,591
ARRIS Group, Inc.*	13,725	414,358
Aspen Technology, Inc.*	3,331	116,652
Automatic Data Processing, Inc.	5,099	425,104
Blackhawk Network Hldgs., Inc.*	4,475	173,630
Broadcom Corp. Cl A	5,992	259,633
CalAmp Corp.*	28,090	514,047
Cavium, Inc.*	5,568	344,214
Cisco Systems, Inc.	22,656	630,177
CommVault Systems, Inc.*	4,228	218,545
comScore, Inc.*	9,579	444,753
Electronics for Imaging, Inc.*	7,186	307,776
Emulex Corp.*	10,570	59,932
Envestnet, Inc.*	1,376	67,617
Euronet Worldwide, Inc.*	4,941	271,261
F5 Networks, Inc.*	1,456	189,957
Facebook, Inc. Cl A*	8,137	634,849
FEI Company	2,757	249,095
Google, Inc. Cl A*	1,134	601,768
Google, Inc. Cl C*	1,134	596,938
Guidewire Software, Inc.*	2,597	131,486
iGATE Corp.*	13,413	529,545
Imation Corp.*	24,758	93,833

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

Imperva, Inc.*	8,518	421,045
Informatica Corp.*	4,141	157,917
Intel Corp.	11,680	423,867
j2 Global, Inc.	1,955	121,210
KLA-Tencor Corp.	2,557	179,808
LogMeIn, Inc.*	11,684	576,489
Manhattan Associates, Inc.*	3,606	146,836
MasterCard, Inc. Cl A	6,470	557,455
MAXIMUS, Inc.	4,811	263,835
MaxLinear, Inc. Cl A*	27,358	202,723
Micron Technology, Inc.*	8,419	294,749
Microsemi Corp.*	5,162	146,498
Microsoft Corp.	25,940	1,204,913
MKS Instruments, Inc.	5,204	190,466
Monolithic Power Systems, Inc.	6,116	304,210
Nanometrics, Inc.*	6,258	105,260
NetApp, Inc.	1,578	65,408
Nova Measuring Instruments Ltd.*	10,616	110,300
Oracle Corp.	16,326	734,180
Plexus Corp.*	2,614	107,723
Proofpoint, Inc.*	12,697	612,377
PTC, Inc.*	5,796	212,423
Qlik Technologies, Inc.*	12,151	375,344
QUALCOMM, Inc.	9,230	686,066
Richardson Electronics Ltd.	45,433	454,330
Rogers Corp.*	6,796	553,466
Ruckus Wireless, Inc.*	7,476	89,862
Salesforce.com, inc.*	14,350	851,099
Semtech Corp.*	11,257	310,356
Synaptics, Inc.*	4,895	336,972
SYNNEX Corp.	4,029	314,907
Teradata Corp.*	4,773	208,485
Texas Instruments, Inc.	5,633	301,168
Ultimate Software Group, Inc.*	1,494	219,342
Verint Systems, Inc.*	2,711	157,997
WEX, Inc.*	1,742	172,319
Yahoo!, Inc.*	8,872	448,125

		24,068,295

MATERIALS (1.7%)
A. Schulman, Inc.	7,729	313,256
Ball Corp.	6,764	461,102
Boise Cascade Co.*	5,737	213,130
Calgon Carbon Corp.*	8,441	175,404
CF Industries Hldgs., Inc.	1,241	338,222
Crown Hldgs., Inc.*	2,768	140,891
Dow Chemical Co.	9,095	414,823
Eastman Chemical Co.	7,136	541,337
FMC Corp.	2,046	116,683
Freeport-McMoRan Copper & Gold, Inc.	9,277	216,711
Horsehead Hldg. Corp.*	20,402	322,964
Kaiser Aluminum Corp.	7,747	553,368
Kraton Performance Polymers, Inc.*	10,415	216,528
PolyOne Corp.	5,406	204,941
Resolute Forest Products, Inc.*	16,392	288,663
Schnitzer Steel Industries, Inc. Cl A	7,930	178,901
Silgan Hldgs., Inc.	6,201	332,374
TimkenSteel Corp.	2,566	95,019
U.S. Concrete, Inc.*	10,084	286,890

		5,411,207

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

TELECOMMUNICATION SERVICES (0.7%)
AT&T, Inc.	21,988	738,577
Consolidated Comms. Hldgs., Inc.	14,500	403,535
IDT Corp. Cl B	7,606	154,478
ORBCOMM, Inc.*	30,111	196,926
Shenandoah Telecommunications Co.	5,821	181,906
Verizon Communications, Inc.	9,334	436,645

		2,112,067

UTILITIES (1.3%)
Ameren Corp.	2,498	115,233
Avista Corp.	9,876	349,117
Black Hills Corp.	3,108	164,848
Dominion Resources, Inc.	7,773	597,744
Edison International	4,496	294,398
Idacorp, Inc.	7,006	463,727
Northwest Natural Gas Co.	3,947	196,955
NorthWestern Corp.	8,208	464,408
PNM Resources, Inc.	10,305	305,337
Portland General Electric Co.	7,821	295,868
PPL Corp.	4,985	181,105
Public Svc. Enterprise Group, Inc.	8,757	362,627
Sempra Energy	4,089	455,351

		4,246,718

TOTAL ACTIVE ASSETS - COMMON STOCKS (Cost: $91,911,468) 40.9%		132,669,811

	Rating**	Rate(%)	Maturity	Face Amount	Value
ACTIVE ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.1%)
U.S. Treasury Bill	A-1+	0.09	06/25/15	1,000,000	999,562
U.S. Treasury Bill	A-1+	0.09	07/23/15	900,000	899,543
U.S. Treasury Bill	A-1+	0.09	07/23/15	600,000	599,696
U.S. Treasury Bill	A-1+	0.09	07/23/15	1,100,000	1,099,442

					3,598,243

COMMERCIAL PAPER (0.7%)
General Electric Capital Corp.	A-1+	0.12	03/02/15	1,000,000	999,800
Toyota Motor Credit Corp.	A-1+	0.10	01/02/15	700,000	699,998
Toyota Motor Credit Corp.	A-1+	0.12	01/13/15	600,000	599,976

					2,299,774

TOTAL ACTIVE ASSETS - SHORT-TERM DEBT SECURITIES (Cost: $5,898,017) 1.8%					5,898,017

TOTAL ACTIVE ASSETS (Cost: $97,809,485) 42.7%					138,567,828

TEMPORARY CASH INVESTMENTS (2) (Cost: $228,300) 0.1%					228,300

TOTAL INVESTMENTS (Cost: $224,695,619) 99.8%					323,596,062

OTHER NET ASSETS 0.2%					587,061

NET ASSETS 100.0%					$324,183,123

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (10.8%)
Bassett Furniture Industries, Inc.	373,980	7,296,350
Carmike Cinemas, Inc.*	37,272	979,135
CST Brands, Inc.	72,800	3,174,808
Diamond Resorts Int’l., Inc.*	354,327	9,885,723
FTD Companies, Inc.*	51,827	1,804,616
Houghton Mifflin Harcourt Co.*	281,471	5,829,264
Intrawest Resorts Hldgs., Inc.*	118,078	1,409,851
Ruby Tuesday, Inc.*	376,206	2,573,249
Select Comfort Corp.*	121,889	3,294,660
The Men’s Wearhouse, Inc.	68,219	3,011,869
Wolverine World Wide, Inc.	108,615	3,200,884

		42,460,409

CONSUMER STAPLES (2.8%)
Crimson Wine Group Ltd.*	415,416	3,946,452
Farmer Brothers Co.*	152,535	4,492,156
Vector Group Ltd.	127,476	2,716,514

		11,155,122

ENERGY (2.6%)
Carrizo Oil and Gas, Inc.*	29,610	1,231,776
Emerald Oil, Inc.*	172,513	207,016
Gulf Coast Ultra Deep Royalty Trust*	767,207	974,353
Helix Energy Solutions Group*	99,774	2,165,096
PBF Energy, Inc.	206,620	5,504,357

		10,082,598

FINANCIALS (36.8%)
Agree Realty Corp.	27,580	857,462
Alexander’s, Inc.	3,892	1,701,505
Ashford Hospitality Prime, Inc	75,938	1,303,096
Ashford Hospitality Trust, Inc.	141,647	1,484,461
Ashford, Inc.*	0	4
Aspen Insurance Hldgs. Ltd.	70,612	3,090,687
BancFirst Corp.	52,011	3,296,977
Bank of Marin Bancorp	41,894	2,203,205
Banner Corp.	84,989	3,656,227
Brookline Bancorp, Inc.	333,217	3,342,167
Bryn Mawr Bank Corp.	93,720	2,933,436
Charter Financial Corp.	153,212	1,754,277
Chatham Lodging Trust	121,980	3,533,761
Chesapeake Lodging Trust	150,226	5,589,909
Columbia Banking System, Inc.	33,849	934,571
Customers Bancorp, Inc.*	119,034	2,287,833
Dime Community Bancshares	150,242	2,445,940
Eagle Bancorp, Inc.*	53,576	1,903,020
EastGroup Properties, Inc.	20,899	1,323,325
Ellington Financial LLC	276,849	5,525,906
Enterprise Financial Svcs. Corp.	96,550	1,904,932
Equity Lifestyle Properties, Inc.	54,036	2,785,556
FBR & Co.*	44,529	1,094,968
FelCor Lodging Trust, Inc.	512,453	5,544,741
First Connecticut Bancorp, Inc.	40,634	663,147
First Interstate BancSytem, Inc.	96,363	2,680,819
Flushing Financial Corp.	92,833	1,881,725
Forest City Enterprises, Inc. Cl A*	242,508	5,165,420
Glacier Bancorp, Inc.	129,383	3,592,966
Hanmi Financial Corp.	66,948	1,460,136
Highwoods Properties, Inc.	97,279	4,307,514
Investors Bancorp, Inc.	326,037	3,659,765

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

Janus Capital Group, Inc.	133,961	2,160,791
Marlin Business Svcs. Corp.	149,468	3,068,578
MB Financial, Inc.	60,621	1,992,006
Meadowbrook Insurance Group, Inc.	472,531	3,997,612
Northfield Bancorp, Inc.	228,383	3,380,068
Parkway Properties, Inc.	113,417	2,085,739
Pennsylvania REIT	139,768	3,278,957
PrivateBancorp, Inc.	123,084	4,111,006
ProAssurance Corp.	28,626	1,292,464
Prosperity Bancshares, Inc.	51,121	2,830,059
Select Income REIT	149,817	3,657,033
Selective Insurance Group, Inc.	78,484	2,132,410
Southside Bancshares, Inc.	11,298	326,616
Sovran Self Storage, Inc.	19,337	1,686,573
Stock Yards Bancorp, Inc.	121,910	4,064,479
SVB Financial Group*	52,339	6,074,988
Symetra Financial Corp.	252,010	5,808,831
Terreno Realty Corp.	93,911	1,937,384
The GEO Group, Inc.	67,661	2,730,798
UMB Financial Corp.	30,180	1,716,940
Urstadt Biddle Pptys., Inc. Cl A	74,275	1,625,137
ViewPoint Financial Group, Inc.*	34,453	821,704

		144,689,631

HEALTH CARE (5.5%)
Albany Molecular Research, Inc*	69,989	1,139,421
Ani Pharmaceuticals, Inc.*	41,935	2,364,715
Computer Programs & Systems, Inc.	50,446	3,064,595
Ensign Group, Inc.	25,119	1,115,032
Harvard Bioscience, Inc.*	391,855	2,221,818
Kindred Healthcare, Inc.	66,534	1,209,588
Pacific Biosciences of CA, Inc.*	193,197	1,514,664
QLT, Inc.*	555,375	2,227,054
Rigel Pharmaceuticals, Inc.*	175,041	397,343
Supernus Pharmaceuticals, Inc.*	292,180	2,425,094
TearLab Corp.*	244,219	647,180
Universal American Corp.*	150,506	1,396,696
Wright Medical Group, Inc.*	69,395	1,864,644

		21,587,844

INDUSTRIALS (15.5%)
Alaska Air Group, Inc.	87,972	5,257,207
AZZ, Inc.	110,213	5,171,194
Blount International, Inc.*	301,318	5,294,157
Deluxe Corp.	57,541	3,581,927
Encore Wire Corp.	104,236	3,891,130
EnPro Industries, Inc.*	59,042	3,705,476
Matrix Service Co.*	43,866	979,089
Miller Industries, Inc.	241,043	5,011,284
Mueller Industries, Inc.	295,355	10,083,417
Old Dominion Freight Line, Inc.*	84,563	6,565,471
Orbital Sciences Corp.*	179,044	4,814,493
Steelcase, Inc.	149,549	2,684,405
Uti Worldwide, Inc.*	313,353	3,782,171

		60,821,421

INFORMATION TECHNOLOGY (8.8%)
Anixter International, Inc.*	37,180	3,288,943
ARRIS Group, Inc.*	38,831	1,172,308
CalAmp Corp.*	124,343	2,275,477
Emulex Corp.*	127,473	722,772
iGATE Corp.*	33,415	1,319,224
Imation Corp.*	283,072	1,072,843
LogMeIn, Inc.*	53,143	2,622,076

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

Microsemi Corp.*	62,287	1,767,705
MKS Instruments, Inc.	62,949	2,303,933
Nanometrics, Inc.*	71,289	1,199,081
Nova Measuring Instruments Ltd.*	128,953	1,339,822
Plexus Corp.*	31,160	1,284,104
Proofpoint, Inc.*	63,802	3,077,170
Richardson Electronics Ltd.	518,914	5,189,140
Rogers Corp.*	12,390	1,009,042
Semtech Corp.*	43,690	1,204,533
SYNNEX Corp.	48,207	3,767,859

		34,616,032

MATERIALS (5.9%)
Boise Cascade Co.*	70,074	2,603,249
Crown Hldgs., Inc.*	31,622	1,609,560
Horsehead Hldg. Corp.*	142,062	2,248,841
Kaiser Aluminum Corp.	93,794	6,699,705
Kraton Performance Polymers, Inc.*	133,485	2,775,153
Schnitzer Steel Industries, Inc. Cl A	90,447	2,040,484
Silgan Hldgs., Inc.	75,242	4,032,971
TimkenSteel Corp.	31,055	1,149,967

		23,159,930

TELECOMMUNICATION SERVICES (1.3%)
Consolidated Comms. Hldgs., Inc.	85,993	2,393,185
IDT Corp. Cl B	91,843	1,865,331
ORBCOMM, Inc.*	146,904	960,752

		5,219,268

UTILITIES (5.9%)
Avista Corp.	112,912	3,991,439
Black Hills Corp.	37,143	1,970,065
Idacorp, Inc.	83,429	5,522,166
Northwest Natural Gas Co.	47,543	2,372,396
NorthWestern Corp.	44,109	2,495,687
PNM Resources, Inc.	122,683	3,635,097
Portland General Electric Co.	93,213	3,526,248

		23,513,098

TOTAL COMMON STOCKS (Cost: $288,159,357) 95.9%		377,305,353

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.4%)
U.S. Treasury Bill	A-1+	0.09	07/23/15	5,350,000	5,347,285

U.S. GOVERNMENT AGENCIES (0.6%)
FHLB	A-1+	0.10	03/06/15	2,500,000	2,499,533

COMMERCIAL PAPER (2.5%)
Dover Corp.†	A-1	0.10	01/02/15	3,900,000	3,899,989
Piedmont Natural Gas Co.†	A-1	0.17	01/05/15	1,050,000	1,049,980
Questar Corp.†	A-1	0.15	01/07/15	1,500,000	1,499,963
Questar Corp.†	A-1	0.19	01/14/15	600,000	599,959
Toyota Motor Credit Corp.	A-1+	0.11	01/09/15	3,000,000	2,999,927

					10,049,818

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $17,896,636) 4.5%					17,896,636

TOTAL INVESTMENTS (Cost: $306,055,993) 100.4%					395,201,989

OTHER NET ASSETS -0.4%					(1,745,447)

NET ASSETS 100.0%					$393,456,542

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (14.7%)
American Axle & Mfg. Hldgs., Inc.*	103,515	2,338,411
Carmike Cinemas, Inc.*	122,947	3,229,805
Cooper Tire & Rubber Co.	100,731	3,490,336
CST Brands, Inc.	91,891	4,007,371
Diamond Resorts Int’l., Inc.*	178,932	4,992,197
Drew Industries, Inc.*	52,259	2,668,882
Eros International PLC*	99,902	2,113,918
Five Below, Inc.*	59,335	2,422,656
Haverty Furniture Cos., Inc.	143,308	3,154,209
Houghton Mifflin Harcourt Co.*	151,667	3,141,019
HSN, Inc.	39,619	3,011,036
Intrawest Resorts Hldgs., Inc.*	142,022	1,695,738
Panera Bread Co. Cl A*	14,687	2,567,288
Popeyes Louisiana Kitchen, Inc.*	59,591	3,353,157
Red Robin Gourmet Burgers, Inc.*	96,634	7,438,384
Select Comfort Corp.*	132,244	3,574,542
Sotheby’s	41,097	1,774,577
Steve Madden Ltd.*	106,603	3,393,186
The Men’s Wearhouse, Inc.	52,389	2,312,970

		60,679,682

CONSUMER STAPLES (2.7%)
Darling Ingredients Inc.*	126,710	2,301,046
Spectrum Brands Hldgs., Inc.	34,974	3,346,293
TreeHouse Foods, Inc.*	39,910	3,413,485
Village Super Market, Inc. Cl A	79,683	2,180,935

		11,241,759

ENERGY (3.4%)
Bonanza Creek Energy, Inc.*	103,703	2,488,872
Carrizo Oil and Gas, Inc.*	62,770	2,611,232
Sanchez Energy Corp.*	122,286	1,136,041
Synergy Resources Corp.*	163,476	2,049,990
Targa Resources Corp.	34,880	3,699,024
Western Refining, Inc.	53,972	2,039,043
Whiting Petroleum Corp.*	0	4

		14,024,206

FINANCIALS (7.2%)
Chesapeake Lodging Trust	29,210	1,086,904
Cousins Properties, Inc.	181,209	2,069,408
Health Insurance Innovations, Inc. Cl A*	243,417	1,742,865
Investors Bancorp, Inc.	221,483	2,486,148
iShares Micro-Cap ETF	30,584	2,354,379
Primerica, Inc.	57,629	3,126,939
PS Business Parks, Inc.	25,994	2,067,539
Sabra Health Care REIT, Inc.	151,257	4,593,692
Silvercrest Asset Mgmt. Group, Inc. Cl A	146,182	2,287,740
Southwest Bancorp, Inc.	142,896	2,480,676
Starwood Property Trust, Inc.	95,549	2,220,556
Stifel Financial Corp.*	61,694	3,147,648

		29,664,494

HEALTH CARE (24.2%)
Abiomed, Inc.*	128,510	4,891,107
ACADIA Pharmaceuticals, Inc.*	36,033	1,144,048
Acorda Therapeutics, Inc.*	46,469	1,899,168
Albany Molecular Research, Inc*	108,390	1,764,584
Alnylam Pharmaceuticals, Inc.*	21,613	2,096,461
Ani Pharmaceuticals, Inc.*	40,421	2,279,318
Anika Therapeutics, Inc.*	66,228	2,698,116
BioScrip, Inc.*	419,856	2,934,794

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

BioSpecifics Technologies Corp.*	52,591	2,031,053
Cepheid, Inc.*	45,189	2,446,522
Cubist Pharmaceuticals, Inc.*	17,788	1,790,362
DexCom, Inc.*	90,890	5,003,500
Emergent Biosolutions, Inc.*	149,662	4,075,296
Ensign Group, Inc.	49,577	2,200,732
Exact Sciences Corp.*	162,009	4,445,526
GW Pharmaceuticals PLC ADR*	19,328	1,308,139
Insulet Corp.*	75,401	3,472,947
Isis Pharmaceuticals, Inc.*	50,586	3,123,173
Karyopharm Therapeutics, Inc.*	36,984	1,384,319
Lannett Co., Inc.*	52,640	2,257,203
Medicines Co.*	66,811	1,848,663
Medidata Solutions, Inc.*	53,705	2,564,409
MWI Veterinary Supply, Inc.*	20,211	3,434,000
Neogen Corp.*	44,941	2,228,624
Omeros Corp.*	137,886	3,416,813
Omnicell, Inc.*	97,239	3,220,569
Pacific Biosciences of CA, Inc.*	173,689	1,361,725
Pacira Pharmaceuticals, Inc.*	22,450	1,990,435
PAREXEL International Corp.*	74,569	4,143,042
Pharmacyclics, Inc.*	19,574	2,393,117
Puma Biotechnology, Inc.*	14,272	2,701,261
Sarepta Therapeutics, Inc.*	55,817	807,673
Sorrento Therapeutics, Inc.*	123,468	1,243,323
STAAR Surgical Co.*	201,020	1,831,292
Supernus Pharmaceuticals, Inc.*	366,671	3,043,368
Synageva BioPharma Corp.*	22,772	2,113,005
Team Health Hldgs., Inc.*	45,087	2,593,849
WellCare Health Plans, Inc.*	35,578	2,919,514
Wright Medical Group, Inc.*	103,993	2,794,289

		99,895,339

INDUSTRIALS (14.0%)
Allegiant Travel Co.	26,513	3,985,654
Applied Industrial Technologies, Inc.	50,788	2,315,407
Astronics Corp.*	97,868	5,413,079
AZZ, Inc.	88,201	4,138,387
Corporate Executive Board Co.	46,639	3,382,756
EnPro Industries, Inc.*	54,756	3,436,480
Healthcare Svcs. Group, Inc.	114,741	3,548,933
Miller (Herman), Inc.	67,777	1,994,677
Mueller Water Product, Inc. Cl A	354,018	3,625,143
Raven Industries, Inc.	139,176	3,479,390
Saia, Inc.*	100,186	5,546,296
Sun Hydraulics Corp.	85,277	3,358,189
Teledyne Technologies, Inc.*	39,074	4,014,494
The Advisory Board Co.*	45,507	2,228,933
Trex Co., Inc.*	111,041	4,728,127
Uti Worldwide, Inc.*	223,896	2,702,424

		57,898,369

INFORMATION TECHNOLOGY (24.0%)
Anixter International, Inc.*	32,954	2,915,067
Arista Networks, Inc.*	15,330	931,433
ARRIS Group, Inc.*	122,933	3,711,359
Aspen Technology, Inc.*	41,442	1,451,302
Blackhawk Network Hldgs., Inc.*	51,944	2,015,408
CalAmp Corp.*	211,920	3,878,134
Cavium, Inc.*	65,209	4,031,233
CommVault Systems, Inc.*	51,768	2,675,893
comScore, Inc.*	113,653	5,276,891
Electronics for Imaging, Inc.*	82,057	3,514,493

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

Envestnet, Inc.*	16,358	803,832
Euronet Worldwide, Inc.*	58,454	3,209,125
FEI Company	32,573	2,942,989
Guidewire Software, Inc.*	31,610	1,600,389
iGATE Corp.*	127,875	5,048,498
Imperva, Inc.*	100,889	4,986,968
Informatica Corp.*	49,833	1,900,366
j2 Global, Inc.	23,231	1,440,322
LogMeIn, Inc.*	83,520	4,120,892
Manhattan Associates, Inc.*	42,774	1,741,745
MAXIMUS, Inc.	58,175	3,190,312
MaxLinear, Inc. Cl A*	329,690	2,443,000
Monolithic Power Systems, Inc.	78,156	3,887,479
Proofpoint, Inc.*	91,974	4,435,892
PTC, Inc.*	69,339	2,541,271
Qlik Technologies, Inc.*	144,961	4,477,856
Rogers Corp.*	69,309	5,644,522
Ruckus Wireless, Inc.*	88,664	1,065,741
Semtech Corp.*	91,850	2,532,299
Synaptics, Inc.*	58,321	4,014,818
Ultimate Software Group, Inc.*	18,060	2,651,450
Verint Systems, Inc.*	32,479	1,892,882
WEX, Inc.*	21,023	2,079,635

		99,053,496

MATERIALS (4.1%)
A. Schulman, Inc.	92,097	3,732,671
Calgon Carbon Corp.*	102,209	2,123,903
Horsehead Hldg. Corp.*	106,928	1,692,677
PolyOne Corp.	65,602	2,486,976
Resolute Forest Products, Inc.*	198,655	3,498,315
U.S. Concrete, Inc.*	119,479	3,399,175

		16,933,717

TELECOMMUNICATION SERVICES (1.5%)
Consolidated Comms. Hldgs., Inc.	90,595	2,521,251
ORBCOMM, Inc.*	210,300	1,375,362
Shenandoah Telecommunications Co.	69,463	2,170,722

		6,067,335

UTILITIES (0.8%)
NorthWestern Corp.	54,480	3,082,461

TOTAL COMMON STOCKS (Cost: $309,765,383) 96.6%		398,540,858

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (3.3%)
Emerson Electric Co.†	A-1	0.14	03/30/15	4,300,000	4,298,528
Exxon Mobil Corp.	A-1+	0.13	02/04/15	4,700,000	4,699,423
Toyota Motor Credit Corp.	A-1+	0.11	01/09/15	4,500,000	4,499,890

					13,497,841

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $13,497,841) 3.3%					13,497,841

TOTAL INVESTMENTS (Cost: $323,263,224) 99.9%					412,038,699

OTHER NET ASSETS 0.1%					310,343

NET ASSETS 100.0%					$412,349,042

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (8.7%)
Abercrombie & Fitch Co. Cl A	6,959	199,306
CST Brands, Inc.	16,624	724,973
Diamond Resorts Int’l., Inc.*	49,347	1,376,781
Dillard’s, Inc. Cl A	7,310	915,066
Discovery Communications, Inc. Cl A*	4,530	156,059
Discovery Communications, Inc. Cl C*	4,530	152,752
Jarden Corp.*	11,940	571,687
Liberty Ventures Cl A*	16,676	507,092
Macy’s, Inc.	11,451	752,903
Newell Rubbermaid, Inc.	25,099	956,021
Taylor Morrison Home Corp. Cl A*	11,335	214,118
TRW Automotive Hldgs. Corp.*	8,175	840,799
Wiley (John) & Sons, Inc. Cl A	11,850	701,994

		8,069,551

CONSUMER STAPLES (3.2%)
Constellation Brands, Inc. Cl A*	6,961	683,361
Energizer Hldgs., Inc.	6,652	855,181
Ingredion, Inc.	10,515	892,093
Vector Group Ltd.	22,899	487,978

		2,918,613

ENERGY (3.3%)
Atwood Oceanics, Inc.	7,521	213,371
Cameron International Corp.*	7,151	357,192
Denbury Resources, Inc.	21,548	175,185
Noble Energy, Inc.	19,338	917,201
PBF Energy, Inc.	21,143	563,250
Tesoro Corp.	11,599	862,386

		3,088,585

FINANCIALS (33.1%)
Alexander’s, Inc.	1,034	452,044
American Financial Group, Inc.	27,163	1,649,337
Ameriprise Financial, Inc.	14,464	1,912,859
Annaly Capital Mgmt., Inc.	53,712	580,627
Aon PLC	9,799	929,239
Apartment Investment & Management Co. Cl A	13,848	514,453
Associated Banc-Corp.	42,258	778,392
Assurant, Inc.	4,270	292,196
BOK Financial Corp.	9,453	567,558
Brandywine Realty Trust	39,059	624,163
CBL & Associates Pptys., Inc.	37,684	731,823
CIT Group, Inc.	9,642	461,177
Comerica, Inc.	14,024	656,884
DDR Corp.	23,580	432,929
Discover Financial Svcs.	15,475	1,013,458
Duke Realty Corp.	43,075	870,115
E*Trade Financial Corp.*	12,060	292,515
Equity Lifestyle Properties, Inc.	11,542	594,990
Everest Re Group Ltd.	5,234	891,350
Fifth Third Bancorp	39,312	800,982
First Niagara Financial Group, Inc.	64,348	542,454
General Growth Pptys., Inc.	25,394	714,333
Hartford Financial Svcs. Group, Inc.	24,173	1,007,772
Health Care REIT, Inc.	7,781	588,788
Highwoods Properties, Inc.	5,646	250,005
Home Properties, Inc.	12,147	796,843
Host Hotels & Resorts, Inc.	41,509	986,669
Huntington Bancshares, Inc.	34,269	360,510
iShares Russell Mid-Cap Value ETF	12,170	897,781

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

KeyCorp	66,023	917,720
Kilroy Realty Corp.	7,353	507,872
Lincoln National Corp.	17,743	1,023,239
Progressive Corp.	19,987	539,449
ProLogis, Inc.	16,555	712,362
Reinsurance Grp. of America, Inc.	10,423	913,263
RLJ Lodging Trust	24,389	817,763
Starwood Property Trust, Inc.	19,552	454,388
SVB Financial Group*	4,252	493,530
Vornado Realty Trust	11,850	1,394,864
Voya Financial, Inc.	23,104	979,148
Weyerhaeuser Co.	13,291	477,014
Zions Bancorporation	6,685	190,589

		30,613,447

HEALTH CARE (9.9%)
Agilent Technologies, Inc.	13,553	554,860
Boston Scientific Corp.*	62,696	830,722
Cardinal Health, Inc.	10,324	833,457
CareFusion Corp.*	12,553	744,895
CIGNA Corp.	9,494	977,028
HCA Hldgs., Inc.*	17,042	1,250,712
Hospira, Inc.*	11,230	687,838
Humana, Inc.	8,415	1,208,646
MEDNAX, Inc.*	10,581	699,510
Mylan, Inc.*	10,724	604,512
Zimmer Hldgs., Inc.	6,333	718,289

		9,110,469

INDUSTRIALS (8.1%)
Alaska Air Group, Inc.	15,686	937,395
AZZ, Inc.	5,247	246,189
L-3 Communications Hldgs., Inc.	9,004	1,136,395
Old Dominion Freight Line, Inc.*	16,601	1,288,902
Orbital Sciences Corp.*	22,861	614,732
Oshkosh Corp.	20,974	1,020,385
Snap-on, Inc.	3,786	517,698
Triumph Group, Inc.	16,724	1,124,187
United Rentals, Inc.*	5,617	572,990

		7,458,873

INFORMATION TECHNOLOGY (10.4%)
Analog Devices, Inc.	8,656	480,581
Avago Technologies Ltd.	9,317	937,197
Avnet, Inc.	15,350	660,357
Broadcom Corp. Cl A	14,910	646,050
Brocade Communications Systems, Inc.	19,928	235,948
CA, Inc.	32,517	990,143
Computer Sciences Corp.	10,916	688,254
F5 Networks, Inc.*	3,485	454,671
Fidelity Nat’l. Information Svcs., Inc.	8,412	523,226
Harris Corp.	8,034	577,002
Keysight Technologies, Inc.*	6,776	228,826
KLA-Tencor Corp.	3,281	230,720
Lam Research Corp.	7,219	572,755
Symantec Corp.	22,217	569,977
Western Digital Corp.	10,540	1,166,778
Xerox Corp.	44,632	618,600

		9,581,085

MATERIALS (7.7%)
CF Industries Hldgs., Inc.	2,466	672,084
Crown Hldgs., Inc.*	27,790	1,414,511
Eastman Chemical Co.	12,692	962,815
International Paper Co.	17,896	958,868
Packaging Corp. of America	20,673	1,613,528

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

RPM International, Inc.	10,723	543,763
TimkenSteel Corp.	14,847	549,784
Westlake Chemical Corp.	5,742	350,779

		7,066,132

UTILITIES (11.9%)
Ameren Corp.	21,241	979,847
Atmos Energy Corp.	15,423	859,678
Consolidated Edison, Inc.	12,187	804,464
Edison International	26,048	1,705,623
Entergy Corp.	7,566	661,874
FirstEnergy Corp.	16,744	652,849
Great Plains Energy, Inc.	33,163	942,161
ITC Hldgs. Corp.	20,779	840,095
Northeast Utilities	9,255	495,328
PPL Corp.	24,935	905,889
Public Svc. Enterprise Group, Inc.	22,660	938,351
Sempra Energy	5,909	658,026
Westar Energy, Inc.	12,007	495,169

		10,939,354

TOTAL COMMON STOCKS (Cost: $69,196,114) 96.3%		88,846,109

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.5%)
U.S. Treasury Bill	A-1+	0.09	07/23/15	500,000	499,746

U.S. GOVERNMENT AGENCIES (1.0%)
FHLB	A-1+	0.10	03/04/15	900,000	899,845

COMMERCIAL PAPER (2.0%)
Toyota Motor Credit Corp.	A-1+	0.11	01/09/15	1,000,000	999,976
Toyota Motor Credit Corp.	A-1+	0.14	02/06/15	850,000	849,881

					1,849,857

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $3,249,448) 3.5%					3,249,448

TOTAL INVESTMENTS (Cost: $72,445,562) 99.8%					92,095,557

OTHER NET ASSETS 0.2%					232,400

NET ASSETS 100.0%					$92,327,957

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (13.2%)
Aaron’s, Inc.	38,364	1,172,787
Abercrombie & Fitch Co. Cl A	42,549	1,218,603
Advance Auto Parts, Inc.	43,468	6,923,583
AMC Networks, Inc. Cl A*	35,169	2,242,727
American Eagle Outfitters, Inc.	104,113	1,445,088
ANN, Inc.*	27,192	991,964
Apollo Education Group, Inc.*	57,450	1,959,620
Ascena Retail Group, Inc.*	78,338	983,925
Big Lots, Inc.	31,793	1,272,356
Brinker International, Inc.	37,803	2,218,658
Brunswick Corp.	55,287	2,834,012
Cabela’s, Inc.*	28,328	1,493,169
Carter’s, Inc.	31,563	2,755,766
Cheesecake Factory, Inc.	27,378	1,377,387
Chico’s FAS, Inc.	90,964	1,474,526
Cinemark Hldgs., Inc.	61,938	2,203,754
CST Brands, Inc.	46,132	2,011,817
Deckers Outdoor Corp.*	20,602	1,875,606
Devry Education Group Inc.	34,190	1,622,999
Dick’s Sporting Goods, Inc.	58,353	2,897,226
Domino’s Pizza, Inc.	32,716	3,080,866
DreamWorks Animation SKG Cl A*	43,085	962,088
Foot Locker, Inc.	84,511	4,747,828
Gentex Corp.	86,949	3,141,467
Graham Hldgs. Co. Cl B	2,619	2,262,056
Guess?, Inc.	38,287	807,090
Hanesbrands, Inc.	59,415	6,631,902
HSN, Inc.	19,267	1,464,292
International Game Technology	147,038	2,536,406
International Speedway Corp. Cl A	16,628	526,276
Jarden Corp.*	106,414	5,095,102
Kate Spade & Co.*	75,604	2,420,084
KB Home	54,144	896,083
Life Time Fitness, Inc.*	21,408	1,212,121
Live Nation Entertainment, Inc.*	85,931	2,243,658
LKQ Corp.*	180,241	5,068,377
MDC Hldgs., Inc.	23,228	614,845
Meredith Corp.	21,680	1,177,658
Murphy USA, Inc.*	25,567	1,760,544
New York Times Co. Cl A	77,779	1,028,238
NVR, Inc.*	2,309	2,944,737
Office Depot, Inc.*	288,328	2,472,413
Panera Bread Co. Cl A*	15,239	2,663,777
Penney (J.C.) Co., Inc.*	181,322	1,174,967
Polaris Industries, Inc.	36,333	5,495,003
Rent-A-Center, Inc.	31,465	1,142,809
Service Corp. International	123,504	2,803,541
Signet Jewelers Ltd.	47,689	6,274,442
Sotheby’s	36,429	1,573,004
Tempur Sealy Int’l., Inc.*	36,230	1,989,389
The Wendy’s Co.	162,942	1,471,366
Thor Industries, Inc.	27,627	1,543,520
Time, Inc.	64,847	1,595,885
Toll Brothers, Inc.*	96,297	3,300,098
Tupperware Brands Corp.	29,960	1,887,480
Wiley (John) & Sons, Inc. Cl A	27,906	1,653,151
Williams-Sonoma, Inc.	50,940	3,855,139

		132,493,275

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

CONSUMER STAPLES (3.3%)
Church & Dwight Co., Inc.	79,568	6,270,754
Dean Foods Co.	55,805	1,081,501
Energizer Hldgs., Inc.	36,934	4,748,235
Flowers Foods, Inc.	109,879	2,108,578
Hain Celestial Group, Inc.*	60,026	3,498,916
Ingredion, Inc.	42,743	3,626,316
Lancaster Colony Corp.	11,546	1,081,167
Post Hldgs., Inc.*	26,683	1,117,751
SUPERVALU, Inc.*	122,694	1,190,132
Tootsie Roll Industries, Inc.	11,867	363,724
TreeHouse Foods, Inc.*	25,176	2,153,303
United Natural Foods, Inc.*	29,673	2,294,465
WhiteWave Foods Co. Cl A*	103,706	3,628,673

		33,163,515

ENERGY (3.9%)
Atwood Oceanics, Inc.	35,599	1,009,944
California Resources Corp.*	180,576	994,974
CARBO Ceramics, Inc.	11,676	467,624
Dresser-Rand Group, Inc.*	45,590	3,729,262
Dril-Quip, Inc.*	23,477	1,801,390
Energen Corp.	43,540	2,776,110
Gulfport Energy Corp.*	50,873	2,123,439
Helix Energy Solutions Group*	58,410	1,267,497
HollyFrontier Corp.	116,421	4,363,459
Oceaneering Int’l., Inc.	62,460	3,673,273
Oil States International, Inc.*	31,626	1,546,511
Patterson-UTI Energy, Inc.	87,084	1,444,724
Peabody Energy Corp.	160,519	1,242,417
Rosetta Resources, Inc.*	36,573	815,944
Rowan Companies PLC Cl A	74,074	1,727,406
SM Energy Co.	40,091	1,546,711
Superior Energy Services, Inc.	90,510	1,823,777
Tidewater, Inc.	29,577	958,591
Unit Corp.*	27,421	935,056
Western Refining, Inc.	43,404	1,639,803
World Fuel Services Corp.	42,673	2,002,644
WPX Energy, Inc.*	120,962	1,406,788

		39,297,344

FINANCIALS (22.7%)
Alexander & Baldwin, Inc.	26,969	1,058,803
Alexandria Real Estate Equities, Inc.	42,829	3,800,645
Alleghany Corp.*	9,579	4,439,867
American Campus Communities, Inc.	62,522	2,585,910
American Financial Group, Inc.	43,902	2,665,729
Aspen Insurance Hldgs. Ltd.	37,016	1,620,190
Associated Banc-Corp.	89,559	1,649,677
Astoria Financial Corp.	52,232	697,820
BancorpSouth, Inc.	50,868	1,145,039
Bank of Hawaii Corp.	26,097	1,547,813
Berkley (W.R.) Corp.	60,394	3,095,796
BioMed Realty Trust, Inc.	117,423	2,529,291
Brown & Brown, Inc.	70,118	2,307,583
Camden Property Trust	51,366	3,792,865
Cathay General Bancorp	44,089	1,128,238
CBOE Holdings, Inc.	50,200	3,183,684
City National Corp.	28,521	2,304,782
Commerce Bancshares, Inc.	49,255	2,142,085
Corporate Office Pptys. Trust	55,030	1,561,201
Corrections Corp. of America	69,279	2,517,599
Cullen/Frost Bankers, Inc.	32,631	2,305,054
Duke Realty Corp.	203,247	4,105,589
East West Bancorp, Inc.	85,384	3,305,215
Eaton Vance Corp.	70,339	2,878,975
Equity One, Inc.	45,664	1,158,039
Everest Re Group Ltd.	26,913	4,583,284

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

Extra Space Storage, Inc.	65,607	3,847,194
Federal Realty Investment Trust	40,525	5,408,467
Federated Investors, Inc. Cl B	56,656	1,865,682
First American Financial Corp.	64,073	2,172,075
First Horizon National Corp.	139,922	1,900,141
First Niagara Financial Group, Inc.	210,519	1,774,675
FirstMerit Corp.	98,213	1,855,244
Fulton Financial Corp.	110,029	1,359,958
Gallagher (Arthur J.) & Co.	95,982	4,518,833
Hancock Hldg. Co.	48,516	1,489,441
Hanover Insurance Group, Inc.	26,272	1,873,719
HCC Insurance Hldgs., Inc.	57,576	3,081,468
Highwoods Properties, Inc.	54,459	2,411,445
Home Properties, Inc.	34,121	2,238,338
Hospitality Properties Trust	89,157	2,763,867
International Bancshares Corp.	34,714	921,310
Janus Capital Group, Inc.	87,395	1,409,681
Jones Lang LaSalle, Inc.	26,659	3,996,984
Kemper Corp.	29,759	1,074,597
Kilroy Realty Corp.	49,907	3,447,076
Lamar Advertising Co. Cl A	47,680	2,557,555
LaSalle Hotel Propertie	66,474	2,690,203
Liberty Property Trust	88,354	3,324,761
Mack-Cali Realty Corp.	49,778	948,769
Mercury General Corp.	21,604	1,224,299
Mid-America Apt. Communities, Inc.	44,761	3,342,751
MSCI, Inc. Cl A	66,790	3,168,518
National Retail Pptys., Inc.	78,445	3,088,380
New York Community Bancorp, Inc.	263,281	4,212,496
Old Republic Int’l. Corp.	144,310	2,111,255
Omega Healthcare Investors, Inc.	75,791	2,961,154
PacWest Bancorp	57,586	2,617,860
Potlatch Corp.	24,146	1,010,993
Primerica, Inc.	31,607	1,714,996
Prosperity Bancshares, Inc.	35,688	1,975,688
Protective Life Corp.	46,999	3,273,480
Raymond James Financial, Inc.	74,932	4,292,854
Rayonier, Inc.	75,374	2,105,950
Realty Income Corp.	132,450	6,319,190
Regency Centers Corp.	55,461	3,537,303
Reinsurance Grp. of America, Inc.	40,860	3,580,153
RenaissanceRe Hldgs. Ltd.	22,971	2,233,930
SEI Investments Co.	77,617	3,107,785
Senior Housing Pptys. Trust	121,267	2,681,213
Signature Bank*	29,926	3,769,479
SL Green Realty Corp	57,407	6,832,581
SLM Corp.	251,693	2,564,752
StanCorp Financial Group, Inc.	25,005	1,746,849
SVB Financial Group*	30,192	3,504,385
Synovus Financial Corp.	81,230	2,200,521
Tanger Factory Outlet Centers, Inc.	57,039	2,108,161
Taubman Centers, Inc.	37,663	2,878,206
TCF Financial Corp.	99,880	1,587,093
Trustmark Corp.	40,149	985,256
UDR, Inc.	151,564	4,671,202
Umpqua Hldgs. Corp.	128,860	2,191,909
Valley National Bancorp	130,803	1,270,097
Waddell & Reed Financial, Inc. Cl A	49,732	2,477,648
Washington Federal, Inc.	58,396	1,293,471
Washington Prime Group, Inc.	92,288	1,589,199
Webster Financial Corp.	53,758	1,748,748
Weingarten Realty Investors	67,055	2,341,561

		227,363,622

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

HEALTH CARE (10.0%)
Align Technology, Inc.*	42,979	2,402,956
Allscripts Healthcare Solutions, Inc.*	100,784	1,287,012
Bio-Rad Laboratories, Inc. Cl A*	12,229	1,474,328
Bio-Techne Corp.	22,052	2,037,605
Centene Corporation*	34,896	3,623,950
Charles River Laboratories Int’l., Inc.*	27,908	1,776,065
Community Health Systems, Inc.*	69,066	3,724,039
Cooper Companies, Inc.	28,717	4,654,739
Covance, Inc.*	33,655	3,494,735
Cubist Pharmaceuticals, Inc.*	45,379	4,567,396
Endo International PLC*	91,426	6,593,643
Halyard Health, Inc.*	27,678	1,258,519
Health Net, Inc.*	46,181	2,472,069
Hill-Rom Hldgs., Inc.	34,211	1,560,706
HMS Hldgs. Corp.*	52,229	1,104,121
Hologic, Inc.*	144,198	3,855,855
IDEXX Laboratories, Inc.*	28,385	4,208,644
LifePoint Hospitals, Inc.*	26,900	1,934,379
MEDNAX, Inc.*	59,726	3,948,486
Mettler-Toledo Int’l., Inc.*	16,979	5,135,468
Omnicare, Inc.	58,220	4,245,985
Owens & Minor, Inc.	37,519	1,317,292
ResMed, Inc.	83,077	4,657,297
Salix Pharmaceuticals Ltd.*	37,902	4,356,456
Schein (Henry), Inc.*	50,089	6,819,617
Sirona Dental Systems, Inc.*	32,917	2,875,958
STERIS Corp.	35,226	2,284,406
Teleflex, Inc.	24,682	2,833,987
Thoratec Corp.*	32,713	1,061,864
United Therapeutics Corp.*	28,257	3,658,999
VCA Inc.*	50,036	2,440,256
WellCare Health Plans, Inc.*	26,114	2,142,915

		99,809,747

INDUSTRIALS (14.7%)
Acuity Brands, Inc.	25,796	3,613,246
AECOM Technology Corp.*	91,585	2,781,436
AGCO Corp.	49,783	2,250,192
Alaska Air Group, Inc.	78,252	4,676,340
Alliant TechSystems, Inc.	18,993	2,207,936
B/E Aerospace, Inc.*	62,634	3,634,025
Carlisle Cos., Inc.	38,166	3,444,100
CLARCOR, Inc.	29,817	1,987,005
Clean Harbors, Inc.*	32,448	1,559,126
Con-way, Inc.	34,406	1,692,087
Copart, Inc.*	67,629	2,467,782
Corporate Executive Board Co.	20,009	1,451,253
Crane Co.	29,469	1,729,830
Deluxe Corp.	29,545	1,839,176
Donaldson Co., Inc.	75,953	2,934,064
Donnelley (R.R.) & Sons Co.	118,838	1,997,073
Esterline Technologies Corp.*	18,997	2,083,591
Exelis, Inc.	111,075	1,947,145
Fortune Brands Home & Security, Inc.	93,830	4,247,684
FTI Consulting, Inc.*	24,527	947,478
GATX Corp.	26,289	1,512,669
Genesee & Wyoming, Inc. Cl A*	30,445	2,737,614
Graco, Inc.	35,371	2,836,047
Granite Construction, Inc.	21,424	814,540
Harsco Corp.	47,806	903,055
HNI Corp.	26,406	1,348,290
Hubbell, Inc. Cl B	32,309	3,451,570
Hunt (J.B.) Transport Svcs., Inc.	55,101	4,642,259
Huntington Ingalls Industries, Inc.	28,679	3,225,240
IDEX Corp.	47,224	3,675,916

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

ITT Corp.	54,483	2,204,382
JetBlue Airways Corp*	145,795	2,312,309
KBR, Inc.	86,291	1,462,632
Kennametal, Inc.	47,051	1,683,955
Kirby Corp.*	33,937	2,740,073
KLX, Inc.*	31,319	1,291,888
Landstar System, Inc.	26,608	1,929,878
Lennox International, Inc.	26,287	2,499,105
Lincoln Electric Hldgs., Inc.	46,215	3,192,994
Manpowergroup, Inc.	47,008	3,204,535
Miller (Herman), Inc.	35,664	1,049,592
MSA Safety, Inc.	18,639	989,545
MSC Industrial Direct Co., Inc. Cl A	30,046	2,441,238
Nordson Corp.	34,902	2,720,960
NOW, Inc.*	63,681	1,638,512
Old Dominion Freight Line, Inc.*	40,488	3,143,488
Oshkosh Corp.	47,465	2,309,172
Regal-Beloit Corp.	26,580	1,998,816
Rollins, Inc.	38,085	1,260,614
Smith (A.O.) Corp.	44,739	2,523,727
SPX Corp.	24,429	2,098,940
Terex Corp.	64,474	1,797,535
Timken Co.	44,310	1,891,151
Towers Watson & Co. Cl A	41,597	4,707,532
Trinity Industries, Inc.	92,571	2,592,914
Triumph Group, Inc.	30,208	2,030,582
Valmont Industries, Inc.	14,664	1,862,328
Wabtec Corp.	57,332	4,981,577
Waste Connections, Inc.	73,825	3,247,562
Watsco, Inc.	16,254	1,739,178
Werner Enterprises, Inc.	26,502	825,537
Woodward, Inc.	34,720	1,709,266

		146,719,286

INFORMATION TECHNOLOGY (17.2%)
3D Systems Corp.*	62,182	2,043,922
ACI Worldwide, Inc.*	68,362	1,378,862
Acxiom Corp.*	45,806	928,488
Advanced Micro Devices, Inc.*	376,505	1,005,268
Advent Software, Inc.	26,445	810,275
ANSYS, Inc.*	54,665	4,482,530
AOL, Inc.*	46,325	2,138,825
ARRIS Group, Inc.*	78,362	2,365,749
Arrow Electronics, Inc.*	57,639	3,336,722
Atmel Corp.*	248,479	2,085,981
Avnet, Inc.	81,515	3,506,775
Belden, Inc.	25,467	2,007,054
Broadridge Financial Solutions, Inc.	71,384	3,296,513
Cadence Design Systems, Inc.*	174,106	3,302,791
CDK Global, Inc.	95,542	3,894,292
Ciena Corp.*	63,384	1,230,283
Cognex Corp*	51,774	2,139,819
CommVault Systems, Inc.*	25,587	1,322,592
Convergys Corp.	59,684	1,215,763
CoreLogic, Inc.*	53,377	1,686,179
Cree, Inc.*	71,045	2,289,070
Cypress Semiconductor Corp.	88,230	1,259,924
Diebold, Inc.	38,440	1,331,562
DST Systems, Inc.	17,430	1,641,035
Equinix, Inc.	32,472	7,362,377
FactSet Research Systems, Inc.	23,059	3,245,554
Fair Isaac Corp.	19,096	1,380,641
Fairchild Semiconductor Int’l., Inc.*	70,643	1,192,454
FEI Company	24,714	2,232,910
Fortinet, Inc.*	82,365	2,525,311

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

Gartner, Inc.*	52,384	4,411,257
Global Payments, Inc.	40,230	3,247,768
Henry (Jack) & Associates, Inc.	48,640	3,022,490
Informatica Corp.*	64,637	2,464,932
Ingram Micro, Inc. Cl A*	92,748	2,563,555
Integrated Device Technology, Inc.*	88,415	1,732,934
InterDigital, Inc.	22,104	1,169,302
International Rectifier Corp.*	42,548	1,697,665
Intersil Corp. Cl A	77,033	1,114,668
IPG Photonics Corp.*	21,105	1,581,187
Itron, Inc.*	23,196	980,959
Jabil Circuit, Inc.	115,028	2,511,061
JDS Uniphase Corp.*	137,621	1,888,160
Keysight Technologies, Inc.*	99,626	3,364,370
Knowles Corp.*	50,581	1,191,183
Leidos Hldgs., Inc.	37,006	1,610,501
Lexmark International, Inc. Cl A	36,754	1,516,838
Mentor Graphics Corp.	58,191	1,275,547
National Instruments Corp.	59,951	1,863,877
NCR Corp.*	100,161	2,918,692
NeuStar, Inc. Cl A*	32,585	905,863
Plantronics, Inc.	25,531	1,353,654
Polycom, Inc.*	81,178	1,095,903
PTC, Inc.*	68,992	2,528,557
Rackspace Hosting, Inc.*	70,869	3,317,378
RF Micro Devices, Inc.*	346,058	5,741,102
Riverbed Technology, Inc.*	92,257	1,882,965
Rovi Corp.*	56,344	1,272,811
Science Applications Int’l. Corp.	24,052	1,191,296
Semtech Corp.*	39,703	1,094,612
Silicon Laboratories, Inc.*	23,443	1,116,356
Skyworks Solutions, Inc.	113,399	8,245,236
SolarWinds, Inc.*	39,140	1,950,346
Solera Hldgs., Inc.	40,580	2,076,884
SunEdison, Inc.*	149,885	2,924,256
Synopsys, Inc.*	92,683	4,028,930
Tech Data Corp.*	22,754	1,438,735
Teradyne, Inc.	128,768	2,548,319
Trimble Navigation Ltd.*	154,053	4,088,567
Tyler Technologies TYL*	19,717	2,157,828
Ultimate Software Group, Inc.*	16,874	2,477,356
VeriFone Systems, Inc.*	67,325	2,504,490
Vishay Intertechnology, Inc.	80,688	1,141,735
WEX, Inc.*	23,058	2,280,897
Zebra Technologies Corp. Cl A*	30,287	2,344,517

		172,475,060

MATERIALS (7.2%)
Albemarle Corp.	46,541	2,798,510
AptarGroup, Inc.	38,500	2,573,340
Ashland, Inc.	37,959	4,545,970
Bemis Co., Inc.	59,408	2,685,836
Cabot Corp.	38,164	1,673,873
Carpenter Technology Corp.	31,666	1,559,551
Cliffs Natural Resources, Inc.	90,185	643,921
Commercial Metals Co.	70,279	1,144,845
Compass Minerals Int’l., Inc.	20,052	1,741,115
Cytec Industries, Inc.	42,869	1,979,262
Domtar Corp.	38,345	1,542,236
Eagle Materials, Inc.	29,895	2,272,917
Greif, Inc. Cl A	20,160	952,157
Louisiana-Pacific Corp.*	84,585	1,400,728
Minerals Technologies, Inc.	20,524	1,425,392
NewMarket Corp.	6,335	2,556,363
Olin Corp.	46,509	1,059,010

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

Packaging Corp. of America	58,516	4,567,174
PolyOne Corp.	54,073	2,049,907
Reliance Steel & Aluminum Co.	46,438	2,845,256
Rock-Tenn Co. Cl A	83,300	5,079,634
Royal Gold, Inc.	38,778	2,431,381
RPM International, Inc.	79,390	4,025,867
Scotts Miracle-Gro Co. Cl A	26,321	1,640,325
Sensient Technologies Corp.	28,643	1,728,319
Silgan Hldgs., Inc.	25,938	1,390,277
Sonoco Products Co.	60,228	2,631,964
Steel Dynamics, Inc.	142,996	2,822,741
TimkenSteel Corp.	22,951	849,876
United States Steel Corp.	86,814	2,321,406
Valspar Corp.	45,341	3,921,090
Worthington Industries, Inc.	30,141	906,943

		71,767,186

TELECOMMUNICATION SERVICES (0.2%)
Telephone & Data Systems, Inc.	58,404	1,474,701

UTILITIES (4.7%)
Alliant Energy Corp.	65,984	4,382,657
Aqua America, Inc.	105,060	2,805,102
Atmos Energy Corp.	59,713	3,328,403
Black Hills Corp.	26,560	1,408,742
Cleco Corp.	35,911	1,958,586
Great Plains Energy, Inc.	91,514	2,599,913
Hawaiian Electric Industries, Inc.	61,003	2,042,380
Idacorp, Inc.	29,899	1,979,015
MDU Resources Group	115,453	2,713,146
National Fuel Gas Co.	50,075	3,481,715
OGE Energy Corp.	118,553	4,206,260
ONE Gas, Inc.	30,961	1,276,212
PNM Resources, Inc.	47,378	1,403,810
Questar Corp.	104,241	2,635,212
UGI Corp.	102,556	3,895,077
Vectren Corp.	49,093	2,269,569
Westar Energy, Inc.	77,762	3,206,905
WGL Hldgs., Inc.	29,509	1,611,782

		47,204,486

TOTAL INDEXED ASSETS - COMMON STOCKS (Cost: $690,724,952) 97.1%		971,768,222

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.7%)
U.S. Treasury Bill (1)	A-1+	0.01	03/05/15	2,400,000	2,399,937
U.S. Treasury Bill (1)	A-1+	0.10	06/18/15	5,000,000	4,997,608

					7,397,545

COMMERCIAL PAPER (2.4%)
Emerson Electric Co.†	A-1	0.14	03/30/15	1,000,000	999,658
Exxon Mobil Corp.	A-1+	0.12	01/21/15	10,000,000	9,999,333
Intercontinental Exchange, Inc.†	A-1	0.17	01/06/15	1,300,000	1,299,969
Piedmont Natural Gas Co.†	A-1	0.18	01/06/15	1,500,000	1,499,963
Toyota Motor Credit Corp.	A-1+	0.13	01/28/15	10,000,000	9,999,025

					23,797,948

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $31,195,493) 3.1%					31,195,493

TEMPORARY CASH INVESTMENTS (2) (Cost: $100,000) 0.0% (3)					100,000

TOTAL INVESTMENTS (Cost: $722,020,445) 100.2%					1,003,063,715

OTHER NET ASSETS -0.2%					(2,435,125)

NET ASSETS 100.0%					$1,000,628,590

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
COMMON STOCKS:
FINANCIALS (95.6%)
iShares Core MSCI Europe ETF	19,229	841,076
iShares Core MSCI Pacific ETF	10,218	483,107
iShares MSCI EAFE ETF	1,136,525	69,146,181
iShares MSCI EAFE Growth ETF	287,839	18,939,806
iShares MSCI EAFE Small-Cap ETF	177,935	8,311,344
iShares MSCI EAFE Value ETF	365,047	18,628,348
iShares MSCI Emerging Markets ETF	169,437	9,595,217
Vanguard FTSE Developed Markets ETF	2,416,800	91,548,386
Vanguard FTSE Europe ETF	424,630	22,254,858
Vanguard FTSE Pacific ETF	220,480	12,578,384

		252,326,707

TOTAL COMMON STOCKS (Cost: $249,366,368) 95.7%		252,326,707

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (2.0%)
U.S. Treasury Bill	A-1+	0.09	06/25/15	3,000,000	2,998,687
U.S. Treasury Bill	A-1+	0.09	07/23/15	2,400,000	2,398,782

					5,397,469

COMMERCIAL PAPER (2.3%)
Toyota Motor Credit Corp.	A-1+	0.11	01/13/15	1,000,000	999,963
Toyota Motor Credit Corp.	A-1+	0.14	02/20/15	5,000,000	4,999,028

					5,998,991

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $11,396,460) 4.3%					11,396,460

TOTAL INVESTMENTS (Cost: $260,762,828) 100.0%					263,723,167

OTHER NET ASSETS 0.0% (3)					110,408

NET ASSETS 100.0%					$263,833,575

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (7.6%)
Amazon.com, Inc.*	4,186	1,299,125
AutoZone, Inc.*	1,117	691,546
Discovery Communications, Inc. Cl A*	6,512	224,338
Discovery Communications, Inc. Cl C*	6,512	219,585
Disney (Walt) Co.	19,331	1,820,787
Dollar Tree, Inc.*	4,736	333,320
Ford Motor Co.	28,832	446,896
General Motors Co.	13,723	479,070
Home Depot, Inc.	13,072	1,372,168
Johnson Controls, Inc.	7,051	340,845
Macy’s, Inc.	13,345	877,434
McDonald’s Corp.	11,005	1,031,169
Priceline Group Inc.*	433	493,711
Starbucks Corp.	14,254	1,169,541
Target Corp.	13,267	1,007,098
Time Warner Cable, Inc.	7,231	1,099,546
Time Warner, Inc.	12,173	1,039,818
Viacom, Inc. Cl B	8,691	653,998

		14,599,995

CONSUMER STAPLES (5.4%)
Coca-Cola Co.	18,383	776,130
Colgate-Palmolive Co.	10,234	708,090
Constellation Brands, Inc. Cl A*	10,942	1,074,176
Estee Lauder Cos., Inc. Cl A	9,757	743,483
Mead Johnson Nutrition Co.	4,122	414,426
Mondelez International, Inc. Cl A	15,121	549,270
PepsiCo, Inc.	11,994	1,134,153
Philip Morris Int’l., Inc.	7,965	648,749
Proctor & Gamble Co.	20,662	1,882,102
Sysco Corp.	14,710	583,840
Tyson Foods, Inc. Cl A	12,429	498,279
Wal-Mart Stores, Inc.	16,847	1,446,820

		10,459,518

ENERGY (5.1%)
Anadarko Petroleum Corp.	9,324	769,230
Apache Corp.	6,381	399,897
California Resources Corp.*	4,019	22,145
Chevron Corp.	8,510	954,652
EOG Resources, Inc.	9,137	841,244
Exxon Mobil Corp.	34,436	3,183,608
Halliburton Co.	21,212	834,268
Hess Corp.	6,173	455,691
National Oilwell Varco, Inc.	9,544	625,418
Noble Energy, Inc.	16,340	775,006
Occidental Petroleum Corp.	10,048	809,969
Range Resources Corp.	5,361	286,545

		9,957,673

FINANCIALS (9.4%)
American Int’l. Group, Inc.	19,438	1,088,722
Aon PLC	6,214	589,274
Bank of America Corp.	71,077	1,271,568
Berkshire Hathaway, Inc. Cl B*	8,022	1,204,503
Capital One Financial Corp.	19,282	1,591,729
Citigroup, Inc.	18,717	1,012,777
Comerica, Inc.	13,471	630,982
Franklin Resources, Inc.	7,434	411,621
Goldman Sachs Group, Inc.	6,635	1,286,062
Host Hotels & Resorts, Inc.	26,697	634,588

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

JPMorgan Chase & Co.	42,616	2,666,909
MetLife, Inc.	19,364	1,047,399
PNC Financial Svcs. Grp., Inc.	8,643	788,501
Simon Property Group, Inc.	6,905	1,257,470
Wells Fargo & Co.	41,555	2,278,045
Zions Bancorporation	18,456	526,181

		18,286,331

HEALTH CARE (9.1%)
Abbott Laboratories	19,877	894,863
Actavis PLC*	2,956	760,904
Allergan, Inc.	2,744	583,347
Biogen Idec, Inc.*	2,876	976,258
Celgene Corp.*	10,935	1,223,189
Cerner Corp.*	5,307	343,151
Covidien PLC	11,804	1,207,313
Express Scripts Hldg. Co.*	8,293	702,168
Gilead Sciences, Inc.*	16,070	1,514,758
Humana, Inc.	2,915	418,681
McKesson Corp.	3,527	732,135
Medtronic, Inc.	8,024	579,333
Merck & Co., Inc.	29,654	1,684,051
Mylan, Inc.*	28,914	1,629,882
Pfizer, Inc.	67,135	2,091,255
St. Jude Medical, Inc.	5,447	354,218
Stryker Corp.	7,260	684,836
UnitedHealth Group, Inc.	8,349	844,000
Vertex Pharmaceuticals, Inc.*	3,560	422,928

		17,647,270

INDUSTRIALS (6.5%)
Boeing Co.	14,247	1,851,825
Cummins, Inc.	7,237	1,043,358
Delta Air Lines, Inc.	16,346	804,060
Expeditors Int’l. of Wash.	13,292	592,956
FedEx Corp.	7,248	1,258,688
General Electric Co.	63,173	1,596,382
Precision Castparts Corp.	5,682	1,368,680
Roper Industries, Inc.	14,431	2,256,287
Tyco International PLC	12,755	559,434
Union Pacific Corp.	10,139	1,207,859

		12,539,529

INFORMATION TECHNOLOGY (11.3%)
Analog Devices, Inc.	8,090	449,157
Apple, Inc.	51,026	5,632,249
Automatic Data Processing, Inc.	8,649	721,067
Broadcom Corp. Cl A	10,110	438,066
Cisco Systems, Inc.	38,347	1,066,622
F5 Networks, Inc.*	2,580	336,600
Facebook, Inc. Cl A*	13,726	1,070,903
Google, Inc. Cl A*	1,934	1,026,296
Google, Inc. Cl C*	1,934	1,018,058
Intel Corp.	19,711	715,312
KLA-Tencor Corp.	4,314	303,360
MasterCard, Inc. Cl A	10,899	939,058
Micron Technology, Inc.*	14,207	497,387
Microsoft Corp.	44,000	2,043,800
NetApp, Inc.	2,353	97,532
Oracle Corp.	27,405	1,232,403
QUALCOMM, Inc.	15,668	1,164,602
Salesforce.com, inc.*	24,335	1,443,309
Teradata Corp.*	8,075	352,716
Texas Instruments, Inc.	9,506	508,238
Yahoo!, Inc.*	15,055	760,428

		21,817,163

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

MATERIALS (1.8%)
Ball Corp.	11,467	781,705
CF Industries Hldgs., Inc.	2,086	568,518
Dow Chemical Co.	15,429	703,717
Eastman Chemical Co.	12,151	921,775
FMC Corp.	3,568	203,483
Freeport-McMoRan Copper & Gold, Inc.	15,739	367,663

		3,546,861

TELECOMMUNICATION SERVICES (1.0%)
AT&T, Inc.	36,824	1,236,918
Verizon Communications, Inc.	15,780	738,188

		1,975,106

UTILITIES (1.8%)
Ameren Corp.	4,447	205,140
Dominion Resources, Inc.	13,183	1,013,773
Edison International	7,625	499,285
PPL Corp.	8,459	307,315
Public Svc. Enterprise Group, Inc.	14,857	615,228
Sempra Energy	6,936	772,393

		3,413,134

TOTAL COMMON STOCKS (Cost: $70,914,200) 59.0%		114,242,580

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (8.7%)
U.S. Treasury Note	AA+	0.63	12/31/16	400,000	399,469
U.S. Treasury Note	AA+	1.50	10/31/19	1,000,000	993,906
U.S. Treasury Note	AA+	2.00	11/30/20	250,000	252,188
U.S. Treasury Strip	AA+	0.00	11/15/16	1,000,000	830,329
U.S. Treasury Strip	AA+	0.00	08/15/21	300,000	262,361
U.S. Treasury Strip	AA+	0.00	11/15/21	7,050,000	6,118,168
U.S. Treasury Strip	AA+	0.00	08/15/28	6,000,000	4,223,818
U.S. Treasury Strip	AA+	0.00	08/15/29	5,500,000	3,755,664

					16,835,903

U.S. GOVERNMENT AGENCIES (12.7%)
MORTGAGE-BACKED OBLIGATIONS (12.5%)
FHARM	AA+	2.38	04/01/37	67,930	72,755
FHARM	AA+	2.38	09/01/39	50,783	54,236
FHARM	AA+	5.24	02/01/36	47,582	50,651
FHARM	AA+	5.43	05/01/37	33,100	34,722
FHARM	AA+	5.77	03/01/37	16,452	17,474
FHLMC	AA+	2.50	09/01/27	394,058	401,870
FHLMC	AA+	3.00	06/01/27	215,785	224,556
FHLMC	AA+	3.00	08/01/27	321,624	334,228
FHLMC	AA+	3.00	10/15/37	322,351	328,259
FHLMC	AA+	3.00	11/01/42	294,943	298,383
FHLMC	AA+	3.00	04/01/43	383,022	387,959
FHLMC	AA+	3.50	01/01/43	435,480	453,501
FHLMC	AA+	4.00	02/01/25	73,746	78,516
FHLMC	AA+	4.00	03/01/41	287,993	307,357
FHLMC	AA+	4.00	07/01/41	274,004	294,918
FHLMC	AA+	4.00	11/01/42	216,173	231,334
FHLMC	AA+	4.00	01/01/43	363,569	389,719
FHLMC	AA+	4.00	01/01/44	332,141	355,594
FHLMC	AA+	4.50	08/01/34	68,093	74,240
FHLMC	AA+	4.50	08/15/35	82,365	89,081
FHLMC	AA+	4.50	02/01/44	327,565	356,676

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

FHLMC	AA+	5.00	02/01/26	37,262	41,080
FHLMC	AA+	5.00	10/01/40	514,838	570,265
FHLMC	AA+	5.50	07/01/32	74,386	83,452
FHLMC	AA+	5.50	05/01/33	128,058	143,936
FHLMC	AA+	5.50	06/01/37	145,447	163,029
FHLMC	AA+	6.00	03/15/32	64,999	70,939
FHLMC Strip	AA+	3.00	01/15/43	449,393	448,215
FNMA	AA+	2.42	05/01/43	446,440	446,935
FNMA	AA+	3.00	06/01/33	444,308	459,444
FNMA	AA+	3.00	09/01/33	366,959	379,023
FNMA	AA+	3.00	12/01/42	426,693	427,752
FNMA	AA+	3.00	02/01/43	240,971	244,009
FNMA	AA+	3.00	03/01/43	460,690	467,250
FNMA	AA+	3.50	03/25/28	321,743	335,773
FNMA	AA+	3.50	08/01/38	334,487	350,283
FNMA	AA+	3.50	10/01/41	219,259	229,294
FNMA	AA+	3.50	11/01/41	368,798	385,226
FNMA	AA+	3.50	12/01/41	367,079	383,879
FNMA	AA+	3.50	04/01/42	418,259	437,976
FNMA	AA+	3.50	04/01/42	521,418	544,422
FNMA	AA+	3.50	08/01/42	475,125	495,973
FNMA	AA+	3.50	10/01/42	360,351	376,061
FNMA	AA+	3.50	01/01/44	209,530	215,079
FNMA	AA+	4.00	05/01/19	45,527	48,246
FNMA	AA+	4.00	07/25/26	456,556	486,291
FNMA	AA+	4.00	01/01/31	319,374	344,322
FNMA	AA+	4.00	11/01/40	286,439	306,201
FNMA	AA+	4.00	05/01/41	250,549	267,451
FNMA	AA+	4.00	08/01/42	373,368	398,950
FNMA	AA+	4.50	05/01/18	40,624	42,675
FNMA	AA+	4.50	05/01/30	117,837	128,605
FNMA	AA+	4.50	04/01/31	148,520	162,149
FNMA	AA+	4.50	08/01/33	62,583	68,205
FNMA	AA+	4.50	09/01/33	119,724	130,446
FNMA	AA+	4.50	06/01/34	89,502	97,661
FNMA	AA+	4.50	08/01/35	73,578	79,847
FNMA	AA+	4.50	12/01/35	80,846	88,197
FNMA	AA+	4.50	05/01/39	104,736	114,520
FNMA	AA+	4.50	05/01/39	177,059	194,294
FNMA	AA+	4.50	05/01/40	133,716	145,363
FNMA	AA+	5.00	04/01/18	91,853	96,781
FNMA	AA+	5.00	06/01/33	126,098	139,699
FNMA	AA+	5.00	10/01/33	116,325	129,665
FNMA	AA+	5.00	11/01/33	338,673	375,137
FNMA	AA+	5.00	11/01/33	82,234	91,113
FNMA	AA+	5.00	03/01/34	45,326	50,200
FNMA	AA+	5.00	04/01/34	66,627	74,257
FNMA	AA+	5.00	09/01/35	51,303	56,865
FNMA	AA+	5.00	11/25/35	170,450	181,958
FNMA	AA+	5.00	08/01/37	389,296	430,269
FNMA	AA+	5.00	05/01/39	157,188	174,230
FNMA	AA+	5.00	06/01/40	80,476	89,140
FNMA	AA+	5.50	04/01/17	4,904	5,178
FNMA	AA+	5.50	05/01/17	1,575	1,662
FNMA	AA+	5.50	06/01/17	2,547	2,691
FNMA	AA+	5.50	03/01/34	25,978	29,029
FNMA	AA+	5.50	05/01/34	290,181	327,451
FNMA	AA+	5.50	07/01/34	75,044	84,418
FNMA	AA+	5.50	09/01/34	45,106	50,877
FNMA	AA+	5.50	09/01/34	141,412	159,376
FNMA	AA+	5.50	10/01/34	53,200	60,054

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

FNMA	AA+	5.50	02/01/35	60,504	67,914
FNMA	AA+	5.50	02/01/35	111,784	126,769
FNMA	AA+	5.50	08/01/35	41,302	46,608
FNMA	AA+	5.50	08/01/37	19,895	22,231
FNMA	AA+	5.50	11/01/38	37,141	40,383
FNMA	AA+	5.50	06/01/48	45,320	49,209
FNMA	AA+	6.00	03/01/17	2,252	2,338
FNMA	AA+	6.00	05/01/23	34,144	38,876
FNMA	AA+	6.00	04/01/32	24,145	27,366
FNMA	AA+	6.00	04/01/32	17,808	20,297
FNMA	AA+	6.00	05/01/32	22,874	26,189
FNMA	AA+	6.00	04/01/33	124,925	143,011
FNMA	AA+	6.00	05/01/33	70,670	80,625
FNMA	AA+	6.00	06/01/34	43,763	49,575
FNMA	AA+	6.00	09/01/34	24,290	27,744
FNMA	AA+	6.00	10/01/34	50,346	57,389
FNMA	AA+	6.00	11/01/34	14,129	16,010
FNMA	AA+	6.00	12/01/36	74,418	85,533
FNMA	AA+	6.00	01/01/37	67,867	77,969
FNMA	AA+	6.00	04/01/37	27,765	30,482
FNMA	AA+	6.00	05/01/37	17,517	19,231
FNMA	AA+	6.00	06/01/37	33,490	36,749
FNMA	AA+	6.00	10/25/44	121,747	141,797
FNMA	AA+	6.00	02/25/47	119,808	134,686
FNMA	AA+	6.00	12/25/49	83,691	92,924
FNMA	AA+	6.50	09/01/16	1,699	1,739
FNMA	AA+	6.50	03/01/17	6,178	6,396
FNMA	AA+	6.50	05/01/17	1,716	1,736
FNMA	AA+	6.50	06/01/17	9,784	10,173
FNMA	AA+	6.50	05/01/32	15,363	17,495
FNMA	AA+	6.50	05/01/32	26,464	30,138
FNMA	AA+	6.50	07/01/32	4,315	4,914
FNMA	AA+	6.50	07/01/34	42,700	48,697
FNMA	AA+	6.50	05/01/37	74,290	85,983
FNMA	AA+	6.50	09/01/37	30,894	37,064
FNMA	AA+	7.00	09/01/31	17,917	20,362
FNMA	AA+	7.00	04/01/32	12,307	14,735
FNMA	AA+	7.50	06/01/31	9,795	11,824
FNMA	AA+	7.50	02/01/32	6,706	7,842
FNMA	AA+	7.50	06/01/32	7,277	8,158
FNMA	AA+	8.00	04/01/32	1,652	1,776
FNMA Strip	AA+	3.00	08/25/42	390,265	387,921
GNMA (4)	AA+	3.50	09/20/33	136,429	139,906
GNMA (4)	AA+	3.50	01/20/37	71,188	72,137
GNMA (4)	AA+	4.00	08/15/41	278,582	301,180
GNMA (4)	AA+	4.00	01/15/42	391,822	420,736
GNMA (4)	AA+	4.00	03/20/42	275,125	295,394
GNMA (4)	AA+	4.00	08/20/42	236,131	253,412
GNMA (4)	AA+	4.50	04/20/31	206,533	227,991
GNMA (4)	AA+	4.50	10/15/40	254,335	283,296
GNMA (4)	AA+	4.50	10/20/43	449,854	501,241
GNMA (4)	AA+	5.00	10/15/24	279,458	312,677
GNMA (4)	AA+	5.00	04/15/39	207,036	230,531
GNMA (4)	AA+	5.00	06/20/39	263,156	288,941
GNMA (4)	AA+	5.00	11/15/39	159,945	176,919
GNMA (4)	AA+	6.50	04/15/31	4,106	4,686
GNMA (4)	AA+	6.50	10/15/31	5,159	6,025
GNMA (4)	AA+	6.50	12/15/31	4,067	4,642
GNMA (4)	AA+	6.50	05/15/32	8,129	9,276
GNMA (4)	AA+	7.00	05/15/31	4,257	4,978
GNMA (4)	AA+	7.00	05/15/32	1,689	1,832
Vendee Mortgage Trust (4)	AA+	5.25	01/15/32	246,597	273,251

					24,216,706

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

NON-MORTGAGE-BACKED OBLIGATIONS (0.2%)
FHLMC	AA+	0.00	11/29/19	500,000	445,483

CORPORATE DEBT (16.7%)
CONSUMER DISCRETIONARY (2.9%)
Advance Auto Parts, Inc.	BBB-	5.75	05/01/20	270,000	302,491
AutoZone, Inc.	BBB	4.00	11/15/20	250,000	265,256
Dollar General Corp.	BBB-	3.25	04/15/23	300,000	273,074
Ethan Allen Global, Inc.	BB-	5.38	10/01/15	500,000	506,250
Expedia, Inc.	BBB-	5.95	08/15/20	250,000	279,369
Family Dollar Stores, Inc.	BBB-	5.00	02/01/21	300,000	316,449
Home Depot, Inc.	A	5.40	03/01/16	500,000	527,658
Hyatt Hotels Corp.	BBB	3.88	08/15/16	100,000	103,745
Kohl’s Corp.	BBB	3.25	02/01/23	100,000	97,369
Kohl’s Corp.	BBB	4.00	11/01/21	100,000	103,841
Lowe’s Cos., Inc.	A-	3.12	04/15/22	300,000	306,971
Marriott International, Inc.	BBB	3.13	10/15/21	25,000	25,143
Marriott International, Inc.	BBB	3.25	09/15/22	350,000	351,406
NVR, Inc.	BBB	3.95	09/15/22	300,000	307,709
O’Reilly Automotive, Inc.	BBB	3.80	09/01/22	300,000	309,903
Omnicom Group, Inc.	BBB+	3.63	05/01/22	100,000	102,659
Omnicom Group, Inc.	BBB+	4.45	08/15/20	250,000	268,905
Staples, Inc.	BBB-	4.38	01/12/23	275,000	275,750
Tupperware Brands Corp.	BBB-	4.75	06/01/21	350,000	374,656
Whirlpool Corp.	BBB	6.50	06/15/16	250,000	269,314
Wynn Las Vegas LLC	BBB-	5.38	03/15/22	300,000	304,500

					5,672,418

CONSUMER STAPLES (1.1%)
Avon Products, Inc.	BB+	4.20	07/15/18	150,000	137,250
CVS Health Corp.	BBB+	6.13	08/15/16	250,000	269,714
Energizer Hldgs., Inc.	BBB-	4.70	05/19/21	275,000	285,344
Ingredion, Inc.	BBB	4.63	11/01/20	250,000	269,313
Kroger Co.	BBB	4.95	01/15/15	500,000	500,588
Molson Coors Brewing Co.	BBB+	3.50	05/01/22	400,000	404,012
Sysco Corp.	A	2.60	06/12/22	300,000	295,127

					2,161,348

ENERGY (2.3%)
Cameron International Corp.	BBB+	4.50	06/01/21	300,000	317,496
Diamond Offshore Drilling, Inc.	A-	4.88	07/01/15	500,000	510,009
Energen Corp.	BB	4.63	09/01/21	250,000	221,553
EQT Corp.	BBB	4.88	11/15/21	210,000	226,864
FMC Technologies, Inc.	BBB	2.00	10/01/17	250,000	248,210
Kinder Morgan, Inc.	BBB-	5.15	03/01/15	500,000	502,580
Murphy Oil Corp.	BBB	2.50	12/01/17	200,000	198,800
National Oilwell Varco, Inc.	A	6.13	08/15/15	250,000	250,119
Noble Corp.	BBB	7.50	03/15/19	800,000	873,767
Rowan Companies PLC	BBB-	4.88	06/01/22	300,000	291,924
Seacor Hldgs., Inc.	BB-	7.38	10/01/19	250,000	261,875
Weatherford Int’l. Ltd.	BBB-	5.50	02/15/16	500,000	515,798

					4,418,995

FINANCIALS (3.4%)
Aflac, Inc.	A	4.00	02/15/22	300,000	318,401
Alleghany Corp.	BBB	5.63	09/15/20	300,000	336,815
American Tower Corp.	BBB-	4.50	01/15/18	250,000	265,497
Bank of America Corp.	A-	3.70	09/01/15	250,000	254,363
Barrick N.A. Finance LLC	BBB	4.40	05/30/21	250,000	252,438
Berkley (W.R.) Corp.	BBB+	7.38	09/15/19	250,000	295,909
Capital One Financial Corp.	BBB	4.75	07/15/21	300,000	330,641
CNA Financial Corp.	BBB	6.50	08/15/16	250,000	270,409

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

Fairfax Financial Hldgs.	BBB-	8.25	10/01/15	500,000	523,695
First Republic Bank	A-	2.38	06/17/19	150,000	150,707
Government Pptys. Income Trust	BBB-	3.75	08/15/19	350,000	355,302
Health Care REIT, Inc.	BBB	6.13	04/15/20	250,000	287,383
Healthcare Realty Trust	BBB-	3.75	04/15/23	250,000	245,383
Hospitality Properties Trust	BBB-	5.00	08/15/22	250,000	263,445
Moody’s Corp.	BBB+	4.50	09/01/22	250,000	268,137
Morgan Stanley	A-	4.00	07/24/15	250,000	254,706
National Retail Pptys., Inc.	BBB+	3.80	10/15/22	250,000	256,608
Pacific LifeCorp.†	BBB+	6.00	02/10/20	100,000	113,668
Penske Truck Leasing Co. LP†	BBB-	3.38	03/15/18	300,000	309,720
Prudential Financial, Inc.	A	4.50	11/16/21	250,000	272,543
Raymond James Financial, Inc.	BBB	4.25	04/15/16	250,000	259,202
Reckson Operating Partnership	BBB-	6.00	03/31/16	100,000	105,413
Senior Housing Pptys. Trust	BBB-	4.30	01/15/16	250,000	255,219
Ventas Realty LP/Capital Corp.	BBB+	4.00	04/30/19	100,000	105,828
Ventas Realty LP/Capital Corp.	BBB+	4.75	06/01/21	200,000	217,379

					6,568,811

HEALTH CARE (2.0%)
Agilent Technologies, Inc.	BBB+	5.00	07/15/20	290,000	315,469
Allergan, Inc.	A+	5.75	04/01/16	250,000	264,493
Anthem, Inc.	A-	4.35	08/15/20	250,000	270,849
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	200,000	214,785
CIGNA Corp.	A	2.75	11/15/16	250,000	256,717
Hospira, Inc.	BBB-	6.05	03/30/17	300,000	323,450
Laboratory Corp. of America	BBB+	5.63	12/15/15	500,000	520,134
Medco Health Solutions, Inc.	BBB+	4.13	09/15/20	250,000	265,466
Owens & Minor, Inc.	BBB	3.88	09/15/21	400,000	404,524
PerkinElmer, Inc.	BBB	5.00	11/15/21	300,000	326,376
Quest Diagnostics, Inc.	BBB+	4.70	04/01/21	150,000	162,412
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	250,000	269,630
Thermo Fisher Scientific, Inc.	BBB	3.60	08/15/21	325,000	335,618

					3,929,923

INDUSTRIALS (1.2%)
Crane Co.	BBB	2.75	12/15/18	350,000	353,775
CSX Corp.	BBB+	6.25	04/01/15	83,000	84,119
Dun & Bradstreet Corp.	BBB-	3.25	12/01/17	400,000	411,277
Equifax, Inc.	BBB+	3.30	12/15/22	300,000	296,608
Harsco Corp.	BB+	5.75	05/15/18	250,000	263,125
L-3 Communications Corp.	BBB-	4.75	07/15/20	250,000	268,482
Pentair PLC	BBB	5.00	05/15/21	250,000	278,087
Pitney Bowes, Inc.	BBB	5.25	01/15/37	250,000	267,819

					2,223,292

INFORMATION TECHNOLOGY (1.0%)
Arrow Electronics, Inc.	BBB-	4.50	03/01/23	300,000	310,100
Fiserv, Inc.	BBB	4.75	06/15/21	360,000	396,340
Ingram Micro, Inc.	BBB-	5.00	08/10/22	200,000	212,445
Ingram Micro, Inc.	BBB-	5.25	09/01/17	100,000	108,193
Symantec Corp.	BBB	4.20	09/15/20	350,000	362,418
Tech Data Corp.	BBB-	3.75	09/21/17	100,000	103,302
Western Union Co.	BBB	5.93	10/01/16	300,000	322,106

					1,814,904

MATERIALS (1.5%)
Alcoa, Inc.	BBB-	6.75	07/15/18	250,000	280,835
Freeport-McMoRan Copper & Gold	BBB	3.55	03/01/22	300,000	283,533
Geon Co.	BBB-	7.50	12/15/15	1,000,000	1,060,000
Methanex Corp.	BBB-	3.25	12/15/19	250,000	247,897
Packaging Corp. of America	BBB	3.90	06/15/22	250,000	256,412
Packaging Corp. of America	BBB	4.50	11/01/23	150,000	157,127
Southern Copper Corp.	BBB	3.50	11/08/22	100,000	94,837
Teck Resources Ltd.	BBB	4.75	01/15/22	300,000	292,413
Vulcan Materials Co.	BB+	7.00	06/15/18	250,000	275,000

					2,948,054

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

TELECOMMUNICATION SERVICES (0.4%)
CenturyLink, Inc.	BB	5.00	02/15/15	500,000	501,875
Verizon Communications, Inc.	BBB+	4.50	09/15/20	325,000	352,871

					854,746

UTILITIES (1.0%)
Constellation Energy	BBB-	5.15	12/01/20	340,000	376,448
Duke Energy Progress, Inc.	A	5.25	12/15/15	500,000	521,898
Entergy Corp.	BBB-	5.13	09/15/20	250,000	272,331
Illinois Power Generating Co.	CCC+	6.30	04/01/20	250,000	207,500
National Fuel Gas Co.	BBB	4.90	12/01/21	250,000	271,112
SCANA Corp.	BBB	4.13	02/01/22	300,000	311,002

					1,960,291

TOTAL LONG-TERM DEBT SECURITIES (Cost: $71,340,034) 38.2%					74,050,874

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.6%)
U.S. Treasury Bill	A-1+	0.09	07/23/15	800,000	799,594
U.S. Treasury Bill	A-1+	0.09	07/23/15	400,000	399,797

					1,199,391

COMMERCIAL PAPER (1.7%)
Piedmont Natural Gas Co.†	A-1	0.17	01/05/15	1,050,000	1,049,980
Piedmont Natural Gas Co.†	A-1	0.18	01/06/15	700,000	699,983
Toyota Motor Credit Corp.	A-1+	0.14	02/11/15	1,500,000	1,499,761

					3,249,724

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $4,449,115) 2.3%					4,449,115

TEMPORARY CASH INVESTMENTS (2) (Cost: $808,900) 0.4%					808,900

TOTAL INVESTMENTS (Cost: $147,512,249) 99.9%					193,551,469

OTHER NET ASSETS 0.1%					273,814

NET ASSETS 100.0%					$193,825,283

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - RETIREMENT INCOME FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (29.8%)	10,992,481	15,966,282
Equity Index Fund (21.7%)	3,413,853	11,634,388
Mid-Cap Equity Index Fund (5.7%)	1,420,871	3,072,080
Mid-Term Bond Fund (38.5%)	19,495,437	20,582,191
Money Market Fund (4.3%)	1,904,974	2,280,374

TOTAL INVESTMENTS (Cost: $50,814,567) 100.0%		53,535,315

OTHER NET ASSETS -0.0% (3)		(176)

NET ASSETS 100.0%		$53,535,139

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2010 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.4%)	4,464,378	6,484,388
Equity Index Fund (27.0%)	2,103,917	7,170,134
International Fund (2.9%)	985,925	761,989
Mid-Cap Equity Index Fund (9.8%)	1,208,870	2,613,709
Mid-Term Bond Fund (31.7%)	7,976,351	8,420,984
Money Market Fund (4.2%)	924,681	1,106,901

TOTAL INVESTMENTS (Cost: $23,954,752) 100.0%		26,558,105

OTHER NET ASSETS -0.0% (3)		(99)

NET ASSETS 100.0%		$26,558,006

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2015 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (23.9%)	25,383,078	36,868,235
Equity Index Fund (29.6%)	13,391,023	45,636,514
International Fund (5.3%)	10,603,987	8,195,471
Mid-Cap Equity Index Fund (11.6%)	8,283,425	17,909,677
Mid-Term Bond Fund (26.6%)	38,747,834	40,907,794
Small Cap Growth Fund (1.5%)	1,541,350	2,370,037
Small Cap Value Fund (1.5%)	1,415,340	2,275,148

TOTAL INVESTMENTS (Cost: $134,753,285) 100.0%		154,162,876

OTHER NET ASSETS -0.0% (3)		(1,344)

NET ASSETS 100.0%		$154,161,532

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2020 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (23.9%)	52,734,566	76,595,533
Equity Index Fund (34.6%)	32,596,444	111,088,452
International Fund (8.0%)	33,134,083	25,608,239
Mid-Cap Equity Index Fund (11.6%)	17,148,430	37,076,791
Mid-Term Bond Fund (16.8%)	50,833,397	53,667,054
Small Cap Growth Fund (2.6%)	5,309,018	8,163,343
Small Cap Value Fund (2.5%)	4,878,781	7,842,607

TOTAL INVESTMENTS (Cost: $276,550,552) 100.0%		320,042,019

OTHER NET ASSETS -0.0% (3)		(1,066)

NET ASSETS 100.0%		$320,040,953

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2025 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (21.9%)	49,823,138	72,366,762
Equity Index Fund (39.1%)	38,025,175	129,589,532
International Fund (8.5%)	36,248,001	28,014,884
Mid-Cap Equity Index Fund (16.6%)	25,377,900	54,869,811
Mid-Term Bond Fund (6.9%)	21,766,376	22,979,721
Small Cap Growth Fund (3.6%)	7,717,654	11,866,950
Small Cap Value Fund (3.4%)	7,093,895	11,403,387

TOTAL INVESTMENTS Cost: $275,229,535) 100.0%		331,091,047

OTHER NET ASSETS -0.0% (3)		(1,121)

NET ASSETS 100.0%		$331,089,926

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2030 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (21.8%)	41,587,843	60,405,219
Equity Index Fund (41.9%)	34,038,924	116,004,414
International Fund (8.6%)	30,938,645	23,911,458
Mid-Cap Equity Index Fund (17.5%)	22,451,867	48,543,406
Small Cap Growth Fund (5.2%)	9,349,217	14,375,702
Small Cap Value Fund (5.0%)	8,597,220	13,819,971

TOTAL INVESTMENTS (Cost: $225,551,895) 100.0%		277,060,170

OTHER NET ASSETS -0.0% (3)		(908)

NET ASSETS 100.0%		$277,059,262

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2035 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (14.9%)	23,606,064	34,287,171
Equity Index Fund (41.9%)	28,261,233	96,314,085
International Fund (10.4%)	30,946,013	23,917,152
Mid-Cap Equity Index Fund (20.6%)	21,848,554	47,238,976
Small Cap Growth Fund (6.2%)	9,317,651	14,327,165
Small Cap Value Fund (6.0%)	8,565,562	13,769,081

TOTAL INVESTMENTS (Cost: $184,789,316) 100.0%		229,853,630

OTHER NET ASSETS -0.0% (3)		(743)

NET ASSETS 100.0%		$229,852,887

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2040 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (11.0%)	14,267,646	20,723,371
Equity Index Fund (36.9%)	20,396,002	69,509,433
International Fund (12.2%)	29,762,277	23,002,281
Mid-Cap Equity Index Fund (23.6%)	20,612,764	44,567,064
Small Cap Growth Fund (8.3%)	10,216,620	15,709,453
Small Cap Value Fund (8.0%)	9,392,920	15,099,054

TOTAL INVESTMENTS (Cost: $149,140,140) 100.0%		188,610,656

OTHER NET ASSETS -0.0% (3)		(627)

NET ASSETS 100.0%		$188,610,029

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2045 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (9.0%)	14,391,388	20,903,102
Equity Index Fund (36.9%)	25,181,198	85,817,347
International Fund (14.0%)	41,897,652	32,381,312
Mid-Cap Equity Index Fund (21.7%)	23,257,166	50,284,552
Small Cap Growth Fund (9.4%)	14,169,900	21,788,163
Small Cap Value Fund (9.0%)	13,021,610	20,932,146

TOTAL INVESTMENTS (Cost: $181,799,043) 100.0%		232,106,622

OTHER NET ASSETS -0.0% (3)		(744)

NET ASSETS 100.0%		$232,105,878

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2050 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (7.5%)	2,578,720	3,745,522
Equity Index Fund (36.5%)	5,377,385	18,326,092
International Fund (15.3%)	9,958,602	7,696,675
Mid-Cap Equity Index Fund (20.2%)	4,693,642	10,148,171
Small Cap Growth Fund (10.4%)	3,406,352	5,237,733
Small Cap Value Fund (10.1%)	3,145,781	5,056,821

TOTAL INVESTMENTS (Cost: $47,255,825) 100.0%		50,211,014

OTHER NET ASSETS -0.0% (3)		(98)

NET ASSETS 100.0%		$50,210,916

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - CONSERVATIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (29.7%)	25,053,613	36,389,697
Equity Index Fund (26.5%)	9,520,605	32,446,155
International Fund (4.5%)	7,116,724	5,500,281
Mid-Cap Equity Index Fund (5.2%)	2,938,347	6,353,030
Mid-Term Bond Fund (34.1%)	39,625,102	41,833,962

TOTAL INVESTMENTS (Cost: $113,572,753) 100.0%		122,523,125

OTHER NET ASSETS		-

NET ASSETS 100.0%		$122,523,125

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - MODERATE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.5%)	53,096,550	77,121,305
Equity Index Fund (36.8%)	34,074,787	116,126,635
International Fund (8.8%)	35,970,009	27,800,033
Mid-Cap Equity Index Fund (15.4%)	22,484,866	48,614,754
Mid-Term Bond Fund (14.5%)	43,140,622	45,545,453

TOTAL INVESTMENTS (Cost: $257,461,053) 100.0%		315,208,180

OTHER NET ASSETS		-

NET ASSETS 100.0%		$315,208,180

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - AGGRESSIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (19.5%)	34,133,160	49,577,494
Equity Index Fund (36.6%)	27,412,087	93,420,201
International Fund (13.1%)	43,289,687	33,457,170
Mid-Cap Equity Index Fund (20.5%)	24,103,909	52,115,303
Small Cap Growth Fund (5.3%)	8,746,066	13,448,275
Small Cap Value Fund (5.0%)	7,951,362	12,781,759

TOTAL INVESTMENTS (Cost: $191,686,539) 100.0%		254,800,202

OTHER NET ASSETS		-

NET ASSETS 100.0%		$254,800,202

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (3.9%)
U.S. Treasury Bill	A-1+	0.12	06/25/15	3,000,000	2,999,067

U.S. GOVERNMENT AGENCIES (45.0%)
FHLB	A-1+	0.10	01/28/15	2,500,000	2,499,812
FHLB	A-1+	0.10	02/13/15	5,000,000	4,999,403
FHLB	A-1+	0.10	02/18/15	900,000	899,880
FHLB	A-1+	0.10	03/06/15	3,190,000	3,189,712
FHLB	A-1+	0.10	03/06/15	1,260,000	1,259,853
FHLB	A-1+	0.10	03/11/15	6,600,000	6,600,354
FHLB	A-1+	0.10	03/13/15	700,000	700,032
FHLB	A-1+	0.10	03/20/15	1,200,000	1,199,971
FHLMC	A-1+	0.10	01/13/15	100,000	99,997
FHLMC	A-1+	0.10	01/14/15	107,000	106,996
FHLMC	A-1+	0.10	03/11/15	1,885,000	1,884,782
FHLMC	A-1+	0.11	02/19/15	200,000	199,970
FHLMC	A-1+	0.13	03/09/15	3,800,000	3,799,550
FNMA	A-1+	0.09	03/04/15	1,550,000	1,549,915
FNMA	A-1+	0.10	01/12/15	250,000	249,992
FNMA	A-1+	0.10	03/02/15	2,300,000	2,299,894
FNMA	A-1+	0.18	01/20/15	35,000	34,997
Tennessee Valley Authority	A-1+	0.01	01/02/15	3,300,000	3,299,999

					34,875,109

COMMERCIAL PAPER (49.2%)
Abbott Laboratories†	A-1+	0.10	02/10/15	1,400,000	1,399,844
Abbott Laboratories†	A-1+	0.11	02/19/15	1,700,000	1,699,745
Dover Corp.†	A-1	0.11	01/06/15	2,750,000	2,749,958
Eli Lilly & Co.†	A-1+	0.10	01/30/15	900,000	899,928
Emerson Electric Co.†	A-1	0.12	02/25/15	3,200,000	3,199,413
Exxon Mobil Corp.	A-1+	0.12	02/18/15	600,000	599,904
Intercontinental Exchange, Inc.†	A-1	0.17	01/06/15	1,850,000	1,849,956
Intercontinental Exchange, Inc.†	A-1	0.18	01/30/15	1,300,000	1,299,811
J.P. Morgan Securities LLC	A-1	0.20	02/02/15	1,900,000	1,899,662
J.P. Morgan Securities LLC†	A-1	0.21	03/09/15	800,000	799,775
J.P. Morgan Securities LLC†	A-1	0.22	02/04/15	500,000	499,896
Microsoft Corp.†	A-1+	0.10	02/04/15	3,100,000	3,099,707
National Rural Utilities	A-1	0.13	01/20/15	2,000,000	1,999,863
National Rural Utilities	A-1	0.13	02/05/15	1,600,000	1,599,798
New Jersey Natural Gas	A-1	0.12	01/09/15	675,000	674,982
New Jersey Natural Gas	A-1	0.15	01/15/15	1,500,000	1,499,912
Piedmont Natural Gas Co.†	A-1	0.17	01/05/15	1,850,000	1,849,965
Piedmont Natural Gas Co.†	A-1	0.18	01/06/15	1,250,000	1,249,969
Questar Corp.†	A-1	0.19	01/14/15	3,200,000	3,199,780
San Diego Gas & Electric Co.†	A-1	0.21	01/09/15	2,300,000	2,299,893
Simon Property Group LP†	A-1	0.18	02/11/15	3,100,000	3,099,364
Wells Fargo & Co.	A-1	0.13	02/09/15	650,000	649,908

					38,121,033

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $75,990,837) 98.1%					75,995,209

TEMPORARY CASH INVESTMENTS (2) (Cost: $1,484,000) 1.9%					1,484,000

TOTAL INVESTMENTS (Cost: $77,474,837) 100.0%					77,479,209

OTHER NET ASSETS -0.0% (3)					(443)

NET ASSETS 100.0%					$77,478,766

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (28.8%)
U.S. Treasury Note	AA+	0.50	09/30/16	5,000,000	4,994,140
U.S. Treasury Note	AA+	0.63	12/31/16	5,000,000	4,993,360
U.S. Treasury Note	AA+	0.63	11/30/17	3,000,000	2,961,564
U.S. Treasury Note	AA+	1.00	08/31/19	2,500,000	2,431,835
U.S. Treasury Note	AA+	1.25	11/30/18	8,500,000	8,440,237
U.S. Treasury Note	AA+	1.38	12/31/18	11,000,000	10,957,034
U.S. Treasury Note	AA+	1.50	10/31/19	4,500,000	4,472,577
U.S. Treasury Note	AA+	1.75	09/30/19	5,000,000	5,029,295
U.S. Treasury Note	AA+	2.00	11/30/20	9,000,000	9,078,750
U.S. Treasury Strip	AA+	0.00	08/15/17	15,000,000	14,615,984
U.S. Treasury Strip	AA+	0.00	11/15/17	5,000,000	4,842,825
U.S. Treasury Strip	AA+	0.00	08/15/18	55,000,000	52,381,885

					125,199,486

U.S. GOVERNMENT AGENCIES (7.6%)
MORTGAGE-BACKED OBLIGATIONS (0.0%) (3)
FHLMC	AA+	7.50	03/15/21	4,915	5,450
FHLMC	AA+	8.00	09/01/18	422	425
FHLMC	AA+	8.50	09/01/17	4	4

					5,879

NON-MORTGAGE-BACKED OBLIGATIONS (7.6%)
FHLMC	AA+	0.00	11/29/19	13,500,000	12,028,028
FNMA	AA+	0.00	10/09/19	22,500,000	20,229,047
Tennessee Valley Auth. Strip	AA+	0.00	11/01/20	900,000	789,931

					33,047,006

CORPORATE DEBT (62.3%)
CONSUMER DISCRETIONARY (8.1%)
Advance Auto Parts, Inc.	BBB-	4.50	01/15/22	500,000	530,752
Advance Auto Parts, Inc.	BBB-	5.75	05/01/20	1,500,000	1,680,507
AutoZone, Inc.	BBB	3.70	04/15/22	300,000	308,533
AutoZone, Inc.	BBB	4.00	11/15/20	700,000	742,718
Brinker International, Inc.	BBB-	2.60	05/15/18	2,000,000	1,996,174
Carnival Corp.	BBB+	1.88	12/15/17	2,000,000	1,985,040
Dollar General Corp.	BBB-	3.25	04/15/23	1,047,000	953,027
Dollar General Corp.	BBB-	4.13	07/15/17	962,000	992,126
Ethan Allen Global, Inc.	BB-	5.38	10/01/15	500,000	506,250
Expedia, Inc.	BBB-	5.95	08/15/20	2,000,000	2,234,948
Family Dollar Stores, Inc.	BBB-	5.00	02/01/21	2,000,000	2,109,660
Home Depot, Inc.	A	5.40	03/01/16	250,000	263,829
Hyatt Hotels Corp.	BBB	3.88	08/15/16	1,525,000	1,582,113
Hyatt Hotels Corp.	BBB	5.38	08/15/21	50,000	56,852
Kohl’s Corp.	BBB	3.25	02/01/23	700,000	681,580
Kohl’s Corp.	BBB	4.00	11/01/21	1,325,000	1,375,891
Marriott International, Inc.	BBB	3.00	03/01/19	1,200,000	1,231,834
Marriott International, Inc.	BBB	3.38	10/15/20	800,000	819,024
Mattel, Inc.	BBB+	1.70	03/15/18	2,000,000	1,974,886
Newell Rubbermaid, Inc.	BBB-	4.70	08/15/20	525,000	564,712
O’Reilly Automotive, Inc.	BBB	4.63	09/15/21	281,000	306,386
Omnicom Group, Inc.	BBB+	3.63	05/01/22	2,000,000	2,053,188
Staples, Inc.	BBB-	2.75	01/12/18	2,000,000	1,997,912
Tupperware Brands Corp.	BBB-	4.75	06/01/21	2,000,000	2,140,890
Whirlpool Corp.	BBB	2.40	03/01/19	1,445,000	1,436,135
Whirlpool Corp.	BBB	6.50	06/15/16	500,000	538,628
Wyndham Worldwide Corp.	BBB-	2.95	03/01/17	2,160,000	2,205,865
Wynn Las Vegas LLC	BBB-	5.38	03/15/22	2,000,000	2,030,000

					35,299,460

CONSUMER STAPLES (4.5%)
Avon Products, Inc.	BB+	4.60	03/15/20	1,800,000	1,633,500

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

Beam, Inc.	BBB	1.75	06/15/18	2,000,000	1,979,034
Clorox Co.	BBB+	5.00	01/15/15	300,000	300,359
ConAgra Foods, Inc.	BBB-	1.90	01/25/18	2,000,000	1,986,676
CVS Health Corp.	BBB+	6.13	08/15/16	500,000	539,429
Dr. Pepper Snapple Group, Inc.	BBB+	2.60	01/15/19	150,000	151,224
Energizer Hldgs., Inc.	BBB-	4.70	05/19/21	2,000,000	2,075,230
Flowers Foods, Inc.	BBB-	4.38	04/01/22	1,500,000	1,580,340
General Mills, Inc.	BBB+	2.20	10/21/19	775,000	768,489
Hershey Co.	A	4.85	08/15/15	500,000	513,650
Ingredion, Inc.	BBB	4.63	11/01/20	275,000	296,244
Kroger Co.	BBB	2.95	11/01/21	1,500,000	1,487,696
Kroger Co.	BBB	4.95	01/15/15	500,000	500,588
Mead Johnson Nutrition Co.	BBB	4.90	11/01/19	3,075,000	3,379,410
Molson Coors Brewing Co.	BBB+	3.50	05/01/22	400,000	404,012
Safeway, Inc.	BBB	3.95	08/15/20	2,000,000	2,021,910

					19,617,791

ENERGY (4.1%)
Diamond Offshore Drilling, Inc.	A-	4.88	07/01/15	500,000	510,009
Energen Corp.	BB	4.63	09/01/21	2,000,000	1,772,420
EQT Corp.	BBB	4.88	11/15/21	1,250,000	1,350,384
FMC Technologies, Inc.	BBB	2.00	10/01/17	2,000,000	1,985,678
Kinder Morgan, Inc.	BBB-	5.15	03/01/15	250,000	251,290
Marathon Petroleum Corp.	BBB	3.50	03/01/16	1,500,000	1,537,116
Murphy Oil Corp.	BBB	2.50	12/01/17	2,000,000	1,988,000
National Oilwell Varco, Inc.	A	6.13	08/15/15	1,000,000	1,000,476
Pioneer Natural Resources Co.	BBB-	6.65	03/15/17	2,000,000	2,191,096
Rowan Companies PLC	BBB-	4.88	06/01/22	2,000,000	1,946,162
SESI LLC	BBB-	7.13	12/15/21	2,150,000	2,064,000
Sunoco, Inc.	BBB-	5.75	01/15/17	290,000	313,531
Sunoco, Inc.	BBB-	9.63	04/15/15	500,000	511,379
Weatherford Int’l. Ltd.	BBB-	5.50	02/15/16	500,000	515,798

					17,937,339

FINANCIALS (18.0%)
Aflac, Inc.	A	2.65	02/15/17	1,500,000	1,543,365
Aflac, Inc.	A	3.63	06/15/23	500,000	512,109
Alleghany Corp.	BBB	4.95	06/27/22	2,000,000	2,199,786
American Express Credit Corp.	A-	2.25	08/15/19	2,000,000	2,000,320
American Tower Corp.	BBB-	4.50	01/15/18	2,000,000	2,123,974
Bank of America Corp.	A-	2.65	04/01/19	1,250,000	1,259,169
Bank of America Corp.	A-	3.70	09/01/15	250,000	254,363
Bank of America Corp.	BBB+	5.75	08/15/16	500,000	532,295
Barrick N.A. Finance LLC	BBB	4.40	05/30/21	2,000,000	2,019,504
Berkley (W.R.) Corp.	BBB+	4.63	03/15/22	2,000,000	2,144,652
Block Financial LLC	BBB	5.50	11/01/22	1,265,000	1,389,867
Boston Properties LP	A-	3.70	11/15/18	1,970,000	2,077,229
Bunge Ltd. Finance Corp.	BBB-	5.10	07/15/15	1,000,000	1,021,716
Capital One Financial Corp.	BBB	4.75	07/15/21	2,000,000	2,204,276
Citigroup, Inc.	A-	2.55	04/08/19	1,850,000	1,862,167
CNA Financial Corp.	BBB	6.50	08/15/16	1,000,000	1,081,635
Erac USA Finance Co.†	BBB+	2.75	03/15/17	1,000,000	1,026,653
Erac USA Finance LLC†	BBB+	2.35	10/15/19	1,000,000	992,547
ERP Operating LP	BBB+	5.38	08/01/16	500,000	532,866
Fairfax Financial Hldgs.	BBB-	8.25	10/01/15	742,000	777,163
Fairfax Financial Hldgs.†	BBB-	5.80	05/15/21	1,274,000	1,366,523
First Republic Bank	A-	2.38	06/17/19	2,000,000	2,009,422
Ford Motor Credit Co. LLC	BBB-	3.00	06/12/17	2,000,000	2,052,014
General Electric Capital Corp.	AA+	5.00	01/08/16	500,000	520,939
Goldman Sachs Group, Inc.	A-	3.70	08/01/15	900,000	914,525
Government Pptys. Income Trust	BBB-	3.75	08/15/19	2,000,000	2,030,296
Harley-Davidson Financial Svcs.†	A-	3.88	03/15/16	500,000	516,026
HCP, Inc.	BBB+	6.00	01/30/17	1,250,000	1,363,915

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

Health Care REIT, Inc.	BBB	3.63	03/15/16	2,000,000	2,058,434
Healthcare Realty Trust	BBB-	5.75	01/15/21	2,000,000	2,236,322
Hospitality Properties Trust	BBB-	5.00	08/15/22	1,300,000	1,369,914
Hospitality Properties Trust	BBB-	5.63	03/15/17	566,000	606,219
Huntington National Bank	BBB+	1.35	08/02/16	1,995,000	1,996,061
Jones Lang LaSalle, Inc.	BBB	4.40	11/15/22	1,410,000	1,463,322
JPMorgan Chase & Co.	A	2.00	08/15/17	2,000,000	2,019,020
Kemper Corp.	BBB-	6.00	11/30/15	1,500,000	1,563,666
Kemper Corp.	BBB-	6.00	05/15/17	500,000	540,166
Mack-Cali Realty LP	BBB-	5.80	01/15/16	1,000,000	1,042,806
Moody’s Corp.	BBB+	5.50	09/01/20	2,000,000	2,270,908
Morgan Stanley	A-	4.00	07/24/15	1,000,000	1,018,823
Morgan Stanley	A-	4.75	03/22/17	1,000,000	1,065,193
Nasdaq OMX Group, Inc.	BBB-	5.55	01/15/20	2,150,000	2,389,117
Nissan Motor Acceptance Corp.†	A-	4.50	01/30/15	790,000	792,304
Odyssey Re Hldgs. Corp.	BBB-	6.88	05/01/15	250,000	253,731
Penske Truck Leasing Co. LP†	BBB-	3.38	03/15/18	1,300,000	1,342,119
Penske Truck Leasing Co. LP†	BBB-	3.75	05/11/17	490,000	512,103
Prudential Financial, Inc.	A	4.75	09/17/15	1,000,000	1,026,120
Raymond James Financial, Inc.	BBB	4.25	04/15/16	1,600,000	1,658,890
Reckson Operating Partnership	BBB-	6.00	03/31/16	1,700,000	1,792,024
Reinsurance Grp. of America, Inc.	A-	5.63	03/15/17	1,500,000	1,622,088
Senior Housing Pptys. Trust	BBB-	4.30	01/15/16	1,650,000	1,684,442
Simon Property Group LP	A	2.80	01/30/17	1,500,000	1,544,628
Ventas Realty LP/Capital Corp.	BBB+	4.00	04/30/19	1,700,000	1,799,081
Vornado Realty LP	BBB	2.50	06/30/19	500,000	495,669
Vornado Realty LP	BBB	4.25	04/01/15	1,500,000	1,500,000
Wells Fargo & Co.	A+	2.13	04/22/19	2,000,000	1,999,476
Zions Bancorporation	BBB-	4.50	03/27/17	400,000	420,207

					78,412,169

HEALTH CARE (7.3%)
AbbVie, Inc.	A	1.75	11/06/17	2,000,000	2,004,346
Agilent Technologies, Inc.	BBB+	5.00	07/15/20	2,000,000	2,175,648
Allergan, Inc.	A+	5.75	04/01/16	500,000	528,986
Baxter International, Inc.	A-	4.63	03/15/15	250,000	252,043
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	2,000,000	2,147,854
Biogen Idec, Inc.	A-	6.88	03/01/18	1,250,000	1,440,544
CareFusion Corp.	BBB	1.45	05/15/17	2,000,000	1,985,846
CIGNA Corp.	A	2.75	11/15/16	1,750,000	1,797,021
Edwards Lifesciences Corp.	BBB-	2.88	10/15/18	2,000,000	2,027,472
Express Scripts Hldg. Co.	BBB+	2.25	06/15/19	2,000,000	1,978,584
Hospira, Inc.	BBB-	6.05	03/30/17	2,000,000	2,156,330
Laboratory Corp. of America	BBB+	3.13	05/15/16	500,000	513,130
Laboratory Corp. of America	BBB+	3.75	08/23/22	600,000	613,849
Laboratory Corp. of America	BBB+	4.63	11/15/20	400,000	431,186
Laboratory Corp. of America	BBB+	5.63	12/15/15	500,000	520,134
Lilly (Eli) & Co.	AA-	5.20	03/15/17	500,000	543,684
Mylan, Inc.	BBB-	1.35	11/29/16	2,000,000	1,990,156
Owens & Minor, Inc.	BBB	3.88	09/15/21	2,000,000	2,022,622
PerkinElmer, Inc.	BBB	5.00	11/15/21	2,000,000	2,175,838
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	2,000,000	2,157,038
Thermo Fisher Scientific, Inc.	BBB	3.60	08/15/21	400,000	413,068
Thermo Fisher Scientific, Inc.	BBB	4.50	03/01/21	1,600,000	1,728,374

					31,603,753

INDUSTRIALS (5.7%)
Crane Co.	BBB	2.75	12/15/18	2,000,000	2,021,574
CSX Corp.	BBB+	6.25	04/01/15	333,000	337,488
Dun & Bradstreet Corp.	BBB-	3.25	12/01/17	2,000,000	2,056,386
Equifax, Inc.	BBB+	3.30	12/15/22	2,000,000	1,977,388
Flowserve Corp.	BBB-	3.50	09/15/22	2,000,000	2,000,752
GATX Corp.	BBB	6.00	02/15/18	2,050,000	2,279,586

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

Harsco Corp.	BB+	5.75	05/15/18	2,250,000	2,368,125
Kennametal, Inc.	BBB		11/01/19	2,000,000	1,978,838
L-3 Communications Corp.	BBB-	5.20	10/15/19	2,000,000	2,196,632
Masco Corp.	BBB	4.80	06/15/15	500,000	507,704
Pitney Bowes, Inc.	BBB	5.25	01/15/37	1,500,000	1,606,913
Ryder System, Inc.	BBB	7.20	09/01/15	1,000,000	1,042,100
Southwest Airlines Co.	BBB	5.75	12/15/16	735,000	794,134
Textron, Inc.	BBB-	4.63	09/21/16	750,000	793,511
Union Pacific Corp.	A	4.88	01/15/15	500,000	500,589
Valmont Industries, Inc.	BBB+	6.63	04/20/20	2,000,000	2,347,260

					24,808,980

INFORMATION TECHNOLOGY (6.8%)
Adobe Systems, Inc.	A-	4.75	02/01/20	2,000,000	2,195,470
Amphenol Corp.	BBB+	2.55	01/30/19	2,000,000	2,013,906
Arrow Electronics, Inc.	BBB-	3.00	03/01/18	1,250,000	1,281,796
Arrow Electronics, Inc.	BBB-	4.50	03/01/23	50,000	51,683
Arrow Electronics, Inc.	BBB-	6.88	06/01/18	700,000	792,908
Avnet, Inc.	BBB-	5.88	06/15/20	950,000	1,061,382
Avnet, Inc.	BBB-	6.00	09/01/15	980,000	1,010,709
Fidelity Nat’l. Information	BBB	1.45	06/05/17	2,000,000	1,988,798
Fiserv, Inc.	BBB	4.75	06/15/21	1,900,000	2,091,796
FLIR Systems, Inc.	BBB	3.75	09/01/16	2,000,000	2,073,080
Ingram Micro, Inc.	BBB-	5.25	09/01/17	1,500,000	1,622,900
Jabil Circuit, Inc.	BBB-	4.70	09/15/22	726,000	722,370
Lender Processing Svcs., Inc.	BBB	5.75	04/15/23	2,000,000	2,100,000
Lexmark International, Inc.	BBB-	6.65	06/01/18	2,000,000	2,221,828
Motorola Solutions, Inc.	BBB	3.75	05/15/22	2,000,000	2,029,028
Symantec Corp.	BBB	4.20	09/15/20	2,000,000	2,070,962
Tech Data Corp.	BBB-	3.75	09/21/17	2,000,000	2,066,034
Western Union Co.	BBB	5.93	10/01/16	2,000,000	2,147,372

					29,542,022

MATERIALS (4.6%)
Airgas, Inc.	BBB	3.25	10/01/15	1,500,000	1,523,901
Albemarle Corp.	BBB-	4.50	12/15/20	1,065,000	1,146,727
Alcoa, Inc.	BBB-	6.75	07/15/18	2,000,000	2,246,680
Eastman Chemical Co.	BBB	2.40	06/01/17	2,000,000	2,031,222
Freeport-McMoRan Copper & Gold	BBB	3.10	03/15/20	1,750,000	1,702,283
Freeport-McMoRan Copper & Gold	BBB	3.55	03/01/22	250,000	236,278
Goldcorp, Inc.	BBB+	2.13	03/15/18	2,000,000	1,976,728
Kinross Gold Corp.	BBB-	3.63	09/01/16	2,000,000	2,012,450
Kinross Gold Corp.	BBB-	5.13	09/01/21	750,000	716,993
Methanex Corp.	BBB-	3.25	12/15/19	2,000,000	1,983,176
Newmont Mining Corp.	BBB	3.50	03/15/22	2,000,000	1,879,494
Rock-Tenn Co.	BBB	3.50	03/01/20	622,000	631,196
Southern Copper Corp.	BBB	3.50	11/08/22	2,000,000	1,896,730

					19,983,858

TELECOMMUNICATION SERVICES (1.2%)
AT&T, Inc.	A-	3.00	02/15/22	2,000,000	1,962,360
CenturyLink, Inc.	BB	5.00	02/15/15	1,250,000	1,254,688
Verizon Communications, Inc.	BBB+	4.50	09/15/20	2,000,000	2,171,514

					5,388,562

UTILITIES (2.0%)
AGL Capital Corp.	BBB+	6.38	07/15/16	500,000	537,882
Constellation Energy	BBB-	5.15	12/01/20	1,500,000	1,660,802
Entergy Corp.	BBB-	4.70	01/15/17	600,000	631,856
Entergy Corp.	BBB-	5.13	09/15/20	1,400,000	1,525,052
Exelon Generation Co. LLC	BBB	4.25	06/15/22	1,000,000	1,039,180
PPL Energy Supply LLC	BB	4.60	12/15/21	1,400,000	1,270,381
PPL Energy Supply LLC	BB	5.70	10/15/15	600,000	613,066
SCANA Corp.	BBB	4.75	05/15/21	1,165,000	1,255,666

					8,533,885

TOTAL LONG-TERM DEBT SECURITIES (Cost: $421,750,278) 98.7%					429,380,190

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (0.7%)
Exxon Mobil Corp.	A-1+	0.13	02/04/15	1,500,000	1,499,816
National Rural Utilities	A-1	0.13	01/20/15	260,000	259,982
Toyota Motor Credit Corp.	A-1+	0.13	02/04/15	750,000	749,908
Toyota Motor Credit Corp.	A-1+	0.15	03/11/15	500,000	499,856

					3,009,562

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $3,009,562) 0.7%					3,009,562

TEMPORARY CASH INVESTMENTS (2) (Cost: $11,100) 0.0% (3)					11,100

TOTAL INVESTMENTS (Cost: $424,770,940) 99.4%					432,400,852

OTHER NET ASSETS 0.6%					2,832,646

NET ASSETS 100.0%					$435,233,498

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (12.3%)
U.S. Treasury Note	AA+	0.63	12/31/16	9,500,000	9,487,384
U.S. Treasury Note	AA+	1.38	12/31/18	7,000,000	6,972,658
U.S. Treasury Note	AA+	1.50	10/31/19	8,500,000	8,448,201
U.S. Treasury Note	AA+	2.25	03/31/21	1,500,000	1,531,407
U.S. Treasury Strip	AA+	0.00	08/15/16	20,000,000	14,988,360
U.S. Treasury Strip	AA+	0.00	11/15/16	13,500,000	11,209,442
U.S. Treasury Strip	AA+	0.00	08/15/24	10,000,000	7,993,680
U.S. Treasury Strip	AA+	0.00	08/15/25	20,000,000	15,503,537
U.S. Treasury Strip	AA+	0.00	08/15/27	20,000,000	14,521,880
U.S. Treasury Strip	AA+	0.00	08/15/28	20,000,000	14,079,400
U.S. Treasury Strip	AA+	0.00	08/15/29	20,000,000	13,656,960

					118,392,909

U.S. GOVERNMENT AGENCIES (31.6%)
MORTGAGE-BACKED OBLIGATIONS (28.2%)
FHARM	AA+	2.38	04/01/37	280,210	300,116
FHARM	AA+	2.38	09/01/39	409,539	437,383
FHARM	AA+	2.90	04/01/37	437,977	461,889
FHARM	AA+	3.33	04/01/42	699,088	727,570
FHARM	AA+	5.24	02/01/36	210,460	224,035
FHARM	AA+	5.43	05/01/37	121,333	127,276
FHARM	AA+	5.77	03/01/37	74,011	78,607
FHLMC	AA+	2.50	09/01/27	2,364,349	2,411,219
FHLMC	AA+	2.50	12/01/27	2,382,769	2,430,019
FHLMC	AA+	2.50	04/01/28	1,237,615	1,261,400
FHLMC	AA+	3.00	06/01/27	1,177,401	1,225,263
FHLMC	AA+	3.00	08/01/27	1,048,428	1,089,512
FHLMC	AA+	3.00	10/15/37	2,210,409	2,250,917
FHLMC	AA+	3.00	12/15/40	2,561,871	2,579,471
FHLMC	AA+	3.00	07/01/42	1,185,506	1,226,328
FHLMC	AA+	3.00	11/01/42	1,320,322	1,335,239
FHLMC	AA+	3.00	11/01/42	1,384,524	1,402,344
FHLMC	AA+	3.00	11/01/42	3,279,446	3,319,655
FHLMC	AA+	3.00	04/01/43	2,105,769	2,132,911
FHLMC	AA+	3.00	04/01/43	1,436,710	1,453,588
FHLMC	AA+	3.50	07/01/42	2,966,541	3,100,136
FHLMC	AA+	3.50	01/01/43	2,351,593	2,448,904
FHLMC	AA+	3.50	01/01/43	1,866,704	1,943,229
FHLMC	AA+	3.50	02/01/43	2,685,874	2,801,686
FHLMC	AA+	4.00	05/01/24	212,054	226,351
FHLMC	AA+	4.00	02/01/25	545,515	580,803
FHLMC	AA+	4.00	05/01/26	642,657	688,258
FHLMC	NR	4.00	12/01/33	1,789,950	1,917,555
FHLMC	NR	4.00	12/01/34	695,485	743,294
FHLMC	AA+	4.00	12/15/38	500,000	519,351
FHLMC	AA+	4.00	07/01/41	1,712,525	1,843,240
FHLMC	AA+	4.00	12/01/41	1,051,453	1,122,681
FHLMC	AA+	4.00	06/01/42	926,068	988,338
FHLMC	AA+	4.00	07/01/42	3,494,546	3,762,553
FHLMC	AA+	4.00	08/01/42	2,647,101	2,831,607
FHLMC	AA+	4.00	09/01/42	1,603,201	1,714,750
FHLMC	AA+	4.00	11/01/42	2,507,607	2,683,478
FHLMC	AA+	4.00	12/01/42	1,960,790	2,117,376
FHLMC	AA+	4.00	01/01/43	2,817,663	3,020,324
FHLMC	AA+	4.00	01/01/44	2,562,233	2,743,155
FHLMC	AA+	4.50	03/01/34	753,667	821,063
FHLMC	AA+	4.50	08/01/34	510,698	556,797

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

FHLMC	AA+	4.50	08/15/35	212,153	229,450
FHLMC	AA+	4.50	12/01/39	1,265,798	1,371,204
FHLMC	AA+	5.00	02/01/26	139,733	154,050
FHLMC	AA+	5.00	08/01/35	1,355,512	1,503,047
FHLMC	AA+	5.00	10/01/40	2,316,769	2,566,192
FHLMC	AA+	5.50	03/01/21	191,601	207,616
FHLMC	AA+	5.50	07/01/32	371,928	417,260
FHLMC	AA+	5.50	01/15/33	385,787	420,519
FHLMC	AA+	5.50	05/01/33	756,892	850,741
FHLMC	AA+	5.50	01/15/35	207,243	217,309
FHLMC	AA+	5.50	06/01/37	1,454,468	1,630,290
FHLMC	AA+	6.00	07/15/29	261,871	290,807
FHLMC	AA+	6.00	03/15/32	285,997	312,134
FHLMC Strip	AA+	3.00	01/15/43	2,696,358	2,689,291
FNMA	AA+	2.25	01/01/28	1,798,173	1,766,163
FNMA	AA+	2.42	05/01/43	2,303,632	2,306,187
FNMA	AA+	3.00	09/01/29	2,466,547	2,572,870
FNMA	AA+	3.00	06/01/33	2,043,819	2,113,441
FNMA	AA+	3.00	07/01/33	3,229,645	3,335,768
FNMA	AA+	3.00	09/01/33	3,807,195	3,932,368
FNMA	AA+	3.00	10/01/42	1,187,908	1,202,881
FNMA	AA+	3.00	12/01/42	1,460,154	1,480,084
FNMA	AA+	3.00	12/01/42	2,133,465	2,138,762
FNMA	AA+	3.00	01/01/43	2,924,986	2,964,874
FNMA	AA+	3.00	02/01/43	2,409,715	2,440,089
FNMA	AA+	3.00	03/01/43	2,994,486	3,037,127
FNMA	AA+	3.50	03/01/32	1,716,356	1,810,918
FNMA	AA+	3.50	08/01/38	2,867,027	3,002,428
FNMA	AA+	3.50	03/01/41	2,463,475	2,580,312
FNMA	AA+	3.50	10/01/41	1,534,816	1,605,059
FNMA	AA+	3.50	11/01/41	3,429,817	3,582,598
FNMA	AA+	3.50	12/01/41	1,761,981	1,842,620
FNMA	AA+	3.50	04/01/42	1,738,061	1,814,739
FNMA	AA+	3.50	04/01/42	1,840,339	1,927,094
FNMA	AA+	3.50	07/01/42	3,121,402	3,257,851
FNMA	AA+	3.50	08/01/42	2,841,860	2,966,558
FNMA	AA+	3.50	10/01/42	2,702,636	2,820,455
FNMA	AA+	3.50	12/01/42	3,008,038	3,170,887
FNMA	AA+	3.50	03/01/43	2,719,326	2,838,625
FNMA	AA+	3.50	10/01/43	2,264,722	2,387,244
FNMA	AA+	3.50	01/01/44	2,328,113	2,389,766
FNMA	AA+	4.00	05/01/19	373,324	395,619
FNMA	AA+	4.00	07/25/26	2,282,781	2,431,456
FNMA	AA+	4.00	01/01/31	226,652	244,358
FNMA	AA+	4.00	12/01/33	2,167,169	2,316,795
FNMA	AA+	4.00	03/01/35	660,692	707,537
FNMA	AA+	4.00	11/01/38	2,727,825	2,919,564
FNMA	AA+	4.00	11/01/40	1,583,839	1,693,113
FNMA	AA+	4.00	05/01/41	1,591,325	1,698,677
FNMA	AA+	4.00	08/01/42	3,146,478	3,370,215
FNMA	AA+	4.00	05/01/43	2,534,832	2,715,819
FNMA	AA+	4.50	05/01/18	192,963	202,704
FNMA	AA+	4.50	05/01/19	49,381	51,983
FNMA	AA+	4.50	06/01/19	151,636	161,028
FNMA	AA+	4.50	05/01/30	654,648	714,474
FNMA	AA+	4.50	04/01/31	997,203	1,088,712
FNMA	AA+	4.50	08/01/33	193,136	210,417
FNMA	AA+	4.50	08/01/33	237,385	258,709
FNMA	AA+	4.50	09/01/33	609,506	664,089
FNMA	AA+	4.50	10/01/33	618,325	676,175
FNMA	AA+	4.50	10/01/33	274,993	298,423
FNMA	AA+	4.50	05/01/34	223,871	244,126

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

FNMA	AA+	4.50	06/01/34	364,399	397,618
FNMA	AA+	4.50	07/01/34	346,927	378,448
FNMA	AA+	4.50	01/01/35	992,278	1,082,011
FNMA	AA+	4.50	08/01/35	367,889	399,235
FNMA	AA+	4.50	09/01/35	177,103	190,196
FNMA	AA+	4.50	12/01/35	456,714	498,239
FNMA	AA+	4.50	05/01/39	1,327,940	1,457,202
FNMA	AA+	4.50	05/01/39	1,108,573	1,212,131
FNMA	AA+	4.50	05/01/40	668,581	726,817
FNMA	AA+	4.50	11/01/40	1,049,464	1,140,286
FNMA	AA+	4.50	06/01/41	974,048	1,058,400
FNMA	AA+	4.50	10/01/41	1,781,549	1,935,258
FNMA	AA+	4.50	11/01/41	1,469,750	1,603,049
FNMA	AA+	4.50	01/01/42	212,708	231,074
FNMA	AA+	4.50	07/01/42	3,295,820	3,618,596
FNMA	AA+	4.50	03/01/44	2,666,079	2,908,681
FNMA	AA+	4.50	05/01/44	2,481,170	2,701,171
FNMA	AA+	5.00	04/01/18	49,207	51,847
FNMA	AA+	5.00	09/01/18	275,213	290,833
FNMA	AA+	5.00	09/01/20	160,958	172,961
FNMA	AA+	5.00	10/01/20	306,442	325,834
FNMA	AA+	5.00	10/01/25	226,311	249,855
FNMA	AA+	5.00	09/01/33	1,211,829	1,342,705
FNMA	AA+	5.00	10/01/33	752,688	839,010
FNMA	AA+	5.00	11/01/33	859,709	952,272
FNMA	AA+	5.00	03/01/34	201,449	223,110
FNMA	AA+	5.00	04/01/34	393,419	438,468
FNMA	AA+	5.00	04/01/34	103,480	114,562
FNMA	AA+	5.00	04/01/35	349,397	389,547
FNMA	AA+	5.00	06/01/35	244,557	271,152
FNMA	AA+	5.00	09/01/35	279,940	309,242
FNMA	AA+	5.00	09/01/35	615,638	682,379
FNMA	AA+	5.00	11/25/35	1,420,414	1,516,319
FNMA	AA+	5.00	08/01/37	1,698,744	1,877,537
FNMA	AA+	5.00	05/01/39	1,070,213	1,186,244
FNMA	AA+	5.00	09/25/40	1,539,105	1,649,306
FNMA	AA+	5.50	04/01/17	17,982	18,987
FNMA	AA+	5.50	05/01/17	21,099	22,271
FNMA	AA+	5.50	01/01/24	265,267	296,436
FNMA	AA+	5.50	03/01/24	542,200	605,980
FNMA	AA+	5.50	09/01/25	231,047	259,579
FNMA	AA+	5.50	11/01/26	168,513	188,368
FNMA	AA+	5.50	01/01/27	98,871	110,498
FNMA	AA+	5.50	03/01/33	402,656	453,549
FNMA	AA+	5.50	09/01/33	396,867	450,387
FNMA	AA+	5.50	10/01/33	758,270	860,286
FNMA	AA+	5.50	03/01/34	409,875	465,002
FNMA	AA+	5.50	03/01/34	111,335	124,412
FNMA	AA+	5.50	07/01/34	300,175	337,673
FNMA	AA+	5.50	09/01/34	175,913	198,421
FNMA	AA+	5.50	09/01/34	356,149	401,390
FNMA	AA+	5.50	09/01/34	101,794	115,133
FNMA	AA+	5.50	10/01/34	700,000	790,185
FNMA	AA+	5.50	02/01/35	402,421	456,370
FNMA	AA+	5.50	02/01/35	217,815	244,489
FNMA	AA+	5.50	04/01/35	368,251	415,532
FNMA	AA+	5.50	08/01/35	764,912	863,174
FNMA	AA+	5.50	02/25/37	200,064	217,115
FNMA	AA+	5.50	05/01/38	864,682	973,289
FNMA	AA+	5.50	11/01/38	205,705	223,660
FNMA	AA+	5.50	06/01/48	256,815	278,851
FNMA	AA+	6.00	03/01/17	28,668	29,760

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

FNMA	AA+	6.00	05/01/23	336,018	382,581
FNMA	AA+	6.00	01/01/25	212,747	240,910
FNMA	AA+	6.00	03/01/28	272,472	309,713
FNMA	AA+	6.00	04/01/32	87,861	99,584
FNMA	AA+	6.00	04/01/32	69,806	79,565
FNMA	AA+	6.00	05/01/32	306,508	350,935
FNMA	AA+	6.00	04/01/33	713,516	816,819
FNMA	AA+	6.00	11/01/34	69,836	79,129
FNMA	AA+	6.00	03/01/36	76,971	86,753
FNMA	AA+	6.00	12/01/36	287,667	330,631
FNMA	AA+	6.00	01/01/37	329,540	378,593
FNMA	AA+	6.00	03/01/37	247,729	272,212
FNMA	AA+	6.00	04/01/37	138,825	152,409
FNMA	AA+	6.00	05/01/37	78,730	86,430
FNMA	AA+	6.00	06/01/37	140,656	154,346
FNMA	AA+	6.00	07/01/37	159,088	180,439
FNMA	AA+	6.00	08/01/37	201,294	228,393
FNMA	AA+	6.00	12/01/37	97,935	111,081
FNMA	AA+	6.00	10/25/44	618,102	719,894
FNMA	AA+	6.00	02/25/47	1,450,159	1,630,237
FNMA	AA+	6.00	12/25/49	836,910	929,238
FNMA	AA+	6.50	09/01/16	6,023	6,164
FNMA	AA+	6.50	03/01/17	82,377	85,285
FNMA	AA+	6.50	05/01/17	7,108	7,190
FNMA	AA+	6.50	05/01/32	208,930	237,935
FNMA	AA+	6.50	05/01/32	103,767	118,173
FNMA	AA+	6.50	09/01/36	88,497	104,300
FNMA	AA+	6.50	05/01/37	334,306	386,922
FNMA	AA+	6.50	07/01/37	44,193	50,328
FNMA	AA+	6.50	09/01/37	117,855	141,392
FNMA	AA+	6.50	05/01/38	204,690	245,892
FNMA	AA+	7.00	09/01/31	64,629	73,449
FNMA	AA+	7.00	01/25/44	521,805	587,354
FNMA	AA+	7.50	06/01/32	103,335	115,842
FNMA	AA+	8.00	04/01/32	21,471	23,083
FNMA Strip	AA+	3.00	08/25/42	2,168,141	2,155,117
GNMA (4)	AA+	2.68	10/16/47	2,000,000	1,950,190
GNMA (4)	AA+	3.00	07/16/36	1,982,318	2,026,730
GNMA (4)	AA+	3.50	11/20/32	2,554,530	2,685,143
GNMA (4)	AA+	3.50	09/20/33	818,572	839,435
GNMA (4)	AA+	3.50	01/20/37	284,750	288,550
GNMA (4)	AA+	3.50	07/15/42	1,825,849	1,923,039
GNMA (4)	AA+	3.50	11/15/42	1,608,074	1,693,720
GNMA (4)	AA+	3.70	05/15/42	1,174,557	1,247,853
GNMA (4)	AA+	4.00	04/15/24	381,429	405,390
GNMA (4)	AA+	4.00	01/20/41	2,510,343	2,694,270
GNMA (4)	AA+	4.00	08/15/41	1,802,587	1,948,815
GNMA (4)	AA+	4.00	11/15/41	1,189,187	1,294,753
GNMA (4)	AA+	4.00	12/15/41	1,977,033	2,122,926
GNMA (4)	AA+	4.00	01/15/42	699,685	751,666
GNMA (4)	AA+	4.00	03/20/42	1,269,805	1,363,358
GNMA (4)	AA+	4.00	08/20/42	1,637,172	1,756,993
GNMA (4)	AA+	4.25	06/20/36	1,048,114	1,141,135
GNMA (4)	AA+	4.25	04/20/41	1,129,054	1,224,589
GNMA (4)	AA+	4.29	04/15/41	852,144	924,312
GNMA (4)	AA+	4.50	06/20/30	167,820	186,882
GNMA (4)	AA+	4.50	09/15/30	795,601	877,424
GNMA (4)	AA+	4.50	06/20/34	797,016	878,968
GNMA (4)	AA+	4.50	09/15/40	1,562,033	1,707,757
GNMA (4)	AA+	4.50	10/15/40	2,066,474	2,301,777
GNMA (4)	AA+	4.50	10/15/40	672,760	735,522
GNMA (4)	AA+	5.00	04/15/39	1,461,432	1,627,281

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

GNMA (4)	AA+	5.00	06/20/39	2,302,613	2,528,232
GNMA (4)	AA+	5.00	11/15/39	913,973	1,010,963
GNMA (4)	AA+	5.00	05/15/40	392,063	436,056
GNMA (4)	AA+	5.00	06/20/40	751,106	818,567
GNMA (4)	AA+	5.00	06/20/40	717,375	782,157
GNMA (4)	AA+	5.50	01/15/36	176,138	197,102
GNMA (4)	AA+	6.50	04/15/31	15,331	17,494
GNMA (4)	AA+	6.50	12/15/31	57,952	66,154
GNMA (4)	AA+	6.50	05/15/32	31,039	35,419
GNMA (4)	AA+	7.00	05/15/32	6,570	7,124
GNMA TBA (4)	AA+	4.50	02/20/20	1,202,206	1,232,380
Vendee Mortgage Trust (4)	AA+	5.25	01/15/32	1,356,281	1,502,880

					269,875,058

NON-MORTGAGE-BACKED OBLIGATIONS (3.4%)
FHLMC	AA+	0.00	11/29/19	10,872,000	9,686,571
FNMA	AA+	0.00	10/09/19	25,707,000	23,112,362

					32,798,933

CORPORATE DEBT (54.3%)
CONSUMER DISCRETIONARY (8.0%)
Advance Auto Parts, Inc.	BBB-	4.50	01/15/22	1,000,000	1,061,504
Advance Auto Parts, Inc.	BBB-	5.75	05/01/20	3,000,000	3,361,014
AutoZone, Inc.	BBB	3.70	04/15/22	700,000	719,911
AutoZone, Inc.	BBB	4.00	11/15/20	3,000,000	3,183,075
Brinker International, Inc.	BBB-	3.88	05/15/23	4,000,000	3,988,860
Dollar General Corp.	BBB-	3.25	04/15/23	4,000,000	3,640,980
Ethan Allen Global, Inc.	BB-	5.38	10/01/15	2,000,000	2,025,000
Expedia, Inc.	BBB-	5.95	08/15/20	4,000,000	4,469,896
Family Dollar Stores, Inc.	BBB-	5.00	02/01/21	4,000,000	4,219,320
Home Depot, Inc.	A	5.40	03/01/16	2,000,000	2,110,630
Hyatt Hotels Corp.	BBB	3.88	08/15/16	2,800,000	2,904,863
Hyatt Hotels Corp.	BBB	5.38	08/15/21	200,000	227,406
Kohl’s Corp.	BBB	3.25	02/01/23	880,000	856,844
Kohl’s Corp.	BBB	4.00	11/01/21	2,620,000	2,720,629
Lowe’s Cos., Inc.	A-	3.12	04/15/22	2,000,000	2,046,476
Marriott International, Inc.	BBB	3.00	03/01/19	1,000,000	1,026,528
Marriott International, Inc.	BBB	3.38	10/15/20	3,000,000	3,071,340
Mattel, Inc.	BBB+	4.35	10/01/20	1,000,000	1,068,086
Newell Rubbermaid, Inc.	BBB-	4.70	08/15/20	3,000,000	3,226,926
NVR, Inc.	BBB	3.95	09/15/22	4,000,000	4,102,792
O’Reilly Automotive, Inc.	BBB	3.80	09/01/22	3,250,000	3,357,279
Omnicom Group, Inc.	BBB+	3.63	05/01/22	1,000,000	1,026,594
Omnicom Group, Inc.	BBB+	4.45	08/15/20	3,000,000	3,226,860
Staples, Inc.	BBB-	4.38	01/12/23	3,700,000	3,710,086
Tupperware Brands Corp.	BBB-	4.75	06/01/21	4,000,000	4,281,780
Whirlpool Corp.	BBB	4.85	06/15/21	1,000,000	1,097,397
Whirlpool Corp.	BBB	6.50	06/15/16	2,000,000	2,154,510
Wyndham Worldwide Corp.	BBB-	3.90	03/01/23	4,000,000	3,946,544
Wynn Las Vegas LLC	BBB-	5.38	03/15/22	4,000,000	4,060,000

					76,893,130

CONSUMER STAPLES (2.9%)
Avon Products, Inc.	BB+	4.20	07/15/18	900,000	823,500
Avon Products, Inc.	BB+	4.60	03/15/20	2,100,000	1,905,750
Beam, Inc.	BBB	5.38	01/15/16	344,000	359,661
ConAgra Foods, Inc.	BBB-	4.95	08/15/20	1,500,000	1,647,558
CVS Health Corp.	BBB+	6.13	08/15/16	2,000,000	2,157,714
Energizer Hldgs., Inc.	BBB-	4.70	05/19/21	4,000,000	4,150,460
Flowers Foods, Inc.	BBB-	4.38	04/01/22	3,500,000	3,687,460
Ingredion, Inc.	BBB	4.63	11/01/20	3,225,000	3,474,131
Kroger Co.	BBB	2.95	11/01/21	300,000	297,539
Kroger Co.	BBB	4.95	01/15/15	2,000,000	2,002,350
Molson Coors Brewing Co.	BBB+	3.50	05/01/22	3,000,000	3,030,093
Safeway, Inc.	BBB	3.95	08/15/20	4,000,000	4,043,820

					27,580,036

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

ENERGY (5.0%)
Cameron International Corp.	BBB+	4.50	06/01/21	3,000,000	3,174,960
Diamond Offshore Drilling, Inc.	A-	4.88	07/01/15	2,000,000	2,040,034
Energen Corp.	BB	4.63	09/01/21	4,000,000	3,544,840
EQT Corp.	BBB	4.88	11/15/21	4,000,000	4,321,228
FMC Technologies, Inc.	BBB	2.00	10/01/17	4,500,000	4,467,776
Kinder Morgan, Inc.	BBB-	5.15	03/01/15	2,000,000	2,010,320
Marathon Oil Corp.	BBB	2.80	11/01/22	2,000,000	1,872,996
Marathon Petroleum Corp.	BBB	5.13	03/01/21	3,000,000	3,279,111
Murphy Oil Corp.	BBB	2.50	12/01/17	1,250,000	1,242,500
Murphy Oil Corp.	BBB	3.70	12/01/22	2,751,000	2,469,058
National Oilwell Varco, Inc.	A	6.13	08/15/15	2,000,000	2,000,952
Noble Corp.	BBB	7.50	03/15/19	2,000,000	2,184,418
Rowan Companies PLC	BBB-	4.88	06/01/22	4,000,000	3,892,324
Seacor Hldgs., Inc.	BB-	7.38	10/01/19	2,775,000	2,906,813
SESI LLC	BBB-	7.13	12/15/21	4,500,000	4,320,000
Sunoco, Inc.	BBB-	5.75	01/15/17	2,000,000	2,162,280
Weatherford Int’l. Ltd.	BBB-	5.50	02/15/16	1,500,000	1,547,394

					47,437,004

FINANCIALS (13.5%)
Aflac, Inc.	A	4.00	02/15/22	3,000,000	3,184,005
Alleghany Corp.	BBB	4.95	06/27/22	1,000,000	1,099,893
Alleghany Corp.	BBB	5.63	09/15/20	3,000,000	3,368,148
American Tower Corp.	BBB-	4.50	01/15/18	4,000,000	4,247,948
Barrick N.A. Finance LLC	BBB	4.40	05/30/21	4,000,000	4,039,008
Berkley (W.R.) Corp.	BBB+	4.63	03/15/22	2,000,000	2,144,652
Berkley (W.R.) Corp.	BBB+	7.38	09/15/19	2,000,000	2,367,268
Block Financial LLC	BBB	5.50	11/01/22	2,250,000	2,472,095
Boston Properties LP	A-	3.70	11/15/18	1,000,000	1,054,431
Boston Properties LP	A-	3.85	02/01/23	3,000,000	3,114,231
Capital One Financial Corp.	BBB	4.75	07/15/21	4,000,000	4,408,552
CNA Financial Corp.	BBB	6.50	08/15/16	2,000,000	2,163,270
Fairfax Financial Hldgs.	BBB-	8.25	10/01/15	2,500,000	2,618,473
Fairfax Financial Hldgs.†	BBB-	5.80	05/15/21	1,500,000	1,608,936
First Republic Bank	A-	2.38	06/17/19	2,000,000	2,009,422
Genworth Financial, Inc.	BB+	7.20	02/15/21	1,750,000	1,704,164
Genworth Financial, Inc.	BB+	7.63	09/24/21	1,300,000	1,271,130
Government Pptys. Income Trust	BBB-	3.75	08/15/19	4,000,000	4,060,592
Harley-Davidson Financial Svcs.†	A-	3.88	03/15/16	2,678,000	2,763,835
Hartford Financial Svcs.	BBB	5.50	03/30/20	1,000,000	1,130,088
HCP, Inc.	BBB+	6.00	01/30/17	1,250,000	1,363,915
Health Care REIT, Inc.	BBB	3.63	03/15/16	750,000	771,913
Health Care REIT, Inc.	BBB	3.75	03/15/23	750,000	756,473
Health Care REIT, Inc.	BBB	6.13	04/15/20	2,500,000	2,873,828
Healthcare Realty Trust	BBB-	3.75	04/15/23	4,000,000	3,926,124
Hospitality Properties Trust	BBB-	5.00	08/15/22	4,550,000	4,794,699
Jones Lang LaSalle, Inc.	BBB	4.40	11/15/22	4,000,000	4,151,268
JPMorgan Chase Bank NA	A	6.00	10/01/17	2,000,000	2,219,768
Kemper Corp.	BBB-	6.00	11/30/15	2,500,000	2,606,110
Kemper Corp.	BBB-	6.00	05/15/17	1,091,000	1,178,641
Lincoln National Corp.	A-	4.85	06/24/21	1,000,000	1,101,586
Markel Corp.	BBB	5.35	06/01/21	1,200,000	1,346,502
Marsh & McLennan Cos., Inc.	A-	4.80	07/15/21	3,000,000	3,334,260
Moody’s Corp.	BBB+	4.50	09/01/22	4,000,000	4,290,192
Nasdaq OMX Group, Inc.	BBB-	5.55	01/15/20	2,500,000	2,778,043
National Retail Pptys., Inc.	BBB+	3.30	04/15/23	1,000,000	981,903
National Retail Pptys., Inc.	BBB+	3.80	10/15/22	3,000,000	3,079,293
Pacific LifeCorp.†	BBB+	6.00	02/10/20	3,000,000	3,410,049
Penske Truck Leasing Co. LP†	BBB-	3.38	03/15/18	3,000,000	3,097,197
Prudential Financial, Inc.	A	4.50	11/16/21	1,000,000	1,090,172
Raymond James Financial, Inc.	BBB	4.25	04/15/16	3,150,000	3,265,939

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

Reckson Operating Partnership	BBB-	6.00	03/31/16	3,200,000	3,373,222
Reinsurance Grp. of America, Inc.	A-	4.70	09/15/23	1,000,000	1,074,557
Reinsurance Grp. of America, Inc.	A-	5.00	06/01/21	3,000,000	3,304,128
Senior Housing Pptys. Trust	BBB-	4.30	01/15/16	3,000,000	3,062,622
Travelers Cos., Inc.	A	3.90	11/01/20	2,500,000	2,685,515
Ventas Realty LP/Capital Corp.	BBB+	3.25	08/15/22	500,000	493,429
Ventas Realty LP/Capital Corp.	BBB+	4.75	06/01/21	3,000,000	3,260,688
Vornado Realty LP	BBB	2.50	06/30/19	1,000,000	991,337
Vornado Realty LP	BBB	4.25	04/01/15	3,000,000	3,000,000
Wells Fargo & Co.	A	3.45	02/13/23	4,000,000	4,053,976
Zions Bancorporation	BBB-	4.50	03/27/17	1,000,000	1,050,518

					129,598,008

HEALTH CARE (5.8%)
Agilent Technologies, Inc.	BBB+	5.00	07/15/20	4,000,000	4,351,296
Allergan, Inc.	A+	5.75	04/01/16	2,000,000	2,115,944
AmerisourceBergen Corp.	A-	4.88	11/15/19	2,500,000	2,764,550
Anthem, Inc.	A-	4.35	08/15/20	2,000,000	2,166,790
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	4,000,000	4,295,708
Biogen Idec, Inc.	A-	6.88	03/01/18	2,500,000	2,881,088
CIGNA Corp.	A	2.75	11/15/16	1,000,000	1,026,869
CIGNA Corp.	A	5.38	03/15/17	2,000,000	2,160,524
Edwards Lifesciences Corp.	BBB-	2.88	10/15/18	4,500,000	4,561,812
Hospira, Inc.	BBB-	6.05	03/30/17	4,000,000	4,312,660
Humana, Inc.	BBB+	7.20	06/15/18	2,000,000	2,336,376
Laboratory Corp. of America	BBB+	3.75	08/23/22	2,000,000	2,046,162
Laboratory Corp. of America	BBB+	4.63	11/15/20	1,000,000	1,077,966
Laboratory Corp. of America	BBB+	5.63	12/15/15	1,000,000	1,040,268
Medco Health Solutions, Inc.	BBB+	4.13	09/15/20	3,000,000	3,185,595
Owens & Minor, Inc.	BBB	3.88	09/15/21	2,200,000	2,224,884
PerkinElmer, Inc.	BBB	5.00	11/15/21	4,000,000	4,351,676
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	4,000,000	4,314,076
Thermo Fisher Scientific, Inc.	BBB	3.60	08/15/21	1,000,000	1,032,671
Thermo Fisher Scientific, Inc.	BBB	4.50	03/01/21	3,000,000	3,240,702

					55,487,617

INDUSTRIALS (4.2%)
Crane Co.	BBB	2.75	12/15/18	4,000,000	4,043,148
CSX Corp.	BBB+	6.25	04/01/15	670,000	679,030
Dun & Bradstreet Corp.	BBB-	3.25	12/01/17	3,000,000	3,084,579
Dun & Bradstreet Corp.	BBB-	4.38	12/01/22	1,000,000	1,022,939
Equifax, Inc.	BBB+	3.30	12/15/22	4,000,000	3,954,776
Flowserve Corp.	BBB-	3.50	09/15/22	4,000,000	4,001,504
Harsco Corp.	BB+	5.75	05/15/18	4,000,000	4,210,000
Kennametal, Inc.	BBB	2.65	11/01/19	4,000,000	3,957,676
L-3 Communications Corp.	BBB-	4.75	07/15/20	3,000,000	3,221,787
L-3 Communications Corp.	BBB-	5.20	10/15/19	1,000,000	1,098,316
Pentair PLC	BBB	5.00	05/15/21	3,000,000	3,337,047
Pitney Bowes, Inc.	BBB	5.25	01/15/37	3,000,000	3,213,825
Textron, Inc.	BBB-	4.63	09/21/16	2,900,000	3,068,241
Valmont Industries, Inc.	BBB+	6.63	04/20/20	750,000	880,223

					39,773,091

INFORMATION TECHNOLOGY (5.4%)
Adobe Systems, Inc.	A-	4.75	02/01/20	4,000,000	4,390,940
Arrow Electronics, Inc.	BBB-	4.50	03/01/23	1,100,000	1,137,033
Arrow Electronics, Inc.	BBB-	6.88	06/01/18	2,900,000	3,284,903
Avnet, Inc.	BBB-	4.88	12/01/22	270,000	286,542
Avnet, Inc.	BBB-	5.88	06/15/20	1,100,000	1,228,968
Avnet, Inc.	BBB-	6.00	09/01/15	2,000,000	2,062,672
Fiserv, Inc.	BBB	4.63	10/01/20	2,800,000	3,041,693
Fiserv, Inc.	BBB	4.75	06/15/21	1,000,000	1,100,945
Ingram Micro, Inc.	BBB-	4.95	12/15/24	750,000	749,753
Ingram Micro, Inc.	BBB-	5.00	08/10/22	1,000,000	1,062,226
Ingram Micro, Inc.	BBB-	5.25	09/01/17	3,000,000	3,245,799

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

Lender Processing Svcs., Inc.	BBB	5.75	04/15/23	4,500,000	4,725,000
Lexmark International, Inc.	BBB-	6.65	06/01/18	4,000,000	4,443,656
Motorola Solutions, Inc.	BBB	3.75	05/15/22	4,000,000	4,058,056
Symantec Corp.	BBB	4.20	09/15/20	4,000,000	4,141,924
Tech Data Corp.	BBB-	3.75	09/21/17	4,000,000	4,132,068
Total System Services, Inc.	BBB+	3.75	06/01/23	4,000,000	3,919,644
Western Union Co.	BBB	5.93	10/01/16	4,000,000	4,294,744

					51,306,566

MATERIALS (5.9%)
Airgas, Inc.	BBB	3.25	10/01/15	2,000,000	2,031,868
Albemarle Corp.	BBB-	4.50	12/15/20	2,000,000	2,153,478
Alcoa, Inc.	BBB-	6.75	07/15/18	4,000,000	4,493,360
Carpenter Technology Corp.	BBB	4.45	03/01/23	3,600,000	3,666,316
Domtar Corp.	BBB-	4.40	04/01/22	4,000,000	4,105,504
Eastman Chemical Co.	BBB	4.50	01/15/21	2,500,000	2,667,775
Freeport-McMoRan Copper & Gold	BBB	3.55	03/01/22	4,000,000	3,780,444
Geon Co.	BBB-	7.50	12/15/15	3,750,000	3,975,000
Goldcorp, Inc.	BBB+	2.13	03/15/18	4,000,000	3,953,456
Kinross Gold Corp.	BBB-	5.13	09/01/21	4,000,000	3,823,960
Methanex Corp.	BBB-	3.25	12/15/19	3,400,000	3,371,399
Methanex Corp.	BBB-	5.25	03/01/22	600,000	644,530
Newmont Mining Corp.	BBB	3.50	03/15/22	4,000,000	3,758,988
Packaging Corp. of America	BBB	3.90	06/15/22	2,000,000	2,051,296
Packaging Corp. of America	BBB	4.50	11/01/23	2,000,000	2,095,022
Southern Copper Corp.	BBB	3.50	11/08/22	4,000,000	3,793,460
Teck Resources Ltd.	BBB	3.75	02/01/23	1,000,000	896,291
Teck Resources Ltd.	BBB	4.75	01/15/22	3,000,000	2,924,133
Vulcan Materials Co.	BB+	7.00	06/15/18	2,000,000	2,200,000

					56,386,280

TELECOMMUNICATION SERVICES (0.9%)
AT&T, Inc.	A-	3.00	02/15/22	4,000,000	3,924,720
CenturyLink, Inc.	BB	5.00	02/15/15	2,000,000	2,007,500
Verizon Communications, Inc.	BBB+	4.50	09/15/20	2,000,000	2,171,514

					8,103,734

UTILITIES (2.7%)
AGL Capital Corp.	BBB+	6.38	07/15/16	500,000	537,882
Constellation Energy	BBB-	5.15	12/01/20	3,000,000	3,321,603
Duke Energy Progress, Inc.	A	5.25	12/15/15	2,000,000	2,087,592
Entergy Corp.	BBB-	4.70	01/15/17	1,500,000	1,579,641
Entergy Corp.	BBB-	5.13	09/15/20	2,500,000	2,723,308
Exelon Generation Co. LLC	BBB	4.25	06/15/22	1,000,000	1,039,180
Illinois Power Generating Co.	CCC+	6.30	04/01/20	2,500,000	2,075,000
National Fuel Gas Co.	BBB	4.90	12/01/21	3,000,000	3,253,347
PPL Energy Supply LLC	BB	4.60	12/15/21	2,000,000	1,814,830
SCANA Corp.	BBB	4.13	02/01/22	4,000,000	4,146,696
UIL Hldgs. Corp.	BBB-	4.63	10/01/20	2,725,000	2,898,147

					25,477,226

SOVEREIGN DEBT (0.4%)
Sri Lanka AID	NR	6.59	09/15/28	3,283,889	4,029,201

TOTAL LONG-TERM DEBT SECURITIES (Cost: $917,538,549) 98.6%					943,138,793

	Rating**	Rate(%)	Maturity	Face Amount.	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.2%)
U.S. Treasury Bill	A-1+	0.09	06/25/15	2,000,000	1,999,076

COMMERCIAL PAPER (0.9%)
Coca-Cola Co.†	A-1+	0.10	02/12/15	700,000	699,918
Exxon Mobil Corp.	A-1+	0.13	02/04/15	2,700,000	2,699,669
New Jersey Natural Gas	A-1	0.15	01/15/15	900,000	899,948
Toyota Motor Credit Corp.	A-1+	0.13	01/28/15	4,000,000	3,999,610

					8,299,145

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2014

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $10,298,221) 1.1%	10,298,221

TEMPORARY CASH INVESTMENTS (2) (Cost: $2,798,500) 0.3%	2,798,500

TOTAL INVESTMENTS (Cost: $930,635,270) 100.0%	956,235,514

OTHER NET ASSETS -0.0% (3)	(353,715)

NET ASSETS 100.0%	$955,881,799

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

December 31, 2014

Abbreviations:	FHARM = Federal Home Adjustable Rate Mortgage
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
NR = Not Rated

* Non-income producing security.

** Ratings as per Standard & Poor’s Corporation (unaudited).

† Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the aggregate values of these securities and their percentages of the respective Funds’ net assets were as follows:

Fund	Aggregate Market Value	Percentage of Net Assets

EQUITY INDEX FUND	$16,398,830	0.9%
SMALL CAP VALUE FUND	$7,049,891	1.8%
SMALL CAP GROWTH FUND	$4,298,528	1.0%
MID-CAP EQUITY INDEX FUND	$3,799,590	0.4%
COMPOSITE FUND	$2,173,351	1.1%
MONEY MARKET FUND	$29,197,004	37.7%
MID-TERM BOND FUND	$6,548,275	1.5%
BOND FUND	$11,579,935	1.2%

(1)	This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts.

Information on futures contracts outstanding in the Funds as of December 31, 2014, was as follows:

Fund	Number of Contracts	Contract Type	Purchased (P) or Sold (S)	Expiration Date	Underlying Face Amount at Value(a)	Unrealized Gain(Loss)	Face Value of Futures as a % of Total Investments

EQUITY INDEX FUND	603	E-mini S&P 500 Stock Index	P	March 2015	$61,879,860	$656,358	3.5%
ALL AMERICA FUND	52	E-mini S&P 500 Stock Index	P	March 2015	$5,336,240	($32,565)	1.6%
MID-CAP EQUITY INDEX FUND	199	E-mini S&P MidCap 400 Stock Index	P	March 2015	$28,827,140	$657,202	2.9%
(a)	Includes the cumulative appreciation(depreciation) of futures contracts.

(2)	The fund has an arrangement with its custodian bank, JP Morgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund’s name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at December 31, 2014 was 0.12%.
(3)	Percentage is less than 0.05%.
(4)	U.S. Government guaranteed security.

Fair Value—The Investment Company values its investments at fair value. Fair value is an estimate of the price the Fund would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. These inputs are summarized in the three broad levels listed below:

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

December 31, 2014

•	Level 1 – quoted prices in active markets for identical securities.
•	Level 2 – other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

As of December 31, 2014, management determined that the fair value inputs for all equity securities, including shares of registered investment companies, were considered Level 1, with the exception of non-registered securities under Rule 144A of the Securities Act of 1933 which were considered Level 2. In addition, certain Rule 144A securities not actively traded were considered Level 3; however, there were no such securities as of December 31, 2014. Fair value inputs for all debt securities were considered Level 2. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers between levels are reflected based on the fair value at the beginning of a reporting period.

The following is a summary of the inputs used to value the Funds’ investments and other financial instruments as of December 31, 2014:

Fund	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Investments at Fair Value:
(See Portfolios of Investments for More Details)
Equity Index Fund
Common Stock	$1,727,505,633	-	-	$1,727,505,633
Short-Term Debt Securities	-	$60,091,484	-	$60,091,484
Temporary Cash Investments	-	$750,000	-	$750,000

	$1,727,505,633	$60,841,484	-	$1,788,347,117

All America Fund
Common Stock - Indexed	$179,800,853	-	-	$179,800,853
Common Stock - Active	$132,669,811	-	-	$132,669,811
Short-Term Debt Securities - Indexed	-	$4,999,081	-	$4,999,081
Short-Term Debt Securities - Active	-	$5,898,017	-	$5,898,017
Temporary Cash Investments	-	$228,300	-	$228,300

	$312,470,664	$11,125,398	-	$323,596,062

Small Cap Value Fund
Common Stock	$377,305,353	-	-	$377,305,353
Short-Term Debt Securities	-	$17,896,636	-	$17,896,636

	$377,305,353	$17,896,636	-	$395,201,989

Small Cap Growth Fund
Common Stock	$398,540,858	-	-	$398,540,858
Short-Term Debt Securities	-	$13,497,841	-	$13,497,841

	$398,540,858	$13,497,841	-	$412,038,699

Mid Cap Value Fund
Common Stock	$88,846,109	-	-	$88,846,109
Short-Term Debt Securities	-	$3,249,448	-	$3,249,448

	$88,846,109	$3,249,448	-	$92,095,557

Mid-Cap Equity Index Fund
Common Stock	$971,768,222	-	-	$971,768,222
Short-Term Debt Securities	-	$31,195,493	-	$31,195,493
Temporary Cash Investments	-	$100,000	-	$100,000

	$971,768,222	$31,295,493	-	$1,003,063,715

International Fund
Common Stock	$252,326,707	-	-	$252,326,707
Short-Term Debt Securities	-	$11,396,460	-	$11,396,460

	$252,326,707	$11,396,460	-	$263,723,167

Composite Fund
Common Stock	$114,242,580	-	-	$114,242,580
U.S. Government Debt	-	$16,835,903	-	$16,835,903
U.S. Government Agency Residential Mortgage-Backed Obligations	-	$24,216,706	-	$24,216,706
U.S. Government Agency Non-Mortgage-Backed Obligations	-	$445,483	-	$445,483
Long-Term Corporate Debt	-	$32,552,782	-	$32,552,782
Short-Term Debt Securities	-	$4,449,115	-	$4,449,115
Temporary Cash Investments	-	$808,900	-	$808,900

	$114,242,580	$79,308,889	-	$193,551,469

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

December 31, 2014

Retirement Income Fund
Common Stock	$53,535,315	-	-	$53,535,315

2010 Retirement Fund
Common Stock	$26,558,105	-	-	$26,558,105

2015 Retirement Fund
Common Stock	$154,162,876	-	-	$154,162,876

2020 Retirement Fund
Common Stock	$320,042,019	-	-	$320,042,019

2025 Retirement Fund
Common Stock	$331,091,047	-	-	$331,091,047

2030 Retirement Fund
Common Stock	$277,060,170	-	-	$277,060,170

2035 Retirement Fund
Common Stock	$229,853,630	-	-	$229,853,630

2040 Retirement Fund
Common Stock	$188,610,656	-	-	$188,610,656

2045 Retirement Fund
Common Stock	$232,106,622	-	-	$232,106,622

2050 Retirement Fund
Common Stock	$50,211,014	-	-	$50,211,014

Conservative Allocation Fund
Common Stock	$122,523,125	-	-	$122,523,125

Moderate Allocation Fund
Common Stock	$315,208,180	-	-	$315,208,180

Aggressive Allocation Fund
Common Stock	$254,800,202	-	-	$254,800,202

Money Market Fund
U.S. Government Debt	-	$2,999,067	-	$2,999,067
U.S. Government Agency Short-Term Debt	-	$34,875,109	-	$34,875,109
Commercial Paper	-	$38,121,033	-	$38,121,033
Temporary Cash Investments	-	$1,484,000	-	$1,484,000

	-	$77,479,209	-	$77,479,209

Mid-Term Bond Fund
U.S. Government Debt	-	$125,199,486	-	$125,199,486
U.S. Government Agency Residential Mortgage-Backed Obligations	-	$5,879	-	$5,879
U.S. Government Agency Non-Mortgage-Backed Obligations	-	$33,047,006	-	$33,047,006
Long-Term Corporate Debt	-	$271,127,819	-	$271,127,819
Short-Term Debt Securities	-	$3,009,562	-	$3,009,562
Temporary Cash Investments	-	$11,100	-	$11,100

	-	$432,400,852	-	$432,400,852

Bond Fund
U.S. Government Debt	-	$118,392,909	-	$118,392,909
U.S. Government Agency Residential Mortgage-Backed Obligations	-	$269,875,058	-	$269,875,058

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

December 31, 2014

U.S. Government Agency Non-Mortgage-Backed Obligations	-	$32,798,933	-	$32,798,933
Long-Term Corporate Debt	-	$518,042,692	-	$518,042,692
Sovereign Debt	-	$4,029,201	-	$4,029,201
Short-Term Debt Securities	-	$10,298,221	-	$10,298,221
Temporary Cash Investments	-	$2,798,500	-	$2,798,500

	-	$956,235,514	-	$956,235,514

Other Financial Instruments:*
Equity Index Fund	$656,358	—	—	$656,358
All America Fund	($32,565)	—	—	($32,565)
Mid-Cap Equity Index Fund	$657,202	—	—	$657,202

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

During the year ended December 31, 2014, there were no transfers of securities between Level 1, Level 2 or Level 3.

Security Valuation — Investment securities are carried at fair value as follows:

Exchange-traded equity securities are valued at the last reported sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price is used. For equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

Short-term debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates fair value for such securities.

Debt securities, including short-term debt securities maturing in excess of 60 days, are valued on the basis of prices obtained from an independent pricing source. The pricing source may utilize various pricing methodologies that incorporate both models (which consider factors such as yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds and trading characteristics) and dealer supplied valuations to derive a valuation.

In the rare instance when a price is not available from an independent pricing source or when prices may not reflect fair value, such as when the price provided by the pricing source is not based on a recent trade, a calculated fair value is used, as determined in good faith by the Adviser and reviewed by a Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

The Advisor uses a market approach to calculate fair value for equity securities which are categorized as Level 3. The Adviser’s valuation is primarily based on information regarding the specific equity issuer, such as the last trade price, financial statements, the relationship of per-share book value to the last trade price, operating information and any corporate actions, such as dividends or returns of capital, that may have occurred since the last trade. The Adviser also considers industry-specific conditions and overall market conditions, to determine whether the last trade price reflects fair value or needs to be adjusted. Generally, absent any significant contrary indications, the last trade price will be used to calculate fair value.

Retirement Funds and the Allocation Funds value their investments in the underlying Funds of the Investment Company at their respective net asset values.

Investment Transactions — Investment transactions are accounted for as of the trade date. Realized gain and loss on the sale of short and long-term debt securities are computed on the basis of amortized cost at the time of sale. Realized gains and losses on the sale of equity securities are based on the identified cost basis of the security, determined on the first-in, first-out (“FIFO”) basis.

Futures Contracts - The Equity Index Fund, Mid-Cap Equity Index Fund and a portion of the All America Fund each maintain indexed asset portfolios which are subject to equity price risk. In order to remain more fully invested in the equity markets while minimizing transaction costs, the funds purchase stock index futures contracts. An initial cash margin deposit (represented by cash or Treasury bills) is made upon entering into a futures contract and serves as collateral for the contract. This initial margin, maintained in a segregated account, is equal to approximately 5%-6% of the contract amount, and does not involve the borrowing of funds to finance the transaction. During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each trading day. The accumulated unrealized appreciation or depreciation on the contract is included in Net Unrealized Appreciation (Depreciation) of Investments and Futures Contracts in the Components of Net Assets section of the Statements of Assets and Liabilities.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

December 31, 2014

Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized appreciation or depreciation are incurred, variation margin payments are received or made daily. The net change in unrealized appreciation or depreciation of futures contracts is recorded in the Statements of Operations. When the contract is closed, a realized gain or loss from futures transactions is recorded in the Statements of Operations, equal to the net variation margin received or paid over the period the contract was outstanding. The “Underlying Face Amount at Value” (appearing in the “Notes to the Portfolios of Investments in Securities”), representing the aggregate of outstanding contractual amounts under futures contracts, reflects the extent of a Fund’s exposure to off-balance sheet risk. The use of futures transactions involves the risk of imperfect correlation in the price movements of the contract and the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Tax Information - The components of net unrealized appreciation (depreciation) of investments for Federal income tax purposes and the cost of investments for Federal income tax purposes at December 31, 2014 for each of the funds were as follows.

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Unrealized Appreciation	$694,181,719	$102,491,477	$100,911,535	$98,068,512	$20,817,308
Unrealized Depreciation	(24,404,414)	(10,292,888)	(12,365,336)	(9,460,093)	(1,249,445)

Net	$669,777,305	$92,198,589	$88,546,199	$88,608,419	19,567,863

Cost of Investments	$1,118,569,813	$231,397,473	$306,655,790	$323,430,280	$72,527,694

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Unrealized Appreciation	$307,034,807	$8,738,298	$47,530,328	$2,995,971	$2,706,059
Unrealized Depreciation	(30,050,327)	(7,516,135)	(2,099,079)	(412,854)	(138,321)

Net	$276,984,480	$1,222,163	$45,431,249	$2,583,117	2,567,738

Cost of Investments	$726,079,235	$262,501,004	$148,120,220	$50,952,198	$23,990,367

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Unrealized Appreciation	$20,074,607	$44,098,847	$56,061,460	$51,508,275	$45,064,314
Unrealized Depreciation	(973,657)	(1,412,554)	(1,017,636)	(588,721)	(449,304)

Net	$19,100,950	$42,686,293	$55,043,824	$50,919,554	$44,615,010

Cost of Investments	$135,061,926	$277,355,726	$276,047,223	$226,140,616	$185,238,620

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund
Unrealized Appreciation	$39,470,516	$50,307,579	$3,168,000	$9,972,163	$60,502,882
Unrealized Depreciation	(283,390)	(413,206)	(244,623)	(1,078,001)	(8,651,355)

Net	$39,187,126	$49,894,373	$2,923,377	$8,894,162	$51,851,527

Cost of Investments	$149,423,530	$182,212,249	$47,287,637	$113,628,963	$263,356,653

	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Unrealized Appreciation	$66,414,032	$4,372	$9,863,728	$31,826,773
Unrealized Depreciation	(7,774,377)	-	(2,233,818)	(6,226,529)

Net	$58,639,655	$4,372	$7,629,910	$25,600,244

Cost of Investments	$196,160,547	$77,474,837	$424,770,942	$930,635,270

Differences in basis between amounts reflected in the Schedules of Investments and those computed for Federal income tax purposes arise from the Federal income tax treatment of wash sales, Real Estate Investment Trusts, partnerships, corporate actions and futures contracts.

(b) Not applicable.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.    PURCHASES OF EQUITY SECURITES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.    CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely and accurate manner.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.   EXHIBITS.

Attached hereto:

(a)	(1)	Not applicable.

	(2)	Exhibit 99.CERT	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940.
	(3)	Not applicable.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

	Exhibit 99.REPT	Report of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual of America Investment Corporation

By:	/s/ JOHN R. GREED
John R. Greed
Chairman of the Board,
President and Chief Executive Officer of
Mutual of America Investment Corporation

Date: March 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JOHN R. GREED
John R. Greed
Chairman of the Board,
President and Chief Executive Officer of
Mutual of America Investment Corporation

Date: March 5, 2015

By:	/s/ GEORGE L. MEDLIN
George L. Medlin
Executive Vice President,
Chief Financial Officer and Treasurer of
Mutual of America Investment Corporation

Date: March 5, 2015